UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2020

Item 1.

Reports to Stockholders

Fidelity Advisor® Value Strategies Fund

Annual Report

November 30, 2020

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(2.42)%	5.90%	8.71%
Class M (incl. 3.50% sales charge)	(0.29)%	6.16%	8.74%
Class C (incl. contingent deferred sales charge)	1.75%	6.33%	8.52%
Fidelity® Value Strategies Fund	3.85%	7.47%	9.67%
Class K	3.99%	7.60%	9.83%
Class I	3.80%	7.42%	9.63%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Strategies Fund - Class A on November 30, 2010 and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$23,043	Fidelity Advisor® Value Strategies Fund - Class A
$27,871	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Matt Friedman:  For the fiscal year ending November 30, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 3% to 4%, roughly in line with the 3.37% result of the benchmark Russell Midcap® Value index. Versus the benchmark, security selection was the primary contributor, especially within the real estate sector. Strong picks in financials also boosted the fund's relative result. Also lifting the fund's relative result was security selection in the consumer discretionary sector, especially within the consumer services industry. Darling Ingredients, the fund's top individual contributor, advanced 100% this period. We decreased our stake in the company the past year. Our second-largest contributor was Equinix, which gained 25% the past 12 months. We reduced our position in the company the past year. Another contributor this period was eBay. The fund's shares in eBay gained 45% the past 12 months. All of these contributors were non-benchmark positions. Conversely, the biggest detractor from performance versus the benchmark was our stock selection in materials. Weak picks in the industrials sector, especially within the capital goods industry, also hindered relative performance. Also hindering the fund's relative performance were stock picks in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry. Not owning Newmont, a benchmark component that gained 56%, was the biggest individual relative detractor. A second notable relative detractor was our outsized stake in Capri Holdings (-68%), a position that was sold the past 12 months. The fund's non-benchmark stake in Aercap Holdings, a position not held at period end, returned -54%. Notable changes in positioning include increased exposure to the materials sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
Cigna Corp.	2.7
CubeSmart	2.1
CBRE Group, Inc.	2.0
CenterPoint Energy, Inc.	1.9
The AES Corp.	1.8
Centene Corp.	1.7
Ameriprise Financial, Inc.	1.7
PG&E Corp.	1.6
Edison International	1.6
Tapestry, Inc.	1.6
18.7

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Industrials	17.2
Financials	16.6
Consumer Discretionary	11.3
Materials	9.7
Real Estate	8.9

Asset Allocation (% of fund's net assets)

As of November 30, 2020 *
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments – 10.1%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (000s)
COMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 0.6%
Liberty Global PLC Class C (a)	228,800	$4,951
Media - 2.3%
Interpublic Group of Companies, Inc.	435,800	9,710
Nexstar Broadcasting Group, Inc. Class A	78,200	8,231
		17,941

TOTAL COMMUNICATION SERVICES		22,892

CONSUMER DISCRETIONARY - 11.3%
Auto Components - 0.9%
BorgWarner, Inc.	188,800	7,335
Distributors - 1.3%
LKQ Corp. (a)	286,600	10,094
Diversified Consumer Services - 0.9%
Laureate Education, Inc. Class A (a)	522,700	7,422
Hotels, Restaurants & Leisure - 1.6%
Caesars Entertainment, Inc. (a)	184,400	12,561
Household Durables - 1.3%
Mohawk Industries, Inc. (a)	80,800	10,167
Internet & Direct Marketing Retail - 1.1%
eBay, Inc.	169,000	8,523
Leisure Products - 1.2%
Mattel, Inc. (a)	593,400	9,192
Specialty Retail - 1.4%
Lowe's Companies, Inc.	40,100	6,248
Sally Beauty Holdings, Inc. (a)	448,200	5,154
		11,402
Textiles, Apparel & Luxury Goods - 1.6%
Tapestry, Inc.	447,307	12,668

TOTAL CONSUMER DISCRETIONARY		89,364

CONSUMER STAPLES - 6.0%
Food & Staples Retailing - 1.0%
U.S. Foods Holding Corp. (a)	255,900	8,056
Food Products - 2.2%
Darling Ingredients, Inc. (a)	203,722	9,836
Post Holdings, Inc. (a)	77,700	7,340
		17,176
Household Products - 1.8%
Energizer Holdings, Inc. (b)	147,600	6,183
Spectrum Brands Holdings, Inc.	119,800	8,006
		14,189
Tobacco - 1.0%
Altria Group, Inc.	203,000	8,085

TOTAL CONSUMER STAPLES		47,506

ENERGY - 4.0%
Oil, Gas & Consumable Fuels - 4.0%
Cheniere Energy, Inc. (a)	189,500	10,743
Hess Corp.	175,300	8,271
The Williams Companies, Inc.	401,100	8,415
Valero Energy Corp.	74,000	3,979
		31,408
FINANCIALS - 16.6%
Banks - 2.6%
First Citizens Bancshares, Inc.	13,500	7,136
M&T Bank Corp.	69,000	8,038
Signature Bank	45,300	5,082
		20,256
Capital Markets - 3.7%
Ameriprise Financial, Inc.	72,100	13,356
Lazard Ltd. Class A	209,800	7,830
LPL Financial	85,000	7,715
		28,901
Consumer Finance - 5.2%
Capital One Financial Corp.	131,700	11,279
Discover Financial Services	133,700	10,184
OneMain Holdings, Inc.	240,200	9,365
SLM Corp.	967,784	10,268
		41,096
Diversified Financial Services - 1.0%
Voya Financial, Inc. (b)	134,400	7,745
Insurance - 4.1%
American International Group, Inc.	172,100	6,616
Assurant, Inc.	77,600	10,020
Reinsurance Group of America, Inc.	53,100	6,121
The Travelers Companies, Inc.	77,700	10,074
		32,831

TOTAL FINANCIALS		130,829

HEALTH CARE - 8.2%
Biotechnology - 1.4%
Alexion Pharmaceuticals, Inc. (a)	86,300	10,538
Health Care Providers & Services - 5.9%
Centene Corp. (a)	219,200	13,514
Cigna Corp.	101,600	21,248
Laboratory Corp. of America Holdings (a)	30,300	6,055
Patterson Companies, Inc.	214,400	5,952
		46,769
Pharmaceuticals - 0.9%
Jazz Pharmaceuticals PLC (a)	49,700	6,993

TOTAL HEALTH CARE		64,300

INDUSTRIALS - 17.2%
Air Freight & Logistics - 0.8%
FedEx Corp.	21,000	6,018
Building Products - 0.9%
Jeld-Wen Holding, Inc. (a)	295,600	7,151
Commercial Services & Supplies - 1.3%
The Brink's Co.	153,100	10,273
Construction & Engineering - 3.8%
AECOM (a)	194,600	10,098
Fluor Corp.	569,200	9,830
Willscot Mobile Mini Holdings (a)	483,300	10,396
		30,324
Electrical Equipment - 1.1%
Sensata Technologies, Inc. PLC (a)	174,400	8,516
Machinery - 1.2%
Allison Transmission Holdings, Inc.	230,600	9,466
Professional Services - 3.2%
ASGN, Inc. (a)	95,300	7,451
Manpower, Inc.	110,600	9,583
Nielsen Holdings PLC	509,000	8,231
		25,265
Road & Rail - 2.4%
Ryder System, Inc.	172,800	10,233
TFI International, Inc. (Canada)	172,500	8,753
		18,986
Trading Companies & Distributors - 2.5%
Beacon Roofing Supply, Inc. (a)	242,800	8,835
Univar, Inc. (a)	606,900	10,864
		19,699

TOTAL INDUSTRIALS		135,698

INFORMATION TECHNOLOGY - 5.9%
Electronic Equipment & Components - 1.5%
Flextronics International Ltd. (a)	728,400	11,822
IT Services - 1.3%
DXC Technology Co.	281,400	6,165
Unisys Corp. (a)	283,532	4,134
		10,299
Semiconductors & Semiconductor Equipment - 1.8%
NXP Semiconductors NV	30,600	4,848
ON Semiconductor Corp. (a)	326,100	9,375
		14,223
Software - 1.3%
SS&C Technologies Holdings, Inc.	152,900	10,533

TOTAL INFORMATION TECHNOLOGY		46,877

MATERIALS - 9.7%
Chemicals - 6.6%
Axalta Coating Systems Ltd. (a)	298,000	8,526
DuPont de Nemours, Inc.	138,537	8,789
Element Solutions, Inc.	438,200	6,052
Olin Corp.	470,383	10,297
Tronox Holdings PLC	760,100	9,615
W.R. Grace & Co.	164,400	8,996
		52,275
Construction Materials - 1.0%
Eagle Materials, Inc.	88,700	8,071
Containers & Packaging - 2.1%
Crown Holdings, Inc. (a)	105,154	9,911
O-I Glass, Inc.	554,000	6,271
		16,182

TOTAL MATERIALS		76,528

REAL ESTATE - 8.9%
Equity Real Estate Investment Trusts (REITs) - 6.9%
American Tower Corp.	31,508	7,285
CubeSmart	496,400	16,148
Douglas Emmett, Inc.	300,300	9,300
Equinix, Inc.	15,200	10,606
Equity Lifestyle Properties, Inc.	181,400	10,628
		53,967
Real Estate Management & Development - 2.0%
CBRE Group, Inc. (a)	261,300	15,976

TOTAL REAL ESTATE		69,943

UTILITIES - 8.3%
Electric Utilities - 3.2%
Edison International	208,300	12,781
PG&E Corp. (a)	1,008,300	12,805
		25,586
Independent Power and Renewable Electricity Producers - 3.2%
The AES Corp.	700,200	14,312
Vistra Corp.	606,000	11,320
		25,632
Multi-Utilities - 1.9%
CenterPoint Energy, Inc.	630,100	14,612

TOTAL UTILITIES		65,830

TOTAL COMMON STOCKS
(Cost $640,715)		781,175

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.09% (c)	5,854,750	5,856
Fidelity Securities Lending Cash Central Fund 0.09% (c)(d)	3,432,758	3,433
TOTAL MONEY MARKET FUNDS
(Cost $9,289)		9,289
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $650,004)		790,464
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(1,535)
NET ASSETS - 100%		$788,929

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$29
Fidelity Securities Lending Cash Central Fund	48
Total	$77

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$22,892	$22,892	$--	$--
Consumer Discretionary	89,364	89,364	--	--
Consumer Staples	47,506	47,506	--	--
Energy	31,408	31,408	--	--
Financials	130,829	130,829	--	--
Health Care	64,300	64,300	--	--
Industrials	135,698	135,698	--	--
Information Technology	46,877	46,877	--	--
Materials	76,528	76,528	--	--
Real Estate	69,943	69,943	--	--
Utilities	65,830	65,830	--	--
Money Market Funds	9,289	9,289	--	--
Total Investments in Securities:	$790,464	$790,464	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.9%
United Kingdom	3.9%
Bermuda	2.1%
Singapore	1.5%
Canada	1.1%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $3,327) — See accompanying schedule: Unaffiliated issuers (cost $640,715)	$781,175
Fidelity Central Funds (cost $9,289)	9,289
Total Investment in Securities (cost $650,004)		$790,464
Receivable for fund shares sold		2,523
Dividends receivable		1,224
Distributions receivable from Fidelity Central Funds		1
Prepaid expenses		1
Other receivables		31
Total assets		794,244
Liabilities
Payable for fund shares redeemed	$1,249
Accrued management fee	359
Distribution and service plan fees payable	131
Other affiliated payables	128
Other payables and accrued expenses	13
Collateral on securities loaned	3,435
Total liabilities		5,315
Net Assets		$788,929
Net Assets consist of:
Paid in capital		$685,356
Total accumulated earnings (loss)		103,573
Net Assets		$788,929
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($191,129 ÷ 5,865.8 shares)(a)		$32.58
Maximum offering price per share (100/94.25 of $32.58)		$34.57
Class M:
Net Asset Value and redemption price per share ($203,773 ÷ 5,876.9 shares)(a)		$34.67
Maximum offering price per share (100/96.50 of $34.67)		$35.93
Class C:
Net Asset Value and offering price per share ($11,392 ÷ 416.8 shares)(a)		$27.33
Fidelity Value Strategies Fund:
Net Asset Value, offering price and redemption price per share ($284,859÷ 7,248.0 shares)		$39.30
Class K:
Net Asset Value, offering price and redemption price per share ($36,988 ÷ 941.8 shares)		$39.27
Class I:
Net Asset Value, offering price and redemption price per share ($60,788 ÷ 1,669.9 shares)		$36.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2020
Investment Income
Dividends		$14,949
Income from Fidelity Central Funds (including $48 from security lending)		77
Total income		15,026
Expenses
Management fee
Basic fee	$3,912
Performance adjustment	(184)
Transfer agent fees	1,334
Distribution and service plan fees	1,476
Accounting fees	260
Custodian fees and expenses	12
Independent trustees' fees and expenses	4
Registration fees	107
Audit	67
Legal	4
Interest	1
Miscellaneous	22
Total expenses before reductions	7,015
Expense reductions	(85)
Total expenses after reductions		6,930
Net investment income (loss)		8,096
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(41,537)
Foreign currency transactions	(7)
Total net realized gain (loss)		(41,544)
Change in net unrealized appreciation (depreciation) on investment securities		38,216
Net gain (loss)		(3,328)
Net increase (decrease) in net assets resulting from operations		$4,768

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,096	$12,348
Net realized gain (loss)	(41,544)	34,745
Change in net unrealized appreciation (depreciation)	38,216	81,602
Net increase (decrease) in net assets resulting from operations	4,768	128,695
Distributions to shareholders	(45,643)	(103,085)
Share transactions - net increase (decrease)	(74,892)	9,554
Total increase (decrease) in net assets	(115,767)	35,164
Net Assets
Beginning of period	904,696	869,532
End of period	$788,929	$904,696

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Value Strategies Fund Class A

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$33.23	$33.48	$38.91	$40.25	$39.01
Income from Investment Operations
Net investment income (loss)A	.29	.42B	.35	.60C	.56
Net realized and unrealized gain (loss)	.87	3.66	(2.50)	6.13	1.09
Total from investment operations	1.16	4.08	(2.15)	6.73	1.65
Distributions from net investment income	(.46)D	(.29)	(.51)	(.56)	(.40)
Distributions from net realized gain	(1.34)D	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(1.81)E	(4.33)	(3.28)	(8.07)E	(.41)
Net asset value, end of period	$32.58	$33.23	$33.48	$38.91	$40.25
Total ReturnF,G	3.53%	16.34%	(6.16)%	19.84%	4.33%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.03%	1.02%	.91%	.91%	.86%
Expenses net of fee waivers, if any	1.02%	1.02%	.91%	.91%	.86%
Expenses net of all reductions	1.01%	1.01%	.90%	.90%	.86%
Net investment income (loss)	1.03%	1.39%B	.98%J	1.64%C	1.48%
Supplemental Data
Net assets, end of period (in millions)	$191	$204	$175	$212	$203
Portfolio turnover rateK	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.10%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.29%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J The 2018 net investment income (loss) ratio has been restated to reflect the reclassification of certain distributions received by the fund.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class M

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$35.23	$35.16	$40.69	$41.72	$40.40
Income from Investment Operations
Net investment income (loss)A	.24	.37B	.28	.54C	.49
Net realized and unrealized gain (loss)	.92	3.93	(2.63)	6.40	1.14
Total from investment operations	1.16	4.30	(2.35)	6.94	1.63
Distributions from net investment income	(.37)D	(.19)	(.41)	(.46)	(.30)
Distributions from net realized gain	(1.34)D	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(1.72)E	(4.23)	(3.18)	(7.97)E	(.31)
Net asset value, end of period	$34.67	$35.23	$35.16	$40.69	$41.72
Total ReturnF,G	3.32%	16.07%	(6.38)%	19.57%	4.11%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.25%	1.25%	1.14%	1.13%	1.08%
Expenses net of fee waivers, if any	1.25%	1.24%	1.14%	1.13%	1.08%
Expenses net of all reductions	1.24%	1.24%	1.13%	1.13%	1.07%
Net investment income (loss)	.81%	1.16%B	.75%	1.42%C	1.27%
Supplemental Data
Net assets, end of period (in millions)	$204	$234	$225	$271	$263
Portfolio turnover rateJ	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .87%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.06%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class C

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.07	$28.95	$34.09	$36.19	$35.12
Income from Investment Operations
Net investment income (loss)A	.05	.15B	.06	.28C	.24
Net realized and unrealized gain (loss)	.71	3.04	(2.16)	5.43	.97
Total from investment operations	.76	3.19	(2.10)	5.71	1.21
Distributions from net investment income	(.16)D	(.03)	(.27)	(.30)	(.13)
Distributions from net realized gain	(1.34)D	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(1.50)	(4.07)	(3.04)	(7.81)E	(.14)
Net asset value, end of period	$27.33	$28.07	$28.95	$34.09	$36.19
Total ReturnF,G	2.73%	15.41%	(6.89)%	18.97%	3.49%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.83%	1.82%	1.68%	1.68%	1.63%
Expenses net of fee waivers, if any	1.83%	1.82%	1.68%	1.68%	1.63%
Expenses net of all reductions	1.82%	1.82%	1.67%	1.67%	1.63%
Net investment income (loss)	.23%	.58%B	.21%	.87%C	.72%
Supplemental Data
Net assets, end of period (in millions)	$11	$14	$34	$46	$44
Portfolio turnover rateJ	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .30%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .52%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Value Strategies Fund

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$39.68	$39.04	$44.81	$45.17	$43.72
Income from Investment Operations
Net investment income (loss)A	.43	.60B	.52	.81C	.76
Net realized and unrealized gain (loss)	1.07	4.46	(2.92)	7.01	1.21
Total from investment operations	1.50	5.06	(2.40)	7.82	1.97
Distributions from net investment income	(.54)D	(.38)	(.61)	(.66)	(.51)
Distributions from net realized gain	(1.34)D	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(1.88)	(4.42)	(3.37)E	(8.18)	(.52)
Net asset value, end of period	$39.30	$39.68	$39.04	$44.81	$45.17
Total ReturnF	3.85%	16.63%	(5.89)%	20.18%	4.64%
Ratios to Average Net AssetsG,H
Expenses before reductions	.76%	.74%	.63%	.62%	.56%
Expenses net of fee waivers, if any	.76%	.74%	.63%	.62%	.56%
Expenses net of all reductions	.75%	.74%	.62%	.62%	.55%
Net investment income (loss)	1.30%	1.66%B	1.26%	1.93%C	1.79%
Supplemental Data
Net assets, end of period (in millions)	$285	$332	$324	$436	$713
Portfolio turnover rateI	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.37%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.57%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class K

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$39.65	$39.03	$44.82	$45.18	$43.74
Income from Investment Operations
Net investment income (loss)A	.48	.64B	.58	.86C	.80
Net realized and unrealized gain (loss)	1.07	4.46	(2.93)	7.02	1.22
Total from investment operations	1.55	5.10	(2.35)	7.88	2.02
Distributions from net investment income	(.59)D	(.44)	(.67)	(.72)	(.57)
Distributions from net realized gain	(1.34)D	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(1.93)	(4.48)	(3.44)	(8.24)	(.58)
Net asset value, end of period	$39.27	$39.65	$39.03	$44.82	$45.18
Total ReturnE	3.99%	16.80%	(5.80)%	20.36%	4.76%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.61%	.50%	.50%	.44%
Expenses net of fee waivers, if any	.61%	.61%	.50%	.50%	.44%
Expenses net of all reductions	.60%	.61%	.49%	.49%	.43%
Net investment income (loss)	1.44%	1.79%B	1.39%	2.05%C	1.91%
Supplemental Data
Net assets, end of period (in millions)	$37	$49	$49	$79	$68
Portfolio turnover rateH	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.70%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Value Strategies Fund Class I

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.90	$36.64	$42.27	$43.07	$41.71
Income from Investment Operations
Net investment income (loss)A	.40	.55B	.48	.74C	.70
Net realized and unrealized gain (loss)	.98	4.12	(2.75)	6.64	1.15
Total from investment operations	1.38	4.67	(2.27)	7.38	1.85
Distributions from net investment income	(.53)D	(.37)	(.59)	(.66)	(.48)
Distributions from net realized gain	(1.34)D	(4.04)	(2.77)	(7.52)	(.01)
Total distributions	(1.88)E	(4.41)	(3.36)	(8.18)	(.49)
Net asset value, end of period	$36.40	$36.90	$36.64	$42.27	$43.07
Total ReturnF	3.80%	16.64%	(5.95)%	20.13%	4.57%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.78%	.67%	.67%	.61%
Expenses net of fee waivers, if any	.78%	.78%	.67%	.67%	.61%
Expenses net of all reductions	.77%	.77%	.66%	.66%	.61%
Net investment income (loss)	1.27%	1.63%B	1.22%	1.88%C	1.74%
Supplemental Data
Net assets, end of period (in millions)	$61	$72	$62	$72	$73
Portfolio turnover rateI	72%	66%	72%	46%	121%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.34%.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.53%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions per share do not sum due to rounding.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Value Strategies Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Value Strategies Fund, Class K and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$165,986
Gross unrealized depreciation	(29,565)
Net unrealized appreciation (depreciation)	$136,421
Tax Cost	$654,043

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,771
Capital loss carryforward	$(38,618)
Net unrealized appreciation (depreciation) on securities and other investments	$136,421

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(36,691)
Long-term	(1,927)
Total capital loss carryforward	$(38,618)

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$11,818	$ 8,208
Long-term Capital Gains	33,825	94,877
Total	$45,643	$ 103,085

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Value Strategies Fund	524,986	636,039

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Fidelity Value Strategies Fund as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .51% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$426	$9
Class M	.25%	.25%	942	42
Class C	.75%	.25%	108	14
			$1,476	$65

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$16
Class M	4
Class C(a)	1
$21

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$344.20
Class M	330.18
Class C	27.25
Fidelity Value Strategies Fund	502.18
Class K	18.04
Class I	113.21
	$1,334

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Value Strategies Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Value Strategies Fund	$20

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Value Strategies Fund	Borrower	$4,798	1.39%	$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Value Strategies Fund	$2

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Value Strategies Fund	$5	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $74 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $7 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Class A	$10,967	$22,450
Class M	11,294	27,028
Class C	715	4,746
Fidelity Value Strategies Fund	16,344	36,063
Class K	2,635	5,601
Class I	3,688	7,197
Total	$45,643	$103,085

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Class A
Shares sold	562	969	$14,707	$28,670
Reinvestment of distributions	325	846	10,468	21,281
Shares redeemed	(1,153)	(916)	(31,522)	(27,439)
Net increase (decrease)	(266)	899	$(6,347)	$22,512
Class M
Shares sold	233	304	$6,817	$9,555
Reinvestment of distributions	306	943	10,508	25,185
Shares redeemed	(1,318)	(1,000)	(38,923)	(31,573)
Net increase (decrease)	(779)	247	$(21,598)	$3,167
Class C
Shares sold	96	113	$1,957	$2,924
Reinvestment of distributions	26	220	705	4,703
Shares redeemed	(191)	(1,033)	(4,381)	(26,038)
Net increase (decrease)	(69)	(700)	$(1,719)	$(18,411)
Fidelity Value Strategies Fund
Shares sold	1,873	1,167	$64,949	$41,078
Reinvestment of distributions	399	1,135	15,456	33,995
Shares redeemed	(3,381)	(2,241)	(109,785)	(79,975)
Net increase (decrease)	(1,109)	61	$(29,380)	$(4,902)
Class K
Shares sold	580	536	$20,190	$20,032
Reinvestment of distributions	68	187	2,635	5,601
Shares redeemed	(947)	(744)	(30,980)	(25,793)
Net increase (decrease)	(299)	(21)	$(8,155)	$(160)
Class I
Shares sold	367	563	$11,900	$18,493
Reinvestment of distributions	97	244	3,475	6,804
Shares redeemed	(744)	(538)	(23,068)	(17,949)
Net increase (decrease)	(280)	269	$(7,693)	$7,348

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund (the "Fund"), a fund of Advisor Series I, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Value Strategies Fund
Class A	.98%
Actual		$1,000.00	$1,285.20	$5.60
Hypothetical-C		$1,000.00	$1,020.10	$4.95
Class M	1.20%
Actual		$1,000.00	$1,283.60	$6.85
Hypothetical-C		$1,000.00	$1,019.00	$6.06
Class C	1.77%
Actual		$1,000.00	$1,280.10	$10.09
Hypothetical-C		$1,000.00	$1,016.15	$8.92
Fidelity Value Strategies Fund	.70%
Actual		$1,000.00	$1,286.80	$4.00
Hypothetical-C		$1,000.00	$1,021.50	$3.54
Class K	.56%
Actual		$1,000.00	$1,288.00	$3.20
Hypothetical-C		$1,000.00	$1,022.20	$2.83
Class I	.73%
Actual		$1,000.00	$1,286.70	$4.17
Hypothetical-C		$1,000.00	$1,021.35	$3.69

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A designates 100%; Class M designates 100%; Class C designates 100%; Fidelity Advisor Value Strategies Fund designates 93%; Class K designates 85%; and Class I designates 94%; of the dividend distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Class C designates 100%; Fidelity Advisor Value Strategies Fund designates 95%; Class K designates 86%; and Class I designates 95%; of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 0%; Class M designates 0%; Class C designates 0%; Fidelity Advisor Value Strategies Fund designates 5%; Class K designates 5%; and Class I designates 5%; of the dividend distributed in December during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	244,861,891.856	65.576
Against	39,350,132.097	10.538
Abstain	37,164,822.232	9.953
Broker Non-Vote	52,024,747.610	13.933
TOTAL	373,401,593.795	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

SO-ANN-0121
1.539180.123

Fidelity Advisor® Equity Income Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(5.73)%	6.28%	8.81%
Class M (incl. 3.50% sales charge)	(3.71)%	6.53%	8.82%
Class C (incl. contingent deferred sales charge)	(1.69)%	6.72%	8.61%
Class I	0.27%	7.83%	9.74%
Class Z	0.43%	7.98%	9.86%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Income Fund - Class A on November 30, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$23,255	Fidelity Advisor® Equity Income Fund - Class A
$27,779	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager John Sheehy:  For the fiscal year ending November 30, 2020, the fund's share classes (excluding sales charges, if applicable) returned about -1% to 0%, trailing the 1.60% result of the benchmark Russell 3000® Value index. Versus the benchmark, security selection was the primary detractor, especially within the financials sector, especially banks. An overweighting and security selection in industrials, as well as an overweighting in energy, also hindered performance. Moreover, the fund’s foreign holdings detracted, despite the tailwind of a weaker U.S. dollar. The fund's biggest individual relative detractor was an overweighting in Wells Fargo, which returned -48% the past 12 months. The company was among our largest holdings. The fund's non-benchmark stake in BP returned roughly -43%. Also hurting performance was our outsized stake in Cinemark Holdings, which returned -49%. We decreased our stake in Cinemark the past year. Conversely, the top contributor to performance versus the benchmark was an overweighting and stock selection in health care. Strong picks in energy and positioning in information technology also lifted the fund's relative performance. Also boosting the fund's relative result was an underweighting in the financials sector, primarily driven by banks. The fund's top individual relative contributor was an overweighting in AbbVie, which gained 27% the past 12 months. The company was among the fund's biggest holdings on November 30. Also adding value was our outsized stake in UnitedHealth Group, which gained about 22% and where we reduced our position the past year. Another notable relative contributor was an overweighting in Kroger (+23%). This period we decreased our stake. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
Bristol-Myers Squibb Co.	3.2
Verizon Communications, Inc.	3.1
Wells Fargo & Co.	2.8
Amdocs Ltd.	2.4
The Travelers Companies, Inc.	2.2
AbbVie, Inc.	2.1
Duke Energy Corp.	1.9
Philip Morris International, Inc.	1.6
Johnson & Johnson	1.6
Sanofi SA sponsored ADR	1.6
22.5

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Health Care	18.9
Financials	16.3
Information Technology	12.0
Industrials	11.1
Consumer Staples	10.6

Asset Allocation (% of fund's net assets)

As of November 30, 2020 *
Stocks	97.9%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 15.8%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (000s)
COMMUNICATION SERVICES - 8.0%
Diversified Telecommunication Services - 3.1%
Verizon Communications, Inc.	719,390	$43,458
Entertainment - 1.3%
Cinemark Holdings, Inc. (a)	98,500	1,522
The Walt Disney Co.	115,500	17,095
		18,617
Media - 3.6%
Comcast Corp. Class A	401,900	20,191
Interpublic Group of Companies, Inc.	711,800	15,859
Omnicom Group, Inc.	219,500	13,829
		49,879

TOTAL COMMUNICATION SERVICES		111,954

CONSUMER DISCRETIONARY - 3.5%
Internet & Direct Marketing Retail - 1.0%
eBay, Inc.	264,200	13,324
Leisure Products - 0.4%
New Academy Holding Co. LLC unit (b)(c)(d)	52,800	4,963
Multiline Retail - 0.4%
Nordstrom, Inc. (a)	228,600	5,925
Specialty Retail - 0.8%
Lowe's Companies, Inc.	76,200	11,873
Textiles, Apparel & Luxury Goods - 0.9%
PVH Corp.	51,300	4,078
Tapestry, Inc.	293,400	8,309
		12,387

TOTAL CONSUMER DISCRETIONARY		48,472

CONSUMER STAPLES - 10.6%
Beverages - 2.8%
Coca-Cola European Partners PLC	222,500	9,941
Keurig Dr. Pepper, Inc.	408,400	12,436
The Coca-Cola Co.	327,400	16,894
		39,271
Food & Staples Retailing - 0.7%
Kroger Co.	304,500	10,049
Food Products - 0.6%
The J.M. Smucker Co.	63,500	7,442
Household Products - 1.2%
Kimberly-Clark Corp.	65,400	9,111
Reynolds Consumer Products, Inc.	254,700	7,728
		16,839
Personal Products - 1.4%
Unilever PLC sponsored ADR	315,000	19,234
Tobacco - 3.9%
Altria Group, Inc.	425,500	16,948
British American Tobacco PLC sponsored ADR	237,501	8,386
Imperial Brands PLC	355,898	6,425
Philip Morris International, Inc.	303,600	22,998
		54,757

TOTAL CONSUMER STAPLES		147,592

ENERGY - 4.6%
Oil, Gas & Consumable Fuels - 4.6%
BP PLC sponsored ADR	577,900	11,304
ConocoPhillips Co.	292,300	11,563
Enterprise Products Partners LP	397,900	7,719
Exxon Mobil Corp.	505,900	19,290
HollyFrontier Corp.	159,200	3,724
Suncor Energy, Inc.	337,300	5,394
Valero Energy Corp.	62,300	3,350
Viper Energy Partners LP	146,700	1,643
		63,987
FINANCIALS - 16.3%
Banks - 5.8%
Bank OZK	238,800	6,677
Citigroup, Inc.	135,300	7,451
East West Bancorp, Inc.	127,600	5,451
Huntington Bancshares, Inc.	866,800	10,471
M&T Bank Corp.	106,200	12,371
Wells Fargo & Co.	1,423,650	38,937
		81,358
Capital Markets - 2.8%
Bank of New York Mellon Corp.	195,900	7,664
Goldman Sachs Group, Inc.	69,300	15,979
State Street Corp.	219,999	15,506
		39,149
Consumer Finance - 0.9%
Capital One Financial Corp.	72,500	6,209
Synchrony Financial	227,700	6,938
		13,147
Insurance - 6.8%
Assurant, Inc.	84,000	10,846
AXA SA	336,100	7,858
Chubb Ltd.	106,884	15,801
Fairfax Financial Holdings Ltd. (sub. vtg.)	17,400	5,967
First American Financial Corp.	192,400	9,320
Hartford Financial Services Group, Inc.	122,600	5,419
Old Republic International Corp.	483,100	8,657
The Travelers Companies, Inc.	234,200	30,364
		94,232

TOTAL FINANCIALS		227,886

HEALTH CARE - 18.9%
Biotechnology - 3.1%
AbbVie, Inc.	282,400	29,533
Amgen, Inc.	64,549	14,332
		43,865
Health Care Providers & Services - 5.8%
Anthem, Inc.	53,400	16,635
Cigna Corp.	87,700	18,342
CVS Health Corp.	231,636	15,703
Humana, Inc.	10,200	4,085
McKesson Corp.	75,500	13,583
UnitedHealth Group, Inc.	37,700	12,680
		81,028
Pharmaceuticals - 10.0%
Bristol-Myers Squibb Co.	704,700	43,975
GlaxoSmithKline PLC	339,700	6,165
Johnson & Johnson	156,418	22,631
Merck & Co., Inc.	267,500	21,504
Roche Holding AG (participation certificate)	57,730	18,961
Royalty Pharma PLC	96,600	4,115
Sanofi SA sponsored ADR	437,000	21,937
		139,288

TOTAL HEALTH CARE		264,181

INDUSTRIALS - 11.1%
Aerospace & Defense - 3.1%
General Dynamics Corp.	124,500	18,594
Harris Corp.	37,300	7,161
Northrop Grumman Corp.	25,100	7,587
Raytheon Technologies Corp.	128,307	9,202
		42,544
Commercial Services & Supplies - 0.1%
Waste Management, Inc.	11,300	1,346
Electrical Equipment - 1.4%
Hubbell, Inc. Class B	72,000	11,634
Regal Beloit Corp.	68,500	8,154
		19,788
Industrial Conglomerates - 2.0%
3M Co.	84,600	14,613
General Electric Co.	1,286,054	13,092
		27,705
Machinery - 2.8%
Allison Transmission Holdings, Inc.	386,100	15,849
ITT, Inc.	80,800	5,869
Otis Worldwide Corp.	213,453	14,289
Stanley Black & Decker, Inc.	16,700	3,078
		39,085
Professional Services - 1.1%
Intertrust NV (e)	564,300	9,683
Manpower, Inc.	65,400	5,667
		15,350
Trading Companies & Distributors - 0.6%
HD Supply Holdings, Inc. (b)	152,000	8,479

TOTAL INDUSTRIALS		154,297

INFORMATION TECHNOLOGY - 12.0%
Communications Equipment - 1.5%
Cisco Systems, Inc.	475,053	20,437
IT Services - 7.9%
Amdocs Ltd.	504,900	33,227
CACI International, Inc. Class A (b)	11,800	2,800
Capgemini SA	157,600	21,926
Cognizant Technology Solutions Corp. Class A	97,900	7,649
Fidelity National Information Services, Inc.	72,300	10,730
Fiserv, Inc. (b)	81,200	9,353
Genpact Ltd.	101,100	4,110
IBM Corp.	112,100	13,847
Maximus, Inc.	47,600	3,418
Science Applications International Corp.	33,600	3,109
		110,169
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom, Inc.	9,700	3,895
Software - 1.8%
Nortonlifelock, Inc.	185,200	3,376
Open Text Corp.	129,800	5,730
Oracle Corp.	114,500	6,609
SS&C Technologies Holdings, Inc.	133,000	9,162
		24,877
Technology Hardware, Storage & Peripherals - 0.5%
Samsung Electronics Co. Ltd.	127,900	7,696

TOTAL INFORMATION TECHNOLOGY		167,074

MATERIALS - 2.7%
Chemicals - 1.6%
CF Industries Holdings, Inc.	193,100	7,203
DuPont de Nemours, Inc.	234,866	14,900
		22,103
Containers & Packaging - 0.7%
WestRock Co.	241,100	10,177
Metals & Mining - 0.4%
Newmont Corp.	84,400	4,964

TOTAL MATERIALS		37,244

REAL ESTATE - 2.0%
Equity Real Estate Investment Trusts (REITs) - 2.0%
Corporate Office Properties Trust (SBI)	286,500	7,629
Douglas Emmett, Inc.	153,000	4,738
Highwoods Properties, Inc. (SBI)	269,800	10,333
Ryman Hospitality Properties, Inc.	78,200	5,020
		27,720
UTILITIES - 8.2%
Electric Utilities - 6.2%
Duke Energy Corp.	284,500	26,362
Edison International	239,464	14,694
Entergy Corp.	59,600	6,487
Exelon Corp.	317,400	13,036
FirstEnergy Corp.	159,000	4,223
Pinnacle West Capital Corp.	106,600	8,725
Southern Co.	208,300	12,467
		85,994
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Corp.	296,900	5,546
Multi-Utilities - 1.6%
CenterPoint Energy, Inc.	866,600	20,096
Dominion Energy, Inc.	31,900	2,504
		22,600

TOTAL UTILITIES		114,140

TOTAL COMMON STOCKS
(Cost $1,254,697)		1,364,547

Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (d)(f)(g)
(Cost $5,865)	5,865,354	2,589

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.09% (h)	22,211,566	22,216
Fidelity Securities Lending Cash Central Fund 0.09% (h)(i)	7,981,076	7,982
TOTAL MONEY MARKET FUNDS
(Cost $30,198)		30,198
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $1,290,760)		1,397,334
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(4,387)
NET ASSETS - 100%		$1,392,947

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,552,000 or 0.5% of net assets.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,683,000 or 0.7% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Level 3 security

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
New Academy Holding Co. LLC unit	8/1/11	$5,565
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$5,865

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$89
Fidelity Securities Lending Cash Central Fund	121
Total	$210

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$111,954	$111,954	$--	$--
Consumer Discretionary	48,472	43,509	4,963	--
Consumer Staples	147,592	141,167	6,425	--
Energy	63,987	63,987	--	--
Financials	227,886	220,028	7,858	--
Health Care	264,181	239,055	25,126	--
Industrials	154,297	144,614	9,683	--
Information Technology	167,074	145,148	21,926	--
Materials	37,244	37,244	--	--
Real Estate	27,720	27,720	--	--
Utilities	114,140	114,140	--	--
Other	2,589	--	--	2,589
Money Market Funds	30,198	30,198	--	--
Total Investments in Securities:	$1,397,334	$1,318,764	$75,981	$2,589

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.2%
United Kingdom	4.4%
France	3.8%
Switzerland	2.5%
Bailiwick of Guernsey	2.4%
Canada	1.2%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $7,443) — See accompanying schedule: Unaffiliated issuers (cost $1,260,562)	$1,367,136
Fidelity Central Funds (cost $30,198)	30,198
Total Investment in Securities (cost $1,290,760)		$1,397,334
Cash		24
Restricted cash		6
Receivable for investments sold		3,077
Receivable for fund shares sold		150
Dividends receivable		4,719
Distributions receivable from Fidelity Central Funds		8
Prepaid expenses		2
Other receivables		70
Total assets		1,405,390
Liabilities
Payable for investments purchased	$2,136
Payable for fund shares redeemed	1,152
Accrued management fee	486
Distribution and service plan fees payable	389
Other affiliated payables	236
Other payables and accrued expenses	63
Collateral on securities loaned	7,981
Total liabilities		12,443
Net Assets		$1,392,947
Net Assets consist of:
Paid in capital		$1,278,684
Total accumulated earnings (loss)		114,263
Net Assets		$1,392,947
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($591,089 ÷ 21,203.3 shares)(a)		$27.88
Maximum offering price per share (100/94.25 of $27.88)		$29.58
Class M:
Net Asset Value and redemption price per share ($533,726 ÷ 18,602.5 shares)(a)		$28.69
Maximum offering price per share (100/96.50 of $28.69)		$29.73
Class C:
Net Asset Value and offering price per share ($63,470 ÷ 2,250.1 shares)(a)		$28.21
Class I:
Net Asset Value, offering price and redemption price per share ($178,262 ÷ 6,040.4 shares)		$29.51
Class Z:
Net Asset Value, offering price and redemption price per share ($26,400 ÷ 895.6 shares)		$29.48

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2020
Investment Income
Dividends		$46,573
Income from Fidelity Central Funds (including $121 from security lending)		210
Total income		46,783
Expenses
Management fee	$5,896
Transfer agent fees	2,526
Distribution and service plan fees	4,735
Accounting fees	433
Custodian fees and expenses	37
Independent trustees' fees and expenses	8
Registration fees	89
Audit	67
Legal	3
Miscellaneous	46
Total expenses before reductions	13,840
Expense reductions	(129)
Total expenses after reductions		13,711
Net investment income (loss)		33,072
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,589
Foreign currency transactions	(21)
Total net realized gain (loss)		3,568
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(59,791)
Assets and liabilities in foreign currencies	36
Total change in net unrealized appreciation (depreciation)		(59,755)
Net gain (loss)		(56,187)
Net increase (decrease) in net assets resulting from operations		$(23,115)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,072	$36,220
Net realized gain (loss)	3,568	99,044
Change in net unrealized appreciation (depreciation)	(59,755)	37,356
Net increase (decrease) in net assets resulting from operations	(23,115)	172,620
Distributions to shareholders	(120,284)	(212,703)
Share transactions - net increase (decrease)	(103,256)	(17,423)
Total increase (decrease) in net assets	(246,655)	(57,506)
Net Assets
Beginning of period	1,639,602	1,697,108
End of period	$1,392,947	$1,639,602

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Income Fund Class A

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$30.22	$31.53	$34.96	$32.05	$31.10
Income from Investment Operations
Net investment income (loss)A	.65	.67	.68	.62	.59
Net realized and unrealized gain (loss)	(.67)	2.08	(.37)B	3.32	3.13
Total from investment operations	(.02)	2.75	.31	3.94	3.72
Distributions from net investment income	(.66)	(.65)	(.78)	(.58)C	(.66)
Distributions from net realized gain	(1.67)	(3.41)	(2.95)	(.46)C	(2.11)
Total distributions	(2.32)D	(4.06)	(3.74)D	(1.03)D	(2.77)
Net asset value, end of period	$27.88	$30.22	$31.53	$34.96	$32.05
Total ReturnE,F	.02%	11.73%	.77%B	12.55%	13.52%
Ratios to Average Net AssetsG,H
Expenses before reductions	.92%	.93%	.93%	.94%	.95%
Expenses net of fee waivers, if any	.92%	.92%	.93%	.94%	.95%
Expenses net of all reductions	.92%	.92%	.91%	.93%	.95%
Net investment income (loss)	2.51%	2.37%	2.11%	1.88%	2.01%
Supplemental Data
Net assets, end of period (in millions)	$591	$660	$609	$686	$703
Portfolio turnover rateI	65%	48%	59%	48%	36%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been .64%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class M

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$31.02	$32.24	$35.65	$32.66	$31.64
Income from Investment Operations
Net investment income (loss)A	.60	.62	.62	.56	.53
Net realized and unrealized gain (loss)	(.68)	2.15	(.38)B	3.38	3.19
Total from investment operations	(.08)	2.77	.24	3.94	3.72
Distributions from net investment income	(.59)	(.58)	(.70)	(.50)C	(.59)
Distributions from net realized gain	(1.67)	(3.41)	(2.95)	(.46)C	(2.11)
Total distributions	(2.25)D	(3.99)	(3.65)	(.95)D	(2.70)
Net asset value, end of period	$28.69	$31.02	$32.24	$35.65	$32.66
Total ReturnE,F	(.22)%	11.46%	.56%B	12.29%	13.24%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.16%	1.16%	1.16%	1.17%	1.18%
Expenses net of fee waivers, if any	1.16%	1.16%	1.16%	1.17%	1.18%
Expenses net of all reductions	1.15%	1.16%	1.15%	1.17%	1.18%
Net investment income (loss)	2.28%	2.14%	1.88%	1.64%	1.78%
Supplemental Data
Net assets, end of period (in millions)	$534	$642	$662	$775	$787
Portfolio turnover rateI	65%	48%	59%	48%	36%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been .43%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class C

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$30.52	$31.73	$35.15	$32.21	$31.24
Income from Investment Operations
Net investment income (loss)A	.45	.45	.44	.37	.37
Net realized and unrealized gain (loss)	(.66)	2.12	(.39)B	3.35	3.14
Total from investment operations	(.21)	2.57	.05	3.72	3.51
Distributions from net investment income	(.43)	(.37)	(.52)	(.32)C	(.43)
Distributions from net realized gain	(1.67)	(3.41)	(2.95)	(.46)C	(2.11)
Total distributions	(2.10)	(3.78)	(3.47)	(.78)	(2.54)
Net asset value, end of period	$28.21	$30.52	$31.73	$35.15	$32.21
Total ReturnD,E	(.77)%	10.86%	(.01)%B	11.72%	12.63%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.72%	1.72%	1.70%	1.70%	1.72%
Expenses net of fee waivers, if any	1.72%	1.71%	1.69%	1.70%	1.72%
Expenses net of all reductions	1.72%	1.71%	1.68%	1.70%	1.71%
Net investment income (loss)	1.71%	1.58%	1.34%	1.11%	1.24%
Supplemental Data
Net assets, end of period (in millions)	$63	$84	$160	$195	$198
Portfolio turnover rateH	65%	48%	59%	48%	36%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.04 per share. Excluding these litigation proceeds, the total return would have been (.14)%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class I

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$31.85	$32.99	$36.40	$33.31	$32.21
Income from Investment Operations
Net investment income (loss)A	.75	.78	.80	.74	.69
Net realized and unrealized gain (loss)	(.70)	2.21	(.39)B	3.46	3.26
Total from investment operations	.05	2.99	.41	4.20	3.95
Distributions from net investment income	(.72)	(.72)	(.87)	(.65)C	(.74)
Distributions from net realized gain	(1.67)	(3.41)	(2.95)	(.46)C	(2.11)
Total distributions	(2.39)	(4.13)	(3.82)	(1.11)	(2.85)
Net asset value, end of period	$29.51	$31.85	$32.99	$36.40	$33.31
Total ReturnD	.27%	12.00%	1.05%B	12.86%	13.82%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.67%	.67%	.68%	.69%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.68%	.69%
Expenses net of all reductions	.66%	.67%	.66%	.68%	.68%
Net investment income (loss)	2.77%	2.63%	2.37%	2.14%	2.27%
Supplemental Data
Net assets, end of period (in millions)	$178	$227	$243	$269	$439
Portfolio turnover rateG	65%	48%	59%	48%	36%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been .92%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Income Fund Class Z

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$31.82	$32.96	$36.38	$33.30	$32.21
Income from Investment Operations
Net investment income (loss)A	.79	.82	.85	.79	.74
Net realized and unrealized gain (loss)	(.70)	2.21	(.40)B	3.46	3.24
Total from investment operations	.09	3.03	.45	4.25	3.98
Distributions from net investment income	(.76)	(.77)	(.91)	(.71)C	(.79)
Distributions from net realized gain	(1.67)	(3.41)	(2.95)	(.46)C	(2.11)
Total distributions	(2.43)	(4.17)D	(3.87)D	(1.17)	(2.89)D
Net asset value, end of period	$29.48	$31.82	$32.96	$36.38	$33.30
Total ReturnE	.43%	12.18%	1.16%B	13.02%	13.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	.53%	.53%	.53%	.54%	.54%
Expenses net of fee waivers, if any	.52%	.53%	.53%	.53%	.54%
Expenses net of all reductions	.52%	.52%	.52%	.53%	.53%
Net investment income (loss)	2.91%	2.77%	2.51%	2.28%	2.42%
Supplemental Data
Net assets, end of period (in millions)	$26	$27	$22	$23	$15
Portfolio turnover rateH	65%	48%	59%	48%	36%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 1.03%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Equity Income Fund	$42

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), certain conversion ratio adjustments, partnerships, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$205,237
Gross unrealized depreciation	(96,870)
Net unrealized appreciation (depreciation)	$108,367
Tax Cost	$1,288,967

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,694
Net unrealized appreciation (depreciation) on securities and other investments	$104,611

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$32,522	$ 35,189
Long-term Capital Gains	87,762	177,514
Total	$120,284	$ 212,703

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Equity Income Fund	2,595.19

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Income Fund	868,399	1,045,337

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,414	$30
Class M	.25%	.25%	2,649	33
Class C	.75%	.25%	672	47
			$4,735	$110

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$56
Class M	13
Class C(a)	5
$74

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,086.19
Class M	932.18
Class C	161.24
Class I	336.19
Class Z	11.04
	$2,526

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Equity Income Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Income Fund	$27

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $5.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Equity Income Fund	$3

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Income Fund	$8	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $107 for the period. During the period, custodian credits reduced the Fund's expenses by $2.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $13 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Class A	$50,413	$79,342
Class M	45,467	81,721
Class C	5,660	18,262
Class I	16,633	30,468
Class Z	2,111	2,910
Total	$120,284	$212,703

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Class A
Shares sold	1,785	3,496	$45,360	$96,604
Reinvestment of distributions	1,709	3,004	47,884	74,808
Shares redeemed	(4,122)	(3,985)	(105,342)	(110,872)
Net increase (decrease)	(628)	2,515	$(12,098)	$60,540
Class M
Shares sold	1,555	1,514	$40,510	$43,215
Reinvestment of distributions	1,540	3,147	44,626	80,190
Shares redeemed	(5,199)	(4,498)	(136,971)	(128,411)
Net increase (decrease)	(2,104)	163	$(51,835)	$(5,006)
Class C
Shares sold	263	409	$6,887	$11,241
Reinvestment of distributions	184	709	5,305	17,599
Shares redeemed	(934)	(3,423)	(23,819)	(95,487)
Net increase (decrease)	(487)	(2,305)	$(11,627)	$(66,647)
Class I
Shares sold	841	1,418	$22,912	$40,915
Reinvestment of distributions	488	1,008	14,415	26,374
Shares redeemed	(2,417)	(2,676)	(66,691)	(78,064)
Net increase (decrease)	(1,088)	(250)	$(29,364)	$(10,775)
Class Z
Shares sold	320	451	$8,792	$12,949
Reinvestment of distributions	66	100	1,925	2,630
Shares redeemed	(342)	(376)	(9,049)	(11,114)
Net increase (decrease)	44	175	$1,668	$4,465

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Equity Income Fund
Class A	.92%
Actual		$1,000.00	$1,157.70	$4.96
Hypothetical-C		$1,000.00	$1,020.40	$4.65
Class M	1.15%
Actual		$1,000.00	$1,156.20	$6.20
Hypothetical-C		$1,000.00	$1,019.25	$5.81
Class C	1.72%
Actual		$1,000.00	$1,153.10	$9.26
Hypothetical-C		$1,000.00	$1,016.40	$8.67
Class I	.67%
Actual		$1,000.00	$1,158.90	$3.62
Hypothetical-C		$1,000.00	$1,021.65	$3.39
Class Z	.52%
Actual		$1,000.00	$1,159.90	$2.81
Hypothetical-C		$1,000.00	$1,022.40	$2.63

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Equity Income Fund
Class A	12/30/20	12/29/20	$0.249	$0.002
Class M	12/30/20	12/29/20	$0.231	$0.002
Class C	12/30/20	12/29/20	$0.187	$0.002
Class I	12/30/20	12/29/20	$0.267	$0.002
Class Z	12/30/20	12/29/20	$0.278	$0.002

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 88%, 100%, 100%, and 100%; Class M designates 96%, 100%, 100%, and 100%; Class C designates 100%, 100%, 100%, and 100%; Class I designates 82%, 100%, 100%, and 100%; and Class Z designates 78%, 100%, 100%, and 100%; of the dividends distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	393,802,224.722	46.760
Against	54,522,897.658	6.474
Abstain	48,090,558.527	5.710
Broker Non-Vote	345,756,202.550	41.055
TOTAL	842,171,883.457	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

EPI-ANN-0121
1.539449.124

Fidelity Advisor® Equity Growth Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	34.70%	18.49%	16.39%
Class M (incl. 3.50% sales charge)	37.55%	18.78%	16.42%
Class C (incl. contingent deferred sales charge)	40.73%	18.98%	16.20%
Class I	43.32%	20.23%	17.42%
Class Z	43.43%	20.38%	17.54%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Growth Fund - Class A on November 30, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$45,607	Fidelity Advisor® Equity Growth Fund - Class A
$48,133	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Co-Managers Asher Anolic and Jason Weiner:  For the fiscal year ending November 30, 2020, the fund's share classes gained about 42% to 43% (excluding sales charges, if applicable), outperforming the 35.73% result of the benchmark Russell 3000® Growth index. Versus the benchmark, security selection was the primary contributor, especially within the information technology sector. Stock picking and an underweighting in the industrials sector, primarily driven by the capital goods industry, also boosted performance. Also helping were stock picks in the health care sector, especially within the health care equipment & services industry. The fund's largest individual relative contributor was an outsized stake in Nvidia, which gained roughly 146% the past 12 months. The company was among our biggest holdings. Another key contributor was our out-of-benchmark position in Shopify (+212%). We decreased our position the past year. Another notable relative contributor was an underweighting in index component Boeing (-53%), a stake we established the past 12 months. In contrast, the primary detractor from performance versus the benchmark was stock selection and underweighting in the consumer discretionary sector, primarily within the automobiles & components industry. An overweighting in energy also hampered the fund's relative performance. Also hurting the fund's relative result was security selection in the financials sector, especially within the diversified financials industry. The biggest individual relative detractor was an underweight position in Tesla (+372%). The company was not held at period end. Also hindering performance was an underweighting in Apple, which gained approximately 79%. The company was among our largest holdings. Avoiding PayPal, a benchmark component that gained 98%, also hurt performance. Notable changes in positioning include a higher allocation to the health care and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
Microsoft Corp.	8.7
Alphabet, Inc. Class A	6.1
Amazon.com, Inc.	5.5
Facebook, Inc. Class A	5.0
Apple, Inc.	4.7
Qualcomm, Inc.	3.8
NVIDIA Corp.	3.5
UnitedHealth Group, Inc.	3.1
Adobe, Inc.	2.9
Tencent Holdings Ltd.	2.1
45.4

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	35.3
Health Care	17.6
Communication Services	15.4
Consumer Discretionary	12.5
Industrials	8.3

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	99.7%
Convertible Securities	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments – 16.9%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 15.4%
Diversified Telecommunication Services - 0.4%
Cellnex Telecom SA (a)	309,500	$19,606
Entertainment - 1.2%
Activision Blizzard, Inc.	323,266	25,693
CD Projekt RED SA (b)	209,200	21,724
DouYu International Holdings Ltd. ADR (b)	325,000	4,310
		51,727
Interactive Media & Services - 13.8%
Alphabet, Inc. Class A (b)	148,748	260,963
Facebook, Inc. Class A (b)	777,231	215,270
Match Group, Inc. (b)	63,744	8,874
Tencent Holdings Ltd.	1,242,583	90,581
Wise Talent Information Technology Co. Ltd. (b)	1,834,800	4,621
Zoominfo Technologies, Inc.	246,400	12,628
		592,937

TOTAL COMMUNICATION SERVICES		664,270

CONSUMER DISCRETIONARY - 12.5%
Automobiles - 0.7%
Ferrari NV	132,375	27,946
XPeng, Inc. ADR (b)(c)	42,700	2,509
		30,455
Diversified Consumer Services - 0.6%
Laureate Education, Inc. Class A (b)	1,823,744	25,897
Hotels, Restaurants & Leisure - 0.5%
Compass Group PLC	137,100	2,412
Dalata Hotel Group PLC	446,100	2,014
Hilton Worldwide Holdings, Inc.	192,100	19,907
		24,333
Household Durables - 1.6%
Blu Investments LLC (d)(e)	12,123,162	4
D.R. Horton, Inc.	446,997	33,301
NVR, Inc. (b)	4,661	18,631
Purple Innovation, Inc. (b)	78,400	2,338
Toll Brothers, Inc.	300,200	14,214
		68,488
Internet & Direct Marketing Retail - 7.1%
Alibaba Group Holding Ltd. sponsored ADR (b)	231,166	60,880
Amazon.com, Inc. (b)	75,393	238,848
Delivery Hero AG (a)(b)	43,000	5,228
Pinduoduo, Inc. ADR (b)	14,756	2,048
		307,004
Specialty Retail - 0.6%
Aritzia LP (b)	89,600	1,610
Ulta Beauty, Inc. (b)	84,200	23,189
		24,799
Textiles, Apparel & Luxury Goods - 1.4%
LVMH Moet Hennessy Louis Vuitton SE	71,479	41,057
Prada SpA (b)	3,040,300	15,065
Samsonite International SA (a)(b)	2,253,000	3,643
		59,765

TOTAL CONSUMER DISCRETIONARY		540,741

CONSUMER STAPLES - 3.8%
Beverages - 1.7%
Fever-Tree Drinks PLC	575	18
Kweichow Moutai Co. Ltd. (A Shares)	132,729	34,578
Monster Beverage Corp. (b)	441,000	37,388
		71,984
Household Products - 1.1%
Energizer Holdings, Inc. (c)	559,014	23,417
Reckitt Benckiser Group PLC	289,971	25,311
		48,728
Personal Products - 0.5%
Herbalife Nutrition Ltd. (b)	461,900	22,130
Tobacco - 0.5%
Swedish Match Co. AB	255,600	20,679

TOTAL CONSUMER STAPLES		163,521

ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Enterprise Products Partners LP	111,500	2,163
EOG Resources, Inc.	43,700	2,049
Reliance Industries Ltd.	1,883,261	48,736
Reliance Industries Ltd.	130,164	1,835
Valero Energy Corp.	95,500	5,135
		59,918
FINANCIALS - 3.1%
Banks - 1.1%
Comerica, Inc.	276,800	13,619
Fortress Value Acquisition Corp. (b)(c)	25,900	557
HDFC Bank Ltd.(b)	135,292	2,615
HDFC Bank Ltd. sponsored ADR (b)	244,681	16,883
M&T Bank Corp.	11,000	1,281
Metro Bank PLC (b)(c)	48,280	77
Wintrust Financial Corp.	186,800	10,179
		45,211
Capital Markets - 0.9%
CME Group, Inc.	203,049	35,540
JMP Group, Inc.	135,516	407
MSCI, Inc.	6,411	2,625
		38,572
Consumer Finance - 0.6%
Capital One Financial Corp.	309,300	26,488
Insurance - 0.5%
American Financial Group, Inc.	70,800	6,330
Arthur J. Gallagher & Co.	68,700	7,929
RenaissanceRe Holdings Ltd.	46,700	7,689
		21,948

TOTAL FINANCIALS		132,219

HEALTH CARE - 17.5%
Biotechnology - 4.5%
ACADIA Pharmaceuticals, Inc. (b)	167,000	9,462
Affimed NV (b)	337,485	1,802
Alnylam Pharmaceuticals, Inc. (b)	28,200	3,663
Applied Therapeutics, Inc. (b)	227,100	5,260
Atara Biotherapeutics, Inc. (b)	232,900	5,401
Biogen, Inc. (b)	11,400	2,738
BioNTech SE ADR (b)(c)	150,707	18,724
CRISPR Therapeutics AG (b)(c)	54,700	6,943
Gamida Cell Ltd. (b)(c)	755,868	5,442
Global Blood Therapeutics, Inc. (b)	22,200	1,019
Hookipa Pharma, Inc. (b)	42,400	492
Innovent Biologics, Inc. (a)(b)	615,500	4,043
Insmed, Inc. (b)	614,389	23,967
Neurocrine Biosciences, Inc. (b)	280,700	26,650
Prelude Therapeutics, Inc.	17,000	875
Regeneron Pharmaceuticals, Inc. (b)	91,500	47,217
Rubius Therapeutics, Inc. (b)	30,796	193
Sarepta Therapeutics, Inc. (b)	12,600	1,775
Seres Therapeutics, Inc. (b)	77,300	2,134
Vertex Pharmaceuticals, Inc. (b)	109,359	24,907
Viela Bio, Inc. (b)	31,000	1,189
		193,896
Health Care Equipment & Supplies - 3.9%
Axonics Modulation Technologies, Inc. (b)	134,800	5,916
Danaher Corp.	188,297	42,297
Haemonetics Corp. (b)	213,107	24,049
Hologic, Inc. (b)	541,400	37,427
Intuitive Surgical, Inc. (b)	54,791	39,781
Nevro Corp. (b)	49,700	8,014
Outset Medical, Inc.	30,933	1,980
Penumbra, Inc. (b)	34,886	7,741
		167,205
Health Care Providers & Services - 3.8%
Centene Corp. (b)	245,500	15,135
Guardant Health, Inc. (b)	19,915	2,412
HealthEquity, Inc. (b)(c)	178,100	12,768
UnitedHealth Group, Inc.	391,392	131,641
		161,956
Health Care Technology - 1.4%
Inspire Medical Systems, Inc. (b)	127,011	23,591
MultiPlan Corp. (d)	738,622	5,126
MultiPlan Corp.:
Class A (b)(c)	120,800	838
warrants (b)(d)	36,565	66
Schrodinger, Inc.	58,100	4,043
Simulations Plus, Inc.	48,200	2,698
Veeva Systems, Inc. Class A (b)	85,103	23,562
		59,924
Life Sciences Tools & Services - 1.8%
10X Genomics, Inc. (b)	62,996	9,645
Berkeley Lights, Inc. (b)(c)	156,100	12,934
Bio-Rad Laboratories, Inc. Class A (b)	9,000	4,847
Bio-Techne Corp.	8,000	2,426
Bruker Corp.	319,037	16,146
Charles River Laboratories International, Inc. (b)	48,600	11,398
Codexis, Inc. (b)(c)	341,204	6,319
Fluidigm Corp. (b)(c)	575,300	3,601
Nanostring Technologies, Inc. (b)	168,500	8,364
Sotera Health Co.	76,100	2,059
		77,739
Pharmaceuticals - 2.1%
AstraZeneca PLC sponsored ADR	537,830	28,473
Eli Lilly & Co.	385,000	56,075
Reata Pharmaceuticals, Inc. (b)	21,500	3,284
Revance Therapeutics, Inc. (b)	203,300	4,908
		92,740

TOTAL HEALTH CARE		753,460

INDUSTRIALS - 8.3%
Aerospace & Defense - 0.8%
The Boeing Co.	40,000	8,428
TransDigm Group, Inc.	42,282	24,489
		32,917
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR (b)	286,700	29,751
Building Products - 0.4%
Builders FirstSource, Inc. (b)	124,600	4,661
Fortune Brands Home & Security, Inc.	150,500	12,567
		17,228
Electrical Equipment - 0.7%
Bloom Energy Corp. Class A (b)(c)	99,000	2,427
Generac Holdings, Inc. (b)	137,300	29,602
		32,029
Industrial Conglomerates - 1.5%
General Electric Co.	6,270,300	63,832
Machinery - 1.0%
Ingersoll Rand, Inc. (b)	700,772	31,023
Woodward, Inc.	96,800	10,825
		41,848
Professional Services - 1.5%
Dun & Bradstreet Holdings, Inc. (b)(c)	128,500	3,445
Equifax, Inc.	229,036	38,226
Upwork, Inc. (b)	649,095	21,238
		62,909
Road & Rail - 1.6%
Rumo SA (b)	2,004,500	7,094
Uber Technologies, Inc. (b)	1,292,672	64,194
		71,288
Trading Companies & Distributors - 0.1%
BMC Stock Holdings, Inc. (b)	96,000	4,698
Fastenal Co.	41,600	2,057
		6,755

TOTAL INDUSTRIALS		358,557

INFORMATION TECHNOLOGY - 35.3%
Electronic Equipment & Components - 0.4%
II-VI, Inc. (b)	213,900	14,470
Novanta, Inc. (b)	7,300	876
		15,346
IT Services - 4.0%
Adyen BV (a)(b)	5,900	11,270
Black Knight, Inc. (b)	219,196	20,083
CACI International, Inc. Class A (b)	19,100	4,532
Edenred SA	1,503	86
MasterCard, Inc. Class A	45,927	15,455
MongoDB, Inc. Class A (b)	114,000	32,753
Okta, Inc. (b)	51,389	12,592
Shopify, Inc. Class A (b)	23,778	25,592
Square, Inc. (b)	186,800	39,407
Visa, Inc. Class A	42,589	8,959
		170,729
Semiconductors & Semiconductor Equipment - 10.8%
Allegro MicroSystems LLC (b)	25,000	599
Array Technologies, Inc.	135,300	6,167
ASML Holding NV	80,667	35,310
Enphase Energy, Inc. (b)	122,800	16,771
MediaTek, Inc.	84,000	2,070
NVIDIA Corp.	278,399	149,239
NXP Semiconductors NV	301,336	47,738
Qualcomm, Inc.	1,117,360	164,442
SiTime Corp.	52,900	4,601
SolarEdge Technologies, Inc. (b)	40,500	11,258
Universal Display Corp.	125,800	28,813
		467,008
Software - 14.5%
Adobe, Inc. (b)	262,796	125,740
Agora, Inc. ADR (b)(c)	5,200	200
Cloudflare, Inc. (b)	73,054	5,485
Datadog, Inc. Class A (b)	7,577	750
Duck Creek Technologies, Inc. (b)	4,200	167
Elastic NV (b)	3,012	373
FireEye, Inc. (b)	938,400	14,104
JFrog Ltd. (c)	5,200	366
Manhattan Associates, Inc. (b)	152,227	15,564
Microsoft Corp.	1,738,032	372,063
NICE Systems Ltd. sponsored ADR (b)	50,600	12,332
Salesforce.com, Inc. (b)	317,990	78,162
Volue A/S	104,600	419
		625,725
Technology Hardware, Storage & Peripherals - 5.6%
Apple, Inc.	1,718,900	204,635
Samsung Electronics Co. Ltd.	627,710	37,770
		242,405

TOTAL INFORMATION TECHNOLOGY		1,521,213

MATERIALS - 1.7%
Chemicals - 1.4%
Albemarle Corp. U.S. (c)	83,800	11,394
DuPont de Nemours, Inc.	47,800	3,032
LG Chemical Ltd.	27,640	19,947
Sherwin-Williams Co.	36,831	27,536
		61,909
Construction Materials - 0.3%
Eagle Materials, Inc.	116,200	10,573

TOTAL MATERIALS		72,482

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Simon Property Group, Inc.	232,800	19,222
Real Estate Management & Development - 0.2%
CBRE Group, Inc. (b)	78,000	4,769
KE Holdings, Inc. ADR (b)	83,700	5,468
		10,237

TOTAL REAL ESTATE		29,459

TOTAL COMMON STOCKS
(Cost $2,374,192)		4,295,840

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Nuvation Bio, Inc. Series A (b)(d)	951,500	1,599
Health Care Technology - 0.1%
Vor Biopharma, Inc. (d)(e)	3,438,619	1,788

TOTAL HEALTH CARE		3,387

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (b)(d)(e)	105,425	3
MATERIALS - 0.1%
Metals & Mining - 0.1%
Illuminated Holdings, Inc.:
Series C2 (d)(e)	76,285	2,098
Series C3 (d)(e)	95,356	2,622
		4,720
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $7,290)		8,110

Money Market Funds - 1.2%
Fidelity Cash Central Fund 0.09% (f)	8,751,599	8,753
Fidelity Securities Lending Cash Central Fund 0.09% (f)(g)	42,346,209	42,350
TOTAL MONEY MARKET FUNDS
(Cost $51,103)		51,103
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $2,432,585)		4,355,053
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(48,878)
NET ASSETS - 100%		$4,306,175

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $43,790,000 or 1.0% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $13,306,000 or 0.3% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Blu Investments LLC	5/21/20	$21
Illuminated Holdings, Inc. Series C2	7/7/20	$1,907
Illuminated Holdings, Inc. Series C3	7/7/20	$2,861
MultiPlan Corp.	10/8/20	$7,313
MultiPlan Corp. warrants	10/8/20	$0
Nuvation Bio, Inc. Series A	6/17/19	$734
Vor Biopharma, Inc.	6/30/20	$1,788

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$80
Fidelity Securities Lending Cash Central Fund	602
Total	$682

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$664,270	$527,738	$136,532	$--
Consumer Discretionary	540,741	471,318	69,419	4
Consumer Staples	163,521	117,513	46,008	--
Energy	59,918	9,347	50,571	--
Financials	132,219	129,527	2,692	--
Health Care	756,847	749,351	5,708	1,788
Industrials	358,557	358,557	--	--
Information Technology	1,521,216	1,509,438	11,775	3
Materials	77,202	72,482	--	4,720
Real Estate	29,459	29,459	--	--
Money Market Funds	51,103	51,103	--	--
Total Investments in Securities:	$4,355,053	$4,025,833	$322,705	$6,515

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.1%
Cayman Islands	4.5%
Netherlands	2.9%
India	1.6%
Korea (South)	1.3%
France	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $43,776) — See accompanying schedule: Unaffiliated issuers (cost $2,381,482)	$4,303,950
Fidelity Central Funds (cost $51,103)	51,103
Total Investment in Securities (cost $2,432,585)		$4,355,053
Receivable for fund shares sold		2,234
Dividends receivable		1,860
Distributions receivable from Fidelity Central Funds		14
Prepaid expenses		5
Other receivables		89
Total assets		4,359,255
Liabilities
Payable for investments purchased	$2,326
Payable for fund shares redeemed	2,178
Accrued management fee	1,863
Distribution and service plan fees payable	1,124
Other affiliated payables	636
Other payables and accrued expenses	2,608
Collateral on securities loaned	42,345
Total liabilities		53,080
Net Assets		$4,306,175
Net Assets consist of:
Paid in capital		$1,913,926
Total accumulated earnings (loss)		2,392,249
Net Assets		$4,306,175
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($1,476,920 ÷ 86,576.4 shares)(a)		$17.06
Maximum offering price per share (100/94.25 of $17.06)		$18.10
Class M:
Net Asset Value and redemption price per share ($1,746,957 ÷ 105,253.4 shares)(a)		$16.60
Maximum offering price per share (100/96.50 of $16.60)		$17.20
Class C:
Net Asset Value and offering price per share ($131,436 ÷ 9,494.6 shares)(a)		$13.84
Class I:
Net Asset Value, offering price and redemption price per share ($770,445 ÷ 40,347.8 shares)		$19.10
Class Z:
Net Asset Value, offering price and redemption price per share ($180,417 ÷ 9,349.5 shares)		$19.30

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2020
Investment Income
Dividends		$22,696
Income from Fidelity Central Funds (including $602 from security lending)		682
Total income		23,378
Expenses
Management fee	$18,965
Transfer agent fees	5,834
Distribution and service plan fees	11,639
Accounting fees	988
Custodian fees and expenses	99
Independent trustees' fees and expenses	19
Registration fees	120
Audit	70
Legal	10
Interest	9
Miscellaneous	93
Total expenses before reductions	37,846
Expense reductions	(196)
Total expenses after reductions		37,650
Net investment income (loss)		(14,272)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	525,887
Fidelity Central Funds	4
Foreign currency transactions	(121)
Total net realized gain (loss)		525,770
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,889)	788,999
Assets and liabilities in foreign currencies	5
Total change in net unrealized appreciation (depreciation)		789,004
Net gain (loss)		1,314,774
Net increase (decrease) in net assets resulting from operations		$1,300,502

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(14,272)	$(7,326)
Net realized gain (loss)	525,770	363,791
Change in net unrealized appreciation (depreciation)	789,004	175,101
Net increase (decrease) in net assets resulting from operations	1,300,502	531,566
Distributions to shareholders	(289,806)	(189,976)
Share transactions - net increase (decrease)	68,144	(272,517)
Total increase (decrease) in net assets	1,078,840	69,073
Net Assets
Beginning of period	3,227,335	3,158,262
End of period	$4,306,175	$3,227,335

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Growth Fund Class A

Years ended November 30,	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$13.07	$11.84	$12.26	$9.61	$9.88
Income from Investment Operations
Net investment income (loss)B	(.05)	(.02)	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss)	5.22	1.97	.93	3.24	(.01)
Total from investment operations	5.17	1.95	.92	3.23	(.03)
Distributions from net realized gain	(1.18)	(.72)	(1.34)	(.58)	(.24)
Total distributions	(1.18)	(.72)	(1.34)	(.58)	(.24)
Net asset value, end of period	$17.06	$13.07	$11.84	$12.26	$9.61
Total ReturnC,D	42.92%	18.34%	8.38%	35.72%	(.39)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.99%	1.01%	1.02%	1.03%	1.05%
Expenses net of fee waivers, if any	.99%	1.01%	1.01%	1.03%	1.05%
Expenses net of all reductions	.99%	1.01%	1.01%	1.03%	1.05%
Net investment income (loss)	(.33)%	(.16)%	(.09)%	(.12)%	(.25)%
Supplemental Data
Net assets, end of period (in millions)	$1,477	$1,049	$865	$843	$803
Portfolio turnover rateG	52%	49%H	37%	48%	60%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class M

Years ended November 30,	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.78	$11.61	$12.05	$9.47	$9.77
Income from Investment Operations
Net investment income (loss)B	(.08)	(.05)	(.04)	(.04)	(.04)
Net realized and unrealized gain (loss)	5.08	1.94	.91	3.20	(.02)
Total from investment operations	5.00	1.89	.87	3.16	(.06)
Distributions from net realized gain	(1.18)	(.72)	(1.31)	(.58)	(.24)
Total distributions	(1.18)	(.72)	(1.31)	(.58)	(.24)
Net asset value, end of period	$16.60	$12.78	$11.61	$12.05	$9.47
Total ReturnC,D	42.54%	18.18%	8.07%	35.41%	(.62)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.23%	1.25%	1.25%	1.26%	1.28%
Expenses net of fee waivers, if any	1.23%	1.25%	1.25%	1.26%	1.27%
Expenses net of all reductions	1.23%	1.24%	1.24%	1.26%	1.27%
Net investment income (loss)	(.57)%	(.40)%	(.32)%	(.36)%	(.48)%
Supplemental Data
Net assets, end of period (in millions)	$1,747	$1,417	$1,332	$1,353	$1,129
Portfolio turnover rateG	52%	49%H	37%	48%	60%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class C

Years ended November 30,	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$10.90	$10.07	$10.63	$8.47	$8.80
Income from Investment Operations
Net investment income (loss)B	(.13)	(.09)	(.09)	(.08)	(.08)
Net realized and unrealized gain (loss)	4.25	1.64	.80	2.82	(.01)
Total from investment operations	4.12	1.55	.71	2.74	(.09)
Distributions from net realized gain	(1.18)	(.72)	(1.27)	(.58)	(.24)
Total distributions	(1.18)	(.72)	(1.27)	(.58)	(.24)
Net asset value, end of period	$13.84	$10.90	$10.07	$10.63	$8.47
Total ReturnC,D	41.73%	17.53%	7.50%	34.70%	(1.15)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.78%	1.80%	1.78%	1.79%	1.81%
Expenses net of fee waivers, if any	1.77%	1.80%	1.78%	1.79%	1.81%
Expenses net of all reductions	1.77%	1.79%	1.77%	1.79%	1.81%
Net investment income (loss)	(1.12)%	(.95)%	(.85)%	(.89)%	(1.01)%
Supplemental Data
Net assets, end of period (in millions)	$131	$101	$196	$200	$161
Portfolio turnover rateG	52%	49%H	37%	48%	60%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class I

Years ended November 30,	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$14.46	$12.98	$13.32	$10.36	$10.61
Income from Investment Operations
Net investment income (loss)B	(.01)	.01	.02	.02	–C
Net realized and unrealized gain (loss)	5.83	2.19	1.01	3.52	(.01)
Total from investment operations	5.82	2.20	1.03	3.54	(.01)
Distributions from net realized gain	(1.18)	(.72)	(1.37)	(.58)	(.24)
Total distributions	(1.18)	(.72)	(1.37)	(.58)	(.24)
Net asset value, end of period	$19.10	$14.46	$12.98	$13.32	$10.36
Total ReturnD	43.32%	18.68%	8.65%	36.08%	(.12)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.74%	.75%	.75%	.77%	.78%
Expenses net of fee waivers, if any	.73%	.75%	.75%	.76%	.78%
Expenses net of all reductions	.73%	.75%	.75%	.76%	.77%
Net investment income (loss)	(.07)%	.10%	.17%	.14%	.02%
Supplemental Data
Net assets, end of period (in millions)	$770	$548	$679	$677	$434
Portfolio turnover rateG	52%	49%H	37%	48%	60%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Growth Fund Class Z

Years ended November 30,	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$14.59	$13.07	$13.40	$10.41	$10.64
Income from Investment Operations
Net investment income (loss)B	.01	.03	.04	.03	.02
Net realized and unrealized gain (loss)	5.88	2.21	1.02	3.54	(.01)
Total from investment operations	5.89	2.24	1.06	3.57	.01
Distributions from net realized gain	(1.18)	(.72)	(1.39)	(.58)	(.24)
Total distributions	(1.18)	(.72)	(1.39)	(.58)	(.24)
Net asset value, end of period	$19.30	$14.59	$13.07	$13.40	$10.41
Total ReturnC	43.43%	18.87%	8.80%	36.27%	.02%
Ratios to Average Net AssetsD,E
Expenses before reductions	.61%	.62%	.62%	.63%	.64%
Expenses net of fee waivers, if any	.61%	.62%	.62%	.63%	.63%
Expenses net of all reductions	.61%	.62%	.62%	.63%	.63%
Net investment income (loss)	.05%	.23%	.30%	.28%	.16%
Supplemental Data
Net assets, end of period (in millions)	$180	$112	$87	$59	$33
Portfolio turnover rateF	52%	49%G	37%	48%	60%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Equity Growth Fund	$43

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,953,790
Gross unrealized depreciation	(34,880)
Net unrealized appreciation (depreciation)	$1,918,910
Tax Cost	$2,436,143

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$19,204
Undistributed long-term capital gain	$456,686
Net unrealized appreciation (depreciation) on securities and other investments	$1,918,911

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Long-term Capital Gains	$289,806	$ 189,976

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Growth Fund	1,848,857	2,056,533

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,996	$86
Class M	.25%	.25%	7,535	178
Class C	.75%	.25%	1,108	127
			$11,639	$391

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$232
Class M	28
Class C(a)	12
$272

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$2,075.17
Class M	2,452.16
Class C	227.20
Class I	1,022.16
Class Z	58.04
	$5,834

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Equity Growth Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Growth Fund	$43

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Equity Growth Fund	Borrower	$8,925.76%		$9

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 6,447 shares of the Fund were redeemed in-kind for investments and cash with a value of $87,354. The Fund had a net realized gain of $40,130 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $17.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Equity Growth Fund	$8

During the period, there were no borrowings on this line of credit

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Growth Fund	$60	$2	$–

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Equity Growth Fund	$6,370.59%		$–(a)

 (a) In the amount of less than five hundred dollars.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $167 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $13.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $15 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Class A	$94,509	$51,863
Class M	130,485	82,195
Class C	10,905	13,683
Class I	44,885	37,411
Class Z	9,022	4,824
Total	$289,806	$189,976

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Class A
Shares sold	12,402	15,045	$169,105	$176,639
Reinvestment of distributions	7,084	4,812	88,264	48,074
Shares redeemed	(13,182)	(12,652)	(178,516)	(148,629)
Net increase (decrease)	6,304	7,205	$78,853	$76,084
Class M
Shares sold	12,320	9,056	$163,111	$104,106
Reinvestment of distributions	10,499	8,220	127,561	80,395
Shares redeemed	(28,497)	(21,083)	(372,328)	(243,349)
Net increase (decrease)	(5,678)	(3,807)	$(81,656)	$(58,848)
Class C
Shares sold	2,208	2,475	$24,218	$23,916
Reinvestment of distributions	1,040	1,605	10,589	13,465
Shares redeemed	(3,034)	(14,231)	(33,247)	(139,351)
Net increase (decrease)	214	(10,151)	$1,560	$(101,970)
Class I
Shares sold	14,257	10,757	$221,694	$139,214
Reinvestment of distributions	2,963	3,224	41,212	35,532
Shares redeemed	(14,738)	(28,423)(a)	(222,116)	(373,732)(a)
Net increase (decrease)	2,482	(14,442)	$40,790	$(198,986)
Class Z
Shares sold	3,582	2,726	$56,572	$35,347
Reinvestment of distributions	612	420	8,598	4,662
Shares redeemed	(2,498)	(2,127)	(36,573)	(28,806)
Net increase (decrease)	1,696	1,019	$28,597	$11,203

 (a) Amount includes in-kind redemptions (see Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund (the "Fund"), a fund of Advisor Series I, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Equity Growth Fund
Class A	.99%
Actual		$1,000.00	$1,282.70	$5.65
Hypothetical-C		$1,000.00	$1,020.05	$5.00
Class M	1.23%
Actual		$1,000.00	$1,281.90	$7.02
Hypothetical-C		$1,000.00	$1,018.85	$6.21
Class C	1.77%
Actual		$1,000.00	$1,277.90	$10.08
Hypothetical-C		$1,000.00	$1,016.15	$8.92
Class I	.73%
Actual		$1,000.00	$1,284.50	$4.17
Hypothetical-C		$1,000.00	$1,021.35	$3.69
Class Z	.61%
Actual		$1,000.00	$1,285.80	$3.49
Hypothetical-C		$1,000.00	$1,021.95	$3.08

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Equity Growth Fund
Class A	12/30/20	12/29/20	$1.911
Class M	12/30/20	12/29/20	$1.874
Class C	12/30/20	12/29/20	$1.830
Class I	12/30/20	12/29/20	$1.944
Class Z	12/30/20	12/29/20	$1.964

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $457,006,402, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	776,233,751.209	40.817
Against	131,264,816.708	6.902
Abstain	87,295,322.784	4.590
Broker Non-Vote	906,961,296.840	47.691
TOTAL	1,901,755,187.541	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

EPG-ANN-0121
1.539469.123

Fidelity Advisor® Equity Value Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(0.39)%	6.43%	9.76%
Class M (incl. 3.50% sales charge)	1.68%	6.66%	9.74%
Class C (incl. contingent deferred sales charge)	3.78%	6.86%	9.56%
Class I	5.95%	8.00%	10.73%
Class Z	6.09%	8.12%	10.79%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Equity Value Fund - Class A on November 30, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$25,371	Fidelity Advisor® Equity Value Fund - Class A
$27,779	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending November 30, 2020, the fund's share classes (excluding sales charges, if applicable) gained about 5% to 6%, outperforming the 1.60% result of the benchmark Russell 3000® Value index. The top contributor to performance versus the benchmark was security selection in communication services. Stock picking and an overweighting in the consumer discretionary sector, primarily driven by the retailing industry, also bolstered performance. Also lifting the fund's relative result were stock picks in materials. Our non-benchmark stake in Vestas Wind Systems was the fund's top individual relative contributor, driven by a roughly 117% rise. Also boosting value was our overweighting in Newmont, which gained about 55%. Another notable relative contributor was our lighter-than-benchmark stake in Exxon Mobil (-22%), a position not held at period end. In contrast, the primary detractor from performance versus the benchmark was stock selection in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry. Weak picks in the consumer staples sector, especially within the food, beverage & tobacco industry, also hindered the fund's relative result. Also hurting the fund's relative performance were stock picks and an underweighting in the financials sector, primarily within the banks industry. The fund's biggest individual relative detractor was our outsized stake in Wells Fargo, which returned -55%. This is a position that was sold the past 12 months. Also hurting performance was an underweighting in Procter & Gamble, which gained 17%. This was a position we established the past year. Another notable relative detractor was an out-of-benchmark stake in BP (-55%). This was a position that was not held at the end of the period. Also, the fund’s foreign holdings detracted, despite the tailwind of a broadly weaker U.S. dollar. Notable changes in positioning include a higher allocation to the industrials and utilities sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
Berkshire Hathaway, Inc. Class B	4.4
Comcast Corp. Class A	3.3
Cigna Corp.	2.3
Samsung Electronics Co. Ltd.	2.2
Bristol-Myers Squibb Co.	2.1
UnitedHealth Group, Inc.	2.1
Bank of America Corp.	2.0
Cisco Systems, Inc.	2.0
Verizon Communications, Inc.	2.0
Centene Corp.	1.9
24.3

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Financials	17.8
Health Care	16.4
Communication Services	11.7
Industrials	10.8
Utilities	10.7

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	98.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments – 16.8%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
COMMUNICATION SERVICES - 11.7%
Diversified Telecommunication Services - 2.0%
Verizon Communications, Inc.	39,800	$2,404,318
Entertainment - 0.5%
Electronic Arts, Inc.	2,400	306,600
Lions Gate Entertainment Corp. Class B (a)	33,603	301,755
		608,355
Interactive Media & Services - 2.7%
Alphabet, Inc. Class A (a)	1,309	2,296,510
Facebook, Inc. Class A (a)	3,700	1,024,789
		3,321,299
Media - 5.4%
Comcast Corp. Class A	81,596	4,099,383
Fox Corp. Class A	13,055	376,506
Interpublic Group of Companies, Inc.	70,986	1,581,568
WPP PLC	65,600	632,106
		6,689,563
Wireless Telecommunication Services - 1.1%
T-Mobile U.S., Inc.	10,547	1,402,118

TOTAL COMMUNICATION SERVICES		14,425,653

CONSUMER DISCRETIONARY - 7.3%
Auto Components - 0.8%
Lear Corp.	7,087	1,013,087
Household Durables - 0.8%
Newell Brands, Inc.	17,300	367,798
Whirlpool Corp.	3,300	642,213
		1,010,011
Multiline Retail - 1.0%
Dollar General Corp.	5,361	1,171,807
Specialty Retail - 2.7%
Best Buy Co., Inc.	12,700	1,381,760
Dick's Sporting Goods, Inc.	8,600	488,566
Lowe's Companies, Inc.	7,100	1,106,322
Williams-Sonoma, Inc.	2,900	317,463
		3,294,111
Textiles, Apparel & Luxury Goods - 2.0%
PVH Corp.	20,015	1,590,992
Tapestry, Inc.	32,845	930,170
		2,521,162

TOTAL CONSUMER DISCRETIONARY		9,010,178

CONSUMER STAPLES - 6.7%
Beverages - 0.5%
C&C Group PLC (United Kingdom)	199,366	583,122
Food & Staples Retailing - 1.9%
Kroger Co.	38,100	1,257,300
U.S. Foods Holding Corp. (a)	34,970	1,100,856
		2,358,156
Food Products - 1.5%
Mondelez International, Inc.	27,200	1,562,640
Tyson Foods, Inc. Class A	5,000	326,000
		1,888,640
Household Products - 2.1%
Procter & Gamble Co.	16,600	2,305,242
Spectrum Brands Holdings, Inc.	4,800	320,784
		2,626,026
Tobacco - 0.7%
Altria Group, Inc.	21,300	848,379

TOTAL CONSUMER STAPLES		8,304,323

ENERGY - 2.1%
Energy Equipment & Services - 0.2%
Hoegh LNG Partners LP	20,346	271,009
Oil, Gas & Consumable Fuels - 1.9%
Cabot Oil & Gas Corp.	34,800	609,696
Golar LNG Partners LP	24,167	66,943
Parex Resources, Inc. (a)	88,700	1,215,723
Teekay LNG Partners LP	41,433	490,981
		2,383,343

TOTAL ENERGY		2,654,352

FINANCIALS - 17.8%
Banks - 5.7%
Bank of America Corp.	88,400	2,489,344
Cullen/Frost Bankers, Inc.	3,900	327,249
JPMorgan Chase & Co.	13,700	1,614,956
M&T Bank Corp.	10,456	1,218,019
PNC Financial Services Group, Inc.	10,300	1,422,121
		7,071,689
Capital Markets - 1.3%
Affiliated Managers Group, Inc.	6,769	589,715
BlackRock, Inc. Class A	700	488,845
Invesco Ltd.	12,976	210,600
State Street Corp.	4,761	335,555
		1,624,715
Consumer Finance - 3.2%
Capital One Financial Corp.	19,244	1,648,056
Discover Financial Services	30,066	2,290,127
		3,938,183
Diversified Financial Services - 4.4%
Berkshire Hathaway, Inc. Class B (a)	23,603	5,402,965
Insurance - 3.2%
Allstate Corp.	3,497	357,918
American International Group, Inc.	14,500	557,380
Chubb Ltd.	10,238	1,513,484
The Travelers Companies, Inc.	12,117	1,570,969
		3,999,751

TOTAL FINANCIALS		22,037,303

HEALTH CARE - 16.4%
Biotechnology - 3.1%
Alexion Pharmaceuticals, Inc. (a)	8,500	1,037,935
Amgen, Inc.	7,979	1,771,657
Regeneron Pharmaceuticals, Inc. (a)	2,000	1,032,060
		3,841,652
Health Care Providers & Services - 8.9%
Anthem, Inc.	4,474	1,393,740
Centene Corp. (a)	38,597	2,379,505
Cigna Corp.	13,693	2,863,754
CVS Health Corp.	20,201	1,369,426
Humana, Inc.	1,178	471,813
UnitedHealth Group, Inc.	7,556	2,541,385
		11,019,623
Pharmaceuticals - 4.4%
Bristol-Myers Squibb Co.	41,352	2,580,365
Bristol-Myers Squibb Co. rights (a)	26,404	31,157
Roche Holding AG (participation certificate)	5,221	1,714,822
Sanofi SA sponsored ADR	23,122	1,160,724
		5,487,068

TOTAL HEALTH CARE		20,348,343

INDUSTRIALS - 10.8%
Air Freight & Logistics - 0.6%
Deutsche Post AG	9,000	434,144
XPO Logistics, Inc. (a)	3,200	341,376
		775,520
Building Products - 1.9%
Carrier Global Corp.	10,100	384,507
Owens Corning	12,900	940,023
Trane Technologies PLC	7,329	1,071,793
		2,396,323
Electrical Equipment - 2.1%
Regal Beloit Corp.	9,300	1,107,072
Siemens Energy AG (a)	5,350	158,270
Vestas Wind Systems A/S	6,232	1,270,166
		2,535,508
Industrial Conglomerates - 1.2%
Siemens AG	10,600	1,414,830
Machinery - 3.2%
ITT, Inc.	8,900	646,407
Oshkosh Corp.	14,800	1,191,400
Otis Worldwide Corp.	9,950	666,053
Pentair PLC	11,900	616,658
Stanley Black & Decker, Inc.	4,400	810,964
		3,931,482
Trading Companies & Distributors - 1.8%
Beacon Roofing Supply, Inc. (a)	4,100	149,199
HD Supply Holdings, Inc. (a)	28,271	1,576,956
United Rentals, Inc. (a)	2,400	544,752
		2,270,907

TOTAL INDUSTRIALS		13,324,570

INFORMATION TECHNOLOGY - 7.0%
Communications Equipment - 2.1%
Cisco Systems, Inc.	57,025	2,453,216
CommScope Holding Co., Inc. (a)	12,900	152,865
		2,606,081
Electronic Equipment & Components - 1.5%
TE Connectivity Ltd.	15,892	1,811,211
IT Services - 2.0%
Amdocs Ltd.	10,162	668,761
Capgemini SA	3,800	528,678
Cognizant Technology Solutions Corp. Class A	15,721	1,228,282
		2,425,721
Semiconductors & Semiconductor Equipment - 1.1%
Broadcom, Inc.	400	160,632
NXP Semiconductors NV	6,300	998,046
ON Semiconductor Corp. (a)	6,800	195,500
		1,354,178
Software - 0.3%
Nortonlifelock, Inc.	23,572	429,718

TOTAL INFORMATION TECHNOLOGY		8,626,909

MATERIALS - 3.7%
Chemicals - 1.7%
Albemarle Corp. U.S.	6,700	910,999
DuPont de Nemours, Inc.	18,200	1,154,608
		2,065,607
Metals & Mining - 2.0%
BHP Billiton Ltd. sponsored ADR	2,200	122,738
Lundin Mining Corp.	107,500	859,205
Newmont Corp.	25,771	1,515,850
		2,497,793

TOTAL MATERIALS		4,563,400

REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Simon Property Group, Inc.	7,806	644,541
Real Estate Management & Development - 1.9%
CBRE Group, Inc. (a)	38,428	2,349,488

TOTAL REAL ESTATE		2,994,029

UTILITIES - 10.7%
Electric Utilities - 7.7%
Duke Energy Corp.	16,400	1,519,624
Evergy, Inc.	22,500	1,246,725
Exelon Corp.	38,194	1,568,628
FirstEnergy Corp.	3,400	90,304
PG&E Corp. (a)	121,200	1,539,240
Portland General Electric Co.	15,313	633,652
PPL Corp.	24,800	704,816
Southern Co.	37,724	2,257,781
		9,560,770
Gas Utilities - 0.7%
Atmos Energy Corp.	8,400	805,476
Independent Power and Renewable Electricity Producers - 0.8%
The AES Corp.	13,200	269,808
Vistra Corp.	40,500	756,540
		1,026,348
Multi-Utilities - 1.5%
Dominion Energy, Inc.	14,800	1,161,652
NiSource, Inc.	25,900	626,780
		1,788,432

TOTAL UTILITIES		13,181,026

TOTAL COMMON STOCKS
(Cost $95,150,016)		119,470,086

Nonconvertible Preferred Stocks - 2.2%
INFORMATION TECHNOLOGY - 2.2%
Technology Hardware, Storage & Peripherals - 2.2%
Samsung Electronics Co. Ltd.
(Cost $1,977,396)	48,390	2,667,186

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.09% (b)
(Cost $1,383,493)	1,383,216	1,383,493
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $98,510,905)		123,520,765
NET OTHER ASSETS (LIABILITIES) - 0.1%		127,442
NET ASSETS - 100%		$123,648,207

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,271
Fidelity Securities Lending Cash Central Fund	123
Total	$6,394

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$14,425,653	$13,793,547	$632,106	$--
Consumer Discretionary	9,010,178	9,010,178	--	--
Consumer Staples	8,304,323	7,721,201	583,122	--
Energy	2,654,352	2,654,352	--	--
Financials	22,037,303	22,037,303	--	--
Health Care	20,348,343	18,633,521	1,714,822	--
Industrials	13,324,570	10,047,160	3,277,410	--
Information Technology	11,294,095	10,765,417	528,678	--
Materials	4,563,400	4,563,400	--	--
Real Estate	2,994,029	2,994,029	--	--
Utilities	13,181,026	13,181,026	--	--
Money Market Funds	1,383,493	1,383,493	--	--
Total Investments in Securities:	$123,520,765	$116,784,627	$6,736,138	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	83.2%
Switzerland	4.3%
Korea (South)	2.2%
Canada	1.9%
Ireland	1.9%
Germany	1.5%
France	1.3%
Denmark	1.0%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $97,127,412)	$122,137,272
Fidelity Central Funds (cost $1,383,493)	1,383,493
Total Investment in Securities (cost $98,510,905)		$123,520,765
Receivable for fund shares sold		64,016
Dividends receivable		224,991
Distributions receivable from Fidelity Central Funds		91
Prepaid expenses		173
Other receivables		3,528
Total assets		123,813,564
Liabilities
Payable for fund shares redeemed	$31,831
Accrued management fee	60,846
Transfer agent fee payable	19,014
Distribution and service plan fees payable	33,557
Other affiliated payables	3,913
Other payables and accrued expenses	16,196
Total liabilities		165,357
Net Assets		$123,648,207
Net Assets consist of:
Paid in capital		$104,414,570
Total accumulated earnings (loss)		19,233,637
Net Assets		$123,648,207
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($67,290,815 ÷ 3,566,507 shares)(a)		$18.87
Maximum offering price per share (100/94.25 of $18.87)		$20.02
Class M:
Net Asset Value and redemption price per share ($25,905,496 ÷ 1,374,232 shares)(a)		$18.85
Maximum offering price per share (100/96.50 of $18.85)		$19.53
Class C:
Net Asset Value and offering price per share ($11,554,917 ÷ 630,288 shares)(a)		$18.33
Class I:
Net Asset Value, offering price and redemption price per share ($16,290,541 ÷ 839,939 shares)		$19.39
Class Z:
Net Asset Value, offering price and redemption price per share ($2,606,438 ÷ 135,339 shares)		$19.26

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Dividends		$2,533,472
Special dividends		419,664
Income from Fidelity Central Funds (including $123 from security lending)		6,394
Total income		2,959,530
Expenses
Management fee
Basic fee	$620,960
Performance adjustment	(66,232)
Transfer agent fees	233,130
Distribution and service plan fees	399,607
Accounting fees	45,469
Custodian fees and expenses	22,560
Independent trustees' fees and expenses	673
Registration fees	69,564
Audit	61,390
Legal	2,288
Miscellaneous	4,982
Total expenses before reductions	1,394,391
Expense reductions	(20,992)
Total expenses after reductions		1,373,399
Net investment income (loss)		1,586,131
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(6,521,998)
Fidelity Central Funds	(184)
Foreign currency transactions	(312)
Total net realized gain (loss)		(6,522,494)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,098)	9,077,087
Assets and liabilities in foreign currencies	4,113
Total change in net unrealized appreciation (depreciation)		9,081,200
Net gain (loss)		2,558,706
Net increase (decrease) in net assets resulting from operations		$4,144,837

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,586,131	$3,266,981
Net realized gain (loss)	(6,522,494)	23,116,891
Change in net unrealized appreciation (depreciation)	9,081,200	(10,584,737)
Net increase (decrease) in net assets resulting from operations	4,144,837	15,799,135
Distributions to shareholders	(6,894,201)	(18,933,474)
Share transactions - net increase (decrease)	(12,517,702)	(101,653,211)
Total increase (decrease) in net assets	(15,267,066)	(104,787,550)
Net Assets
Beginning of period	138,915,273	243,702,823
End of period	$123,648,207	$138,915,273

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Equity Value Fund Class A

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.81	$18.77	$18.84	$16.46	$15.66
Income from Investment Operations
Net investment income (loss)A	.24B	.26	.26	.21	.17
Net realized and unrealized gain (loss)	.80	1.25	(.16)	2.30	1.00
Total from investment operations	1.04	1.51	.10	2.51	1.17
Distributions from net investment income	(.45)	(.28)	(.13)	(.13)	(.24)C
Distributions from net realized gain	(.53)	(1.19)	(.05)	–	(.13)C
Total distributions	(.98)	(1.47)	(.17)D	(.13)	(.37)
Net asset value, end of period	$18.87	$18.81	$18.77	$18.84	$16.46
Total ReturnE,F	5.68%	9.75%	.53%	15.35%	7.75%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.11%	1.00%	1.00%	1.10%	1.19%
Expenses net of fee waivers, if any	1.10%	1.00%	1.00%	1.09%	1.19%
Expenses net of all reductions	1.09%	.99%	1.00%	1.08%	1.19%
Net investment income (loss)	1.44%B	1.47%	1.39%	1.18%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$67,291	$71,916	$67,457	$81,229	$77,787
Portfolio turnover rateI	75%	43%J	33%	42%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.08%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class M

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.79	$18.73	$18.80	$16.43	$15.62
Income from Investment Operations
Net investment income (loss)A	.20B	.21	.21	.16	.12
Net realized and unrealized gain (loss)	.79	1.26	(.16)	2.30	1.01
Total from investment operations	.99	1.47	.05	2.46	1.13
Distributions from net investment income	(.40)	(.23)	(.07)	(.09)	(.19)C
Distributions from net realized gain	(.53)	(1.19)	(.05)	–	(.13)C
Total distributions	(.93)	(1.41)D	(.12)	(.09)	(.32)
Net asset value, end of period	$18.85	$18.79	$18.73	$18.80	$16.43
Total ReturnE,F	5.37%	9.51%	.25%	15.02%	7.49%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.37%	1.26%	1.27%	1.36%	1.46%
Expenses net of fee waivers, if any	1.36%	1.26%	1.27%	1.35%	1.46%
Expenses net of all reductions	1.35%	1.26%	1.26%	1.35%	1.45%
Net investment income (loss)	1.19%B	1.21%	1.12%	.91%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$25,905	$28,791	$30,030	$38,976	$38,565
Portfolio turnover rateI	75%	43%J	33%	42%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .83%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class C

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.29	$18.25	$18.33	$16.04	$15.27
Income from Investment Operations
Net investment income (loss)A	.10B	.12	.11	.07	.05
Net realized and unrealized gain (loss)	.76	1.24	(.16)	2.24	.98
Total from investment operations	.86	1.36	(.05)	2.31	1.03
Distributions from net investment income	(.29)	(.13)	–	(.02)	(.13)C
Distributions from net realized gain	(.53)	(1.19)	(.03)	–	(.13)C
Total distributions	(.82)	(1.32)	(.03)	(.02)	(.26)
Net asset value, end of period	$18.33	$18.29	$18.25	$18.33	$16.04
Total ReturnD,E	4.78%	8.95%	(.29)%	14.44%	6.95%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.91%	1.79%	1.78%	1.87%	1.96%
Expenses net of fee waivers, if any	1.90%	1.79%	1.78%	1.86%	1.96%
Expenses net of all reductions	1.89%	1.79%	1.78%	1.86%	1.95%
Net investment income (loss)	.64%B	.68%	.61%	.40%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$11,555	$15,819	$21,206	$25,427	$34,006
Portfolio turnover rateH	75%	43%I	33%	42%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .29%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class I

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.16	$19.09	$19.18	$16.74	$15.93
Income from Investment Operations
Net investment income (loss)A	.30B	.31	.32	.26	.21
Net realized and unrealized gain (loss)	.81	1.28	(.17)	2.35	1.02
Total from investment operations	1.11	1.59	.15	2.61	1.23
Distributions from net investment income	(.35)	(.34)	(.19)	(.17)	(.29)C
Distributions from net realized gain	(.53)	(1.19)	(.05)	–	(.13)C
Total distributions	(.88)	(1.52)D	(.24)	(.17)	(.42)
Net asset value, end of period	$19.39	$19.16	$19.09	$19.18	$16.74
Total ReturnE	5.95%	10.12%	.75%	15.73%	8.02%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.72%	.73%	.82%	.91%
Expenses net of fee waivers, if any	.76%	.72%	.72%	.82%	.91%
Expenses net of all reductions	.75%	.72%	.72%	.82%	.91%
Net investment income (loss)	1.78%B	1.75%	1.66%	1.45%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$16,291	$18,538	$122,603	$136,750	$22,972
Portfolio turnover rateH	75%	43%I	33%	42%	46%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.42%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Equity Value Fund Class Z

Years ended November 30,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$19.18	$19.12	$19.20	$17.46
Income from Investment Operations
Net investment income (loss)B	.32C	.33	.34	.24
Net realized and unrealized gain (loss)	.82	1.28	(.16)	1.50
Total from investment operations	1.14	1.61	.18	1.74
Distributions from net investment income	(.52)	(.37)	(.21)	–
Distributions from net realized gain	(.53)	(1.19)	(.05)	–
Total distributions	(1.06)D	(1.55)D	(.26)	–
Net asset value, end of period	$19.26	$19.18	$19.12	$19.20
Total ReturnE,F	6.09%	10.27%	.91%	9.97%
Ratios to Average Net AssetsG,H
Expenses before reductions	.70%	.58%	.59%	.69%I
Expenses net of fee waivers, if any	.69%	.58%	.59%	.69%I
Expenses net of all reductions	.68%	.58%	.58%	.68%I
Net investment income (loss)	1.86%C	1.89%	1.80%	1.59%I
Supplemental Data
Net assets, end of period (000 omitted)	$2,606	$3,852	$2,406	$581
Portfolio turnover rateJ	75%	43%K	33%	42%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.50%.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Advisor Equity Value Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$28,207,882
Gross unrealized depreciation	(3,534,059)
Net unrealized appreciation (depreciation)	$24,673,823
Tax Cost	$98,846,942

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,149,105
Capital loss carryforward	$(6,592,692)
Net unrealized appreciation (depreciation) on securities and other investments	$24,677,223

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(2,171,223)
Long-term	(4,421,469)
Total capital loss carryforward	$(6,592,692)

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$3,002,890	$ 3,727,381
Long-term Capital Gains	3,891,311	15,206,093
Total	$6,894,201	$ 18,933,474

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Equity Value Fund	86,938,512	102,178,760

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Class I of the Fund as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$155,518	$2,687
Class M	.25%	.25%	120,920	1,979
Class C	.75%	.25%	123,169	8,840
			$399,607	$13,506

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$12,362
Class M	2,300
Class C(a)	544
$15,206

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$130,260.21
Class M	51,887.21
Class C	31,342.25
Class I	18,469.12
Class Z	1,172.04
	$233,130

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Equity Value Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Equity Value Fund	$2,879

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 5,066,023 shares of the Fund were redeemed in-kind for investments and cash with a value of $91,298,847. The Fund had a net realized gain of $15,857,287 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,220.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Equity Value Fund	$291

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Equity Value Fund	$11	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $11,274 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $10.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $558.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $9,150 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Class A	$3,759,647	$5,220,713
Class M	1,389,000	2,271,102
Class C	686,184	1,505,420
Class I	848,755	9,737,158
Class Z	210,615	199,081
Total	$6,894,201	$18,933,474

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Class A
Shares sold	404,813	706,645	$6,728,890	$12,195,411
Reinvestment of distributions	195,838	328,286	3,595,585	5,062,178
Shares redeemed	(856,402)	(806,687)	(13,656,866)	(13,913,663)
Net increase (decrease)	(255,751)	228,244	$(3,332,391)	$3,343,926
Class M
Shares sold	93,950	154,552	$1,515,259	$2,634,157
Reinvestment of distributions	74,509	145,711	1,370,213	2,248,322
Shares redeemed	(326,419)	(371,205)	(5,334,827)	(6,347,420)
Net increase (decrease)	(157,960)	(70,942)	$(2,449,355)	$(1,464,941)
Class C
Shares sold	95,407	175,881	$1,552,348	$2,938,116
Reinvestment of distributions	37,097	96,159	666,633	1,452,001
Shares redeemed	(367,217)	(568,894)	(5,908,459)	(9,543,988)
Net increase (decrease)	(234,713)	(296,854)	$(3,689,478)	$(5,153,871)
Class I
Shares sold	136,802	886,122	$2,250,542	$15,260,551
Reinvestment of distributions	40,391	583,943	760,152	9,144,546
Shares redeemed	(304,984)	(6,923,103)(a)	(4,914,087)	(124,061,130)(a)
Net increase (decrease)	(127,791)	(5,453,038)	$(1,903,393)	$(99,656,033)
Class Z
Shares sold	40,256	90,632	$640,402	$1,579,109
Reinvestment of distributions	9,538	10,508	178,071	164,552
Shares redeemed	(115,287)	(26,132)	(1,961,558)	(465,953)
Net increase (decrease)	(65,493)	75,008	$(1,143,085)	$1,277,708

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Value Fund (the "Fund"), a fund of Advisor Series I, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Equity Value Fund
Class A	1.11%
Actual		$1,000.00	$1,206.50	$6.12
Hypothetical-C		$1,000.00	$1,019.45	$5.60
Class M	1.37%
Actual		$1,000.00	$1,204.50	$7.55
Hypothetical-C		$1,000.00	$1,018.15	$6.91
Class C	1.91%
Actual		$1,000.00	$1,201.20	$10.51
Hypothetical-C		$1,000.00	$1,015.45	$9.62
Class I	.79%
Actual		$1,000.00	$1,207.30	$4.36
Hypothetical-C		$1,000.00	$1,021.05	$3.99
Class Z	.70%
Actual		$1,000.00	$1,208.30	$3.86
Hypothetical-C		$1,000.00	$1,021.50	$3.54

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	38,562,108.345	57.132
Against	6,712,842.364	9.946
Abstain	1,093,683.705	1.620
Broker Non-Vote	21,127,458.470	31.302
TOTAL	67,496,092.884	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

AEV-ANN-0121
1.767075.119

Fidelity Advisor® Growth Opportunities Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	53.74%	26.14%	20.79%
Class M (incl. 3.50% sales charge)	57.02%	26.44%	20.81%
Class C (incl. contingent deferred sales charge)	60.89%	26.68%	20.60%
Class I	63.52%	27.98%	21.85%
Class Z	63.72%	28.15%	21.97%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth Opportunities Fund - Class A on November 30, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$66,107	Fidelity Advisor® Growth Opportunities Fund - Class A
$49,355	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Kyle Weaver:  For the fiscal year ending November 30, 2020, the fund's share classes (excluding sales charges, if applicable) gained about 62% to 64%, outperforming the 36.40% result of the benchmark Russell 1000 Growth index. The top contributor to performance versus the benchmark was stock picks in consumer discretionary, especially in the retailing industry. Strong choices in the information technology sector, primarily driven by the software & services industry, also helped. Also bolstering the fund's relative result was stock selection in the communication services sector, especially within media & entertainment. The fund's top individual relative contributor was an overweighting in Carvana, which gained roughly 169% the past year. The company was among our biggest holdings. The fund's non-benchmark stake in Sea gained 392%. Another key contributor was our out-of-benchmark position in Pinduoduo (+287%). In contrast, the primary detractor from performance versus the benchmark was an overweighting in the lagging energy sector. Stock selection in consumer staples and an underweighting in information technology also hurt relative performance. The fund's largest individual relative detractor was our lighter-than-benchmark stake in Apple, which gained 80% the past 12 months. Despite the underweighting, the company was among the fund's biggest holdings. Also hampering performance was our outsized stake in LendingTree, which returned -29%. The fund's non-benchmark stake in JUUL Labs returned -55%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
Microsoft Corp.	7.6
Amazon.com, Inc.	5.5
Apple, Inc.	3.9
Alphabet, Inc. Class C	3.5
Tesla, Inc.	3.3
Facebook, Inc. Class A	3.1
Roku, Inc. Class A	2.3
Carvana Co. Class A	2.2
NVIDIA Corp.	2.2
T-Mobile U.S., Inc.	1.9
35.5

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	38.1
Consumer Discretionary	18.2
Communication Services	17.3
Health Care	13.3
Industrials	4.2

Asset Allocation (% of fund's net assets)

As of November 30, 2020 *
Stocks	98.1%
Convertible Securities	1.1%
Other Investments	0.8%

 * Foreign investments – 14.4%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value (000s)
COMMUNICATION SERVICES - 17.3%
Entertainment - 6.0%
Activision Blizzard, Inc.	1,021,280	$81,171
Netflix, Inc. (a)	494,500	242,651
Roku, Inc. Class A (a)	1,432,920	420,662
Sea Ltd. ADR (a)(b)	1,689,384	304,714
The Walt Disney Co.	358,973	53,132
		1,102,330
Interactive Media & Services - 9.1%
Alphabet, Inc.:
Class A (a)	130,258	228,525
Class C (a)	366,839	645,908
Facebook, Inc. Class A (a)	2,035,485	563,768
InterActiveCorp (a)	117,500	16,684
Match Group, Inc. (a)	253,612	35,305
Snap, Inc. Class A (a)	1,169,100	51,931
Zoominfo Technologies, Inc. (b)	2,584,600	132,461
		1,674,582
Media - 0.3%
Comcast Corp. Class A	1,289,592	64,789
Wireless Telecommunication Services - 1.9%
T-Mobile U.S., Inc.	2,689,325	357,519

TOTAL COMMUNICATION SERVICES		3,199,220

CONSUMER DISCRETIONARY - 17.9%
Automobiles - 3.4%
DiamondPeak Holdings Corp. (c)	828,055	19,352
Neutron Holdings, Inc. warrants (a)(c)(d)	474,927	0
Tesla, Inc. (a)	1,081,280	613,735
		633,087
Diversified Consumer Services - 0.2%
Arco Platform Ltd. Class A (a)	695,128	30,412
FSN Ecommerce Ventures Pvt Ltd. (c)(d)	77,510	6,347
		36,759
Household Durables - 0.2%
Purple Innovation, Inc. (a)	1,445,100	43,093
Internet & Direct Marketing Retail - 10.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	960,223	252,884
Amazon.com, Inc. (a)	322,767	1,022,539
Chewy, Inc. (a)(b)	1,039,100	80,613
Etsy, Inc. (a)	181,500	29,167
HelloFresh AG (a)	449,700	26,538
MercadoLibre, Inc. (a)	64,289	99,862
Pinduoduo, Inc. ADR (a)	2,348,716	326,025
The Booking Holdings, Inc. (a)	27,931	56,657
THG Holdings Ltd.	591,400	4,938
Wayfair LLC Class A (a)	223,814	56,929
		1,956,152
Leisure Products - 0.5%
Peloton Interactive, Inc. Class A (a)	726,400	84,517
Specialty Retail - 2.8%
Carvana Co. Class A (a)(b)	1,625,812	406,794
Cazoo Holdings Ltd. (c)(d)	128,891	1,826
Floor & Decor Holdings, Inc. Class A (a)	446,482	35,759
Lithia Motors, Inc. Class A (sub. vtg.)	32,000	9,258
Shift Technologies, Inc. (c)	1,679,100	14,978
Shift Technologies, Inc. Class A (a)(b)	1,193,283	11,205
Vroom, Inc. (b)	739,800	26,529
		506,349
Textiles, Apparel & Luxury Goods - 0.2%
Allbirds, Inc. (a)(c)(d)	23,730	274
Deckers Outdoor Corp. (a)	14,000	3,564
lululemon athletica, Inc. (a)	100,410	37,174
		41,012

TOTAL CONSUMER DISCRETIONARY		3,300,969

CONSUMER STAPLES - 1.5%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	3,700	3,444
Food & Staples Retailing - 1.3%
Costco Wholesale Corp.	438,100	171,634
Performance Food Group Co. (a)	1,226,247	53,195
Walmart, Inc.	110,800	16,929
		241,758
Food Products - 0.2%
Beyond Meat, Inc. (a)(b)	176,744	24,726
Freshpet, Inc. (a)	99,500	13,620
		38,346
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	2,772	178

TOTAL CONSUMER STAPLES		283,726

ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
Reliance Industries Ltd.	497,403	7,014
Reliance Industries Ltd.	7,461,049	193,081
		200,095
FINANCIALS - 2.0%
Capital Markets - 0.4%
London Stock Exchange Group PLC	427,252	46,080
MSCI, Inc.	19,079	7,811
XP, Inc. Class A (a)	678,336	27,819
		81,710
Consumer Finance - 1.3%
American Express Co.	147,100	17,445
Capital One Financial Corp.	691,500	59,220
LendingTree, Inc. (a)(b)	382,588	97,782
Synchrony Financial	1,988,500	60,590
		235,037
Diversified Financial Services - 0.2%
Novus Capital Corp. (a)	156,900	2,008
Triterras, Inc. (a)	2,126,891	25,331
		27,339
Insurance - 0.1%
Goosehead Insurance	152,100	18,725
Palomar Holdings, Inc. (a)	34,800	2,300
		21,025

TOTAL FINANCIALS		365,111

HEALTH CARE - 13.3%
Biotechnology - 4.5%
AbbVie, Inc.	207,700	21,721
ACADIA Pharmaceuticals, Inc. (a)	595,700	33,752
Acceleron Pharma, Inc. (a)	89,200	10,532
ADC Therapeutics SA (a)	240,774	8,983
Alexion Pharmaceuticals, Inc. (a)	709,421	86,627
Alnylam Pharmaceuticals, Inc. (a)	211,035	27,416
Applied Therapeutics, Inc. (a)	199,900	4,630
Arcutis Biotherapeutics, Inc. (a)	188,300	5,107
Argenx SE ADR (a)	28,529	8,183
Ascendis Pharma A/S sponsored ADR (a)	67,662	11,417
BeiGene Ltd. (a)	127,913	2,726
Black Diamond Therapeutics, Inc. (a)	47,900	1,597
Crinetics Pharmaceuticals, Inc. (a)	570,461	7,627
Exelixis, Inc. (a)	186,500	3,573
FibroGen, Inc. (a)	893,401	36,906
Forma Therapeutics Holdings, Inc.	59,600	2,607
Fusion Pharmaceuticals, Inc. (a)	141,767	1,915
G1 Therapeutics, Inc. (a)	95,316	1,740
Global Blood Therapeutics, Inc. (a)	65,300	2,998
Gritstone Oncology, Inc. (a)	875,708	2,671
Insmed, Inc. (a)	1,726,919	67,367
Intercept Pharmaceuticals, Inc. (a)	521,872	18,532
Keros Therapeutics, Inc.	277,800	21,004
Kymera Therapeutics, Inc. (a)	24,300	1,133
Moderna, Inc. (a)	398,300	60,836
Morphic Holding, Inc. (a)	208,036	6,526
Neurocrine Biosciences, Inc. (a)	766,702	72,791
Novavax, Inc. (a)	101,900	14,215
ORIC Pharmaceuticals, Inc. (a)	81,899	2,777
Passage Bio, Inc.	291,200	5,973
Poseida Therapeutics, Inc. (a)	61,100	709
Prelude Therapeutics, Inc.	67,000	3,448
Protagonist Therapeutics, Inc. (a)	61,900	1,496
PTC Therapeutics, Inc. (a)	58,900	3,685
Regeneron Pharmaceuticals, Inc. (a)	294,353	151,895
Relay Therapeutics, Inc. (a)	58,700	3,129
Repare Therapeutics, Inc.	22,200	663
Revolution Medicines, Inc.	511,000	22,295
Sage Therapeutics, Inc. (a)	53,547	3,967
Sarepta Therapeutics, Inc. (a)	274,493	38,665
TG Therapeutics, Inc. (a)	102,200	2,999
Vaxcyte, Inc.	268,600	8,622
Viela Bio, Inc. (a)	237,700	9,113
Zentalis Pharmaceuticals, Inc.	545,300	27,788
Zymeworks, Inc. (a)	77,800	4,096
		836,452
Health Care Equipment & Supplies - 3.2%
Becton, Dickinson & Co.	251,400	59,039
Boston Scientific Corp. (a)	3,215,674	106,600
Danaher Corp.	300,800	67,569
DexCom, Inc. (a)	192,026	61,387
Hologic, Inc. (a)	320,800	22,177
Insulet Corp. (a)	146,810	37,834
Intuitive Surgical, Inc. (a)	34,657	25,163
Masimo Corp. (a)	87,826	22,351
Novocure Ltd. (a)	381,324	47,913
Outset Medical, Inc.	82,900	5,306
Penumbra, Inc. (a)	171,663	38,092
SmileDirectClub, Inc. (a)(b)	5,600,828	68,890
TransMedics Group, Inc. (a)(e)	2,103,279	31,276
		593,597
Health Care Providers & Services - 4.3%
1Life Healthcare, Inc. (a)	3,980,163	130,828
Centene Corp. (a)	1,549,144	95,505
Cigna Corp.	423,405	88,551
Humana, Inc.	301,560	120,781
Oak Street Health, Inc. (a)(b)	1,390,700	65,599
UnitedHealth Group, Inc.	836,667	281,405
		782,669
Health Care Technology - 0.3%
GoodRx Holdings, Inc. (b)	639,800	24,120
Inspire Medical Systems, Inc. (a)	145,400	27,007
Veeva Systems, Inc. Class A (a)	23,900	6,617
		57,744
Life Sciences Tools & Services - 0.3%
10X Genomics, Inc. (a)	38,840	5,947
Bruker Corp.	335,445	16,977
Sartorius Stedim Biotech	86,300	31,117
Sotera Health Co.	318,300	8,613
		62,654
Pharmaceuticals - 0.7%
AstraZeneca PLC sponsored ADR	292,575	15,489
Bristol-Myers Squibb Co. rights (a)	125,816	148
Horizon Therapeutics PLC (a)	186,300	13,121
IMARA, Inc.	246,819	6,296
Intra-Cellular Therapies, Inc. (a)	132,600	3,135
Nabriva Therapeutics PLC (a)(b)(e)	11,265,029	4,810
Nabriva Therapeutics PLC warrants 6/1/22 (a)	6,814,048	195
Nektar Therapeutics (a)	1,220,771	20,008
Roche Holding AG (participation certificate)	167,740	55,094
Theravance Biopharma, Inc. (a)	172,927	2,869
		121,165

TOTAL HEALTH CARE		2,454,281

INDUSTRIALS - 4.0%
Aerospace & Defense - 0.3%
Axon Enterprise, Inc. (a)	226,500	28,469
Northrop Grumman Corp.	70,516	21,314
		49,783
Building Products - 0.1%
The AZEK Co., Inc.	233,100	8,326
Electrical Equipment - 0.8%
Sunrun, Inc. (a)	1,495,272	95,817
Vestas Wind Systems A/S	294,160	59,954
		155,771
Professional Services - 0.5%
Boa Vista Servicos SA (a)	3,492,200	8,018
Clarivate Analytics PLC (a)	1,689,900	46,371
TransUnion Holding Co., Inc.	473,496	43,131
		97,520
Road & Rail - 2.3%
Lyft, Inc. (a)	2,832,913	108,132
Uber Technologies, Inc. (a)	6,361,981	315,936
		424,068

TOTAL INDUSTRIALS		735,468

INFORMATION TECHNOLOGY - 37.8%
Electronic Equipment & Components - 0.7%
CDW Corp.	88,800	11,588
Flextronics International Ltd. (a)	2,055,400	33,359
II-VI, Inc. (a)	875,800	59,248
Jabil, Inc.	539,500	20,620
		124,815
IT Services - 7.2%
Alliance Data Systems Corp.	357,300	26,133
EPAM Systems, Inc. (a)	70,473	22,716
Fidelity National Information Services, Inc.	417,646	61,983
Genpact Ltd.	868,658	35,311
Global Payments, Inc.	638,612	124,651
GoDaddy, Inc. (a)	2,051,004	163,137
MasterCard, Inc. Class A	346,712	116,672
MongoDB, Inc. Class A (a)	180,212	51,777
Nuvei Corp. (a)(f)	48,600	2,284
PayPal Holdings, Inc. (a)	576,677	123,478
Repay Holdings Corp. (a)	818,800	19,758
Riskified Ltd. (a)(c)(d)	641,425	7,376
Riskified Ltd. warrants (a)(c)(d)	818	0
Snowflake Computing, Inc.	5,700	1,857
Snowflake Computing, Inc. Class B	6,644	1,948
Square, Inc. (a)	327,300	69,047
Twilio, Inc. Class A (a)	506,891	162,251
Visa, Inc. Class A	726,761	152,874
Wix.com Ltd. (a)	691,646	176,667
		1,319,920
Semiconductors & Semiconductor Equipment - 8.6%
Applied Materials, Inc.	1,493,401	123,176
Array Technologies, Inc.	932,600	42,508
Cirrus Logic, Inc. (a)	75,400	6,040
Enphase Energy, Inc. (a)	463,000	63,232
Inphi Corp. (a)	117,200	18,181
Lam Research Corp.	260,476	117,907
Marvell Technology Group Ltd.	2,115,879	97,944
Micron Technology, Inc. (a)	4,502,472	288,563
NVIDIA Corp.	755,468	404,976
NXP Semiconductors NV	1,626,472	257,666
ON Semiconductor Corp. (a)	2,619,761	75,318
Semtech Corp. (a)	119,300	8,049
SolarEdge Technologies, Inc. (a)	252,160	70,095
Universal Display Corp.	57,500	13,170
		1,586,825
Software - 17.1%
Adobe, Inc. (a)	362,730	173,555
Anaplan, Inc. (a)	679,800	47,579
Autodesk, Inc. (a)	287,565	80,584
Bill.Com Holdings, Inc. (a)	16,300	2,000
Cerence, Inc. (a)(b)	240,400	21,816
Ceridian HCM Holding, Inc. (a)	82,300	7,935
Cloudflare, Inc. (a)	368,441	27,663
Coupa Software, Inc. (a)	148,498	48,842
Datadog, Inc. Class A (a)	41,600	4,115
Digital Turbine, Inc. (a)	3,322,800	149,460
DocuSign, Inc. (a)	195,378	44,523
Dynatrace, Inc. (a)	2,666,900	101,396
Elastic NV (a)	505,240	62,549
Epic Games, Inc. (c)(d)	13,300	7,648
Everbridge, Inc. (a)	68,500	8,695
HubSpot, Inc. (a)	312,749	123,326
Intuit, Inc.	322,608	113,564
Lightspeed POS, Inc.	477,000	24,828
Lightspeed POS, Inc. (Canada) (a)	2,242,973	116,630
Microsoft Corp.	6,585,415	1,409,738
RingCentral, Inc. (a)	58,191	17,286
Salesforce.com, Inc. (a)	1,184,438	291,135
ServiceNow, Inc. (a)	213,958	114,371
The Trade Desk, Inc. (a)	33,351	30,052
Workday, Inc. Class A (a)	373,072	83,863
Zendesk, Inc. (a)	154,000	20,559
Zoom Video Communications, Inc. Class A (a)	61,100	29,228
		3,162,940
Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	6,037,160	718,724
Samsung Electronics Co. Ltd.	1,063,600	63,997
		782,721

TOTAL INFORMATION TECHNOLOGY		6,977,221

MATERIALS - 0.9%
Chemicals - 0.9%
LG Chemical Ltd.	154,022	111,155
The Chemours Co. LLC	1,894,892	46,103
		157,258
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.5%
American Tower Corp.	380,703	88,019
Crown Castle International Corp.	40,000	6,703
		94,722
Real Estate Management & Development - 0.3%
KE Holdings, Inc. ADR (a)	314,600	20,553
Redfin Corp. (a)	566,604	27,135
		47,688

TOTAL REAL ESTATE		142,410

UTILITIES - 1.4%
Electric Utilities - 1.3%
American Electric Power Co., Inc.	87,900	7,462
Edison International	1,467,421	90,041
Evergy, Inc.	147,600	8,179
FirstEnergy Corp.	772,600	20,520
NextEra Energy, Inc.	584,312	43,000
ORSTED A/S (f)	436,356	78,512
		247,714
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp.	254,100	19,937

TOTAL UTILITIES		267,651

TOTAL COMMON STOCKS
(Cost $10,223,472)		18,083,410

Preferred Stocks - 1.2%
Convertible Preferred Stocks - 1.1%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series D (a)(c)(d)	1,493,700	2,136
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.1%
Rivian Automotive, Inc. Series E (c)(d)	1,336,833	20,708
Internet & Direct Marketing Retail - 0.1%
Instacart, Inc. Series H (c)(d)	267,054	16,023
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	9,365	108
Series B (a)(c)(d)	1,645	19
Series C (a)(c)(d)	15,730	182
Series Seed (a)(c)(d)	5,030	58
		367
TOTAL CONSUMER DISCRETIONARY		37,098
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.0%
Blink Health LLC Series C (c)(d)	143,212	5,468
Sweetgreen, Inc.:
Series C (a)(c)(d)	3,842	57
Series D (a)(c)(d)	61,801	918
Series I (a)(c)(d)	145,657	2,163
		8,606
Tobacco - 0.2%
JUUL Labs, Inc.:
Series C (a)(c)(d)	566,439	36,337
Series D (a)(c)(d)	3,671	235
		36,572
TOTAL CONSUMER STAPLES		45,178
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Alkami Technology, Inc. Series F (c)(d)	899,637	14,394
Sonder Holdings, Inc.:
Series D1 (c)(d)	126,152	1,358
Series E (c)(d)	757,018	8,151
		23,903
Insurance - 0.0%
Clover Health Series D (a)(c)	282,226	5,148
TOTAL FINANCIALS		29,051
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Nuvation Bio, Inc. Series A (a)(c)	1,839,200	3,090
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series I (a)(c)(d)	16,438	4,438
Series N (c)(d)	51,400	13,878
		18,316
Road & Rail - 0.1%
Convoy, Inc. Series D (a)(c)(d)	1,038,289	15,927
TOTAL INDUSTRIALS		34,243
INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.1%
ByteDance Ltd. Series E1 (c)(d)(g)	116,411	12,756
Riskified Ltd. Series E (a)(c)(d)	97,500	1,121
Yanka Industries, Inc. Series E (c)(d)	341,047	4,120
		17,997
Software - 0.2%
ACV Auctions, Inc.:
Series E (a)(c)(d)	2,543,049	15,065
Series E1 (c)(d)	701,600	4,156
DoubleVerify, Inc. Series A (c)(d)	3,247,671	18,632
		37,853
TOTAL INFORMATION TECHNOLOGY		55,850

TOTAL CONVERTIBLE PREFERRED STOCKS		206,646

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (c)(d)	6,477,300	130
Waymo LLC Series A2 (c)(d)	47,838	4,108
		4,238
Specialty Retail - 0.1%
Cazoo Holdings Ltd.:
Series A (c)(d)	4,209	60
Series B (c)(d)	73,670	1,044
Series C (c)(d)	1,497	21
Series D (c)(d)	263,176	3,728
		4,853
TOTAL CONSUMER DISCRETIONARY		9,091
TOTAL PREFERRED STOCKS
(Cost $171,591)		215,737
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	843	843
4% 6/12/27 (c)(d)	232	232
TOTAL CONVERTIBLE BONDS
(Cost $1,075)		1,075

Preferred Securities - 0.0%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. 3%(c)(d)(h)
(Cost $6,184)	6,184	6,229
	Shares	Value (000s)

Money Market Funds - 3.8%
Fidelity Cash Central Fund 0.09% (i)	32,251,093	32,258
Fidelity Securities Lending Cash Central Fund 0.09% (i)(j)	666,261,064	666,328
TOTAL MONEY MARKET FUNDS
(Cost $698,586)		698,586

Equity Funds - 0.8%
Domestic Equity Funds - 0.8%
iShares Russell 1000 Growth Index ETF (b)
(Cost $144,896)	636,100	147,092
TOTAL INVESTMENT IN SECURITIES - 103.8%
(Cost $11,245,804)		19,152,129
NET OTHER ASSETS (LIABILITIES) - (3.8)%		(695,176)
NET ASSETS - 100%		$18,456,953

Security Type Abbreviations

ETF – Exchange-Traded Fund

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $281,020,000 or 1.5% of net assets.

 (d) Level 3 security

 (e) Affiliated company

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $80,796,000 or 0.4% of net assets.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
ACV Auctions, Inc. Series E	11/6/19	$14,064
ACV Auctions, Inc. Series E1	9/4/20	$4,156
Alkami Technology, Inc. Series F	9/24/20	$14,394
Allbirds, Inc.	10/9/18	$260
Allbirds, Inc. Series A	10/9/18	$103
Allbirds, Inc. Series B	10/9/18	$18
Allbirds, Inc. Series C	10/9/18	$173
Allbirds, Inc. Series Seed	10/9/18	$55
Blink Health LLC Series C	11/7/19	$5,467
ByteDance Ltd. Series E1	11/18/20	$12,756
Cazoo Holdings Ltd.	9/30/20	$1,767
Cazoo Holdings Ltd. Series A	9/30/20	$58
Cazoo Holdings Ltd. Series B	9/30/20	$1,010
Cazoo Holdings Ltd. Series C	9/30/20	$21
Cazoo Holdings Ltd. Series D	9/30/20	$3,608
Clover Health Series D	6/7/17	$2,647
Convoy, Inc. Series D	10/30/19	$14,058
DiamondPeak Holdings Corp.	10/23/20	$8,281
DoubleVerify, Inc. Series A	11/18/20	$18,632
Epic Games, Inc.	7/13/20 - 7/30/20	$7,648
FSN Ecommerce Ventures Pvt Ltd.	10/7/20 - 10/26/20	$6,381
Instacart, Inc. Series H	11/13/20	$16,023
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Neutron Holdings, Inc. Series 1C	7/3/18	$1,184
Neutron Holdings, Inc. warrants	6/4/20	$0
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$843
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$232
Nuvation Bio, Inc. Series A	6/17/19	$1,419
Riskified Ltd.	12/20/19 - 4/15/20	$5,803
Riskified Ltd. Series E	10/28/19	$928
Riskified Ltd. warrants	10/28/19	$0
Rivian Automotive, Inc. Series E	7/10/20	$20,708
Shift Technologies, Inc.	10/13/20	$16,791
Sonder Holdings, Inc. Series D1	12/20/19	$1,324
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$8,150
Space Exploration Technologies Corp. Series I	4/5/18	$2,778
Space Exploration Technologies Corp. Series N	8/4/20	$13,878
Starry, Inc. Series D	7/30/20	$2,136
Starry, Inc. 3%	9/4/20	$6,184
Sweetgreen, Inc. Series C	9/13/19	$66
Sweetgreen, Inc. Series D	9/13/19	$1,057
Sweetgreen, Inc. Series I	9/13/19	$2,491
Waymo LLC Series A2	5/8/20	$4,108
Yanka Industries, Inc. Series E	5/15/20	$4,120

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$808
Fidelity Securities Lending Cash Central Fund	11,458
Total	$12,266

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Nabriva Therapeutics PLC	$7,777	$7,077	$--	$--	$--	$(10,044)	$4,810
SmileDirectClub, Inc.	58,222	13,881	18,916	--	(6,945)	22,648	--
TransMedics Group, Inc.	11,927	22,933	--	--	--	(3,584)	31,276
Total	$77,926	$43,891	$18,916	$--	$(6,945)	$9,020	$36,086

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$3,201,356	$3,199,220	$--	$2,136
Consumer Discretionary	3,347,158	3,226,716	65,806	54,636
Consumer Staples	328,904	283,548	--	45,356
Energy	200,095	--	200,095	--
Financials	394,162	319,031	51,228	23,903
Health Care	2,457,371	2,365,149	92,222	--
Industrials	769,711	675,514	59,954	34,243
Information Technology	7,033,071	6,960,249	1,948	70,874
Materials	157,258	157,258	--	--
Real Estate	142,410	142,410	--	--
Utilities	267,651	189,139	78,512	--
Corporate Bonds	1,075	--	--	1,075
Preferred Securities	6,229	--	--	6,229
Money Market Funds	698,586	698,586	--	--
Equity Funds	147,092	147,092	--	--
Total Investments in Securities:	$19,152,129	$18,363,912	$549,765	$238,452

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$129,409
Net Realized Gain (Loss) on Investment Securities	(4)
Net Unrealized Gain (Loss) on Investment Securities	(41,188)
Cost of Purchases	152,619
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	2,895
Transfers out of Level 3	(5,279)
Ending Balance	$238,452
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2020	$(41,188)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.6%
Cayman Islands	5.2%
Netherlands	1.8%
India	1.1%
Israel	1.0%
Others (Individually Less Than 1%)	5.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $656,343) — See accompanying schedule: Unaffiliated issuers (cost $10,492,888)	$18,417,457
Fidelity Central Funds (cost $698,586)	698,586
Other affiliated issuers (cost $54,330)	36,086
Total Investment in Securities (cost $11,245,804)		$19,152,129
Receivable for investments sold		3,727
Receivable for fund shares sold		46,986
Dividends receivable		6,187
Interest receivable		21
Distributions receivable from Fidelity Central Funds		114
Prepaid expenses		19
Other receivables		123
Total assets		19,209,306
Liabilities
Payable for investments purchased
Regular delivery	$31,429
Delayed delivery	12,756
Payable for fund shares redeemed	17,129
Accrued management fee	8,866
Distribution and service plan fees payable	2,763
Other affiliated payables	2,143
Other payables and accrued expenses	10,959
Collateral on securities loaned	666,308
Total liabilities		752,353
Net Assets		$18,456,953
Net Assets consist of:
Paid in capital		$9,607,698
Total accumulated earnings (loss)		8,849,255
Net Assets		$18,456,953
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($3,036,885 ÷ 21,529.554 shares)(a)		$141.06
Maximum offering price per share (100/94.25 of $141.06)		$149.67
Class M:
Net Asset Value and redemption price per share ($3,152,662 ÷ 22,660.402 shares)(a)		$139.13
Maximum offering price per share (100/96.50 of $139.13)		$144.18
Class C:
Net Asset Value and offering price per share ($1,159,114 ÷ 9,811.590 shares)(a)		$118.14
Class I:
Net Asset Value, offering price and redemption price per share ($8,281,862 ÷ 53,857.012 shares)		$153.77
Class Z:
Net Asset Value, offering price and redemption price per share ($2,826,430 ÷ 18,188.329 shares)		$155.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2020
Investment Income
Dividends		$52,102
Interest		47
Income from Fidelity Central Funds (including $11,458 from security lending)		12,266
Total income		64,415
Expenses
Management fee
Basic fee	$63,780
Performance adjustment	10,641
Transfer agent fees	17,526
Distribution and service plan fees	24,653
Accounting fees	1,369
Custodian fees and expenses	253
Independent trustees' fees and expenses	60
Registration fees	695
Audit	86
Legal	15
Interest	7
Miscellaneous	296
Total expenses before reductions	119,381
Expense reductions	(531)
Total expenses after reductions		118,850
Net investment income (loss)		(54,435)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,138,300
Fidelity Central Funds	16
Other affiliated issuers	(6,945)
Foreign currency transactions	(193)
Futures contracts	(11,475)
Total net realized gain (loss)		1,119,703
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $7,578)	5,455,615
Other affiliated issuers	9,020
Assets and liabilities in foreign currencies	32
Total change in net unrealized appreciation (depreciation)		5,464,667
Net gain (loss)		6,584,370
Net increase (decrease) in net assets resulting from operations		$6,529,935

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(54,435)	$(12,611)
Net realized gain (loss)	1,119,703	418,629
Change in net unrealized appreciation (depreciation)	5,464,667	1,078,373
Net increase (decrease) in net assets resulting from operations	6,529,935	1,484,391
Distributions to shareholders	(317,586)	(375,736)
Share transactions - net increase (decrease)	4,384,792	3,226,621
Total increase (decrease) in net assets	10,597,141	4,335,276
Net Assets
Beginning of period	7,859,812	3,524,536
End of period	$18,456,953	$7,859,812

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Growth Opportunities Fund Class A

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$90.00	$76.87	$68.76	$58.24	$66.87
Income from Investment Operations
Net investment income (loss)A	(.56)	(.18)B	(.25)	.04	.07
Net realized and unrealized gain (loss)	55.26	21.21	13.33	17.86	(1.46)
Total from investment operations	54.70	21.03	13.08	17.90	(1.39)
Distributions from net realized gain	(3.64)	(7.90)	(4.97)	(7.38)	(7.24)
Total distributions	(3.64)	(7.90)	(4.97)	(7.38)	(7.24)
Net asset value, end of period	$141.06	$90.00	$76.87	$68.76	$58.24
Total ReturnC,D	63.12%	31.29%	20.35%	34.64%	(2.37)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.06%	1.11%	1.05%	.91%	.86%
Expenses net of fee waivers, if any	1.06%	1.11%	1.05%	.91%	.86%
Expenses net of all reductions	1.06%	1.10%	1.05%	.91%	.86%
Net investment income (loss)	(.52)%	(.22)%B	(.33)%	.06%	.13%
Supplemental Data
Net assets, end of period (in millions)	$3,037	$1,349	$673	$540	$502
Portfolio turnover rateG	47%	37%H	46%	52%	66%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been (.42)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class M

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$89.03	$76.28	$68.27	$57.99	$66.75
Income from Investment Operations
Net investment income (loss)A	(.79)	(.37)B	(.41)	(.10)	(.06)
Net realized and unrealized gain (loss)	54.53	21.02	13.24	17.76	(1.46)
Total from investment operations	53.74	20.65	12.83	17.66	(1.52)
Distributions from net realized gain	(3.64)	(7.90)	(4.82)	(7.38)	(7.24)
Total distributions	(3.64)	(7.90)	(4.82)	(7.38)	(7.24)
Net asset value, end of period	$139.13	$89.03	$76.28	$68.27	$57.99
Total ReturnC,D	62.71%	31.01%	20.07%	34.34%	(2.59)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.30%	1.34%	1.28%	1.14%	1.09%
Expenses net of fee waivers, if any	1.30%	1.34%	1.28%	1.14%	1.09%
Expenses net of all reductions	1.30%	1.34%	1.28%	1.13%	1.09%
Net investment income (loss)	(.76)%	(.46)%B	(.57)%	(.17)%	(.10)%
Supplemental Data
Net assets, end of period (in millions)	$3,153	$2,094	$1,671	$1,492	$1,250
Portfolio turnover rateG	47%	37%H	46%	52%	66%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.15 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been (.65)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class C

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$76.50	$67.03	$60.60	$52.52	$61.42
Income from Investment Operations
Net investment income (loss)A	(1.15)	(.67)B	(.70)	(.37)	(.32)
Net realized and unrealized gain (loss)	46.43	18.04	11.68	15.83	(1.34)
Total from investment operations	45.28	17.37	10.98	15.46	(1.66)
Distributions from net realized gain	(3.64)	(7.90)	(4.55)	(7.38)	(7.24)
Total distributions	(3.64)	(7.90)	(4.55)	(7.38)	(7.24)
Net asset value, end of period	$118.14	$76.50	$67.03	$60.60	$52.52
Total ReturnC,D	61.89%	30.31%	19.44%	33.64%	(3.10)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.81%	1.86%	1.81%	1.66%	1.61%
Expenses net of fee waivers, if any	1.81%	1.86%	1.81%	1.66%	1.61%
Expenses net of all reductions	1.81%	1.86%	1.80%	1.66%	1.61%
Net investment income (loss)	(1.27)%	(.98)%B	(1.09)%	(.69)%	(.62)%
Supplemental Data
Net assets, end of period (in millions)	$1,159	$483	$244	$201	$178
Portfolio turnover rateG	47%	37%H	46%	52%	66%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.13 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been (1.17)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class I

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$97.56	$82.42	$73.38	$61.52	$70.05
Income from Investment Operations
Net investment income (loss)A	(.31)	.03B	(.05)	.22	.25
Net realized and unrealized gain (loss)	60.16	23.01	14.25	19.02	(1.54)
Total from investment operations	59.85	23.04	14.20	19.24	(1.29)
Distributions from net realized gain	(3.64)	(7.90)	(5.16)	(7.38)	(7.24)
Total distributions	(3.64)	(7.90)	(5.16)	(7.38)	(7.24)
Net asset value, end of period	$153.77	$97.56	$82.42	$73.38	$61.52
Total ReturnC	63.52%	31.66%	20.67%	35.01%	(2.09)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.80%	.84%	.78%	.63%	.58%
Expenses net of fee waivers, if any	.80%	.84%	.78%	.63%	.58%
Expenses net of all reductions	.80%	.84%	.78%	.63%	.58%
Net investment income (loss)	(.26)%	.04%B	(.06)%	.34%	.41%
Supplemental Data
Net assets, end of period (in millions)	$8,282	$2,819	$850	$642	$562
Portfolio turnover rateF	47%	37%G	46%	52%	66%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been (.15)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth Opportunities Fund Class Z

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$98.44	$83.00	$73.88	$61.82	$70.27
Income from Investment Operations
Net investment income (loss)A	(.17)	.14B	.04	.32	.33
Net realized and unrealized gain (loss)	60.77	23.20	14.35	19.12	(1.54)
Total from investment operations	60.60	23.34	14.39	19.44	(1.21)
Distributions from net investment income	–	–	(.05)	–	–
Distributions from net realized gain	(3.64)	(7.90)	(5.22)	(7.38)	(7.24)
Total distributions	(3.64)	(7.90)	(5.27)	(7.38)	(7.24)
Net asset value, end of period	$155.40	$98.44	$83.00	$73.88	$61.82
Total ReturnC	63.72%	31.81%	20.82%	35.18%	(1.96)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.69%	.72%	.66%	.51%	.45%
Expenses net of fee waivers, if any	.68%	.72%	.66%	.50%	.45%
Expenses net of all reductions	.68%	.72%	.65%	.50%	.45%
Net investment income (loss)	(.15)%	.16%B	.06%	.47%	.54%
Supplemental Data
Net assets, end of period (in millions)	$2,826	$1,114	$88	$152	$7
Portfolio turnover rateF	47%	37%G	46%	52%	66%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.17 per share. Such dividends are not annualized in the ratio of net investment income (loss) to average net assets. Excluding such non-recurring dividend(s) the ratio of net investment income (loss) to average net assets would have been (.03)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs)are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 231,148	Market comparable	Enterprise value/Sales multiple (EV/S)	6.5 – 15.3/9.1	Increase
			Discount rate	32.5%	Decrease
			Discount for lack of marketability	10.0%	Decrease
		Market approach	Transaction Price	$0.00 – $575.00/$80.07	Increase
Corporate Bonds	$ 1,075	Market approach	Transaction Price	$100.00	Increase
Preferred Securities	$ 6,229	Market approach	Transaction Price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor Growth Opportunities Fund	$21

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, futures transactions, passive foreign investment companies (PFIC), deferred trustees compensation, net operating losses, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,034,212
Gross unrealized depreciation	(174,231)
Net unrealized appreciation (depreciation)	$7,859,981
Tax Cost	$11,292,148

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$170,531
Undistributed long-term capital gain	$829,550
Net unrealized appreciation (depreciation) on securities and other investments	$7,860,010

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Long-term Capital Gains	$317,586	$ 375,736

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth Opportunities Fund	9,706,397	5,566,671

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes, as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .62% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$5,014	$333
Class M	.25%	.25%	12,105	344
Class C	.75%	.25%	7,534	3,304
			$24,653	$3,981

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,297
Class M	216
Class C(a)	261
$2,774

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$3,412.17
Class M	3,850.16
Class C	1,315.17
Class I	8,154.16
Class Z	795.04
	$17,526

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Growth Opportunities Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Growth Opportunities Fund	$149

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Growth Opportunities Fund	Borrower	$19,815.36%		$7

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 714 shares of the Fund were redeemed in-kind for investments and cash with a value of $63,177. The Fund had a net realized gain of $37,752 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $28.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Growth Opportunities Fund	$24

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Growth Opportunities Fund	$1,162	$114	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $475 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $32.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $20 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Class A	$55,553	$69,056
Class M	85,325	172,195
Class C	23,768	28,420
Class I	109,950	81,919
Class Z	42,990	24,146
Total	$317,586	$375,736

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Class A
Shares sold	11,689	8,598	$1,219,407	$684,846
Reinvestment of distributions	587	1,004	52,509	65,327
Shares redeemed	(5,737)	(3,360)	(605,901)	(270,268)
Net increase (decrease)	6,539	6,242	$666,015	$479,905
Class M
Shares sold	3,754	2,869	$379,705	$223,333
Reinvestment of distributions	931	2,574	82,318	165,967
Shares redeemed	(5,548)	(3,822)	(555,845)	(299,591)
Net increase (decrease)	(863)	1,621	$(93,822)	$89,709
Class C
Shares sold	5,570	4,254	$478,062	$289,250
Reinvestment of distributions	291	482	21,939	26,865
Shares redeemed	(2,360)	(2,061)	(207,656)	(139,159)
Net increase (decrease)	3,501	2,675	$292,345	$176,956
Class I
Shares sold	42,729	25,181	$4,757,625	$2,186,583
Reinvestment of distributions	950	845	92,340	59,435
Shares redeemed	(18,720)	(7,438)(a)	(2,085,597)	(646,852)(a)
Net increase (decrease)	24,959	18,588	$2,764,368	$1,599,166
Class Z
Shares sold	13,629	13,616	$1,517,673	$1,190,747
Reinvestment of distributions	398	324	39,102	22,945
Shares redeemed	(7,159)	(3,679)	(800,889)	(332,807)
Net increase (decrease)	6,868	10,261	$755,886	$880,885

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund (the "Fund"), a fund of Advisor Series I, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Growth Opportunities Fund
Class A	1.05%
Actual		$1,000.00	$1,427.30	$6.37
Hypothetical-C		$1,000.00	$1,019.75	$5.30
Class M	1.28%
Actual		$1,000.00	$1,425.50	$7.76
Hypothetical-C		$1,000.00	$1,018.60	$6.46
Class C	1.81%
Actual		$1,000.00	$1,421.80	$10.96
Hypothetical-C		$1,000.00	$1,015.95	$9.12
Class I	.80%
Actual		$1,000.00	$1,429.00	$4.86
Hypothetical-C		$1,000.00	$1,021.00	$4.04
Class Z	.67%
Actual		$1,000.00	$1,429.90	$4.07
Hypothetical-C		$1,000.00	$1,021.65	$3.39

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Growth Opportunities Fund
Class A	12/30/20	12/29/20	$7.730
Class M	12/30/20	12/29/20	$7.410
Class C	12/30/20	12/29/20	$7.227
Class I	12/30/20	12/29/20	$7.966
Class Z	12/30/20	12/29/20	$8.071

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $829,687,513, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	2,013,720,447.893	32.504
Against	900,372,619.680	14.533
Abstain	278,599,666.015	4.497
Broker Non-Vote	3,002,570,150.730	48.466
TOTAL	6,195,262,884.318	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

GO-ANN-0121
1.704314.123

Fidelity Advisor® Growth & Income Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(1.17)%	8.33%	10.81%
Class M (incl. 3.50% sales charge)	0.95%	8.58%	10.81%
Class C (incl. contingent deferred sales charge)	3.09%	8.80%	10.65%
Class I	5.16%	9.92%	11.81%
Class Z	5.26%	10.03%	11.86%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Growth & Income Fund - Class A on November 30, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$27,917	Fidelity Advisor® Growth & Income Fund - Class A
$37,703	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year ending November 30, 2020, the fund's share classes (excluding sales charges, if applicable) gained about 4% to 5%, trailing the 17.46% result of the benchmark S&P 500® index. The largest detractor from performance versus the benchmark was an overweight in energy. Stock picking and an overweight in the financials sector, primarily within the banks industry, also hampered the fund's relative result. Also hurting our result was stock selection in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry. The fund's largest individual relative detractor was an outsized stake in Exxon Mobil, which returned about -40% the past year. The company was among our biggest holdings. Also holding back performance was our overweight in Wells Fargo, which returned -48%. Wells Fargo was one of the fund's largest holdings. Avoiding Amazon.com, a benchmark component that gained 76%, also hurt performance. Conversely, the top contributor to performance versus the benchmark was an underweight and stock selection in real estate. Security selection in consumer discretionary and an underweight in utilities also boosted the fund's relative performance. The fund's biggest individual relative contributor was an outsized stake in Qualcomm, which gained about 81% the past 12 months. The company was among the biggest holdings as of November 30. Also lifting performance was our overweight in United Parcel Service, which gained roughly 48%. Another notable relative contributor was an underweight in AT&T (-18%), a position not held at period end. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
Microsoft Corp.(a)	6.3
General Electric Co.	5.7
Comcast Corp. Class A	3.9
Apple, Inc.(a)	3.4
Exxon Mobil Corp.	3.2
Wells Fargo & Co.	3.2
Altria Group, Inc.	3.1
Bank of America Corp.	3.0
Qualcomm, Inc.(a)	2.9
Bristol-Myers Squibb Co.	2.3
37.0

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	20.8
Financials	16.4
Health Care	16.4
Industrials	16.2
Communication Services	8.3

Asset Allocation (% of fund's net assets)

As of November 30, 2020*,**
Stocks	99.4%
Convertible Securities	0.4%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 13.9%

 ** Written options - (0.0%)

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (000s)
COMMUNICATION SERVICES - 8.3%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	89,309	$5,395
Entertainment - 2.8%
Activision Blizzard, Inc.	32,800	2,607
Nintendo Co. Ltd. ADR	16,600	1,178
The Walt Disney Co.	38,300	5,669
Vivendi SA	155,200	4,653
Warner Music Group Corp. Class A (a)	17,200	511
		14,618
Media - 4.5%
Comcast Corp. Class A	399,658	20,079
Interpublic Group of Companies, Inc.	116,000	2,584
Omnicom Group, Inc.	6,300	397
		23,060

TOTAL COMMUNICATION SERVICES		43,073

CONSUMER DISCRETIONARY - 3.6%
Auto Components - 0.8%
BorgWarner, Inc.	102,600	3,986
Automobiles - 0.2%
Harley-Davidson, Inc.	25,900	1,044
Hotels, Restaurants & Leisure - 0.3%
Marriott International, Inc. Class A	3,200	406
Starbucks Corp.	14,100	1,382
		1,788
Household Durables - 0.9%
Mohawk Industries, Inc. (b)	200	25
Sony Corp. sponsored ADR	9,800	914
Whirlpool Corp.	18,700	3,639
		4,578
Specialty Retail - 1.2%
Lowe's Companies, Inc. (c)	39,957	6,226
TJX Companies, Inc.	2,900	184
		6,410
Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc. Class B (c)	4,500	606
Puma AG	2,460	244
Tapestry, Inc. (c)	9,300	263
		1,113

TOTAL CONSUMER DISCRETIONARY		18,919

CONSUMER STAPLES - 7.7%
Beverages - 2.1%
Anheuser-Busch InBev SA NV ADR (a)	12,500	834
Diageo PLC sponsored ADR	11,500	1,782
Keurig Dr. Pepper, Inc.	35,800	1,090
Pernod Ricard SA	4,400	841
Remy Cointreau SA	3,023	538
The Coca-Cola Co.	113,384	5,851
		10,936
Food & Staples Retailing - 0.7%
Sysco Corp.	50,600	3,607
Food Products - 0.3%
JDE Peet's BV	33,300	1,286
Lamb Weston Holdings, Inc.	5,600	405
		1,691
Household Products - 0.5%
Colgate-Palmolive Co.	5,600	480
Energizer Holdings, Inc.	18,400	771
Spectrum Brands Holdings, Inc.	21,200	1,417
		2,668
Personal Products - 0.2%
Unilever PLC	13,500	815
Tobacco - 3.9%
Altria Group, Inc.	406,220	16,180
British American Tobacco PLC sponsored ADR	110,480	3,901
		20,081

TOTAL CONSUMER STAPLES		39,798

ENERGY - 6.5%
Oil, Gas & Consumable Fuels - 6.5%
Cabot Oil & Gas Corp.	25,900	454
Cenovus Energy, Inc.	2,300	11
Cenovus Energy, Inc. (Canada)	655,800	3,252
Equinor ASA sponsored ADR	145,600	2,234
Exxon Mobil Corp.	437,200	16,670
Hess Corp.	117,300	5,534
Kosmos Energy Ltd.	408,800	719
Phillips 66 Co.	23,900	1,448
Royal Dutch Shell PLC Class B sponsored ADR	51,500	1,671
Total SA sponsored ADR	35,667	1,503
		33,496
FINANCIALS - 16.4%
Banks - 10.7%
Bank of America Corp.	554,942	15,627
JPMorgan Chase & Co.	52,843	6,229
M&T Bank Corp.	9,500	1,107
PNC Financial Services Group, Inc.	46,616	6,436
Truist Financial Corp.	118,549	5,503
U.S. Bancorp	91,130	3,938
Wells Fargo & Co.	608,650	16,647
		55,487
Capital Markets - 3.9%
Brookfield Asset Management, Inc. Class A (a)	26,401	1,069
KKR & Co. LP	51,513	1,954
Morgan Stanley	34,830	2,154
Northern Trust Corp.	75,937	7,071
Raymond James Financial, Inc.	22,500	2,046
S&P Global, Inc.	200	70
State Street Corp.	80,570	5,679
		20,043
Consumer Finance - 0.4%
Discover Financial Services	28,400	2,163
Shriram Transport Finance Co. Ltd.	15,726	226
		2,389
Insurance - 0.9%
Chubb Ltd.	12,400	1,833
Marsh & McLennan Companies, Inc.	14,366	1,647
Old Republic International Corp.	15,200	272
The Travelers Companies, Inc.	8,700	1,128
		4,880
Mortgage Real Estate Investment Trusts - 0.1%
AGNC Investment Corp.	20,800	318
Thrifts & Mortgage Finance - 0.4%
Essent Group Ltd.	22,900	1,004
Radian Group, Inc.	65,990	1,246
		2,250

TOTAL FINANCIALS		85,367

HEALTH CARE - 16.0%
Biotechnology - 0.9%
AbbVie, Inc.	12,700	1,328
Alexion Pharmaceuticals, Inc. (b)	21,300	2,601
Intercept Pharmaceuticals, Inc. (b)	19,495	692
		4,621
Health Care Equipment & Supplies - 0.8%
Becton, Dickinson & Co.	8,675	2,037
Boston Scientific Corp. (b)	35,200	1,167
GN Store Nord A/S	4,000	326
Sonova Holding AG Class B	2,053	510
		4,040
Health Care Providers & Services - 7.1%
AmerisourceBergen Corp.	18,400	1,897
Cardinal Health, Inc.	66,900	3,652
Cigna Corp.	36,300	7,592
CVS Health Corp.	106,151	7,196
McKesson Corp. (c)	37,233	6,699
Patterson Companies, Inc.	50,700	1,407
United Drug PLC (United Kingdom)	15,300	161
UnitedHealth Group, Inc.	24,400	8,207
		36,811
Pharmaceuticals - 7.2%
Bayer AG	102,773	5,921
Bristol-Myers Squibb Co.	189,800	11,844
GlaxoSmithKline PLC sponsored ADR	196,209	7,219
Johnson & Johnson	70,001	10,128
Novartis AG sponsored ADR	501	46
Royalty Pharma PLC	1,100	47
Sanofi SA sponsored ADR	50,500	2,535
		37,740

TOTAL HEALTH CARE		83,212

INDUSTRIALS - 16.2%
Aerospace & Defense - 1.3%
Airbus Group NV	1,500	157
General Dynamics Corp.	11,500	1,718
Huntington Ingalls Industries, Inc.	8,200	1,314
MTU Aero Engines Holdings AG	200	47
Raytheon Technologies Corp.	15,731	1,128
Safran SA (b)	7,200	1,050
The Boeing Co.	6,000	1,264
		6,678
Air Freight & Logistics - 2.9%
DSV Panalpina A/S	2,000	315
Expeditors International of Washington, Inc.	700	63
FedEx Corp.	12,700	3,640
United Parcel Service, Inc. Class B	64,979	11,116
		15,134
Building Products - 0.4%
A.O. Smith Corp.	5,400	304
Johnson Controls International PLC	33,200	1,529
		1,833
Commercial Services & Supplies - 0.4%
Healthcare Services Group, Inc. (a)	60,700	1,437
HNI Corp.	9,300	339
Interface, Inc.	40,100	335
Ritchie Bros. Auctioneers, Inc.	1,300	94
		2,205
Electrical Equipment - 1.2%
Acuity Brands, Inc.	9,500	1,128
Hubbell, Inc. Class B	11,812	1,909
Rockwell Automation, Inc.	1,600	409
Vertiv Holdings Co.	1,700	32
Vertiv Holdings LLC (d)	160,000	2,994
		6,472
Industrial Conglomerates - 6.1%
3M Co.	11,500	1,986
General Electric Co.	2,902,393	29,546
		31,532
Machinery - 1.9%
Caterpillar, Inc.	5,100	885
Cummins, Inc.	4,500	1,040
Donaldson Co., Inc.	48,400	2,577
Epiroc AB Class A	12,400	206
Flowserve Corp.	23,800	811
Fortive Corp.	19,000	1,332
Kardex AG	550	108
Nordson Corp.	2,000	408
Otis Worldwide Corp.	7,265	486
Stanley Black & Decker, Inc.	5,000	922
Westinghouse Air Brake Co.	16,531	1,212
		9,987
Professional Services - 0.2%
Equifax, Inc.	4,900	818
RELX PLC (London Stock Exchange)	15,100	349
Robert Half International, Inc.	800	51
		1,218
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	5,620	760
Knight-Swift Transportation Holdings, Inc. Class A	75,600	3,122
		3,882
Trading Companies & Distributors - 1.0%
Brenntag AG	2,900	222
Fastenal Co.	12,300	608
MSC Industrial Direct Co., Inc. Class A	600	50
Watsco, Inc.	18,264	4,153
		5,033

TOTAL INDUSTRIALS		83,974

INFORMATION TECHNOLOGY - 20.8%
Electronic Equipment & Components - 0.3%
CDW Corp.	8,000	1,044
Vontier Corp. (b)	7,600	252
		1,296
IT Services - 4.7%
Amadeus IT Holding SA Class A	40,400	2,778
DXC Technology Co.	10,300	226
Edenred SA	19,500	1,114
Fidelity National Information Services, Inc.	39,100	5,803
Genpact Ltd.	39,000	1,585
IBM Corp.	16,100	1,989
MasterCard, Inc. Class A	2,200	740
Unisys Corp. (b)	75,492	1,101
Visa, Inc. Class A	43,040	9,053
		24,389
Semiconductors & Semiconductor Equipment - 4.5%
Analog Devices, Inc.	12,300	1,711
Applied Materials, Inc.	15,695	1,295
Intel Corp.	9,900	479
Lam Research Corp.	1,800	815
Marvell Technology Group Ltd.	21,400	991
NXP Semiconductors NV	17,600	2,788
Qualcomm, Inc. (c)	103,298	15,202
		23,281
Software - 7.7%
Microsoft Corp. (c)	153,473	32,846
Open Text Corp.	13,700	605
SAP SE sponsored ADR (a)	47,100	5,707
Temenos Group AG	7,410	935
		40,093
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc. (c)	150,092	17,868
Samsung Electronics Co. Ltd.	13,520	814
		18,682

TOTAL INFORMATION TECHNOLOGY		107,741

MATERIALS - 1.9%
Chemicals - 1.3%
DuPont de Nemours, Inc.	64,100	4,067
Nutrien Ltd.	33,180	1,638
PPG Industries, Inc.	8,200	1,204
		6,909
Metals & Mining - 0.6%
BHP Billiton Ltd. sponsored ADR (a)	56,200	3,135

TOTAL MATERIALS		10,044

REAL ESTATE - 0.9%
Equity Real Estate Investment Trusts (REITs) - 0.9%
American Tower Corp.	7,700	1,780
CoreSite Realty Corp.	7,400	928
Equinix, Inc.	810	565
Public Storage	200	45
Simon Property Group, Inc.	17,900	1,478
		4,796
UTILITIES - 1.1%
Electric Utilities - 0.8%
Duke Energy Corp.	9,300	862
Entergy Corp.	11,200	1,219
Exelon Corp.	11,900	489
Southern Co.	28,300	1,694
		4,264
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	21,600	501
Sempra Energy	5,700	727
		1,228

TOTAL UTILITIES		5,492

TOTAL COMMON STOCKS
(Cost $389,663)		515,912

Convertible Preferred Stocks - 0.3%
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co. 6.50%	12,900	674
Boston Scientific Corp. Series A 5.50%	7,700	775
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $1,415)		1,449
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intercept Pharmaceuticals, Inc. 2% 5/15/26 (Cost $850)	1,093	697
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (d)(e)(f)
(Cost $1,470)	1,469,796	649

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.09% (g)	462,775	463
Fidelity Securities Lending Cash Central Fund 0.09% (g)(h)	8,018,393	8,019
TOTAL MONEY MARKET FUNDS
(Cost $8,482)		8,482
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $401,880)		527,189
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(8,315)
NET ASSETS - 100%		$518,874

Written Options
	Counterparty	Number of Contracts	Notional Amount (000s)	Exercise Price	Expiration Date	Value (000s)
Call Options
Apple, Inc.	Chicago Board Options Exchange	148	$1,762	$135.00	1/15/21	$(24)
Lowe's Companies, Inc.	Chicago Board Options Exchange	39	608	195.00	1/15/21	(1)
McKesson Corp.	Chicago Board Options Exchange	33	594	190.00	1/15/21	(15)
Microsoft Corp.	Chicago Board Options Exchange	74	1,584	240.00	1/15/21	(10)
NIKE, Inc.	Chicago Board Options Exchange	44	593	140.00	1/15/21	(18)
Qualcomm, Inc.	Chicago Board Options Exchange	102	1,501	140.00	1/15/21	(115)
Qualcomm, Inc.	Chicago Board Options Exchange	39	574	165.00	3/19/21	(21)
Qualcomm, Inc.	Chicago Board Options Exchange	39	574	165.00	1/15/21	(7)
Tapestry, Inc.	Chicago Board Options Exchange	90	255	27.50	1/15/21	(23)
TOTAL WRITTEN OPTIONS						$(234)

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $8,045,000.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,643,000 or 0.7% of net assets.

 (e) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$1,470
Vertiv Holdings LLC	2/6/20	$1,600

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$101
Fidelity Securities Lending Cash Central Fund	66
Total	$167

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$43,073	$38,420	$4,653	$--
Consumer Discretionary	18,919	18,675	244	--
Consumer Staples	39,798	36,318	3,480	--
Energy	33,496	33,496	--	--
Financials	85,367	85,141	226	--
Health Care	84,661	76,294	8,367	--
Industrials	83,974	81,520	2,454	--
Information Technology	107,741	102,914	4,827	--
Materials	10,044	10,044	--	--
Real Estate	4,796	4,796	--	--
Utilities	5,492	5,492	--	--
Corporate Bonds	697	--	697	--
Other	649	--	--	649
Money Market Funds	8,482	8,482	--	--
Total Investments in Securities:	$527,189	$501,592	$24,948	$649
Derivative Instruments:
Liabilities
Written Options	$(234)	$(234)	$--	$--
Total Liabilities	$(234)	$(234)	$--	$--
Total Derivative Instruments:	$(234)	$(234)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(234)
Total Equity Risk	0	(234)
Total Value of Derivatives	$0	$(234)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.1%
United Kingdom	3.1%
France	2.4%
Germany	2.3%
Canada	1.2%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $7,751) — See accompanying schedule: Unaffiliated issuers (cost $393,398)	$518,707
Fidelity Central Funds (cost $8,482)	8,482
Total Investment in Securities (cost $401,880)		$527,189
Restricted cash		1
Receivable for investments sold		538
Receivable for fund shares sold		239
Dividends receivable		1,401
Interest receivable		1
Distributions receivable from Fidelity Central Funds		3
Prepaid expenses		1
Other receivables		5
Total assets		529,378
Liabilities
Payable for investments purchased	$513
Payable for fund shares redeemed	1,298
Accrued management fee	181
Distribution and service plan fees payable	146
Written options, at value (premium received $271)	234
Other affiliated payables	93
Other payables and accrued expenses	18
Collateral on securities loaned	8,021
Total liabilities		10,504
Net Assets		$518,874
Net Assets consist of:
Paid in capital		$371,228
Total accumulated earnings (loss)		147,646
Net Assets		$518,874
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($276,591 ÷ 9,981.5 shares)(a)		$27.71
Maximum offering price per share (100/94.25 of $27.71)		$29.40
Class M:
Net Asset Value and redemption price per share ($152,934 ÷ 5,519.2 shares)(a)		$27.71
Maximum offering price per share (100/96.50 of $27.71)		$28.72
Class C:
Net Asset Value and offering price per share ($34,231 ÷ 1,339.3 shares)(a)		$25.56
Class I:
Net Asset Value, offering price and redemption price per share ($44,514 ÷ 1,564.8 shares)		$28.45
Class Z:
Net Asset Value, offering price and redemption price per share ($10,604 ÷ 371.8 shares)		$28.52

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2020
Investment Income
Dividends		$13,377
Interest		20
Income from Fidelity Central Funds (including $66 from security lending)		167
Total income		13,564
Expenses
Management fee	$2,149
Transfer agent fees	948
Distribution and service plan fees	1,728
Accounting fees	192
Custodian fees and expenses	26
Independent trustees' fees and expenses	3
Registration fees	82
Audit	65
Legal	3
Interest	1
Miscellaneous	18
Total expenses before reductions	5,215
Expense reductions	(28)
Total expenses after reductions		5,187
Net investment income (loss)		8,377
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,164
Fidelity Central Funds	1
Foreign currency transactions	(1)
Written options	698
Total net realized gain (loss)		20,862
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2)	(7,979)
Assets and liabilities in foreign currencies	10
Written options	366
Total change in net unrealized appreciation (depreciation)		(7,603)
Net gain (loss)		13,259
Net increase (decrease) in net assets resulting from operations		$21,636

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,377	$9,512
Net realized gain (loss)	20,862	32,611
Change in net unrealized appreciation (depreciation)	(7,603)	22,642
Net increase (decrease) in net assets resulting from operations	21,636	64,765
Distributions to shareholders	(37,408)	(62,774)
Share transactions - net increase (decrease)	(21,275)	(7,551)
Total increase (decrease) in net assets	(37,047)	(5,560)
Net Assets
Beginning of period	555,921	561,481
End of period	$518,874	$555,921

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Growth & Income Fund Class A

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.32	$28.69	$30.29	$26.89	$26.36
Income from Investment Operations
Net investment income (loss)A	.44	.49	.43	.41	.37
Net realized and unrealized gain (loss)	.90	2.48	.58	3.83	2.12
Total from investment operations	1.34	2.97	1.01	4.24	2.49
Distributions from net investment income	(.48)	(.47)	(.36)	(.39)B	(.39)
Distributions from net realized gain	(1.47)	(2.87)	(2.26)	(.45)B	(1.57)
Total distributions	(1.95)	(3.34)	(2.61)C	(.84)	(1.96)
Net asset value, end of period	$27.71	$28.32	$28.69	$30.29	$26.89
Total ReturnD,E	4.86%	13.65%	3.42%	16.15%	10.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	.95%	.96%	.96%	.97%	.99%
Expenses net of fee waivers, if any	.95%	.96%	.96%	.97%	.99%
Expenses net of all reductions	.95%	.95%	.95%	.97%	.99%
Net investment income (loss)	1.78%	1.93%	1.49%	1.47%	1.51%
Supplemental Data
Net assets, end of period (in millions)	$277	$288	$243	$255	$253
Portfolio turnover rateH	28%	29%	40%	36%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class M

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$28.31	$28.67	$30.26	$26.87	$26.32
Income from Investment Operations
Net investment income (loss)A	.38	.43	.36	.34	.31
Net realized and unrealized gain (loss)	.89	2.47	.59	3.82	2.12
Total from investment operations	1.27	2.90	.95	4.16	2.43
Distributions from net investment income	(.40)	(.39)	(.28)	(.32)B	(.32)
Distributions from net realized gain	(1.47)	(2.87)	(2.26)	(.45)B	(1.57)
Total distributions	(1.87)	(3.26)	(2.54)	(.77)	(1.88)C
Net asset value, end of period	$27.71	$28.31	$28.67	$30.26	$26.87
Total ReturnD,E	4.61%	13.33%	3.19%	15.85%	10.36%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.20%	1.21%	1.21%	1.23%	1.24%
Expenses net of fee waivers, if any	1.20%	1.21%	1.21%	1.22%	1.24%
Expenses net of all reductions	1.20%	1.20%	1.20%	1.22%	1.24%
Net investment income (loss)	1.53%	1.68%	1.24%	1.22%	1.26%
Supplemental Data
Net assets, end of period (in millions)	$153	$172	$175	$186	$176
Portfolio turnover rateH	28%	29%	40%	36%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class C

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$26.22	$26.79	$28.45	$25.33	$24.92
Income from Investment Operations
Net investment income (loss)A	.23	.27	.20	.19	.17
Net realized and unrealized gain (loss)	.82	2.28	.55	3.60	2.01
Total from investment operations	1.05	2.55	.75	3.79	2.18
Distributions from net investment income	(.24)	(.26)	(.15)	(.22)B	(.21)
Distributions from net realized gain	(1.47)	(2.87)	(2.26)	(.45)B	(1.57)
Total distributions	(1.71)	(3.12)C	(2.41)	(.67)	(1.77)C
Net asset value, end of period	$25.56	$26.22	$26.79	$28.45	$25.33
Total ReturnD,E	4.07%	12.74%	2.64%	15.28%	9.81%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.73%	1.73%	1.72%	1.73%	1.74%
Expenses net of fee waivers, if any	1.73%	1.73%	1.71%	1.73%	1.74%
Expenses net of all reductions	1.73%	1.73%	1.71%	1.72%	1.74%
Net investment income (loss)	1.00%	1.15%	.73%	.72%	.76%
Supplemental Data
Net assets, end of period (in millions)	$34	$41	$75	$86	$80
Portfolio turnover rateH	28%	29%	40%	36%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class I

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$29.01	$29.33	$30.91	$27.41	$26.85
Income from Investment Operations
Net investment income (loss)A	.52	.57	.52	.50	.44
Net realized and unrealized gain (loss)	.93	2.52	.60	3.90	2.16
Total from investment operations	1.45	3.09	1.12	4.40	2.60
Distributions from net investment income	(.54)	(.54)	(.44)	(.45)B	(.48)
Distributions from net realized gain	(1.47)	(2.87)	(2.26)	(.45)B	(1.57)
Total distributions	(2.01)	(3.41)	(2.70)	(.90)	(2.04)C
Net asset value, end of period	$28.45	$29.01	$29.33	$30.91	$27.41
Total ReturnD	5.16%	13.89%	3.71%	16.45%	10.91%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.70%	.69%	.70%	.73%
Expenses net of fee waivers, if any	.70%	.69%	.69%	.70%	.73%
Expenses net of all reductions	.69%	.69%	.69%	.70%	.73%
Net investment income (loss)	2.03%	2.19%	1.75%	1.74%	1.77%
Supplemental Data
Net assets, end of period (in millions)	$45	$48	$47	$53	$35
Portfolio turnover rateG	28%	29%	40%	36%	31%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Growth & Income Fund Class Z

Years ended November 30,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$29.09	$29.35	$30.94	$27.35
Income from Investment Operations
Net investment income (loss)B	.55	.62	.56	.51
Net realized and unrealized gain (loss)	.93	2.53	.59	3.08
Total from investment operations	1.48	3.15	1.15	3.59
Distributions from net investment income	(.58)	(.54)	(.49)	–
Distributions from net realized gain	(1.47)	(2.87)	(2.26)	–
Total distributions	(2.05)	(3.41)	(2.74)C	–
Net asset value, end of period	$28.52	$29.09	$29.35	$30.94
Total ReturnD,E	5.26%	14.11%	3.84%	13.13%
Ratios to Average Net AssetsF,G
Expenses before reductions	.55%	.56%	.56%	.57%H
Expenses net of fee waivers, if any	.55%	.56%	.56%	.57%H
Expenses net of all reductions	.55%	.55%	.55%	.57%H
Net investment income (loss)	2.18%	2.33%	1.89%	2.13%H
Supplemental Data
Net assets, end of period (in millions)	$11	$7	$22	$16
Portfolio turnover rateI	28%	29%	40%	36%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Growth & Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, certain conversion ratio adjustments and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$173,317
Gross unrealized depreciation	(50,184)
Net unrealized appreciation (depreciation)	$123,133
Tax Cost	$403,822

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,912
Undistributed long-term capital gain	$16,598
Net unrealized appreciation (depreciation) on securities and other investments	$123,139

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$8,663	$ 8,127
Long-term Capital Gains	28,745	54,647
Total	$37,408	$ 62,774

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Growth & Income Fund	650.13

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded and OTC written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Growth & Income Fund	134,411	157,798

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$645	$15
Class M	.25%	.25%	736	20
Class C	.75%	.25%	347	35
			$1,728	$ 70

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$48
Class M	12
Class C(a)	3
$63

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$499.19
Class M	280.19
Class C	76.22
Class I	87.19
Class Z	6.04
	$948

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Growth & Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Growth & Income Fund	$4

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Growth & Income Fund	Borrower	$4,800.33%		$1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $8.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Growth & Income Fund	$1

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Growth & Income Fund	$6	$–(a)	$–

 (a) Amount represents less than five-hundred dollars.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Growth & Income Fund	$428.59%		$–(a)

 (a) Amount represents less than five-hundred dollars.

10. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $15 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $11 for an operational error which is included in the accompanying Statement of Operations.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Class A	$19,645	$28,125
Class M	11,240	19,861
Class C	2,639	8,665
Class I	3,375	5,384
Class Z	509	739
Total	$37,408	$62,774

12. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Class A
Shares sold	838	2,141	$20,649	$53,751
Reinvestment of distributions	680	1,185	18,480	26,128
Shares redeemed	(1,707)	(1,629)	(42,354)	(41,300)
Net increase (decrease)	(189)	1,697	$(3,225)	$38,579
Class M
Shares sold	298	389	$7,357	$9,907
Reinvestment of distributions	404	879	10,998	19,427
Shares redeemed	(1,272)	(1,276)	(31,461)	(32,309)
Net increase (decrease)	(570)	(8)	$(13,106)	$(2,975)
Class C
Shares sold	161	325	$3,660	$7,678
Reinvestment of distributions	102	415	2,577	8,532
Shares redeemed	(469)	(2,002)	(10,502)	(46,928)
Net increase (decrease)	(206)	(1,262)	$(4,265)	$(30,718)
Class I
Shares sold	933	637	$23,094	$16,618
Reinvestment of distributions	109	212	3,021	4,787
Shares redeemed	(1,123)	(796)	(28,359)	(20,915)
Net increase (decrease)	(81)	53	$(2,244)	$490
Class Z
Shares sold	768	253	$18,165	$6,620
Reinvestment of distributions	13	19	358	425
Shares redeemed	(659)	(759)	(16,958)	(19,972)
Net increase (decrease)	122	(487)	$1,565	$(12,927)

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Growth & Income Fund
Class A	.95%
Actual		$1,000.00	$1,182.70	$5.18
Hypothetical-C		$1,000.00	$1,020.25	$4.80
Class M	1.19%
Actual		$1,000.00	$1,181.20	$6.49
Hypothetical-C		$1,000.00	$1,019.05	$6.01
Class C	1.72%
Actual		$1,000.00	$1,178.40	$9.37
Hypothetical-C		$1,000.00	$1,016.40	$8.67
Class I	.70%
Actual		$1,000.00	$1,184.40	$3.82
Hypothetical-C		$1,000.00	$1,021.50	$3.54
Class Z	.55%
Actual		$1,000.00	$1,184.90	$3.00
Hypothetical-C		$1,000.00	$1,022.25	$2.78

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Growth & Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Growth & Income Fund
Class A	12/30/20	12/29/20	$0.484	$0.889
Class M	12/30/20	12/29/20	$0.416	$0.889
Class C	12/30/20	12/29/20	$0.284	$0.889
Class I	12/30/20	12/29/20	$0.545	$0.889
Class Z	12/30/20	12/29/20	$0.585	$0.889

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $20,670,341, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed in December 2019, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	133,366,644.715	45.983
Against	35,778,016.197	12.336
Abstain	25,307,272.509	8.726
Broker Non-Vote	95,582,805.380	32.956
TOTAL	290,034,738.801	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

AGAI-ANN-0121
1.539472.123

Fidelity Advisor® Small Cap Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	5.36%	6.12%	8.42%
Class M (incl. 3.50% sales charge)	7.59%	6.37%	8.43%
Class C (incl. contingent deferred sales charge)	9.87%	6.55%	8.23%
Class I	12.07%	7.67%	9.37%
Class Z	12.23%	7.83%	9.48%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Small Cap Fund - Class A on November 30, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$22,441	Fidelity Advisor® Small Cap Fund - Class A
$28,731	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Jennifer Fo Cardillo:  For the fiscal year ending November 30, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 11% to 12%, underperforming the 13.59% result of the benchmark, the Russell 2000® Index. Versus the benchmark, security selection detracted, especially in the industrials and information technology sectors, as did an underweighting in health care. Not owning Teladoc Health, a benchmark component that gained 131%, detracted more than any other fund position. Outsized stakes in two banks – Connectone Bancorp (-28%) and Essent Group (-18%) – also hurt on a relative basis. Conversely an underweighting in real estate and picks among banks and the food & staples retailing industry helped the fund's relative result. Overweighted stakes in backup power generator provider Generac Holdings (+117%) and retailer BJ's Wholesale Club (+73%) added notable value, as did an out-of-benchmark stake in Charles River Labs International (+60%), which offers laboratory services to pharmaceutical companies, medical device firms and the biotechnology industry. We increased the fund’s exposure to the health care sector and reduced our allocation to financials by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
BJ's Wholesale Club Holdings, Inc.	1.8
SYNNEX Corp.	1.5
First Citizens Bancshares, Inc.	1.4
Element Solutions, Inc.	1.4
Gray Television, Inc.	1.4
iShares Russell 2000 Index ETF	1.4
Aaron's Holdings Co., Inc.	1.4
Chemed Corp.	1.4
KBR, Inc.	1.3
Atkore International Group, Inc.	1.3
14.3

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Industrials	17.7
Information Technology	17.3
Health Care	16.8
Consumer Discretionary	16.0
Financials	13.8

Asset Allocation (% of fund's net assets)

As of November 30, 2020 *
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments – 13.7%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value (000s)
COMMUNICATION SERVICES - 3.1%
Media - 3.1%
Cogeco Communications, Inc.	96,100	$6,956
Gray Television, Inc. (a)	1,352,000	23,876
TechTarget, Inc. (a)	293,300	15,398
The New York Times Co. Class A (b)	154,000	6,608
		52,838
CONSUMER DISCRETIONARY - 16.0%
Auto Components - 0.9%
Patrick Industries, Inc.	252,664	15,928
Diversified Consumer Services - 0.3%
Grand Canyon Education, Inc. (a)	61,600	5,142
Hotels, Restaurants & Leisure - 2.1%
Brinker International, Inc.	259,100	12,984
Churchill Downs, Inc.	121,600	21,878
		34,862
Household Durables - 4.0%
Cavco Industries, Inc. (a)	5,839	1,051
Purple Innovation, Inc. (a)	86,300	2,573
Skyline Champion Corp. (a)	658,186	20,226
Taylor Morrison Home Corp. (a)	419,400	10,602
Tempur Sealy International, Inc. (a)	397,600	10,016
TopBuild Corp. (a)	70,800	12,335
TRI Pointe Homes, Inc. (a)	647,100	11,311
		68,114
Internet & Direct Marketing Retail - 0.5%
Kogan.Com Ltd.	723,943	8,715
Leisure Products - 1.8%
Brunswick Corp.	147,900	11,039
Clarus Corp.	544,916	7,847
YETI Holdings, Inc. (a)	168,100	10,619
		29,505
Multiline Retail - 0.6%
Max Stock Ltd.	346,400	1,475
Ollie's Bargain Outlet Holdings, Inc. (a)	94,800	8,348
		9,823
Specialty Retail - 4.5%
Aaron's Holdings Co., Inc.	363,414	22,870
American Eagle Outfitters, Inc.	411,700	7,406
Lithia Motors, Inc. Class A (sub. vtg.)	41,100	11,890
Murphy U.S.A., Inc.	148,900	19,089
Musti Group OYJ	526,793	13,677
		74,932
Textiles, Apparel & Luxury Goods - 1.3%
Crocs, Inc. (a)	363,421	21,402

TOTAL CONSUMER DISCRETIONARY		268,423

CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 1.8%
BJ's Wholesale Club Holdings, Inc. (a)	737,630	30,238
Food Products - 1.1%
Nomad Foods Ltd. (a)	762,800	18,422

TOTAL CONSUMER STAPLES		48,660

ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Enviva Partners LP	170,600	7,616
Hess Midstream LP	298,448	5,381
Renewable Energy Group, Inc. (a)	147,600	8,573
		21,570
FINANCIALS - 13.8%
Banks - 5.4%
ConnectOne Bancorp, Inc.	1,118,300	19,827
First Citizens Bancshares, Inc.	46,100	24,368
First Interstate Bancsystem, Inc.	421,200	16,027
Independent Bank Corp., Massachusetts	138,300	9,355
ServisFirst Bancshares, Inc.	298,500	11,277
Trico Bancshares	317,000	10,385
		91,239
Capital Markets - 2.8%
Blucora, Inc. (a)	296,440	3,866
LPL Financial	215,400	19,552
Morningstar, Inc.	111,509	22,313
StepStone Group, Inc. Class A	23,200	629
		46,360
Consumer Finance - 0.9%
First Cash Financial Services, Inc.	244,300	15,694
Insurance - 2.3%
Enstar Group Ltd. (a)	49,102	9,294
Old Republic International Corp.	491,500	8,808
Primerica, Inc.	153,800	20,036
		38,138
Thrifts & Mortgage Finance - 2.4%
Essent Group Ltd.	473,423	20,764
WSFS Financial Corp.	536,500	20,457
		41,221

TOTAL FINANCIALS		232,652

HEALTH CARE - 16.8%
Biotechnology - 5.6%
Acceleron Pharma, Inc. (a)	45,800	5,408
ADC Therapeutics SA (a)	67,797	2,530
Agios Pharmaceuticals, Inc. (a)	47,200	2,186
FibroGen, Inc. (a)	174,300	7,200
G1 Therapeutics, Inc. (a)	57,500	1,050
Global Blood Therapeutics, Inc. (a)	54,900	2,520
Keros Therapeutics, Inc.	58,000	4,385
Kezar Life Sciences, Inc. (a)	164,200	1,080
Kura Oncology, Inc. (a)	195,500	7,097
Mirati Therapeutics, Inc. (a)	45,400	10,798
Novavax, Inc. (a)	82,900	11,565
Passage Bio, Inc.	131,900	2,705
PTC Therapeutics, Inc. (a)	111,200	6,958
Revolution Medicines, Inc.	147,600	6,440
Stoke Therapeutics, Inc. (a)	80,138	4,174
TG Therapeutics, Inc. (a)	218,000	6,396
Vaxcyte, Inc.	68,700	2,205
Viela Bio, Inc. (a)	114,400	4,386
Xenon Pharmaceuticals, Inc. (a)	209,800	2,495
Zentalis Pharmaceuticals, Inc.	48,346	2,464
		94,042
Health Care Equipment & Supplies - 3.5%
BioLife Solutions, Inc. (a)	170,900	6,151
CryoPort, Inc. (a)(b)	188,600	9,175
Haemonetics Corp. (a)	118,300	13,350
Integra LifeSciences Holdings Corp. (a)	154,600	8,461
Masimo Corp. (a)	32,900	8,373
Pulmonx Corp.	1,700	92
Tandem Diabetes Care, Inc. (a)	125,300	11,763
TransMedics Group, Inc. (a)	146,600	2,180
		59,545
Health Care Providers & Services - 2.8%
Andlauer Healthcare Group, Inc.	74,900	2,299
Chemed Corp.	47,400	22,669
Encompass Health Corp.	119,800	9,653
LHC Group, Inc. (a)	61,577	12,089
		46,710
Health Care Technology - 1.1%
HMS Holdings Corp. (a)	257,600	8,094
Phreesia, Inc. (a)	250,600	11,066
		19,160
Life Sciences Tools & Services - 3.0%
10X Genomics, Inc. (a)	15,000	2,297
Charles River Laboratories International, Inc. (a)	84,800	19,887
ICON PLC (a)	100,100	19,507
Sotera Health Co.	29,700	804
Syneos Health, Inc. (a)	107,000	7,045
		49,540
Pharmaceuticals - 0.8%
Arvinas Holding Co. LLC (a)	67,400	1,631
Horizon Therapeutics PLC (a)	91,700	6,458
IMARA, Inc.	50,600	1,291
Intra-Cellular Therapies, Inc. (a)	116,800	2,761
Nektar Therapeutics (a)	116,500	1,909
		14,050

TOTAL HEALTH CARE		283,047

INDUSTRIALS - 17.7%
Aerospace & Defense - 0.5%
Vectrus, Inc. (a)	169,697	8,089
Building Products - 1.7%
Gibraltar Industries, Inc. (a)	174,512	11,424
Masonite International Corp. (a)	164,900	16,498
		27,922
Commercial Services & Supplies - 1.7%
Knoll, Inc.	645,300	8,815
Tetra Tech, Inc.	162,800	19,414
		28,229
Construction & Engineering - 1.2%
EMCOR Group, Inc.	240,000	20,683
Electrical Equipment - 2.3%
Atkore International Group, Inc. (a)	575,000	22,414
Generac Holdings, Inc. (a)	74,800	16,127
		38,541
Machinery - 4.9%
ESCO Technologies, Inc.	130,300	12,887
ITT, Inc.	219,200	15,920
Kornit Digital Ltd. (a)	52,300	4,413
Luxfer Holdings PLC sponsored	932,800	14,020
Oshkosh Corp.	254,600	20,495
SPX Flow, Inc. (a)	259,324	13,895
		81,630
Professional Services - 4.1%
ASGN, Inc. (a)	156,900	12,266
FTI Consulting, Inc. (a)	166,000	17,433
ICF International, Inc.	162,179	11,747
Insperity, Inc.	205,100	17,536
TriNet Group, Inc. (a)	125,700	9,428
		68,410
Road & Rail - 0.7%
TFI International, Inc.	239,100	12,149
Trading Companies & Distributors - 0.6%
GMS, Inc. (a)	352,118	10,997

TOTAL INDUSTRIALS		296,650

INFORMATION TECHNOLOGY - 17.3%
Electronic Equipment & Components - 4.3%
CDW Corp.	64,200	8,377
ePlus, Inc. (a)	167,989	14,163
Insight Enterprises, Inc. (a)	245,572	17,553
Napco Security Technolgies, Inc. (a)(b)	214,551	6,544
SYNNEX Corp.	159,541	25,576
		72,213
IT Services - 4.4%
Booz Allen Hamilton Holding Corp. Class A	153,600	13,331
Endava PLC ADR (a)	121,308	7,617
Genpact Ltd.	268,100	10,898
Grid Dynamics Holdings, Inc. (a)(b)	701,400	7,568
KBR, Inc. (b)	810,600	22,510
Repay Holdings Corp. (a)	506,660	12,226
		74,150
Semiconductors & Semiconductor Equipment - 3.5%
Allegro MicroSystems LLC (a)	9,500	228
Array Technologies, Inc.	117,200	5,342
Entegris, Inc.	151,500	14,032
Ichor Holdings Ltd. (a)	419,400	13,379
Onto Innovation, Inc. (a)	266,700	11,791
Synaptics, Inc. (a)	176,250	13,707
		58,479
Software - 5.1%
Digital Turbine, Inc. (a)	325,300	14,632
Everbridge, Inc. (a)	42,700	5,420
Five9, Inc. (a)	83,500	12,959
j2 Global, Inc. (a)(b)	180,300	16,157
LivePerson, Inc. (a)	230,100	13,442
Pluralsight, Inc. (a)	431,600	7,070
Proofpoint, Inc. (a)	90,600	9,376
RealPage, Inc. (a)	99,209	6,844
		85,900

TOTAL INFORMATION TECHNOLOGY		290,742

MATERIALS - 4.3%
Chemicals - 2.0%
Ashland Global Holdings, Inc.	135,300	10,171
Element Solutions, Inc.	1,762,100	24,335
		34,506
Construction Materials - 0.9%
Eagle Materials, Inc.	158,700	14,440
Containers & Packaging - 1.0%
Aptargroup, Inc.	128,700	16,257
Metals & Mining - 0.4%
ERO Copper Corp. (a)	361,700	6,205

TOTAL MATERIALS		71,408

REAL ESTATE - 3.5%
Equity Real Estate Investment Trusts (REITs) - 2.0%
Americold Realty Trust	430,800	14,703
CoreSite Realty Corp.	80,300	10,069
Essential Properties Realty Trust, Inc.	209,201	4,297
Summit Industrial Income REIT	447,200	4,563
		33,632
Real Estate Management & Development - 1.5%
CBRE Group, Inc. (a)	134,200	8,205
Cushman& Wakefield PLC (a)	1,116,600	16,637
		24,842

TOTAL REAL ESTATE		58,474

UTILITIES - 1.2%
Gas Utilities - 0.6%
Star Gas Partners LP	1,013,900	9,703
Multi-Utilities - 0.6%
Telecom Plus PLC	550,808	10,487

TOTAL UTILITIES		20,190

TOTAL COMMON STOCKS
(Cost $1,220,386)		1,644,654

Money Market Funds - 2.8%
Fidelity Cash Central Fund 0.09% (c)	14,712,865	14,716
Fidelity Securities Lending Cash Central Fund 0.09% (c)(d)	32,590,144	32,593
TOTAL MONEY MARKET FUNDS
(Cost $47,309)		47,309

Equity Funds - 1.4%
Small Blend Funds - 1.4%
iShares Russell 2000 Index ETF (b)
(Cost $18,503)	126,800	22,953
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $1,286,198)		1,714,916
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(34,503)
NET ASSETS - 100%		$1,680,413

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$55
Fidelity Securities Lending Cash Central Fund	74
Total	$129

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$52,838	$52,838	$--	$--
Consumer Discretionary	268,423	254,746	13,677	--
Consumer Staples	48,660	48,660	--	--
Energy	21,570	21,570	--	--
Financials	232,652	232,652	--	--
Health Care	283,047	283,047	--	--
Industrials	296,650	296,650	--	--
Information Technology	290,742	290,742	--	--
Materials	71,408	71,408	--	--
Real Estate	58,474	58,474	--	--
Utilities	20,190	9,703	10,487	--
Money Market Funds	47,309	47,309	--	--
Equity Funds	22,953	22,953	--	--
Total Investments in Securities:	$1,714,916	$1,690,752	$24,164	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.3%
Canada	3.0%
United Kingdom	2.9%
Bermuda	2.4%
Ireland	1.6%
British Virgin Islands	1.1%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $32,182) — See accompanying schedule: Unaffiliated issuers (cost $1,238,889)	$1,667,607
Fidelity Central Funds (cost $47,309)	47,309
Total Investment in Securities (cost $1,286,198)		$1,714,916
Receivable for fund shares sold		811
Dividends receivable		948
Distributions receivable from Fidelity Central Funds		6
Prepaid expenses		2
Other receivables		29
Total assets		1,716,712
Liabilities
Payable for fund shares redeemed	$2,103
Accrued management fee	863
Distribution and service plan fees payable	399
Other affiliated payables	290
Other payables and accrued expenses	53
Collateral on securities loaned	32,591
Total liabilities		36,299
Net Assets		$1,680,413
Net Assets consist of:
Paid in capital		$1,215,302
Total accumulated earnings (loss)		465,111
Net Assets		$1,680,413
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($638,177 ÷ 24,464 shares)(a)		$26.09
Maximum offering price per share (100/94.25 of $26.09)		$27.68
Class M:
Net Asset Value and redemption price per share ($503,474 ÷ 21,349 shares)(a)		$23.58
Maximum offering price per share (100/96.50 of $23.58)		$24.44
Class C:
Net Asset Value and offering price per share ($81,465 ÷ 4,535 shares)(a)		$17.96
Class I:
Net Asset Value, offering price and redemption price per share ($378,036 ÷ 12,884 shares)		$29.34
Class Z:
Net Asset Value, offering price and redemption price per share ($79,261 ÷ 2,691 shares)		$29.45

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2020
Investment Income
Dividends		$13,097
Income from Fidelity Central Funds (including $74 from security lending)		129
Total income		13,226
Expenses
Management fee
Basic fee	$10,572
Performance adjustment	486
Transfer agent fees	2,982
Distribution and service plan fees	4,553
Accounting fees	484
Custodian fees and expenses	42
Independent trustees' fees and expenses	9
Registration fees	105
Audit	68
Legal	7
Interest	4
Miscellaneous	74
Total expenses before reductions	19,386
Expense reductions	(118)
Total expenses after reductions		19,268
Net investment income (loss)		(6,042)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	50,640
Fidelity Central Funds	4
Foreign currency transactions	11
Total net realized gain (loss)		50,655
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	91,254
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		91,261
Net gain (loss)		141,916
Net increase (decrease) in net assets resulting from operations		$135,874

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,042)	$(3,037)
Net realized gain (loss)	50,655	73,344
Change in net unrealized appreciation (depreciation)	91,261	155,042
Net increase (decrease) in net assets resulting from operations	135,874	225,349
Distributions to shareholders	(70,606)	(233,679)
Share transactions - net increase (decrease)	(226,782)	(240,341)
Total increase (decrease) in net assets	(161,514)	(248,671)
Net Assets
Beginning of period	1,841,927	2,090,598
End of period	$1,680,413	$1,841,927

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Small Cap Fund Class A

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$24.25	$24.46	$29.35	$25.52	$27.56
Income from Investment Operations
Net investment income (loss)A	(.08)	(.03)	(.04)	.03	.12B
Net realized and unrealized gain (loss)	2.85	2.56	(1.28)	4.18	.05
Total from investment operations	2.77	2.53	(1.32)	4.21	.17
Distributions from net investment income	–	–	–	(.08)	–
Distributions from net realized gain	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Total distributions	(.93)	(2.74)	(3.57)	(.38)	(2.21)
Net asset value, end of period	$26.09	$24.25	$24.46	$29.35	$25.52
Total ReturnC,D	11.78%	13.97%	(5.18)%	16.68%	1.31%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.22%	.98%	.97%	1.05%	1.32%
Expenses net of fee waivers, if any	1.22%	.98%	.97%	1.05%	1.32%
Expenses net of all reductions	1.22%	.98%	.96%	1.04%	1.31%
Net investment income (loss)	(.36)%	(.13)%	(.13)%	.10%	.52%B
Supplemental Data
Net assets, end of period (in millions)	$638	$654	$640	$805	$932
Portfolio turnover rateG	47%	56%	74%	84%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .07%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class M

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.06	$22.58	$27.43	$23.88	$25.99
Income from Investment Operations
Net investment income (loss)A	(.12)	(.07)	(.09)	(.03)	.07B
Net realized and unrealized gain (loss)	2.57	2.29	(1.19)	3.91	.03
Total from investment operations	2.45	2.22	(1.28)	3.88	.10
Distributions from net investment income	–	–	–	(.03)	–
Distributions from net realized gain	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Total distributions	(.93)	(2.74)	(3.57)	(.33)	(2.21)
Net asset value, end of period	$23.58	$22.06	$22.58	$27.43	$23.88
Total ReturnC,D	11.49%	13.73%	(5.42)%	16.41%	1.10%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.45%	1.22%	1.20%	1.28%	1.54%
Expenses net of fee waivers, if any	1.45%	1.22%	1.20%	1.28%	1.54%
Expenses net of all reductions	1.45%	1.21%	1.19%	1.27%	1.54%
Net investment income (loss)	(.59)%	(.36)%	(.37)%	(.13)%	.29%B
Supplemental Data
Net assets, end of period (in millions)	$503	$542	$580	$734	$756
Portfolio turnover rateG	47%	56%	74%	84%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.16)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class C

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.11	$18.32	$23.02	$20.17	$22.44
Income from Investment Operations
Net investment income (loss)A	(.18)	(.15)	(.18)	(.14)	(.05)B
Net realized and unrealized gain (loss)	1.96	1.68	(.95)	3.29	(.01)
Total from investment operations	1.78	1.53	(1.13)	3.15	(.06)
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Total distributions	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Net asset value, end of period	$17.96	$17.11	$18.32	$23.02	$20.17
Total ReturnC,D	10.87%	13.05%	(5.88)%	15.80%	.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.04%	1.79%	1.74%	1.81%	2.08%
Expenses net of fee waivers, if any	2.04%	1.79%	1.74%	1.81%	2.08%
Expenses net of all reductions	2.03%	1.78%	1.73%	1.80%	2.07%
Net investment income (loss)	(1.18)%	(.93)%	(.90)%	(.66)%	(.24)%B
Supplemental Data
Net assets, end of period (in millions)	$81	$96	$196	$273	$274
Portfolio turnover rateG	47%	56%	74%	84%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.69)%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class I

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.09	$26.89	$31.84	$27.65	$29.59
Income from Investment Operations
Net investment income (loss)A	(.02)	.03	.04	.11	.20B
Net realized and unrealized gain (loss)	3.20	2.91	(1.42)	4.54	.07
Total from investment operations	3.18	2.94	(1.38)	4.65	.27
Distributions from net investment income	–	–	–	(.15)	–
Distributions from net realized gain	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Total distributions	(.93)	(2.74)	(3.57)	(.46)C	(2.21)
Net asset value, end of period	$29.34	$27.09	$26.89	$31.84	$27.65
Total ReturnD	12.07%	14.26%	(4.93)%	17.01%	1.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	.96%	.72%	.71%	.78%	1.05%
Expenses net of fee waivers, if any	.95%	.72%	.71%	.78%	1.04%
Expenses net of all reductions	.95%	.72%	.70%	.77%	1.04%
Net investment income (loss)	(.09)%	.14%	.12%	.37%	.79%B
Supplemental Data
Net assets, end of period (in millions)	$378	$434	$604	$758	$652
Portfolio turnover rateG	47%	56%	74%	84%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .34%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Small Cap Fund Class Z

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.15	$26.90	$31.81	$27.63	$29.53
Income from Investment Operations
Net investment income (loss)A	.01	.07	.08	.15	.24B
Net realized and unrealized gain (loss)	3.22	2.92	(1.42)	4.53	.07
Total from investment operations	3.23	2.99	(1.34)	4.68	.31
Distributions from net investment income	–	–	–	(.20)	–
Distributions from net realized gain	(.93)	(2.74)	(3.57)	(.30)	(2.21)
Total distributions	(.93)	(2.74)	(3.57)	(.50)	(2.21)
Net asset value, end of period	$29.45	$27.15	$26.90	$31.81	$27.63
Total ReturnC	12.23%	14.46%	(4.80)%	17.17%	1.73%
Ratios to Average Net AssetsD,E
Expenses before reductions	.81%	.57%	.56%	.63%	.89%
Expenses net of fee waivers, if any	.81%	.57%	.56%	.63%	.89%
Expenses net of all reductions	.80%	.57%	.55%	.62%	.89%
Net investment income (loss)	.05%	.29%	.28%	.51%	.94%B
Supplemental Data
Net assets, end of period (in millions)	$79	$117	$71	$57	$44
Portfolio turnover rateF	47%	56%	74%	84%	81%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.12 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .50%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$470,890
Gross unrealized depreciation	(44,074)
Net unrealized appreciation (depreciation)	$426,816
Tax Cost	$1,288,100

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$47,808
Net unrealized appreciation (depreciation) on securities and other investments	$423,926

The Fund intends to elect to defer to its next fiscal year $6,623 of ordinary losses recognized during the period January 1, 2020 to November 30, 2020.

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Long-term Capital Gains	$70,606	$233,679

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Small Cap Fund	732,128	1,037,443

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .71% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,434	$20
Class M	.25%	.25%	2,326	21
Class C	.75%	.25%	793	53
			$4,553	$94

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$60
Class M	10
Class C(a)	7
$77

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,188.21
Class M	875.19
Class C	216.27
Class I	667.19
Class Z	36.04
	$2,982

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Small Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Small Cap Fund	$33

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Small Cap Fund	Borrower	$19,902	1.30%	$4

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Small Cap Fund	$4

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Small Cap Fund	$8	$–(a)	$–

 (a) Amount represents less than five hundred dollars.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $93 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $7.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $18 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Class A	$24,709	$70,409
Class M	22,581	69,540
Class C	5,121	28,270
Class I	14,130	58,773
Class Z	4,065	6,687
Total	$70,606	$233,679

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Class A
Shares sold	2,249	5,398	$48,811	$117,576
Reinvestment of distributions	1,006	3,724	23,936	68,215
Shares redeemed	(5,744)	(8,332)	(125,770)	(183,112)
Net increase (decrease)	(2,489)	790	$(53,023)	$2,679
Class M
Shares sold	2,550	2,649	$49,900	$52,736
Reinvestment of distributions	1,035	4,110	22,299	68,624
Shares redeemed	(6,793)	(7,883)	(133,734)	(157,565)
Net increase (decrease)	(3,208)	(1,124)	$(61,535)	$(36,205)
Class C
Shares sold	354	637	$5,349	$9,759
Reinvestment of distributions	302	2,131	4,988	27,737
Shares redeemed	(1,737)	(7,879)	(26,156)	(121,637)
Net increase (decrease)	(1,081)	(5,111)	$(15,819)	$(84,141)
Class I
Shares sold	2,867	2,794	$70,175	$67,982
Reinvestment of distributions	491	2,665	13,113	54,406
Shares redeemed	(6,484)	(11,902)	(157,609)	(288,598)
Net increase (decrease)	(3,126)	(6,443)	$(74,321)	$(166,210)
Class Z
Shares sold	2,960	3,553	$72,922	$90,450
Reinvestment of distributions	129	290	3,452	5,933
Shares redeemed	(4,708)	(2,166)	(98,458)	(52,848)
Net increase (decrease)	(1,619)	1,677	$(22,084)	$43,535

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Small Cap Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Small Cap Fund
Class A	1.23%
Actual		$1,000.00	$1,240.60	$6.89
Hypothetical-C		$1,000.00	$1,018.85	$6.21
Class M	1.46%
Actual		$1,000.00	$1,238.40	$8.17
Hypothetical-C		$1,000.00	$1,017.70	$7.36
Class C	2.05%
Actual		$1,000.00	$1,235.20	$11.46
Hypothetical-C		$1,000.00	$1,014.75	$10.33
Class I	.96%
Actual		$1,000.00	$1,241.60	$5.38
Hypothetical-C		$1,000.00	$1,020.20	$4.85
Class Z	.81%
Actual		$1,000.00	$1,242.60	$4.54
Hypothetical-C		$1,000.00	$1,020.95	$4.09

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Small Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities.

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Small Cap Fund
Class A	12/30/20	12/29/20	$0.731
Class M	12/30/20	12/29/20	$0.731
Class C	12/30/20	12/29/20	$0.731
Class I	12/30/20	12/29/20	$0.731
Class Z	12/30/20	12/29/20	$0.731

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $53,110,874, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	343,513,919.745	39.980
Against	74,157,258.841	8.631
Abstain	55,109,775.011	6.414
Broker Non-Vote	386,440,281.260	44.976
TOTAL	859,221,234.856	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

ASCF-ANN-0121
1.713164.123

Fidelity Advisor® Stock Selector Mid Cap Fund

Annual Report

November 30, 2020

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	2.72%	8.66%	9.85%
Class M (incl. 3.50% sales charge)	4.90%	8.91%	9.86%
Class C (incl. contingent deferred sales charge)	7.10%	9.12%	9.66%
Fidelity® Stock Selector Mid Cap Fund	9.24%	10.19%	10.76%
Class I	9.23%	10.22%	10.77%
Class Z	9.39%	10.35%	10.84%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Fidelity Stock Selector Mid Cap Fund took place on June 6, 2012. Returns prior to June 6 2012, are those of Class I.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Mid Cap Fund - Class A on November 30, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$25,578	Fidelity Advisor® Stock Selector Mid Cap Fund - Class A
$29,733	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Co-Managers Robert Stansky and Pierre Sorel:  For the fiscal year ending November 30, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 8% to 9%, underperforming the 9.70% result of the benchmark S&P MidCap 400® Index. Versus the benchmark, security selection was the primary detractor, especially within the retailing area of the consumer discretionary sector. Picks in consumer staples also hurt. Also hindering our result were stock picks in the communication services sector, especially within the media & entertainment industry. Our biggest individual relative detractor was an out-of-benchmark stake in MRC Global (-57%). We increased our position this period. Our second-largest relative detractor this period was avoiding Etsy, a benchmark component that gained roughly 158%. Another notable relative detractor was an outsized stake in First Horizon (-20%), which was among our largest holdings this period. In contrast, the biggest contributor to performance versus the benchmark was our security selection in real estate. Picks in the health care sector, especially within the health care equipment & services industry, also bolstered the fund's relative result. Also boosting the fund's relative performance was stock selection and an underweighting in financials. Quidel, a stake we established this period, was the fund's biggest individual relative contributor, increasing 171%. The fund's non-benchmark stake in HD Supply Holdings, one of our biggest positions, gained 41%. The fund's non-benchmark stake in Discover Financial Services, a position not held at period end, gained 129%. Notable changes in positioning include increased exposure to the industrials sector and a lower allocation to real estate.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On November 1, 2020, Nicola Stafford joined Fidelity's Stock Selector Mid Cap team, succeeding Gordon Scott as co-manager responsible for the fund's consumer discretionary, consumer staples and communication services sleeves.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
Curtiss-Wright Corp.	2.0
HD Supply Holdings, Inc.	1.9
AECOM	1.7
Sensata Technologies, Inc. PLC	1.4
Caesars Entertainment, Inc.	1.4
Nielsen Holdings PLC	1.3
Ceridian HCM Holding, Inc.	1.2
Kirby Corp.	1.2
Jeld-Wen Holding, Inc.	1.2
Allison Transmission Holdings, Inc.	1.2
14.5

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Industrials	18.9
Information Technology	16.1
Financials	14.5
Consumer Discretionary	12.9
Health Care	9.6

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks and Equity Futures	97.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 9.6%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value (000s)
COMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.1%
GCI Liberty, Inc. (a)	24,724	$2,253
Entertainment - 0.3%
Cinemark Holdings, Inc.	28,500	440
Liberty Media Corp.:
Liberty Formula One Group Series C (a)	22,200	928
Liberty SiriusXM Series A (a)	54,000	2,211
Live Nation Entertainment, Inc. (a)	14,700	965
Warner Music Group Corp. Class A	31,600	939
		5,483
Interactive Media & Services - 0.0%
InterActiveCorp (a)	9,300	1,321
Media - 1.2%
Cable One, Inc.	4,600	9,111
Discovery Communications, Inc. Class A (a)(b)	55,280	1,488
Interpublic Group of Companies, Inc.	119,751	2,668
Nexstar Broadcasting Group, Inc. Class A	24,900	2,621
Omnicom Group, Inc.	21,582	1,360
S4 Capital PLC (a)	109,000	692
The New York Times Co. Class A	111,500	4,784
		22,724

TOTAL COMMUNICATION SERVICES		31,781

CONSUMER DISCRETIONARY - 12.6%
Auto Components - 1.3%
BorgWarner, Inc.	217,250	8,440
Lear Corp.	112,753	16,118
		24,558
Automobiles - 0.7%
Harley-Davidson, Inc.	345,272	13,911
Distributors - 0.6%
LKQ Corp. (a)	311,598	10,974
Diversified Consumer Services - 0.0%
Cairo Mezz PLC (a)	4,444,132	518
Hotels, Restaurants & Leisure - 3.5%
Aristocrat Leisure Ltd.	219,980	5,177
Caesars Entertainment, Inc. (a)	392,302	26,724
Churchill Downs, Inc.	90,047	16,201
Darden Restaurants, Inc.	81,955	8,850
Wyndham Hotels & Resorts, Inc.	194,833	11,203
		68,155
Household Durables - 2.4%
Leggett & Platt, Inc.	130,540	5,626
Mohawk Industries, Inc. (a)	86,640	10,902
NVR, Inc. (a)	2,778	11,104
Taylor Morrison Home Corp. (a)	404,764	10,232
Whirlpool Corp.	42,920	8,353
		46,217
Leisure Products - 0.7%
Mattel, Inc. (a)	898,576	13,919
Multiline Retail - 0.4%
Nordstrom, Inc. (b)	267,234	6,927
Textiles, Apparel & Luxury Goods - 3.0%
Capri Holdings Ltd. (a)	303,264	10,729
Columbia Sportswear Co.	83,904	6,874
Gildan Activewear, Inc. (b)	218,302	5,704
PVH Corp.	176,554	14,034
Ralph Lauren Corp.	67,969	5,828
Tapestry, Inc.	546,049	15,464
		58,633

TOTAL CONSUMER DISCRETIONARY		243,812

CONSUMER STAPLES - 3.9%
Beverages - 0.3%
Boston Beer Co., Inc. Class A (a)	5,800	5,399
Molson Coors Beverage Co. Class B	30,500	1,403
		6,802
Food & Staples Retailing - 1.6%
BJ's Wholesale Club Holdings, Inc. (a)	310,205	12,715
Casey's General Stores, Inc.	11,900	2,162
Grocery Outlet Holding Corp. (a)	32,484	1,255
Sprouts Farmers Market LLC (a)	180,900	3,830
U.S. Foods Holding Corp. (a)	350,020	11,019
		30,981
Food Products - 1.3%
Bunge Ltd.	22,300	1,313
Darling Ingredients, Inc. (a)	141,200	6,817
Ingredion, Inc.	47,700	3,680
Lamb Weston Holdings, Inc.	34,100	2,468
Nomad Foods Ltd. (a)	125,800	3,038
Post Holdings, Inc. (a)	34,500	3,259
TreeHouse Foods, Inc. (a)	90,500	3,722
		24,297
Household Products - 0.7%
Energizer Holdings, Inc.	157,600	6,602
Reynolds Consumer Products, Inc.	88,600	2,688
Spectrum Brands Holdings, Inc.	52,807	3,529
		12,819

TOTAL CONSUMER STAPLES		74,899

ENERGY - 1.3%
Energy Equipment & Services - 0.1%
Dril-Quip, Inc. (a)	39,700	1,128
Liberty Oilfield Services, Inc. Class A	179,700	1,671
		2,799
Oil, Gas & Consumable Fuels - 1.2%
Cimarex Energy Co.	196,500	7,064
EQT Corp.	439,000	6,532
Hess Midstream LP	120,300	2,169
HollyFrontier Corp.	99,300	2,323
Parsley Energy, Inc. Class A	223,300	2,798
WPX Energy, Inc. (a)	192,900	1,373
		22,259

TOTAL ENERGY		25,058

FINANCIALS - 14.5%
Banks - 4.6%
First Horizon National Corp.	1,596,900	19,514
Huntington Bancshares, Inc.	795,706	9,612
Live Oak Bancshares, Inc. (b)	115,600	4,753
PacWest Bancorp	841,900	19,583
Piraeus Bank SA (a)	1,177,100	1,561
Signature Bank	119,200	13,373
TCF Financial Corp.	376,500	12,650
Wintrust Financial Corp.	140,200	7,639
		88,685
Capital Markets - 0.7%
AllianceBernstein Holding LP	115,100	3,668
Lazard Ltd. Class A	82,400	3,075
Virtu Financial, Inc. Class A	285,470	6,506
		13,249
Consumer Finance - 2.9%
Ally Financial, Inc.	167,400	4,963
First Cash Financial Services, Inc.	147,466	9,473
Navient Corp.	1,001,300	9,382
OneMain Holdings, Inc.	528,814	20,618
SLM Corp.	1,072,262	11,377
		55,813
Diversified Financial Services - 0.8%
Jaws Acquisition Corp. (a)	580,000	6,629
Triterras, Inc. (a)	31,005	369
Voya Financial, Inc.	148,000	8,529
		15,527
Insurance - 4.8%
American Financial Group, Inc.	181,923	16,266
Assurant, Inc.	116,800	15,081
BRP Group, Inc. (a)	374,966	11,043
Fairfax Financial Holdings Ltd. (sub. vtg.)	24,400	8,368
First American Financial Corp.	140,600	6,811
Reinsurance Group of America, Inc.	174,800	20,151
RenaissanceRe Holdings Ltd.	68,300	11,245
Talanx AG	112,600	4,126
		93,091
Mortgage Real Estate Investment Trusts - 0.1%
Redwood Trust, Inc.	347,900	3,009
Thrifts & Mortgage Finance - 0.6%
Essent Group Ltd.	149,400	6,553
MGIC Investment Corp.	478,700	5,725
		12,278

TOTAL FINANCIALS		281,652

HEALTH CARE - 9.6%
Biotechnology - 1.5%
Exelixis, Inc. (a)	600,000	11,496
Neurocrine Biosciences, Inc. (a)	109,000	10,348
Sarepta Therapeutics, Inc. (a)	48,000	6,761
		28,605
Health Care Equipment & Supplies - 5.1%
Hologic, Inc. (a)	180,000	12,443
Insulet Corp. (a)	62,000	15,978
Masimo Corp. (a)	86,000	21,886
Nanosonics Ltd. (a)	2,474,000	12,095
Nevro Corp. (a)	42,800	6,902
Penumbra, Inc. (a)	88,000	19,527
Quidel Corp. (a)	8,000	1,560
Tandem Diabetes Care, Inc. (a)	95,000	8,919
		99,310
Health Care Providers & Services - 2.1%
LHC Group, Inc. (a)	92,000	18,061
Molina Healthcare, Inc. (a)	110,000	22,454
		40,515
Life Sciences Tools & Services - 0.6%
Bruker Corp.	218,000	11,033
Pharmaceuticals - 0.3%
Nektar Therapeutics (a)(b)	400,000	6,556

TOTAL HEALTH CARE		186,019

INDUSTRIALS - 18.9%
Aerospace & Defense - 2.0%
Curtiss-Wright Corp.	331,400	38,198
Airlines - 0.2%
JetBlue Airways Corp. (a)	296,500	4,474
Building Products - 1.2%
Jeld-Wen Holding, Inc. (a)	972,309	23,520
Construction & Engineering - 4.4%
AECOM (a)	628,937	32,636
Arcadis NV	332,584	10,158
Fluor Corp.	1,129,400	19,505
Granite Construction, Inc. (b)	921,680	22,692
		84,991
Electrical Equipment - 1.4%
Sensata Technologies, Inc. PLC (a)	563,019	27,492
Machinery - 1.9%
Allison Transmission Holdings, Inc.	554,363	22,757
Colfax Corp. (a)	373,907	13,491
		36,248
Marine - 2.2%
A.P. Moller - Maersk A/S Series B	9,646	19,665
Kirby Corp. (a)	466,800	23,620
		43,285
Professional Services - 1.3%
Nielsen Holdings PLC	1,537,699	24,865
Road & Rail - 1.2%
Knight-Swift Transportation Holdings, Inc. Class A	300,400	12,404
Ryder System, Inc.	177,683	10,522
		22,926
Trading Companies & Distributors - 3.1%
Beacon Roofing Supply, Inc. (a)	149,631	5,445
HD Supply Holdings, Inc. (a)	667,319	37,223
MRC Global, Inc. (a)	2,905,430	16,793
		59,461

TOTAL INDUSTRIALS		365,460

INFORMATION TECHNOLOGY - 16.1%
Electronic Equipment & Components - 3.4%
Avnet, Inc.	401,900	12,198
Cognex Corp.	254,700	19,138
Jabil, Inc.	113,200	4,327
Trimble, Inc. (a)	333,700	19,979
TTM Technologies, Inc. (a)	466,200	6,089
Vishay Intertechnology, Inc.	259,000	5,014
		66,745
IT Services - 3.3%
Akamai Technologies, Inc. (a)	73,300	7,587
CACI International, Inc. Class A (a)	59,600	14,142
ExlService Holdings, Inc. (a)	77,173	6,425
Gartner, Inc. (a)	50,388	7,659
GoDaddy, Inc. (a)	132,000	10,499
Liveramp Holdings, Inc. (a)	72,800	4,260
WEX, Inc. (a)	79,300	13,738
		64,310
Semiconductors & Semiconductor Equipment - 1.3%
Cirrus Logic, Inc. (a)	178,300	14,282
ON Semiconductor Corp. (a)	373,600	10,741
		25,023
Software - 7.7%
Anaplan, Inc. (a)	116,300	8,140
Aspen Technology, Inc. (a)	57,600	7,744
Blackbaud, Inc.	174,000	9,586
Ceridian HCM Holding, Inc. (a)	247,900	23,903
Citrix Systems, Inc.	52,000	6,444
Elastic NV (a)	53,200	6,586
Guidewire Software, Inc. (a)	48,000	5,879
Nortonlifelock, Inc.	372,400	6,789
Nuance Communications, Inc. (a)	228,000	9,834
Parametric Technology Corp. (a)	176,500	19,036
Pluralsight, Inc. (a)	386,100	6,324
Proofpoint, Inc. (a)	65,100	6,737
RealPage, Inc. (a)	154,100	10,631
Slack Technologies, Inc. Class A (a)(b)	294,000	12,607
Tenable Holdings, Inc. (a)	244,500	8,804
		149,044
Technology Hardware, Storage & Peripherals - 0.4%
Western Digital Corp.	149,000	6,687

TOTAL INFORMATION TECHNOLOGY		311,809

MATERIALS - 5.9%
Chemicals - 2.4%
Ashland Global Holdings, Inc.	177,800	13,365
RPM International, Inc.	176,400	15,525
The Chemours Co. LLC	372,900	9,073
Valvoline, Inc.	378,804	8,633
		46,596
Construction Materials - 0.6%
Eagle Materials, Inc.	133,000	12,102
Containers & Packaging - 1.0%
Aptargroup, Inc.	149,600	18,897
Metals & Mining - 1.3%
Steel Dynamics, Inc.	449,800	16,287
Yamana Gold, Inc.	1,845,100	9,631
		25,918
Paper & Forest Products - 0.6%
Louisiana-Pacific Corp.	336,800	11,529

TOTAL MATERIALS		115,042

REAL ESTATE - 8.9%
Equity Real Estate Investment Trusts (REITs) - 8.2%
CoreSite Realty Corp.	124,300	15,586
CubeSmart	224,172	7,292
Douglas Emmett, Inc.	545,500	16,894
Duke Realty Corp.	379,874	14,458
Four Corners Property Trust, Inc.	472,672	13,240
Healthcare Realty Trust, Inc.	526,254	15,524
Highwoods Properties, Inc. (SBI)	182,000	6,971
Invitation Homes, Inc.	226,800	6,482
Lamar Advertising Co. Class A	17,800	1,417
Mid-America Apartment Communities, Inc.	50,600	6,384
Postal Realty Trust, Inc.	349,800	5,639
Potlatch Corp.	139,528	6,494
Sunstone Hotel Investors, Inc.	789,600	8,291
Terreno Realty Corp.	101,500	5,881
UDR, Inc.	162,063	6,235
Ventas, Inc.	287,400	13,769
VICI Properties, Inc.	297,400	7,521
		158,078
Real Estate Management & Development - 0.7%
Cushman & Wakefield PLC (a)	603,211	8,988
The RMR Group, Inc.	134,156	4,969
		13,957

TOTAL REAL ESTATE		172,035

UTILITIES - 3.5%
Electric Utilities - 1.4%
IDACORP, Inc.	53,292	4,827
OGE Energy Corp.	400,600	12,975
PNM Resources, Inc.	78,800	3,870
Portland General Electric Co.	149,100	6,170
		27,842
Gas Utilities - 0.3%
Southwest Gas Holdings, Inc.	94,000	6,040
Independent Power and Renewable Electricity Producers - 0.2%
Clearway Energy, Inc. Class C	142,600	4,174
Multi-Utilities - 0.8%
Black Hills Corp.	110,300	6,710
MDU Resources Group, Inc.	270,539	6,747
NiSource, Inc.	58,500	1,416
		14,873
Water Utilities - 0.8%
Essential Utilities, Inc.	328,015	14,853

TOTAL UTILITIES		67,782

TOTAL COMMON STOCKS
(Cost $1,543,628)		1,875,349

Nonconvertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Porsche Automobil Holding SE (Germany)
(Cost $6,904)	102,342	6,500
	Principal Amount (000s)	Value (000s)

U.S. Treasury Obligations - 0.4%
U.S. Treasury Bills, yield at date of purchase 0.09% 12/24/20 to 1/7/21(c)
(Cost $6,619)	6,620	6,620
	Shares	Value (000s)

Money Market Funds - 4.0%
Fidelity Cash Central Fund 0.09% (d)	49,342,573	$49,352
Fidelity Securities Lending Cash Central Fund 0.09% (d)(e)	28,360,049	28,363
TOTAL MONEY MARKET FUNDS
(Cost $77,712)		77,715
TOTAL INVESTMENT IN SECURITIES - 101.5%
(Cost $1,634,863)		1,966,184
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(28,557)
NET ASSETS - 100%		$1,937,627

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	24	Dec. 2020	$5,204	$427	$427

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $20,932,000.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $351,000.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$287
Fidelity Securities Lending Cash Central Fund	85
Total	$372

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$31,781	$31,089	$692	$--
Consumer Discretionary	250,312	243,294	7,018	--
Consumer Staples	74,899	74,899	--	--
Energy	25,058	25,058	--	--
Financials	281,652	275,965	5,687	--
Health Care	186,019	186,019	--	--
Industrials	365,460	335,637	29,823	--
Information Technology	311,809	311,809	--	--
Materials	115,042	115,042	--	--
Real Estate	172,035	172,035	--	--
Utilities	67,782	67,782	--	--
U.S. Government and Government Agency Obligations	6,620	--	6,620	--
Money Market Funds	77,715	77,715	--	--
Total Investments in Securities:	$1,966,184	$1,916,344	$49,840	$--
Derivative Instruments:
Assets
Futures Contracts	$427	$427	$--	$--
Total Assets	$427	$427	$--	$--
Total Derivative Instruments:	$427	$427	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Futures Contracts(a)	$427	$0
Total Equity Risk	427	0
Total Value of Derivatives	$427	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $27,100) — See accompanying schedule: Unaffiliated issuers (cost $1,557,151)	$1,888,469
Fidelity Central Funds (cost $77,712)	77,715
Total Investment in Securities (cost $1,634,863)		$1,966,184
Cash		58
Receivable for investments sold		934
Receivable for fund shares sold		708
Dividends receivable		2,358
Distributions receivable from Fidelity Central Funds		8
Prepaid expenses		3
Other receivables		72
Total assets		1,970,325
Liabilities
Payable for investments purchased	$1,280
Payable for fund shares redeemed	1,210
Accrued management fee	1,080
Distribution and service plan fees payable	353
Payable for daily variation margin on futures contracts	89
Other affiliated payables	306
Other payables and accrued expenses	21
Collateral on securities loaned	28,359
Total liabilities		32,698
Net Assets		$1,937,627
Net Assets consist of:
Paid in capital		$1,569,637
Total accumulated earnings (loss)		367,990
Net Assets		$1,937,627
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($626,278 ÷ 16,596.07 shares)(a)		$37.74
Maximum offering price per share (100/94.25 of $37.74)		$40.04
Class M:
Net Asset Value and redemption price per share ($496,186 ÷ 13,061.53 shares)(a)		$37.99
Maximum offering price per share (100/96.50 of $37.99)		$39.37
Class C:
Net Asset Value and offering price per share ($30,300 ÷ 902.23 shares)(a)		$33.58
Fidelity Stock Selector Mid Cap Fund:
Net Asset Value, offering price and redemption price per share ($341,925 ÷ 8,569.79 shares)		$39.90
Class I:
Net Asset Value, offering price and redemption price per share ($293,177 ÷ 7,328.03 shares)		$40.01
Class Z:
Net Asset Value, offering price and redemption price per share ($149,761 ÷ 3,746.38 shares)		$39.97

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2020
Investment Income
Dividends		$32,433
Special dividends		5,174
Interest		7
Income from Fidelity Central Funds (including $85 from security lending)		372
Total income		37,986
Expenses
Management fee
Basic fee	$9,800
Performance adjustment	2,258
Transfer agent fees	3,118
Distribution and service plan fees	3,971
Accounting fees	564
Custodian fees and expenses	45
Independent trustees' fees and expenses	10
Registration fees	120
Audit	65
Legal	16
Miscellaneous	66
Total expenses before reductions	20,033
Expense reductions	(258)
Total expenses after reductions		19,775
Net investment income (loss)		18,211
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,859
Fidelity Central Funds	1
Foreign currency transactions	22
Futures contracts	6,790
Total net realized gain (loss)		30,672
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	82,969
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	13
Futures contracts	276
Total change in net unrealized appreciation (depreciation)		83,257
Net gain (loss)		113,929
Net increase (decrease) in net assets resulting from operations		$132,140

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,211	$15,414
Net realized gain (loss)	30,672	72,632
Change in net unrealized appreciation (depreciation)	83,257	147,761
Net increase (decrease) in net assets resulting from operations	132,140	235,807
Distributions to shareholders	(85,310)	(314,397)
Share transactions - net increase (decrease)	(230,032)	218,415
Total increase (decrease) in net assets	(183,202)	139,825
Net Assets
Beginning of period	2,120,829	1,981,004
End of period	$1,937,627	$2,120,829

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Stock Selector Mid Cap Fund Class A

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.07	$39.28	$39.74	$33.13	$32.01
Income from Investment Operations
Net investment income (loss)A	.30B	.25	.26	.13	.20
Net realized and unrealized gain (loss)	2.85	2.80C	1.04	6.68	1.49
Total from investment operations	3.15	3.05	1.30	6.81	1.69
Distributions from net investment income	(.21)	(.25)	(.11)	(.19)	(.04)
Distributions from net realized gain	(1.27)	(6.01)	(1.65)	(.01)	(.53)
Total distributions	(1.48)	(6.26)	(1.76)	(.20)	(.57)
Net asset value, end of period	$37.74	$36.07	$39.28	$39.74	$33.13
Total ReturnD,E	8.99%	12.13%C	3.36%	20.64%	5.49%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.14%	1.14%	.93%	.87%	.88%
Expenses net of fee waivers, if any	1.14%	1.14%	.92%	.87%	.88%
Expenses net of all reductions	1.13%	1.14%	.91%	.86%	.88%
Net investment income (loss)	.94%B	.75%	.64%	.36%	.64%
Supplemental Data
Net assets, end of period (in millions)	$626	$623	$532	$564	$546
Portfolio turnover rateH	86%	57%	81%	84%	98%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 11.95%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class M

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$36.30	$39.43	$39.89	$33.25	$32.16
Income from Investment Operations
Net investment income (loss)A	.22B	.17	.16	.04	.13
Net realized and unrealized gain (loss)	2.86	2.85C	1.04	6.71	1.49
Total from investment operations	3.08	3.02	1.20	6.75	1.62
Distributions from net investment income	(.12)	(.14)	(.01)	(.11)	–
Distributions from net realized gain	(1.27)	(6.01)	(1.65)	(.01)	(.53)
Total distributions	(1.39)	(6.15)	(1.66)	(.11)D	(.53)
Net asset value, end of period	$37.99	$36.30	$39.43	$39.89	$33.25
Total ReturnE,F	8.71%	11.88%C	3.10%	20.37%	5.22%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.38%	1.38%	1.17%	1.11%	1.12%
Expenses net of fee waivers, if any	1.38%	1.38%	1.17%	1.11%	1.12%
Expenses net of all reductions	1.37%	1.38%	1.15%	1.10%	1.11%
Net investment income (loss)	.70%B	.51%	.39%	.11%	.41%
Supplemental Data
Net assets, end of period (in millions)	$496	$544	$536	$606	$591
Portfolio turnover rateI	86%	57%	81%	84%	98%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .42%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 11.70%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class C

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$32.15	$35.67	$36.25	$30.28	$29.48
Income from Investment Operations
Net investment income (loss)A	.04B	(.01)	(.05)	(.13)	(.03)
Net realized and unrealized gain (loss)	2.50	2.46C	.96	6.10	1.36
Total from investment operations	2.54	2.45	.91	5.97	1.33
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.11)	(5.97)	(1.49)	–	(.53)
Total distributions	(1.11)	(5.97)	(1.49)	–	(.53)
Net asset value, end of period	$33.58	$32.15	$35.67	$36.25	$30.28
Total ReturnD,E	8.10%	11.27%C	2.59%	19.72%	4.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.93%	1.93%	1.69%	1.63%	1.63%
Expenses net of fee waivers, if any	1.93%	1.93%	1.69%	1.63%	1.63%
Expenses net of all reductions	1.92%	1.93%	1.67%	1.62%	1.63%
Net investment income (loss)	.15%B	(.04)%	(.12)%	(.40)%	(.11)%
Supplemental Data
Net assets, end of period (in millions)	$30	$35	$114	$142	$140
Portfolio turnover rateH	86%	57%	81%	84%	98%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.14) %.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 11.09%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Stock Selector Mid Cap Fund

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$38.00	$41.00	$41.43	$34.53	$33.34
Income from Investment Operations
Net investment income (loss)A	.40B	.34	.33	.20	.28
Net realized and unrealized gain (loss)	3.01	2.99C	1.09	6.96	1.55
Total from investment operations	3.41	3.33	1.42	7.16	1.83
Distributions from net investment income	(.24)	(.32)	(.20)	(.26)	(.12)
Distributions from net realized gain	(1.27)	(6.01)	(1.65)	(.01)	(.53)
Total distributions	(1.51)	(6.33)	(1.85)	(.26)D	(.64)D
Net asset value, end of period	$39.90	$38.00	$41.00	$41.43	$34.53
Total ReturnE	9.24%	12.38%C	3.53%	20.87%	5.73%
Ratios to Average Net AssetsF,G
Expenses before reductions	.89%	.94%	.77%	.70%	.64%
Expenses net of fee waivers, if any	.89%	.94%	.76%	.70%	.64%
Expenses net of all reductions	.88%	.94%	.75%	.69%	.63%
Net investment income (loss)	1.19%B	.95%	.80%	.53%	.89%
Supplemental Data
Net assets, end of period (in millions)	$342	$362	$502	$545	$222
Portfolio turnover rateH	86%	57%	81%	84%	98%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.20%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class I

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$38.15	$41.11	$41.51	$34.60	$33.39
Income from Investment Operations
Net investment income (loss)A	.40B	.35	.36	.23	.28
Net realized and unrealized gain (loss)	3.02	3.01C	1.10	6.96	1.56
Total from investment operations	3.42	3.36	1.46	7.19	1.84
Distributions from net investment income	(.29)	(.31)	(.21)	(.27)	(.11)
Distributions from net realized gain	(1.27)	(6.01)	(1.65)	(.01)	(.53)
Total distributions	(1.56)	(6.32)	(1.86)	(.28)	(.63)D
Net asset value, end of period	$40.01	$38.15	$41.11	$41.51	$34.60
Total ReturnE	9.23%	12.41%C	3.62%	20.92%	5.75%
Ratios to Average Net AssetsF,G
Expenses before reductions	.90%	.91%	.69%	.63%	.64%
Expenses net of fee waivers, if any	.90%	.91%	.69%	.63%	.64%
Expenses net of all reductions	.89%	.91%	.67%	.62%	.64%
Net investment income (loss)	1.18%B	.98%	.87%	.60%	.88%
Supplemental Data
Net assets, end of period (in millions)	$293	$312	$279	$683	$523
Portfolio turnover rateH	86%	57%	81%	84%	98%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .90%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.23%.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Stock Selector Mid Cap Fund Class Z

Years ended November 30,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$38.12	$41.15	$41.57	$35.79
Income from Investment Operations
Net investment income (loss)B	.44C	.41	.43	.23
Net realized and unrealized gain (loss)	3.03	2.99D	1.08	5.55
Total from investment operations	3.47	3.40	1.51	5.78
Distributions from net investment income	(.35)	(.42)	(.28)	–
Distributions from net realized gain	(1.27)	(6.01)	(1.65)	–
Total distributions	(1.62)	(6.43)	(1.93)	–
Net asset value, end of period	$39.97	$38.12	$41.15	$41.57
Total ReturnE,F	9.39%	12.59%D	3.75%	16.15%
Ratios to Average Net AssetsG,H
Expenses before reductions	.75%	.75%	.53%	.48%I
Expenses net of fee waivers, if any	.75%	.75%	.53%	.47%I
Expenses net of all reductions	.73%	.75%	.52%	.46%I
Net investment income (loss)	1.33%C	1.14%	1.03%	.69%I
Supplemental Data
Net assets, end of period (in millions)	$150	$245	$18	$9
Portfolio turnover rateJ	86%	57%	81%	84%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.05%.

 D Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.06 per share. Excluding these litigation proceeds, the total return would have been 12.41%.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Stock Selector Mid Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Stock Selector Mid Cap Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$411,354
Gross unrealized depreciation	(85,036)
Net unrealized appreciation (depreciation)	$326,318
Tax Cost	$1,639,866

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,523
Undistributed long-term capital gain	$25,142
Net unrealized appreciation (depreciation) on securities and other investments	$326,327

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$21,178	$ 31,377
Long-term Capital Gains	64,132	283,020
Total	$85,310	$ 314,397

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Stock Selector Mid Cap Fund	1,538,561	1,788,167

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P MidCap 400 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,373	$27
Class M	.25%	.25%	2,308	39
Class C	.75%	.25%	290	29
			$3,971	$95

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$53
Class M	12
Class C(a)	3
$68

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,020.19
Class M	810.18
Class C	65.23
Fidelity Stock Selector Mid Cap Fund	591.19
Class I	538.20
Class Z	94.04
	$3,118

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Stock Selector Mid Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Stock Selector Mid Cap Fund	$56

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Stock Selector Mid Cap Fund	$4

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Stock Selector Mid Cap Fund	$9	$–	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $239 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $11 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Class A	$25,261	$84,647
Class M	20,788	83,088
Class C	1,203	18,993
Fidelity Stock Selector Mid Cap Fund	14,538	82,532
Class I	12,973	42,535
Class Z	10,547	2,602
Total	$85,310	$314,397

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Class A
Shares sold	1,946	3,779	$60,114	$125,147
Reinvestment of distributions	663	2,756	23,541	78,073
Shares redeemed	(3,286)	(2,815)	(103,394)	(93,979)
Net increase (decrease)	(677)	3,720	$(19,739)	$109,241
Class M
Shares sold	1,204	1,917	$38,954	$63,921
Reinvestment of distributions	565	2,831	20,270	80,879
Shares redeemed	(3,685)	(3,357)	(116,444)	(113,233)
Net increase (decrease)	(1,916)	1,391	$(57,220)	$31,567
Class C
Shares sold	146	276	$4,091	$8,212
Reinvestment of distributions	37	737	1,171	18,739
Shares redeemed	(377)	(3,110)	(10,339)	(92,128)
Net increase (decrease)	(194)	(2,097)	$(5,077)	$(65,177)
Fidelity Stock Selector Mid Cap Fund
Shares sold	1,599	4,085	$54,538	$146,301
Reinvestment of distributions	376	2,719	14,097	81,003
Shares redeemed	(2,921)	(9,537)	(94,539)	(335,660)
Net increase (decrease)	(946)	(2,733)	$(25,904)	$(108,356)
Class I
Shares sold	1,451	2,002	$47,436	$69,438
Reinvestment of distributions	334	1,375	12,548	41,120
Shares redeemed	(2,636)	(1,982)	(88,147)	(69,771)
Net increase (decrease)	(851)	1,395	$(28,163)	$40,787
Class Z
Shares sold	2,717	6,216	$86,380	$219,042
Reinvestment of distributions	277	76	10,383	2,264
Shares redeemed	(5,681)	(297)	(190,692)	(10,953)
Net increase (decrease)	(2,687)	5,995	$(93,929)	$210,353

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Stock Selector Mid Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Stock Selector Mid Cap Fund (the "Fund"), a fund of Advisor Series I, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Stock Selector Mid Cap Fund
Class A	1.11%
Actual		$1,000.00	$1,274.60	$6.31
Hypothetical-C		$1,000.00	$1,019.45	$5.60
Class M	1.34%
Actual		$1,000.00	$1,273.10	$7.61
Hypothetical-C		$1,000.00	$1,018.30	$6.76
Class C	1.90%
Actual		$1,000.00	$1,269.60	$10.78
Hypothetical-C		$1,000.00	$1,015.50	$9.57
Fidelity Stock Selector Mid Cap Fund	.86%
Actual		$1,000.00	$1,276.00	$4.89
Hypothetical-C		$1,000.00	$1,020.70	$4.34
Class I	.87%
Actual		$1,000.00	$1,276.20	$4.95
Hypothetical-C		$1,000.00	$1,020.65	$4.39
Class Z	.70%
Actual		$1,000.00	$1,277.00	$3.98
Hypothetical-C		$1,000.00	$1,021.50	$3.54

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Stock Selector Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Stock Selector Mid Cap Fund
Class A	12/30/20	12/29/20	$0.347	$0.536
Class M	12/30/20	12/29/20	$0.254	$0.536
Class C	12/30/20	12/29/20	$0.103	$0.536
Fidelity Stock Selector Mid Cap Fund	12/30/20	12/29/20	$0.422	$0.536
Class I	12/30/20	12/29/20	$0.420	$0.536
Class Z	12/30/20	12/29/20	$0.469	$0.536

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $25,141,775, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100%; Class M designates 100%; Class C designates 0%; Fidelity Stock Selector Mid Cap Fund designates 100%; Class I designates 100% and Class Z designates 93% of the dividends distributed in December 2019, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class M designates 100%; Class C designates 0%; Fidelity Stock Selector Mid Cap Fund designates 100%; Class I designates 100% and Class Z designates 100%; of the dividends distributed in December 2019, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	617,254,534.224	58.238
Against	97,872,244.293	9.234
Abstain	73,431,474.835	6.928
Broker Non-Vote	271,317,053.100	25.599
TOTAL	1,059,875,306.452	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

MC-ANN-0121
1.539186.123

Fidelity Advisor® Large Cap Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(0.18)%	9.14%	11.77%
Class M (incl. 3.50% sales charge)	1.92%	9.38%	11.74%
Class C (incl. contingent deferred sales charge)	4.13%	9.60%	11.58%
Class I	6.17%	10.73%	12.74%
Class Z	6.30%	10.84%	12.80%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Large Cap Fund - Class A on November 30, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$30,416	Fidelity Advisor® Large Cap Fund - Class A
$37,703	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Matthew Fruhan:  For the fiscal year ending November 30, 2020, the fund's share classes (excluding sales charges, if applicable) gained roughly 5% to 6%, underperforming the 17.46% result of the benchmark S&P 500® index. The primary detractor from performance versus the benchmark was our stock selection in health care. An overweight in energy also hindered performance. Also hampering our result were stock picks and an overweight in the financials sector, especially within the banks industry. The biggest individual relative detractor was an overweight position in Exxon Mobil (-40%). Exxon Mobil was among the fund's largest holdings. Another notable relative detractor was an outsized stake in Wells Fargo (-48%), which was among our biggest holdings. Avoiding Amazon.com, a benchmark component that gained 76%, also hurt performance. Conversely, the biggest contributor to performance versus the benchmark was an underweight in real estate. Stock selection in information technology and an underweight in utilities also helped. The biggest individual relative contributor was an overweight position in Qualcomm (+81%). Qualcomm was among the fund's largest holdings. Also adding value was our overweight in United Parcel Service, which gained about 47%. Another notable relative contributor was an outsized stake in FedEx (+82%). Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
General Electric Co.	6.5
Microsoft Corp.	6.4
Comcast Corp. Class A	3.8
Apple, Inc.	3.4
Wells Fargo & Co.	3.2
Bank of America Corp.	3.1
Exxon Mobil Corp.	3.1
Altria Group, Inc.	2.9
Qualcomm, Inc.	2.8
Bristol-Myers Squibb Co.	2.3
37.5

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	19.5
Financials	16.8
Health Care	16.8
Industrials	15.5
Communication Services	8.7

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	99.0%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 10.7%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
COMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	92,776	$5,604,598
Entertainment - 2.7%
Activision Blizzard, Inc.	38,611	3,068,802
Nintendo Co. Ltd. ADR	44,400	3,150,180
The Walt Disney Co.	65,075	9,631,751
Vivendi SA	236,534	7,090,935
Warner Music Group Corp. Class A	20,900	621,357
		23,563,025
Interactive Media & Services - 1.1%
Alphabet, Inc.:
Class A (a)	1,884	3,305,290
Class C (a)	1,762	3,102,424
Match Group, Inc. (a)	23,735	3,304,149
		9,711,863
Media - 4.2%
Comcast Corp. Class A	657,023	33,008,836
Discovery Communications, Inc. Class A (a)	12,737	342,753
Interpublic Group of Companies, Inc.	136,020	3,030,526
		36,382,115

TOTAL COMMUNICATION SERVICES		75,261,601

CONSUMER DISCRETIONARY - 5.6%
Auto Components - 0.6%
BorgWarner, Inc.	138,816	5,393,002
Automobiles - 0.8%
General Motors Co.	161,200	7,067,008
Distributors - 0.1%
LKQ Corp. (a)	27,002	951,010
Hotels, Restaurants & Leisure - 0.3%
Marriott International, Inc. Class A	5,200	659,724
Starbucks Corp.	19,100	1,872,182
		2,531,906
Household Durables - 1.4%
Mohawk Industries, Inc. (a)	38,906	4,895,542
Sony Corp. sponsored ADR	14,500	1,352,705
Whirlpool Corp.	31,634	6,156,293
		12,404,540
Internet & Direct Marketing Retail - 1.1%
Expedia, Inc.	18,800	2,340,412
Ocado Group PLC (a)	6,400	188,168
The Booking Holdings, Inc. (a)	3,464	7,026,551
		9,555,131
Specialty Retail - 1.2%
Lowe's Companies, Inc.	65,330	10,179,721
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc. Class B	3,600	484,920
Tapestry, Inc.	19,446	550,711
		1,035,631

TOTAL CONSUMER DISCRETIONARY		49,117,949

CONSUMER STAPLES - 6.3%
Beverages - 1.5%
Anheuser-Busch InBev SA NV ADR	12,400	826,832
Diageo PLC sponsored ADR	18,000	2,789,100
Keurig Dr. Pepper, Inc.	36,900	1,123,605
The Coca-Cola Co.	161,181	8,316,940
		13,056,477
Food & Staples Retailing - 0.9%
Performance Food Group Co. (a)	40,500	1,756,890
Sysco Corp.	77,600	5,532,104
		7,288,994
Food Products - 0.0%
Lamb Weston Holdings, Inc.	3,500	253,330
Household Products - 0.2%
Colgate-Palmolive Co.	1,000	85,640
Spectrum Brands Holdings, Inc.	28,167	1,882,401
		1,968,041
Personal Products - 0.1%
Unilever PLC	17,400	1,050,580
Tobacco - 3.6%
Altria Group, Inc.	637,280	25,382,862
British American Tobacco PLC sponsored ADR	153,647	5,425,276
		30,808,138

TOTAL CONSUMER STAPLES		54,425,560

ENERGY - 6.6%
Energy Equipment & Services - 0.2%
Subsea 7 SA (a)	130,000	1,231,252
Oil, Gas & Consumable Fuels - 6.4%
Cabot Oil & Gas Corp.	36,500	639,480
Cenovus Energy, Inc. (Canada)	1,084,562	5,378,131
Equinor ASA sponsored ADR	255,375	3,917,453
Exxon Mobil Corp.	698,468	26,632,585
Hess Corp.	221,635	10,456,739
Kosmos Energy Ltd.	1,052,016	1,851,548
Phillips 66 Co.	37,800	2,289,924
Royal Dutch Shell PLC Class B sponsored ADR	79,700	2,586,265
Total SA sponsored ADR	49,355	2,079,820
		55,831,945

TOTAL ENERGY		57,063,197

FINANCIALS - 16.8%
Banks - 10.7%
Bank of America Corp.	970,514	27,329,674
JPMorgan Chase & Co.	107,118	12,627,070
M&T Bank Corp.	12,828	1,494,334
PNC Financial Services Group, Inc.	73,041	10,084,771
Truist Financial Corp.	163,727	7,600,207
U.S. Bancorp	140,990	6,092,178
Wells Fargo & Co.	1,005,903	27,511,447
		92,739,681
Capital Markets - 3.6%
KKR & Co. LP	108,991	4,134,029
Morgan Stanley	76,525	4,731,541
Northern Trust Corp.	113,291	10,549,658
Raymond James Financial, Inc.	20,062	1,824,639
State Street Corp.	140,019	9,868,539
		31,108,406
Consumer Finance - 0.6%
Discover Financial Services	68,100	5,187,177
Encore Capital Group, Inc. (a)	400	13,656
		5,200,833
Diversified Financial Services - 0.5%
KKR Renaissance Co-Invest LP unit (a)(b)	9,037	4,844,080
Insurance - 0.3%
Chubb Ltd.	14,695	2,172,362
The Travelers Companies, Inc.	5,600	726,040
		2,898,402
Thrifts & Mortgage Finance - 1.1%
MGIC Investment Corp.	152,476	1,823,613
Radian Group, Inc.	412,031	7,779,145
		9,602,758

TOTAL FINANCIALS		146,394,160

HEALTH CARE - 16.8%
Biotechnology - 1.9%
AbbVie, Inc.	17,226	1,801,495
ADC Therapeutics SA (a)	14,200	529,802
Alexion Pharmaceuticals, Inc. (a)	48,756	5,953,595
Alnylam Pharmaceuticals, Inc. (a)	11,419	1,483,442
Crinetics Pharmaceuticals, Inc. (a)	18,200	243,334
Gritstone Oncology, Inc. (a)	49,240	150,182
Heron Therapeutics, Inc. (a)	9,716	168,378
Insmed, Inc. (a)	80,886	3,155,363
Intercept Pharmaceuticals, Inc. (a)(c)	66,750	2,370,293
United Therapeutics Corp. (a)	2,600	344,864
Vaxcyte, Inc.	11,800	378,780
		16,579,528
Health Care Equipment & Supplies - 1.1%
Becton, Dickinson & Co.	11,197	2,629,503
Boston Scientific Corp. (a)	192,626	6,385,552
Intuitive Surgical, Inc. (a)	100	72,605
		9,087,660
Health Care Providers & Services - 6.8%
AmerisourceBergen Corp.	27,979	2,884,915
Cardinal Health, Inc.	98,382	5,370,673
Centene Corp. (a)	16,400	1,011,060
Cigna Corp.	60,003	12,549,027
Covetrus, Inc. (a)	36,821	994,719
CVS Health Corp.	176,198	11,944,462
McKesson Corp.	61,606	11,083,535
UnitedHealth Group, Inc.	39,399	13,251,460
		59,089,851
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	114,062	143,718
Pharmaceuticals - 7.0%
Bayer AG	170,356	9,814,846
Bristol-Myers Squibb Co.	324,617	20,256,101
GlaxoSmithKline PLC sponsored ADR	312,738	11,505,631
Intra-Cellular Therapies, Inc. (a)	9,500	224,580
Johnson & Johnson	99,084	14,335,473
Pliant Therapeutics, Inc.	16,400	451,328
Sanofi SA sponsored ADR	73,500	3,689,700
TherapeuticsMD, Inc. (a)(c)	513,152	687,624
		60,965,283

TOTAL HEALTH CARE		145,866,040

INDUSTRIALS - 15.5%
Aerospace & Defense - 1.2%
Airbus Group NV	14,900	1,557,758
General Dynamics Corp.	13,129	1,960,816
Huntington Ingalls Industries, Inc.	9,319	1,492,811
MTU Aero Engines Holdings AG	400	94,197
Raytheon Technologies Corp.	16,392	1,175,634
Safran SA (a)	6,200	903,799
The Boeing Co.	16,467	3,469,762
		10,654,777
Air Freight & Logistics - 3.3%
FedEx Corp.	30,992	8,881,687
United Parcel Service, Inc. Class B	114,763	19,632,506
		28,514,193
Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR (a)	9,000	933,930
Building Products - 0.1%
Johnson Controls International PLC	26,000	1,197,040
Electrical Equipment - 1.3%
Acuity Brands, Inc.	16,956	2,013,016
Hubbell, Inc. Class B	12,385	2,001,292
Vertiv Holdings Co.	36,100	675,431
Vertiv Holdings LLC (b)	350,000	6,548,500
		11,238,239
Industrial Conglomerates - 6.9%
3M Co.	17,059	2,946,601
General Electric Co.	5,551,508	56,514,348
		59,460,949
Machinery - 1.3%
Caterpillar, Inc.	4,100	711,719
Cummins, Inc.	6,400	1,479,488
Epiroc AB Class A	20,700	344,076
Flowserve Corp.	50,119	1,708,056
Fortive Corp.	27,900	1,956,627
Otis Worldwide Corp.	19,696	1,318,450
Stanley Black & Decker, Inc.	9,300	1,714,083
Westinghouse Air Brake Co.	33,045	2,422,199
		11,654,698
Professional Services - 0.1%
Acacia Research Corp. (a)	36,900	136,161
Equifax, Inc.	3,700	617,530
		753,691
Road & Rail - 1.2%
J.B. Hunt Transport Services, Inc.	10,415	1,408,941
Knight-Swift Transportation Holdings, Inc. Class A	128,958	5,324,676
Lyft, Inc. (a)	29,716	1,134,260
Ryder System, Inc.	39,200	2,321,424
		10,189,301
Trading Companies & Distributors - 0.0%
Beijer Ref AB (B Shares)	5,300	181,361

TOTAL INDUSTRIALS		134,778,179

INFORMATION TECHNOLOGY - 19.5%
Electronic Equipment & Components - 0.1%
CDW Corp.	3,300	430,617
Vontier Corp. (a)	11,180	370,841
		801,458
IT Services - 3.9%
Amadeus IT Holding SA Class A	14,100	969,579
Edenred SA	23,600	1,348,625
Fidelity National Information Services, Inc.	39,700	5,891,877
Gartner, Inc. (a)	600	91,200
Genpact Ltd.	39,100	1,589,415
IBM Corp.	11,200	1,383,424
MasterCard, Inc. Class A	8,015	2,697,128
Snowflake Computing, Inc.	1,700	553,928
Twilio, Inc. Class A (a)	1,900	608,171
Unisys Corp. (a)	150,162	2,189,362
Visa, Inc. Class A	78,827	16,581,259
		33,903,968
Semiconductors & Semiconductor Equipment - 3.6%
Analog Devices, Inc.	11,118	1,546,291
Applied Materials, Inc.	25,816	2,129,304
Intel Corp.	12,700	614,045
Lam Research Corp.	2,800	1,267,448
Marvell Technology Group Ltd.	30,601	1,416,520
NVIDIA Corp.	207	110,964
Qualcomm, Inc.	166,001	24,430,367
		31,514,939
Software - 8.3%
Autodesk, Inc. (a)	9,741	2,729,720
Dynatrace, Inc. (a)	28,365	1,078,437
Elastic NV (a)	18,500	2,290,300
Microsoft Corp.	259,153	55,476,883
Parametric Technology Corp. (a)	12,700	1,369,695
SAP SE sponsored ADR	70,817	8,580,188
Workday, Inc. Class A (a)	3,900	876,681
		72,401,904
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	248,368	29,568,210
Samsung Electronics Co. Ltd.	22,520	1,355,036
		30,923,246

TOTAL INFORMATION TECHNOLOGY		169,545,515

MATERIALS - 2.3%
Chemicals - 1.3%
DuPont de Nemours, Inc.	107,600	6,826,144
Intrepid Potash, Inc. (a)	28,081	363,368
Livent Corp. (a)	4,400	66,748
Nutrien Ltd.	51,805	2,556,942
PPG Industries, Inc.	11,300	1,658,501
		11,471,703
Metals & Mining - 1.0%
BHP Billiton Ltd. sponsored ADR (c)	73,165	4,081,875
Freeport-McMoRan, Inc.	186,704	4,367,007
		8,448,882

TOTAL MATERIALS		19,920,585

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
American Tower Corp.	8,409	1,944,161
Equinix, Inc.	1,542	1,075,992
Simon Property Group, Inc.	17,400	1,436,718
		4,456,871
UTILITIES - 0.4%
Electric Utilities - 0.3%
Entergy Corp.	8,900	968,765
Southern Co.	22,900	1,370,565
		2,339,330
Multi-Utilities - 0.1%
CenterPoint Energy, Inc.	31,100	721,209
Sempra Energy	2,434	310,286
		1,031,495

TOTAL UTILITIES		3,370,825

TOTAL COMMON STOCKS
(Cost $652,525,427)		860,200,482

Other - 0.2%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Utica Shale Drilling Program (non-operating revenue interest) (b)(d)(e)
(Cost $3,301,608)	3,301,608	1,457,330

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.09% (f)	6,187,418	6,188,656
Fidelity Securities Lending Cash Central Fund 0.09% (f)(g)	6,939,237	6,939,931
TOTAL MONEY MARKET FUNDS
(Cost $13,128,587)		13,128,587
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $668,955,622)		874,786,399
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(6,401,805)
NET ASSETS - 100%		$868,384,594

Legend

 (a) Non-income producing

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,849,909 or 1.5% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
KKR Renaissance Co-Invest LP unit	7/25/13	$934,403
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$3,301,608
Vertiv Holdings LLC	2/6/20	$3,500,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$64,397
Fidelity Securities Lending Cash Central Fund	247,628
Total	$312,025

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$75,261,601	$68,170,666	$7,090,935	$--
Consumer Discretionary	49,117,949	48,929,781	188,168	--
Consumer Staples	54,425,560	53,374,980	1,050,580	--
Energy	57,063,197	55,831,945	1,231,252	--
Financials	146,394,160	141,550,080	4,844,080	--
Health Care	145,866,040	136,051,194	9,814,846	--
Industrials	134,778,179	131,696,988	3,081,191	--
Information Technology	169,545,515	167,227,311	2,318,204	--
Materials	19,920,585	19,920,585	--	--
Real Estate	4,456,871	4,456,871	--	--
Utilities	3,370,825	3,370,825	--	--
Other	1,457,330	--	--	1,457,330
Money Market Funds	13,128,587	13,128,587	--	--
Total Investments in Securities:	$874,786,399	$843,709,813	$29,619,256	$1,457,330

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.3%
United Kingdom	2.7%
Germany	2.1%
France	1.6%
Others (Individually Less Than 1%)	4.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $6,509,472) — See accompanying schedule: Unaffiliated issuers (cost $655,827,035)	$861,657,812
Fidelity Central Funds (cost $13,128,587)	13,128,587
Total Investment in Securities (cost $668,955,622)		$874,786,399
Restricted cash		2,594
Receivable for investments sold		521,708
Receivable for fund shares sold		686,118
Dividends receivable		2,113,112
Distributions receivable from Fidelity Central Funds		7,259
Prepaid expenses		1,306
Other receivables		12,026
Total assets		878,130,522
Liabilities
Payable for investments purchased	$357,591
Payable for fund shares redeemed	1,889,065
Accrued management fee	186,534
Distribution and service plan fees payable	213,027
Other affiliated payables	143,468
Other payables and accrued expenses	14,168
Collateral on securities loaned	6,942,075
Total liabilities		9,745,928
Net Assets		$868,384,594
Net Assets consist of:
Paid in capital		$620,472,862
Total accumulated earnings (loss)		247,911,732
Net Assets		$868,384,594
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($389,142,749 ÷ 12,168,466 shares)(a)		$31.98
Maximum offering price per share (100/94.25 of $31.98)		$33.93
Class M:
Net Asset Value and redemption price per share ($153,918,456 ÷ 4,831,225 shares)(a)		$31.86
Maximum offering price per share (100/96.50 of $31.86)		$33.02
Class C:
Net Asset Value and offering price per share ($88,926,093 ÷ 3,166,939 shares)(a)		$28.08
Class I:
Net Asset Value, offering price and redemption price per share ($206,089,611 ÷ 6,071,542 shares)		$33.94
Class Z:
Net Asset Value, offering price and redemption price per share ($30,307,685 ÷ 893,183 shares)		$33.93

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Dividends		$21,358,369
Income from Fidelity Central Funds (including $247,628 from security lending)		312,025
Total income		21,670,394
Expenses
Management fee
Basic fee	$4,605,349
Performance adjustment	(2,363,781)
Transfer agent fees	1,550,559
Distribution and service plan fees	2,613,629
Accounting fees	295,381
Custodian fees and expenses	23,914
Independent trustees' fees and expenses	4,965
Registration fees	81,767
Audit	61,326
Legal	3,929
Miscellaneous	32,183
Total expenses before reductions	6,909,221
Expense reductions	(46,058)
Total expenses after reductions		6,863,163
Net investment income (loss)		14,807,231
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	43,901,367
Fidelity Central Funds	1,997
Foreign currency transactions	(1,359)
Total net realized gain (loss)		43,902,005
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(30,704,636)
Assets and liabilities in foreign currencies	14,554
Total change in net unrealized appreciation (depreciation)		(30,690,082)
Net gain (loss)		13,211,923
Net increase (decrease) in net assets resulting from operations		$28,019,154

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,807,231	$18,853,743
Net realized gain (loss)	43,902,005	122,681,695
Change in net unrealized appreciation (depreciation)	(30,690,082)	(5,212,247)
Net increase (decrease) in net assets resulting from operations	28,019,154	136,323,191
Distributions to shareholders	(84,162,150)	(156,407,970)
Share transactions - net increase (decrease)	(122,671,067)	(143,854,088)
Total increase (decrease) in net assets	(178,814,063)	(163,938,867)
Net Assets
Beginning of period	1,047,198,657	1,211,137,524
End of period	$868,384,594	$1,047,198,657

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Large Cap Fund Class A

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$32.80	$33.76	$34.98	$30.27	$28.12
Income from Investment Operations
Net investment income (loss)A	.50	.51	.40	.39	.34
Net realized and unrealized gain (loss)	1.36	2.97	.89	4.93	2.64
Total from investment operations	1.86	3.48	1.29	5.32	2.98
Distributions from net investment income	(.60)	(.45)	(.38)	(.33)	(.23)
Distributions from net realized gain	(2.08)	(3.99)	(2.13)	(.27)	(.60)
Total distributions	(2.68)	(4.44)	(2.51)	(.61)B	(.83)
Net asset value, end of period	$31.98	$32.80	$33.76	$34.98	$30.27
Total ReturnC,D	5.91%	14.19%	3.77%	17.84%	11.09%
Ratios to Average Net AssetsE,F
Expenses before reductions	.75%	.91%	.92%	.91%	.92%
Expenses net of fee waivers, if any	.75%	.91%	.92%	.91%	.92%
Expenses net of all reductions	.75%	.90%	.92%	.90%	.91%
Net investment income (loss)	1.76%	1.71%	1.17%	1.22%	1.25%
Supplemental Data
Net assets, end of period (000 omitted)	$389,143	$423,325	$401,495	$461,949	$455,182
Portfolio turnover rateG	22%	28%H	37%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class M

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$32.69	$33.63	$34.86	$30.17	$28.02
Income from Investment Operations
Net investment income (loss)A	.42	.43	.31	.31	.27
Net realized and unrealized gain (loss)	1.35	2.98	.89	4.91	2.64
Total from investment operations	1.77	3.41	1.20	5.22	2.91
Distributions from net investment income	(.52)	(.36)	(.29)	(.26)	(.16)
Distributions from net realized gain	(2.08)	(3.99)	(2.13)	(.27)	(.60)
Total distributions	(2.60)	(4.35)	(2.43)B	(.53)	(.76)
Net asset value, end of period	$31.86	$32.69	$33.63	$34.86	$30.17
Total ReturnC,D	5.62%	13.93%	3.50%	17.54%	10.81%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.01%	1.17%	1.18%	1.17%	1.18%
Expenses net of fee waivers, if any	1.01%	1.16%	1.18%	1.17%	1.18%
Expenses net of all reductions	1.00%	1.16%	1.18%	1.17%	1.18%
Net investment income (loss)	1.50%	1.46%	.92%	.96%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$153,918	$175,139	$173,195	$193,882	$173,119
Portfolio turnover rateG	22%	28%H	37%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class C

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$29.09	$30.44	$31.78	$27.58	$25.70
Income from Investment Operations
Net investment income (loss)A	.25	.25	.13	.14	.12
Net realized and unrealized gain (loss)	1.18	2.60	.81	4.49	2.40
Total from investment operations	1.43	2.85	.94	4.63	2.52
Distributions from net investment income	(.36)	(.21)	(.15)	(.15)	(.04)
Distributions from net realized gain	(2.08)	(3.99)	(2.13)	(.27)	(.60)
Total distributions	(2.44)	(4.20)	(2.28)	(.43)B	(.64)
Net asset value, end of period	$28.08	$29.09	$30.44	$31.78	$27.58
Total ReturnC,D	5.10%	13.33%	3.01%	16.97%	10.21%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.53%	1.67%	1.69%	1.67%	1.67%
Expenses net of fee waivers, if any	1.52%	1.67%	1.69%	1.67%	1.67%
Expenses net of all reductions	1.52%	1.67%	1.68%	1.66%	1.67%
Net investment income (loss)	.98%	.95%	.41%	.46%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$88,926	$119,072	$158,775	$194,553	$169,524
Portfolio turnover rateG	22%	28%H	37%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class I

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$34.63	$35.37	$36.53	$31.57	$29.30
Income from Investment Operations
Net investment income (loss)A	.61	.62	.51	.50	.43
Net realized and unrealized gain (loss)	1.44	3.17	.93	5.14	2.74
Total from investment operations	2.05	3.79	1.44	5.64	3.17
Distributions from net investment income	(.66)	(.54)	(.47)	(.40)	(.30)
Distributions from net realized gain	(2.08)	(3.99)	(2.13)	(.27)	(.60)
Total distributions	(2.74)	(4.53)	(2.60)	(.68)B	(.90)
Net asset value, end of period	$33.94	$34.63	$35.37	$36.53	$31.57
Total ReturnC	6.17%	14.54%	4.05%	18.16%	11.34%
Ratios to Average Net AssetsD,E
Expenses before reductions	.48%	.64%	.66%	.64%	.65%
Expenses net of fee waivers, if any	.48%	.64%	.66%	.64%	.65%
Expenses net of all reductions	.48%	.64%	.66%	.64%	.65%
Net investment income (loss)	2.03%	1.98%	1.44%	1.48%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$206,090	$301,067	$459,962	$520,465	$433,079
Portfolio turnover rateF	22%	28%G	37%	31%	28%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Large Cap Fund Class Z

Years ended November 30,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$34.64	$35.41	$36.57	$32.04
Income from Investment Operations
Net investment income (loss)B	.64	.66	.56	.51
Net realized and unrealized gain (loss)	1.45	3.16	.93	4.02
Total from investment operations	2.09	3.82	1.49	4.53
Distributions from net investment income	(.72)	(.60)	(.52)	–
Distributions from net realized gain	(2.08)	(3.99)	(2.13)	–
Total distributions	(2.80)	(4.59)	(2.65)	–
Net asset value, end of period	$33.93	$34.64	$35.41	$36.57
Total ReturnC,D	6.30%	14.67%	4.19%	14.14%
Ratios to Average Net AssetsE,F
Expenses before reductions	.36%	.51%	.53%	.51%G
Expenses net of fee waivers, if any	.36%	.51%	.53%	.51%G
Expenses net of all reductions	.36%	.51%	.53%	.51%G
Net investment income (loss)	2.15%	2.11%	1.57%	1.80%G
Supplemental Data
Net assets, end of period (000 omitted)	$30,308	$28,596	$17,711	$13,966
Portfolio turnover rateH	22%	28%I	37%	31%

 A For the period February 1, 2017 (commencement of sale of shares) to November 30, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Advisor Large Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$301,289,030
Gross unrealized depreciation	(98,776,604)
Net unrealized appreciation (depreciation)	$202,512,426
Tax Cost	$672,273,973

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$13,705,246
Undistributed long-term capital gain	$31,681,766
Net unrealized appreciation (depreciation) on securities and other investments	$202,524,718

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$18,171,713	$ 15,497,287
Long-term Capital Gains	65,990,437	140,910,683
Total	$84,162,150	$ 156,407,970

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor Large Cap Fund	1,459,924.17

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Large Cap Fund	190,268,666	362,146,749

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .26% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$918,860	$15,735
Class M	.25%	.25%	745,226	7,254
Class C	.75%	.25%	949,543	58,448
			$2,613,629	$81,437

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$99,393
Class M	7,909
Class C(a)	8,488
$115,790

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for and Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$685,512.19
Class M	284,907.19
Class C	195,572.21
Class I	372,705.16
Class Z	11,863.04
	$1,550,559

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Large Cap Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Large Cap Fund	$6,755

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 3,448,450 shares of the Fund were redeemed in-kind for investments and cash with a value of $109,171,715. The Fund had a net realized gain of $38,293,813 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,450.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Large Cap Fund	$2,139

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Large Cap Fund	$22,919	$3,316	$235,036

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31,001 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $221.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $4,206.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $10,630 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Class A	$34,539,981	$52,574,860
Class M	13,794,564	22,422,377
Class C	9,862,974	21,365,837
Class I	23,630,124	57,066,246
Class Z	2,334,507	2,978,650
Total	$84,162,150	$156,407,970

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Class A
Shares sold	2,030,020	2,411,911	$56,410,173	$70,596,919
Reinvestment of distributions	1,075,735	2,012,376	33,444,611	50,953,371
Shares redeemed	(3,842,229)	(3,413,311)	(106,888,446)	(100,437,805)
Net increase (decrease)	(736,474)	1,010,976	$(17,033,662)	$21,112,485
Class M
Shares sold	603,292	632,380	$16,514,633	$18,471,672
Reinvestment of distributions	437,667	869,758	13,589,553	21,996,189
Shares redeemed	(1,567,961)	(1,294,413)	(43,675,826)	(37,697,052)
Net increase (decrease)	(527,002)	207,725	$(13,571,640)	$2,770,809
Class C
Shares sold	340,889	697,792	$8,352,577	$17,629,082
Reinvestment of distributions	326,534	880,159	8,979,690	19,900,399
Shares redeemed	(1,593,364)	(2,701,896)	(38,927,057)	(70,243,190)
Net increase (decrease)	(925,941)	(1,123,945)	$(21,594,790)	$(32,713,709)
Class I
Shares sold	1,435,759	2,258,206	$43,567,070	$68,580,970
Reinvestment of distributions	649,329	1,992,530	21,375,913	53,120,853
Shares redeemed	(4,708,120)	(8,559,302)(a)	(137,486,804)	(266,670,865)(a)
Net increase (decrease)	(2,623,032)	(4,308,566)	$(72,543,821)	$(144,969,042)
Class Z
Shares sold	286,711	663,462	$8,452,674	$20,709,858
Reinvestment of distributions	65,037	97,118	2,137,756	2,587,220
Shares redeemed	(284,136)	(435,227)	(8,517,584)	(13,351,709)
Net increase (decrease)	67,612	325,353	$2,072,846	$9,945,369

 (a) Amount includes in-kind redemptions (see the Prior Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Large Cap Fund
Class A	.75%
Actual		$1,000.00	$1,205.40	$4.14
Hypothetical-C		$1,000.00	$1,021.25	$3.79
Class M	1.00%
Actual		$1,000.00	$1,204.10	$5.51
Hypothetical-C		$1,000.00	$1,020.00	$5.05
Class C	1.52%
Actual		$1,000.00	$1,201.00	$8.36
Hypothetical-C		$1,000.00	$1,017.40	$7.67
Class I	.47%
Actual		$1,000.00	$1,207.00	$2.59
Hypothetical-C		$1,000.00	$1,022.65	$2.38
Class Z	.35%
Actual		$1,000.00	$1,207.90	$1.93
Hypothetical-C		$1,000.00	$1,023.25	$1.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Large Cap Fund
Class A	12/30/20	12/29/20	$0.570	$1.183
Class M	12/30/20	12/29/20	$0.488	$1.183
Class C	12/30/20	12/29/20	$0.339	$1.183
Class I	12/30/20	12/29/20	$0.643	$1.183
Class Z	12/30/20	12/29/20	$0.688	$1.183

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $41,772,551, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	204,797,497.430	45.271
Against	38,892,379.723	8.597
Abstain	22,561,614.991	4.987
Broker Non-Vote	186,126,727.350	41.144
TOTAL	452,378,219.494	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

LC-ANN-0121
1.539156.123

Fidelity® Real Estate High Income Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call (collect) 1-401-292-6402 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate High Income Fund	(7.06)%	2.35%	5.88%

$1,000,000 Over 10 Years

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. CMBS ex AAA Index performed over the same period.

Let's say hypothetically that $1,000,000 was invested in Fidelity® Real Estate High Income Fund on November 30, 2010.

Period Ending Values
$1,770,551	Fidelity® Real Estate High Income Fund
$1,680,257	Bloomberg Barclays U.S. CMBS ex AAA Index

Management's Discussion of Fund Performance

Market Recap:  Commercial mortgage-backed securities, as measured by the Bloomberg Barclays U.S. CMBS ex AAA Index, gained 1.12% for the 12 months ending November 30, 2020. Commercial real estate was severely impacted by the COVID-19 pandemic, which caused broad-based contraction in economic activity and extreme volatility and dislocation in the financial markets. This dislocation included a return of -11.47% for the Bloomberg Barclays index in March, as spreads widened significantly. A historically rapid and expansive U.S. monetary- and fiscal-policy response helped mitigate the most acute near-term liquidity issues, and provided a partial offset to the economic disruption. Within commercial real estate, retail and lodging were particularly weak, as lockdown conditions pushed shoppers to online platforms and also caused a significant drop in hotel occupancy rates. However, rent collections remained strong at industrial, multifamily and office buildings. Delinquency rates for commercial property loans rose sharply in the second quarter but then trended gently lower from elevated levels over the balance of the period. Starting in May, credit spreads recovered a portion of their previous widening amid risk-on investor sentiment and a tailwind from low new-issue supply.

Comments from Co-Portfolio Managers Stephen Rosen and William Maclay:  For the fiscal year ending November 30, 2020, the fund returned -7.06%, considerably trailing its Bloomberg Barclays benchmark. The volatile month of March, when credit spreads blew wide open amid the outbreak and spread of the COVID-19 crisis, accounted for most of the fund’s underperformance of the benchmark. In general, securities with higher credit ratings held up better than lower-rated paper under these unusually challenging conditions, and – unlike the fund – our benchmark contained only investment-grade securities. The largest detractor from the fund’s performance in absolute terms was CHC 2019-CHC F, a CMBS backed by health care properties. Also working against the fund’s result were COMM 2012-CR2-F and JPMCC 2012-CBX F, two CMBS with exposure to malls. Conversely, the portfolio’s top contributor was COLONY LLC CONV, a convertible bond that rallied along with the issuer’s common stock. Bank 2019-BN19 D, a CMBS purchased in May near the market low, also lifted performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of November 30, 2020
AAA,AA,A	3.6%
BBB	12.7%
BB	13.7%
B	12.6%
CCC,CC,C	2.6%
D	0.6%
Not Rated	46.5%
Equities	3.5%
Short-Term Investments and Net Other Assets	4.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. Where neither Moody's nor S&P ratings are available, we have used Fitch® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of November 30, 2020
CMOs and Other Mortgage Related Securities	80.0%
Asset-Backed Securities	5.1%
Nonconvertible Bonds	2.9%
Convertible Bonds, Preferred Stocks	3.6%
Common Stocks	0.5%
Bank Loan Obligations	3.7%
Short-Term Investments and Net Other Assets (Liabilities)	4.2%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Corporate Bonds - 3.5%
	Principal Amount	Value
Convertible Bonds - 0.6%
Diversified Financial Services - 0.4%
Colony Capital Operating Co. LLC 5.75% 7/15/25 (a)	$1,540,000	$3,115,447
Homebuilders/Real Estate - 0.2%
PennyMac Corp. 5.5% 11/1/24	1,699,000	1,631,040

TOTAL CONVERTIBLE BONDS		4,746,487

Nonconvertible Bonds - 2.9%
Consumer Products - 0.1%
Nordstrom, Inc. 8.75% 5/15/25 (a)	545,000	607,675
Gaming - 0.2%
Caesars Entertainment, Inc. 6.25% 7/1/25 (a)	1,690,000	1,802,368
Healthcare - 0.3%
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,433,000	1,486,766
Sabra Health Care LP 3.9% 10/15/29	795,000	822,636
		2,309,402
Homebuilders/Real Estate - 1.4%
Adams Homes, Inc. 7.5% 2/15/25 (a)	1,215,000	1,251,450
DTZ U.S. Borrower LLC 6.75% 5/15/28 (a)	685,000	742,369
Hospitality Properties Trust 7.5% 9/15/25	1,095,000	1,220,126
iStar Financial, Inc.:
4.25% 8/1/25	3,630,000	3,530,175
4.75% 10/1/24	2,805,000	2,805,000
MPT Operating Partnership LP/MPT Finance Corp. 5.25% 8/1/26	333,000	348,052
Realogy Group LLC/Realogy Co-Issuer Corp. 7.625% 6/15/25 (a)	310,000	335,798
		10,232,970
Hotels - 0.7%
Marriott Ownership Resorts, Inc. 4.75% 1/15/28	3,250,000	3,274,375
Times Square Hotel Trust 8.528% 8/1/26 (a)	2,193,093	2,384,537
		5,658,912
Telecommunications - 0.2%
Uniti Group, Inc. 7.875% 2/15/25 (a)	1,195,000	1,270,082

TOTAL NONCONVERTIBLE BONDS		21,881,409

TOTAL CORPORATE BONDS
(Cost $24,513,810)		26,627,896

Asset-Backed Securities - 5.1%
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (a)	1,553,000	1,743,184
Series 2015-SFR1 Class E, 5.639% 4/17/52 (a)	3,096,223	3,403,697
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (a)	3,728,000	4,202,177
Class XS, 0% 10/17/52 (a)(b)(c)(d)	2,604,734	26
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 1 month U.S. LIBOR + 4.200% 4.1491% 6/26/34 (a)(b)(e)	52,010	183,424
Capital Trust RE CDO Ltd. Series 2005-1A:
Class D, 1 month U.S. LIBOR + 1.500% 3.3464% 3/20/50 (a)(b)(d)(e)	750,000	75
Class E, 1 month U.S. LIBOR + 2.100% 3.9464% 3/20/50 (a)(b)(d)(e)	2,670,000	267
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 4.6814% 1/28/40 (a)(b)(d)(e)	2,874,502	287
Home Partners America Trust Series 2019-2 Class F, 3.866% 10/19/39 (a)	2,160,001	2,218,298
Home Partners of America Credit Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.650% 2.7864% 7/17/34 (a)(b)(e)	772,000	772,988
Class F, 1 month U.S. LIBOR + 3.530% 3.6754% 7/17/34 (a)(b)(e)	1,912,000	1,915,569
Home Partners of America Trust Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 2.4864% 7/17/37 (a)(b)(e)	2,045,000	2,023,532
Invitation Homes Trust Series 2018-SFR2 Class F, 1 month U.S. LIBOR + 2.250% 2.3909% 6/17/37 (a)(b)(e)	1,710,993	1,693,210
Merit Securities Corp. Series 13 Class M1, 7.7764% 12/28/33 (b)	963,227	998,477
Progress Residential Trust:
Series 2018-SFR2 Class F, 4.953% 8/17/35 (a)	567,000	573,871
Series 2019-SFR3 Class G, 4.116% 9/17/36 (a)	998,000	990,191
Series 2019-SFR4 Class F, 3.684% 10/17/36 (a)	4,527,000	4,620,157
Series 2020-SFR1:
Class G, 4.028% 4/17/37 (a)	1,638,000	1,605,255
Class H, 5.268% 4/17/37 (a)	462,000	448,720
Series 2020-SFR3 Class H, 6.234% 10/17/27 (a)	966,000	965,914
Starwood Waypoint Homes Trust Series 2017-1 Class F, 1 month U.S. LIBOR + 3.400% 3.5409% 1/17/35 (a)(b)(e)	2,935,000	2,926,224
Taberna Preferred Funding III Ltd. Series 2005-3A:
Class D, 3 month U.S. LIBOR + 2.650% 3.1909% 2/5/36 (a)(b)(d)(e)	2,843,097	213
Class E, 3 month U.S. LIBOR + 4.500% 5.0409% 2/5/36 (a)(b)(d)(e)	1,070,536	80
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 3 month U.S. LIBOR + 4.500% 4.7248% 12/5/36 (a)(b)(d)(e)	5,274,859	396
Tricon American Homes:
Series 2017-SFR2 Class F, 5.104% 1/17/36 (a)	664,000	697,684
Series 2018-SFR1 Class F, 4.96% 5/17/37 (a)	1,440,000	1,530,842
Series 2019-SFR1 Class F, 3.745% 3/17/38 (a)	2,121,000	2,179,805
Series 2020-SFR1 Class F, 4.882% 7/17/38 (a)	574,000	615,984
VB-S1 Issuer LLC Series 2018-1A Class F, 5.25% 2/15/48 (a)	2,142,000	2,193,058
TOTAL ASSET-BACKED SECURITIES
(Cost $45,644,629)		38,503,605

Collateralized Mortgage Obligations - 0.0%
Private Sponsor - 0.0%
Countrywide Home Loans, Inc. Series 2003-R1 Class 2B4, 3.3614% 2/25/43 (a)(b)(d)	33,507	4,971
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.6561% 2/25/42 (a)(b)	33,775	9,629
Series 2002-W6 subordinate REMIC pass thru certificates, Class 3B4, 3.9557% 1/25/42 (a)(b)(d)	25,711	700
Series 2003-W10 subordinate REMIC pass thru certificates:
Class 2B4, 3.632% 6/25/43 (b)(d)(f)	121,854	31,437
Class 2B5, 3.632% 6/25/43 (b)(d)(f)	207	0

TOTAL U.S. GOVERNMENT AGENCY		41,766

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $63,818)		46,737

Commercial Mortgage Securities - 80.0%
Ashford Hospitality Trust floater Series 2018-ASHF Class E, 1 month U.S. LIBOR + 3.100% 3.2409% 4/15/35 (a)(b)(e)	1,456,000	1,275,512
Atrium Hotel Portfolio Trust floater Series 2018-ATRM Class D, 1 month U.S. LIBOR + 2.300% 2.4409% 6/15/35 (a)(b)(e)	663,000	596,185
BAMLL Commercial Mortgage Securities Trust:
floater:
Series 2019-AHT Class C, 1 month U.S. LIBOR + 2.000% 2.1409% 3/15/34 (a)(b)(e)	910,000	837,082
Series 2019-RLJ Class D, 1 month U.S. LIBOR + 1.950% 2.0909% 4/15/36 (a)(b)(e)	4,028,000	3,782,902
Series 2015-200P Class F, 3.7157% 4/14/33 (a)(b)	2,588,000	2,590,113
BANK:
sequential payer Series 2019-BN23 Class E, 2.5% 12/15/52 (a)	1,638,000	1,261,567
Series 2017-BNK4 Class D, 3.357% 5/15/50 (a)	4,416,000	4,234,554
Series 2017-BNK6 Class D, 3.1% 7/15/60 (a)	2,593,000	2,109,160
Series 2017-BNK8:
Class D, 2.6% 11/15/50 (a)	4,653,000	3,753,972
Class E, 2.8% 11/15/50 (a)	2,625,000	1,495,051
Series 2018-BN12 Class D, 3% 5/15/61 (a)	2,082,000	1,433,314
Series 2019-BN18:
Class D, 3% 5/15/62 (a)	4,284,000	3,837,759
Class E, 3% 5/15/62 (a)	1,302,000	1,050,794
Series 2019-BN19:
Class D, 3% 8/15/61 (a)	3,753,000	3,420,169
Class E, 3% 8/15/61 (a)	612,000	487,069
Series 2019-BN20 Class D, 2.5% 9/15/62(a)	3,994,000	3,541,617
Series 2019-BN21:
Class E, 2.5% 10/17/52 (a)	2,210,000	1,737,118
Class F, 2.6818% 10/17/52 (a)	3,234,000	1,447,456
Series 2019-BN22 Class D, 2.5% 11/15/62 (a)	2,465,000	2,123,985
Series 2020-BN26 Class D, 2.5% 3/15/63 (a)	1,269,000	1,090,475
Series 2020-BN27 Class D, 2.5% 4/15/63 (a)	921,000	809,595
Series 2020-BN28 Class E, 2.5% 3/15/63 (a)	903,000	747,840
Series 2020-BN29 Class E, 2.5% 11/15/53 (a)	1,064,000	843,827
Bank of America Commercial Mortgage Securities Trust Series 2017-BNK3 Class D, 3.25% 2/15/50 (a)	2,201,000	1,772,179
Barclays Commercial Mortgage Securities LLC Series 2019-C5:
Class D, 2.5% 11/15/52 (a)	726,000	623,102
Class E, 2.5% 11/15/52 (a)	2,545,000	1,789,739
Class F, 2.7297% 11/15/52 (a)(b)	1,322,000	575,540
BBCMS Mortgage Trust:
sequential payer Series 2020-C8 Class E, 2.25% 10/15/53 (a)	3,013,000	2,180,576
Series 2016-ETC Class D, 3.7292% 8/14/36 (a)(b)	1,749,000	1,341,446
Series 2020-C6 Class E, 2.4% 2/15/53 (a)	1,512,000	1,050,873
Series 2020-C7 Class D, 3.7186% 4/15/53 (a)(b)	840,000	731,916
Benchmark Mortgage Trust:
sequential payer:
Series 2019-B14:
Class 225D, 3.4041% 12/15/62 (a)(b)	1,680,000	1,565,757
Class 225E, 3.4041% 12/15/62 (a)(b)	1,132,000	993,433
Series 2020-B20 Class E, 2% 10/15/53 (a)	2,100,000	1,576,030
Series 2018-B7:
Class D, 3% 5/15/53 (a)(b)	833,000	676,899
Class E, 3% 5/15/53 (a)(b)	833,000	604,732
Class F, 3.7661% 5/15/53 (a)(b)	3,065,000	1,666,512
Series 2019-B12 Class D, 3% 8/15/52 (a)	1,562,000	1,427,564
Series 2020-B18:
Class AGNG, 4.5348% 7/15/53 (a)(b)	4,074,000	3,831,261
Class D, 2.25% 7/15/53 (a)	1,500,000	1,294,026
Series 2020-B21:
Class D, 2% 12/15/53 (a)	1,638,000	1,333,466
Class E, 2% 12/15/53 (a)	1,533,000	1,066,170
Series 2020-IG3 Class 825E, 3.0763% 9/15/48 (a)(b)	3,049,000	2,313,593
BFLD Trust floater Series 2020-EYP Class G, 1 month U.S. LIBOR + 4.850% 4.9909% 10/15/35 (a)(b)(e)	2,019,000	1,988,489
BX Commercial Mortgage Trust:
floater:
Series 2018-BIOA:
Class E, 1 month U.S. LIBOR + 1.950% 2.0919% 3/15/37 (a)(b)(e)	3,260,000	3,237,520
Class F, 1 month U.S. LIBOR + 2.470% 2.6119% 3/15/37 (a)(b)(e)	1,801,000	1,762,512
Series 2019-CALM Class E, 1 month U.S. LIBOR + 2.000% 2.1409% 11/15/32 (a)(b)(e)	819,000	778,913
Series 2020-BXLP Class G, 1 month U.S. LIBOR + 2.500% 2.6409% 12/15/36 (a)(b)(e)	4,645,748	4,511,919
Series 2020-FOX Class G, 1 month U.S. LIBOR + 4.750% 4.8909% 11/15/32 (a)(b)(e)	1,000,000	1,004,405
Series 2020-VIV2 Class C, 3.6605% 3/9/44 (a)(b)	3,675,000	3,579,995
Series 2020-VIVA:
Class D, 3.667% 3/9/44 (a)(b)	3,667,000	3,446,887
Class E, 3.667% 3/9/44 (a)(b)	2,357,000	2,024,982
BX Trust:
floater:
Series 2017-APPL Class F, 1 month U.S. LIBOR + 4.250% 4.3909% 7/15/34 (a)(b)(e)	2,444,600	2,377,216
Series 2018-IND:
Class G, 1 month U.S. LIBOR + 2.050% 2.1909% 11/15/35 (a)(b)(e)	683,900	677,048
Class H, 1 month U.S. LIBOR + 3.000% 3.1409% 11/15/35 (a)(b)(e)	1,271,900	1,259,155
Series 2019-ATL Class E, 1 month U.S. LIBOR + 2.230% 2.3775% 10/15/36 (a)(b)(e)	1,974,000	1,736,674
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 3.7409% 4/15/34 (a)(b)(e)	3,255,000	2,635,308
Series 2019-XL:
Class F, 1 month U.S. LIBOR + 2.000% 2.1409% 10/15/36 (a)(b)(e)	1,307,183	1,290,810
Class J, 1 month U.S. LIBOR + 2.650% 2.7909% 10/15/36 (a)(b)(e)	14,023,977	13,690,234
Series 2019-OC11:
Class C, 3.856% 12/9/41 (a)	2,405,000	2,404,218
Class E, 4.0755% 12/9/41 (a)(b)	7,251,000	6,681,021
CALI Mortgage Trust Series 2019-101C Class F, 4.4686% 3/10/39 (a)(b)	3,093,000	2,925,317
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 3.3909% 12/15/37 (a)(b)(e)	8,756,000	8,357,557
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (a)	4,073,000	3,167,482
Citigroup Commercial Mortgage Trust:
Series 2013-375P Class E, 3.6348% 5/10/35 (a)(b)	4,069,000	3,904,100
Series 2013-GC15 Class D, 5.3541% 9/10/46 (a)(b)	7,323,000	6,982,486
Series 2016-C3 Class D, 3% 11/15/49 (a)	4,412,000	2,985,847
Series 2019-GC41:
Class D, 3% 8/10/56 (a)	2,273,000	2,073,292
Class E, 3% 8/10/56 (a)	1,848,000	1,461,178
Series 2019-GC43 Class E, 3% 11/10/52 (a)	2,772,000	2,203,851
Series 2020-420K Class E, 3.3118% 11/10/42 (a)	2,081,000	1,907,646
Series 2020-GC46:
Class D, 2.6% 2/15/53 (a)	2,756,000	2,331,187
Class E, 2.6% 2/15/53 (a)	329,000	227,810
COMM Mortgage Trust:
floater:
Series 2018-HCLV Class G, 1 month U.S. LIBOR + 5.050% 5.1972% 9/15/33 (a)(b)(e)	1,487,000	1,128,741
Series 2019-521F Class F, 1 month U.S. LIBOR + 2.390% 2.5348% 6/15/34 (a)(b)(e)	2,772,000	2,258,980
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (a)	2,840,000	1,662,366
Series 2012-CR1:
Class D, 5.4966% 5/15/45 (a)(b)	7,226,000	5,155,254
Class G, 2.462% 5/15/45 (a)(d)	2,322,000	369,135
Series 2013-CR10 Class D, 4.9488% 8/10/46 (a)(b)	3,673,000	3,526,405
Series 2013-CR12 Class D, 5.2405% 10/10/46 (a)(b)	1,759,000	883,064
Series 2013-LC6 Class D, 4.4546% 1/10/46 (a)(b)	5,644,000	4,985,219
Series 2014-CR15 Class D, 4.8912% 2/10/47 (a)(b)	1,060,000	1,064,872
Series 2014-CR17 Class E, 5.0086% 5/10/47 (a)(b)(d)	589,000	300,010
Series 2014-LC17 Class C, 4.7048% 10/10/47 (b)	752,000	765,199
Series 2014-UBS2 Class D, 5.1592% 3/10/47 (a)(b)	3,454,000	2,534,675
Series 2015-3BP Class F, 3.3463% 2/10/35 (a)(b)	4,405,000	4,162,460
Series 2017-CD4 Class D, 3.3% 5/10/50 (a)	3,234,000	2,725,449
Series 2019-CD4 Class C, 4.349% 5/10/50 (b)	3,977,000	3,815,122
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (a)	1,146,000	973,493
Commercial Mortgage Trust Series 2016-CD2 Class D, 2.9078% 11/10/49 (b)	1,680,000	1,277,587
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class D, 4.9918% 8/15/45 (a)(b)	789,000	697,358
Class E, 4.9918% 8/15/45 (a)(b)	5,385,400	3,786,753
Class F, 4.25% 8/15/45 (a)	7,162,000	3,870,434
Series 2014-CR2 Class G, 4.25% 8/15/45 (a)	1,556,000	435,138
Core Industrial Trust floater Series 2019-CORE Class E, 1 month U.S. LIBOR + 1.900% 2.0409% 12/15/31 (a)(b)(e)	2,982,000	2,922,208
CPT Mortgage Trust sequential payer Series 2019-CPT Class F, 3.0967% 11/13/39 (a)(b)	2,772,000	2,399,042
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class H, 6% 5/17/40 (a)	546,848	336,646
Credit Suisse Mortgage Trust:
floater:
Series 2019-ICE4 Class F, 1 month U.S. LIBOR + 2.650% 2.7909% 5/15/36 (a)(b)(e)	1,512,000	1,489,269
Series 2020-FACT Class F, 1 month U.S. LIBOR + 6.150% 6.306% 10/15/37 (a)(b)(e)	2,100,000	2,100,080
Series 2019-UVIL Class E, 3.3928% 12/15/41 (a)(b)	2,289,000	1,719,666
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4701% 6/15/50 (a)	3,902,000	2,967,302
Series 2017-CX10 Class UESD, 4.3778% 10/15/32 (a)(b)	1,890,000	1,777,853
Series 2017-CX9 Class D, 4.2876% 9/15/50 (a)(b)	1,615,000	1,182,708
Series 2019-C15 Class C, 5.1461% 3/15/52 (b)	3,132,000	3,219,125
CSMC Trust:
floater Series 2017-CHOP Class F, 1 month U.S. LIBOR + 4.350% 4.4909% 7/15/32 (a)(b)(e)	2,686,000	1,968,931
Series 2017-MOON Class E, 3.303% 7/10/34 (a)(b)	1,007,000	963,447
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 5.099% 1/10/34 (a)(b)	833,000	848,739
Class E, 5.099% 1/10/34 (a)(b)	4,264,000	4,242,676
DBGS Mortgage Trust:
Series 2018-C1:
Class C, 4.7843% 10/15/51 (b)	777,000	793,416
Class D, 3.0343% 10/15/51 (a)(b)	3,459,000	3,053,277
Series 2019-1735 Class F, 4.3344% 4/10/37 (a)(b)	1,000,000	765,873
DBUBS Mortgage Trust Series 2011-LC1A:
Class F, 5.7673% 11/10/46 (a)(b)	7,292,000	7,224,089
Class G, 4.652% 11/10/46 (a)	7,812,000	7,510,972
DC Office Trust Series 2019-MTC Class E, 3.1744% 9/15/45 (a)(b)	1,029,000	796,907
Freddie Mac:
pass-thru certificates Series K013 Class X3, 2.9107% 1/25/43 (b)(c)	4,473,000	326
Series KAIV Class X2, 3.5908% 6/25/41 (b)(c)	2,316,000	20,857
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 3.0934% 11/21/35 (a)(b)(e)	1,227,000	1,159,613
Grace Mortgage Trust Series 2014-GRCE Class G, 3.7098% 6/10/28 (a)(b)	2,093,000	2,092,814
GS Mortgage Securities Corp. II Series 2010-C1 Class B, 5.148% 8/10/43 (a)	1,311,000	1,209,812
GS Mortgage Securities Corp. Trust floater:
Series 2019-70P Class F, 1 month U.S. LIBOR + 2.650% 2.7909% 10/15/36 (a)(b)(e)	2,550,000	2,193,030
Series 2019-SOHO Class E, 1 month U.S. LIBOR + 1.870% 2.0155% 6/15/36 (a)(b)(e)	4,894,000	4,555,114
GS Mortgage Securities Trust:
Series 2011-GC5:
Class D, 5.5547% 8/10/44 (a)(b)	1,929,752	1,610,968
Class E, 5.5547% 8/10/44 (a)(b)	2,432,000	1,507,845
Class F, 4.5% 8/10/44 (a)	4,308,000	1,811,304
Series 2012-GC6:
Class D, 5.839% 1/10/45 (a)(b)	3,753,000	3,069,940
Class E, 5% 1/10/45 (a)(b)	2,984,000	1,886,331
Series 2012-GC6I Class F, 5% 1/10/45 (b)(d)	1,508,000	613,323
Series 2012-GCJ7:
Class D, 5.8158% 5/10/45 (a)(b)	8,756,500	7,757,570
Class F, 5% 5/10/45 (a)(d)	3,433,000	929,651
Series 2012-GCJ9 Class D, 4.898% 11/10/45 (a)(b)	4,238,000	4,135,484
Series 2013-GC12 Class D, 4.5886% 6/10/46 (a)(b)	869,000	711,955
Series 2013-GC13 Class D, 4.22% 7/10/46 (a)(b)	5,470,000	4,360,190
Series 2013-GC16:
Class D, 5.4877% 11/10/46 (a)(b)	3,923,000	3,772,413
Class F, 3.5% 11/10/46 (a)	2,530,000	1,665,573
Series 2016-GS2 Class D, 2.753% 5/10/49 (a)	2,058,050	1,600,225
Series 2017-GS6 Class D, 3.243% 5/10/50 (a)	4,676,000	4,194,608
Series 2019-GC38 Class D, 3% 2/10/52 (a)	1,162,000	1,049,758
Series 2019-GC39 Class D, 3% 5/10/52 (a)	2,830,000	2,464,698
Series 2019-GC40:
Class D, 3% 7/10/52 (a)	2,079,000	1,933,395
Class DBF, 3.668% 7/10/52 (a)(b)	2,523,000	2,168,564
Series 2019-GC42:
Class D, 2.8% 9/1/52 (a)	4,807,000	4,325,302
Class E, 2.8% 9/1/52 (a)	2,519,000	1,950,032
Series 2019-GS5 Class C, 4.299% 3/10/50 (b)	2,499,000	2,557,163
Series 2019-GSA1 Class E, 2.8% 11/10/52 (a)	1,655,000	1,112,615
Series 2020-GC45:
Class D, 2.85% 2/13/53 (a)	2,289,000	1,846,481
Class SWD, 3.3258% 12/13/39 (a)(b)	1,764,000	1,466,691
Series 2020-GC47 Class D, 3.5707% 5/12/53 (a)(b)	756,000	703,966
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.3333% 11/5/38 (a)(b)	5,550,000	5,093,801
Series 2016-SFP:
Class D, 4.9269% 11/5/35 (a)	1,556,000	1,555,449
Class F, 6.1552% 11/5/35 (a)	3,595,000	3,570,515
Home Partners of America Trust Series 2019-1:
Class E, 3.604% 9/17/39 (a)	1,549,998	1,596,883
Class F, 4.101% 9/17/39 (a)	251,506	256,871
Hudson Yards Mortgage Trust:
Series 2019-30HY Class E, 3.5579% 7/10/39 (a)(b)	1,947,000	1,926,820
Series 2019-55HY Class F, 3.0409% 12/10/41 (a)(b)	1,617,000	1,479,406
IMT Trust Series 2017-APTS:
Class EFL, 1 month U.S. LIBOR + 2.150% 2.2909% 6/15/34 (a)(b)(e)	1,704,469	1,668,087
Class FFL, 1 month U.S. LIBOR + 2.850% 2.9909% 6/15/34 (a)(b)(e)	699,501	643,368
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (a)	2,083,000	2,030,707
Invitation Homes Trust floater Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 2.3864% 7/17/37 (a)(b)(e)	459,572	453,529
JP Morgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2018-LAQ Class C, 1 month U.S. LIBOR + 1.600% 1.7409% 6/15/32 (a)(b)(e)	1,528,800	1,454,127
Series 2019-MFP:
Class E, 1 month U.S. LIBOR + 2.160% 2.3009% 7/15/36 (a)(b)(e)	2,292,000	2,131,226
Class F, 1 month U.S. LIBOR + 3.000% 3.1409% 7/15/36 (a)(b)(e)	777,000	706,929
Series 2020-NNN:
Class EFX, 3.972% 1/16/37 (a)	2,771,000	2,652,916
Class FFX, 4.6254% 1/16/37 (a)	2,388,000	2,215,030
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (a)	604,000	511,740
Series 2014-C26 Class D, 4.0216% 1/15/48 (a)(b)	2,329,000	2,072,528
Series 2015-C32 Class C, 4.799% 11/15/48 (b)	1,500,000	1,275,357
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5571% 12/15/49 (a)(b)	2,418,000	1,867,529
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.2158% 12/15/49 (a)(b)	3,867,000	3,053,858
Series 2017-C7 Class D, 3% 10/15/50 (a)	1,813,000	1,437,281
Series 2018-C8 Class D, 3.4016% 6/15/51 (a)(b)	1,171,000	908,593
Series 2019-COR6:
Class D, 2.5% 11/13/52 (a)	1,354,000	1,188,216
Class E, 2.5% 11/13/52 (a)	2,582,000	1,844,757
Series 2020-COR7 Class D, 1.75% 5/13/53 (a)	1,535,000	1,270,354
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX:
Class D, 5.3025% 6/15/45 (a)(b)	3,373,000	2,504,463
Class E, 5.3025% 6/15/45 (a)(b)	3,206,000	1,542,784
Class F, 4% 6/15/45 (a)	3,743,000	1,126,663
Class G 4% 6/15/45 (a)(d)	4,129,000	828,164
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.9091% 2/15/46 (a)(b)	3,008,000	918,113
Class G, 4.409% 2/15/46 (a)(b)(d)	1,082,000	211,229
Class H, 4.409% 2/15/46 (a)(b)(d)	2,622,000	124,644
Series 2011-C4:
Class C, 5.5253% 7/15/46 (a)(b)	1,664,000	1,673,536
Class D, 5.663% 7/15/46 (a)(b)	2,500,000	2,459,490
Class F, 3.873% 7/15/46 (a)	494,000	469,787
Class H, 3.873% 7/15/46 (a)	2,683,000	2,483,801
Class NR, 3.873% 7/15/46 (a)	1,322,500	1,053,379
Series 2013-LC11:
Class D, 4.306% 4/15/46 (b)	3,677,000	2,584,065
Class E, 3.25% 4/15/46 (a)(b)	104,000	62,997
Class F, 3.25% 4/15/46 (a)(b)	5,894,000	2,814,193
Series 2014-DSTY:
Class D, 3.9314% 6/10/27 (a)(b)	3,213,000	270,306
Class E, 3.9314% 6/10/27 (a)(b)(d)	4,232,000	116,047
Series 2018-AON Class F, 4.767% 7/5/31 (a)(b)	2,150,000	2,116,242
Series 2019-OSB Class E, 3.9089% 6/5/39 (a)(b)	2,350,000	2,145,496
KNDL Mortgage Trust floater Series 2019-KNSQ Class F, 1 month U.S. LIBOR + 2.000% 2.1409% 5/15/36 (a)(b)(e)	3,483,000	3,298,695
Liberty Street Trust Series 2016-225L Class E, 4.8035% 2/10/36 (a)(b)	2,063,000	2,095,477
Market Mortgage Trust Series 2020-525M Class F, 3.0386% 2/12/40 (a)(b)	1,976,000	1,797,407
MOFT Trust Series 2020-ABC:
Class D, 3.5926% 2/10/42 (a)(b)	1,144,000	1,043,412
Class E, 3.5926% 2/10/42 (a)(b)	841,000	713,853
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31	1,666,000	1,521,221
Series 2012-C5 Class E, 4.8309% 8/15/45 (a)(b)	889,000	870,717
Series 2012-C6 Class D, 4.6913% 11/15/45 (a)(b)	3,633,000	3,485,816
Series 2012-C6, Class F, 4.6913% 11/15/45 (a)(b)	1,575,000	945,195
Series 2013-C12 Class D, 4.9217% 10/15/46 (a)(b)	3,996,000	2,764,591
Series 2013-C13:
Class D, 5.0617% 11/15/46 (a)(b)	5,150,000	4,326,209
Class E, 5.0617% 11/15/46 (a)(b)	1,666,000	1,125,838
Series 2013-C7:
Class D, 4.3744% 2/15/46 (a)(b)	3,450,000	2,123,476
Class E, 4.3744% 2/15/46 (a)(b)(d)	1,316,000	771,475
Series 2013-C8 Class D, 4.1911% 12/15/48 (a)(b)	1,883,000	1,711,277
Series 2013-C9:
Class D, 4.2559% 5/15/46 (a)(b)	4,440,000	3,663,942
Class E, 4.2559% 5/15/46 (a)(b)	1,594,370	1,211,422
Series 2016-C30 Class D, 3% 9/15/49 (a)	798,000	474,140
Series 2017-C33 Class D, 3.356% 5/15/50 (a)	2,932,000	2,396,881
Morgan Stanley Capital I Trust:
sequential payer Series 2011-C1 Class F, 4.193% 9/15/47 (a)	1,886,000	1,834,544
Series 1998-CF1 Class G, 7.35% 7/15/32 (a)(b)	54,147	55,051
Series 2011-C2:
Class D, 5.6609% 6/15/44 (a)(b)	6,083,000	4,742,683
Class F, 5.6609% 6/15/44 (a)(b)	3,015,000	1,563,055
Series 2011-C3:
Class C, 5.4191% 7/15/49 (a)(b)	2,061,000	1,956,844
Class D, 5.4191% 7/15/49 (a)(b)	8,074,000	7,247,090
Class E, 5.4191% 7/15/49 (a)(b)	2,610,000	1,957,049
Class F, 5.4191% 7/15/49 (a)(b)	984,000	601,021
Class G, 5.4191% 7/15/49 (a)(b)(d)	3,536,800	1,794,868
Series 2012-C4 Class D, 5.5992% 3/15/45 (a)(b)	1,624,000	1,090,136
Series 2015-MS1 Class D, 4.1656% 5/15/48 (a)(b)	4,300,000	3,645,464
Series 2015-UBS8 Class D, 3.18% 12/15/48 (a)	2,839,000	2,096,916
Series 2016-BNK2 Class C, 3% 11/15/49 (a)	4,506,000	3,534,827
Series 2017-CLS Class F, 1 month U.S. LIBOR + 2.600% 2.7409% 11/15/34 (a)(b)(e)	916,000	890,988
Series 2018-MP Class E, 4.4185% 7/11/40 (a)(b)	2,499,000	1,985,857
Series 2020-CNP Class D, 2.5085% 4/5/42 (a)(b)	1,043,000	876,573
Morgan Stanley Dean Witter Capital I Trust Series 2001-TOP3 Class E, 7.9493% 7/15/33 (a)(b)	190,255	191,554
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.920% 7.0674% 8/15/24 (a)(b)(e)	774,767	706,190
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 4.3909% 8/15/34 (a)(b)(e)	8,997,045	8,816,697
MRCD Series 2019-PARK:
Class G, 2.7175% 12/15/36 (a)	10,373,000	9,573,546
Class J, 4.25% 12/15/36 (a)	6,790,000	6,221,524
MSCCG Trust Series 2016-SNR:
Class D, 6.55% 11/15/34 (a)	4,675,416	4,627,096
Class E, 6.8087% 11/15/34 (a)	1,727,200	1,616,472
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (a)(b)	1,014,000	778,093
Natixis Commercial Mortgage Securities Trust:
floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 2.899% 6/15/35 (a)(b)(e)	262,000	240,629
Class WAN2, 1 month U.S. LIBOR + 3.750% 3.899% 6/15/35 (a)(b)(e)	222,000	203,227
Series 2018-285M Class F, 3.9167% 11/15/32 (a)(b)	909,000	875,366
Series 2018-TECH:
Class E, 1 month U.S. LIBOR + 2.250% 2.3909% 11/15/34 (a)(b)(e)	638,000	613,229
Class F, 1 month U.S. LIBOR + 3.000% 3.1409% 11/15/34 (a)(b)(e)	96,000	87,446
Class G, 1 month U.S. LIBOR + 4.000% 4.1409% 11/15/34 (a)(b)(e)	572,000	480,552
Series 2019-10K:
Class E, 4.2724% 5/15/39 (a)(b)	984,000	917,283
Class F, 4.2724% 5/15/39 (a)(b)	3,014,000	2,672,080
Series 2019-1776:
Class E, 3.9017% 10/15/36 (a)	2,268,000	2,209,143
Class F, 4.2988% 10/15/36 (a)	3,589,000	3,371,213
Series 2020-2PAC:
Class AMZ2, 3.6167% 1/15/37 (a)(b)	1,754,950	1,682,829
Class AMZ3, 3.6167% 1/15/37 (a)(b)	822,675	761,313
Class MSK3, 3.3583% 12/15/36 (a)(b)	855,550	767,051
Progress Residential Trust Series 2019-SFR3 Class F, 3.867% 9/17/36 (a)	1,228,000	1,246,047
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (a)	1,837,475	2,132,640
SG Commercial Mortgage Securities Trust:
Series 2019-PREZ Class F, 3.593% 9/15/39 (a)(b)	3,206,000	2,750,383
Series 2020-COVE:
Class F, 3.8518% 3/15/37 (a)(b)	3,105,000	2,824,271
Class G, 3.8518% 3/15/37 (a)(b)	858,000	696,427
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4 Class F, 5.5066% 8/15/39 (b)	4,452,000	4,303,939
UBS Commercial Mortgage Trust:
Series 2012-C1:
Class D, 5.7545% 5/10/45 (a)(b)	3,272,000	2,455,661
Class E, 5% 5/10/45 (a)(b)(d)	1,911,000	957,744
Class F, 5% 5/10/45 (a)(b)(d)	2,484,000	363,124
Series 2018-C8 Class C, 4.8587% 2/15/51 (b)	756,000	742,969
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.3793% 6/10/30 (a)(b)(d)	2,090,000	1,202,935
Series 2012-WRM Class C, 4.3793% 6/10/30 (a)(b)	890,000	750,707
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class C, 6.2519% 1/10/45 (a)(b)	672,000	649,080
Wells Fargo Commercial Mortgage Trust:
floater Series 2020-SOP Class E, 1 month U.S. LIBOR + 2.710% 2.8509% 1/15/35 (a)(b)(e)	1,066,000	996,607
sequential payer Series 2020-C57 Class D, 2.5% 8/15/53 (a)	2,108,000	1,817,681
Series 2010-C1 Class XB, 1.3683% 11/15/43 (a)(b)(c)	5,108,675	233
Series 2012-LC5:
Class D, 4.9171% 10/15/45 (a)(b)	6,116,000	6,099,643
Class E, 4.9171% 10/15/45 (a)(b)	1,051,000	894,256
Class F, 4.9171% 10/15/45 (a)(b)	588,000	409,734
Series 2015-NXS4 Class D, 3.8557% 12/15/48 (b)	1,834,000	1,655,000
Series 2016-BNK1 Class D, 3% 8/15/49 (a)	1,526,000	874,025
Series 2016-C35 Class D, 3.142% 7/15/48 (a)	3,894,000	2,915,783
Series 2016-NXS6 Class D, 3.059% 11/15/49 (a)	4,250,000	3,142,203
Series 2017-RB1 Class D, 3.401% 3/15/50 (a)	1,824,000	1,622,505
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (d)	1,252,600	219,497
Series 2011-C3:
Class D, 5.842% 3/15/44 (a)(b)	5,103,000	2,312,647
Class E, 5% 3/15/44 (a)	1,258,000	249,328
Class F, 5% 3/15/44 (a)	2,421,350	113,348
Series 2011-C4:
Class D, 5.3828% 6/15/44 (a)(b)	1,616,000	1,421,609
Class E, 5.3828% 6/15/44 (a)(b)	1,274,000	798,599
Series 2011-C5:
Class D, 5.8443% 11/15/44 (a)(b)	2,978,000	2,912,340
Class E, 5.8443% 11/15/44 (a)(b)	4,203,655	3,933,485
Class F, 5.25% 11/15/44 (a)(b)	3,930,000	2,975,350
Class G, 5.25% 11/15/44 (a)(b)	1,255,150	894,644
Series 2012-C6 Class D, 5.7651% 4/15/45 (a)(b)	2,707,000	2,721,852
Series 2012-C7:
Class E, 4.9645% 6/15/45 (a)(b)	1,514,000	586,366
Class F, 4.5% 6/15/45 (a)	1,470,000	289,362
Class G, 4.5% 6/15/45 (a)(d)	4,218,750	603,328
Series 2012-C8:
Class D, 5.0479% 8/15/45 (a)(b)	833,000	794,924
Class E, 5.0479% 8/15/45 (a)(b)	1,167,000	877,398
Series 2013-C11:
Class D, 4.3977% 3/15/45 (a)(b)	1,865,000	1,702,301
Class E, 4.3977% 3/15/45 (a)(b)	4,999,000	3,788,238
Series 2013-C13 Class D, 4.2775% 5/15/45 (a)(b)	1,499,000	1,418,748
Series 2013-C16 Class D, 5.1846% 9/15/46 (a)(b)	668,000	502,447
Series 2013-UBS1 Class D, 4.8928% 3/15/46 (a)(b)	2,638,000	2,433,668
Worldwide Plaza Trust Series 2017-WWP Class F, 3.7154% 11/10/36 (a)(b)	4,695,000	4,195,945
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (a)(b)	1,638,000	1,270,597
Class PR2, 3.6332% 6/5/35 (a)(b)	4,354,000	3,308,022
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $672,341,789)		605,459,999
	Shares	Value

Common Stocks - 0.5%
Homebuilders/Real Estate - 0.5%
Colony Capital, Inc.	400,000	1,728,000
iStar Financial, Inc.	176,200	2,484,420
TOTAL COMMON STOCKS
(Cost $3,886,584)		4,212,420

Preferred Stocks - 3.0%
Convertible Preferred Stocks - 0.2%
Homebuilders/Real Estate - 0.2%
RLJ Lodging Trust Series A, 1.95%	70,550	1,736,236
Nonconvertible Preferred Stocks - 2.8%
Diversified Financial Services - 0.6%
AGNC Investment Corp. Series E 6.50% (b)	116,492	2,696,778
MFA Financial, Inc. Series B, 7.50%	80,525	1,912,469
		4,609,247
Homebuilders/Real Estate - 2.2%
American Homes 4 Rent Series D, 6.50%	12,295	319,055
Capstead Mortgage Corp. Series E, 7.50%	87,175	2,112,250
Colony Capital, Inc.:
Series H, 7.125%	76,200	1,766,316
Series I, 7.15%	71,600	1,668,280
DiamondRock Hospitality Co. 8.25%	25,800	680,088
Dynex Capital, Inc. Series C 6.90% (b)	57,707	1,382,083
iStar Financial, Inc. Series G, 7.65%	74,400	1,869,672
Rexford Industrial Realty, Inc. Series B, 5.875%	91,475	2,378,259
Taubman Centers, Inc. Series J, 6.50%	55,202	1,393,304
UMH Properties, Inc. Series C, 6.75%	98,998	2,492,770
		16,062,077

TOTAL NONCONVERTIBLE PREFERRED STOCKS		20,671,324

TOTAL PREFERRED STOCKS
(Cost $22,405,074)		22,407,560
	Principal Amount	Value

Bank Loan Obligations - 3.7%
Diversified Financial Services - 1.8%
Agellan Portfolio 9% 8/7/25 (b)(d)(g)	908,000	908,000
Extell Boston 5.149% 8/31/21 (b)(d)(g)	1,170,416	1,170,416
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 8.75% 11/15/22 (b)(d)(e)(g)	11,246,000	11,246,000

TOTAL DIVERSIFIED FINANCIAL SERVICES		13,324,416

Homebuilders/Real Estate - 1.1%
Aragon Junior Mezzanine 1 month U.S. LIBOR + 6.000% 7.25% 1/15/25 (b)(d)(e)(g)	2,193,648	2,193,648
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8955% 8/21/25 (b)(e)(g)	1,636,949	1,583,748
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.700% 1.8455% 2/6/22 (b)(e)(g)	4,165,000	4,107,731
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 2/8/25 (b)(e)(g)	93,220	90,191

TOTAL HOMEBUILDERS/REAL ESTATE		7,975,318

Hotels - 0.3%
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (b)(e)(g)	923,063	840,615
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.15% 5/11/24 (b)(e)(g)	1,701,485	1,633,425

TOTAL HOTELS		2,474,040

Services - 0.3%
Airbnb, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 4/17/25 (b)(e)(g)	354,113	382,551
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (b)(e)(g)	2,050,125	1,988,621

TOTAL SERVICES		2,371,172

Telecommunications - 0.2%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.9% 4/11/25 (b)(e)(g)	1,627,697	1,603,135
TOTAL BANK LOAN OBLIGATIONS
(Cost $27,923,725)		27,748,081

Preferred Securities - 0.0%
Homebuilders/Real Estate - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (a)(d)	3,000,000	60,000
Crest Dartmouth Street 2003-1 Ltd. Series 2003-1A Class PS, 6/28/38 (a)(d)	3,100,000	310
TOTAL PREFERRED SECURITIES
(Cost $6,004,704)		60,310
	Shares	Value

Money Market Funds - 4.2%
Fidelity Cash Central Fund 0.09% (h)
(Cost $31,880,306)	31,873,931	31,880,306
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $834,664,439)		756,946,914
NET OTHER ASSETS (LIABILITIES) - 0.0%		77,066
NET ASSETS - 100%		$757,023,980

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $629,186,297 or 83.1% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (d) Level 3 security

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $31,438 or 0.0% of net assets.

 (g) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B4, 3.632% 6/25/43	9/29/03	$49,484
Fannie Mae REMIC Trust Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B5, 3.632% 6/25/43	9/29/03	$28

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$297,738
Total	$297,738

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Financials	$8,103,580	$8,103,580	$--	$--
Real Estate	18,516,400	16,780,164	1,736,236	--
Corporate Bonds	26,627,896	--	26,627,896	--
Asset-Backed Securities	38,503,605	--	38,502,261	1,344
Collateralized Mortgage Obligations	46,737	--	9,629	37,108
Commercial Mortgage Securities	605,459,999	--	596,054,825	9,405,174
Bank Loan Obligations	27,748,081	--	12,230,017	15,518,064
Preferred Securities	60,310	--	--	60,310
Money Market Funds	31,880,306	31,880,306	--	--
Total Investments in Securities:	$756,946,914	$56,764,050	$675,160,864	$25,022,000

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Commercial Mortgage Securities
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	(1,518,242)
Net Unrealized Gain (Loss) on Investment Securities	(11,468,286)
Cost of Purchases	--
Proceeds of Sales	(1,439,600)
Amortization/Accretion	(653,550)
Transfers into Level 3	24,484,852
Transfers out of Level 3	--
Ending Balance	$9,405,174
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2020	$(11,468,286)
Bank Loan Obligations
Beginning Balance	$14,253,974
Net Realized Gain (Loss) on Investment Securities	(47,520)
Net Unrealized Gain (Loss) on Investment Securities	(8,396)
Cost of Purchases	14,604,000
Proceeds of Sales	(9,035,291)
Amortization/Accretion	(167,003)
Transfers into Level 3	--
Transfers out of Level 3	(4,081,700)
Ending Balance	$15,518,064
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2020	$(33,462)
Other Investments in Securities
Beginning Balance	$135,213
Net Realized Gain (Loss) on Investment Securities	(82,381)
Net Unrealized Gain (Loss) on Investment Securities	7,264
Cost of Purchases	644,849
Proceeds of Sales	(66,558)
Amortization/Accretion	(539,625)
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$98,762
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2020	$(60,123)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $802,784,133)	$725,066,608
Fidelity Central Funds (cost $31,880,306)	31,880,306
Total Investment in Securities (cost $834,664,439)		$756,946,914
Cash		24,136
Receivable for investments sold		497
Dividends receivable		96,720
Interest receivable		3,075,436
Distributions receivable from Fidelity Central Funds		1,962
Prepaid expenses		1,050
Total assets		760,146,715
Liabilities
Payable for investments purchased	$33,745
Payable for fund shares redeemed	2,220,957
Distributions payable	224,756
Accrued management fee	435,809
Other affiliated payables	37,130
Other payables and accrued expenses	170,338
Total liabilities		3,122,735
Net Assets		$757,023,980
Net Assets consist of:
Paid in capital		$851,548,767
Total accumulated earnings (loss)		(94,524,787)
Net Assets		$757,023,980
Net Asset Value, offering price and redemption price per share ($757,023,980 ÷ 97,001,670 shares)		$7.80

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Dividends		$1,472,760
Interest		36,591,641
Income from Fidelity Central Funds		297,738
Total income		38,362,139
Expenses
Management fee	$5,167,484
Transfer agent fees	110,638
Accounting fees and expenses	329,868
Custodian fees and expenses	17,744
Independent trustees' fees and expenses	4,189
Audit	186,374
Legal	1,293
Miscellaneous	4,668
Total expenses before reductions	5,822,258
Expense reductions	(7,995)
Total expenses after reductions		5,814,263
Net investment income (loss)		32,547,876
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(11,963,993)
Fidelity Central Funds	3,279
Total net realized gain (loss)		(11,960,714)
Change in net unrealized appreciation (depreciation) on investment securities		(82,855,797)
Net gain (loss)		(94,816,511)
Net increase (decrease) in net assets resulting from operations		$(62,268,635)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,547,876	$35,127,955
Net realized gain (loss)	(11,960,714)	807,480
Change in net unrealized appreciation (depreciation)	(82,855,797)	26,266,392
Net increase (decrease) in net assets resulting from operations	(62,268,635)	62,201,827
Distributions to shareholders	(32,213,221)	(35,999,475)
Share transactions
Proceeds from sales of shares	97,052,500	130,445,698
Reinvestment of distributions	28,859,411	30,268,155
Cost of shares redeemed	(95,929,352)	(98,384,669)
Net increase (decrease) in net assets resulting from share transactions	29,982,559	62,329,184
Total increase (decrease) in net assets	(64,499,297)	88,531,536
Net Assets
Beginning of period	821,523,277	732,991,741
End of period	$757,023,980	$821,523,277
Other Information
Shares
Sold	13,099,991	14,895,476
Issued in reinvestment of distributions	3,758,479	3,499,304
Redeemed	(13,487,039)	(11,621,345)
Net increase (decrease)	3,371,431	6,773,435

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate High Income Fund

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$8.77	$8.44	$8.60	$8.51	$8.80
Income from Investment Operations
Net investment income (loss)A	.341	.418	.417	.433	.451
Net realized and unrealized gain (loss)	(.972)	.338	(.148)	.064	(.343)
Total from investment operations	(.631)	.756	.269	.497	.108
Distributions from net investment income	(.339)	(.426)	(.429)	(.407)	(.398)
Total distributions	(.339)	(.426)	(.429)	(.407)	(.398)
Net asset value, end of period	$7.80	$8.77	$8.44	$8.60	$8.51
Total ReturnB	(7.06)%	9.15%	3.23%	5.94%	1.26%
Ratios to Average Net AssetsC,D
Expenses before reductions	.79%	.80%	.80%	.80%	.80%
Expenses net of fee waivers, if any	.79%	.80%	.80%	.80%	.80%
Expenses net of all reductions	.79%	.79%	.80%	.80%	.80%
Net investment income (loss)	4.41%	4.83%	4.91%	5.03%	5.23%
Supplemental Data
Net assets, end of period (000 omitted)	$757,024	$821,523	$732,992	$1,103,106	$1,033,232
Portfolio turnover rateE	27%	26%	13%F	18%	19%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Real Estate High Income Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

The Fund attempts to obtain prices from one or more third party pricing vendors or brokers. For certain securities, independent prices may be unavailable, unreliable or limited to a single third party pricing vendor or broker, and the values reflected may differ from the amount that would be realized if the securities were sold.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Bank Loan Obligations	$15,518,064	Recovery value Discounted cash flow	Recovery value Yield	100.0% 7.8% - 9.5% / 9.0%	Increase Decrease
Preferred Securities	$60,310	Recovery value	Recovery value	0.0% - 2.0% / 2.0%	Increase
Asset-Backed Securities	$1,344	Recovery value	Recovery value	0.0%	Increase
Commercial Mortgage Securities	$9,405,174	Recovery value Discounted cash flow	Recovery value Spread	4.8% - 50.1% / 27.7% 28.0% - 434.7% - 83.1%	Increase Decrease
Collateralized Mortgage Obligations	$37,108	Recovery value	Recovery value	0.1% - 25.8% / 23.9%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to certain conversion ratio adjustments, passive foreign investment companies (PFIC), market discount, controlled foreign corporations and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,610,507
Gross unrealized depreciation	(99,352,238)
Net unrealized appreciation (depreciation)	$(79,741,731)
Tax Cost	$836,688,645

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,471,141
Capital loss carryforward	$(18,254,198)
Net unrealized appreciation (depreciation) on securities and other investments	$(79,741,731)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(7,998,229)
Long-term	(10,255,969)
Total capital loss carryforward	$(18,254,198)

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$32,213,221	$ 35,999,475

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate High Income Fund	246,252,149	190,253,755

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .02% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Real Estate High Income Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Real Estate High Income Fund	$546

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Real Estate High Income Fund	$1,776

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $246 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $6,093.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $1,656.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of approximately 46% of the total outstanding shares of the Fund.

9. Credit and Liquidity Risk.

The Fund invests a significant portion of its assets in below investment grade securities with contractual cash flows, such as asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities. As these securities have a higher degree of sensitivity to changes in economic conditions, including real estate values, the risk of default is higher, and the liquidity and/or value of such securities may be adversely affected.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Real Estate High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Real Estate High Income Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-401-292-6402.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Real Estate High Income Fund	.79%
Actual		$1,000.00	$1,152.10	$4.25
Hypothetical-C		$1,000.00	$1,021.05	$3.99

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.24% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $28,369,770 of distributions paid during the period January 1, 2020 to November 30, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 89% of the dividend distributed on December 27, 2019 as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000
Proposal 1 reflects trust wide proposal and voting results.

REHI-ANN-0121
1.734092.121

Fidelity Advisor® Dividend Growth Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(6.31)%	6.71%	9.07%
Class M (incl. 3.50% sales charge)	(4.32)%	6.95%	9.06%
Class C (incl. contingent deferred sales charge)	(2.36)%	7.14%	8.89%
Class I	(0.36)%	8.24%	9.99%
Class Z	(0.22)%	8.40%	10.11%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Dividend Growth Fund - Class A on November 30, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$23,819	Fidelity Advisor® Dividend Growth Fund - Class A
$37,703	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Co-Managers Gordon Scott and Zach Turner:  For the fiscal year ending November 30, 2020, the fund's share classes (excluding sales charges, if applicable) returned roughly -1% to 0%, underperforming the 17.46% result of the benchmark S&P 500® Index. The primary detractor from performance versus the benchmark was an overweighting and stock picks in the financials sector, especially within the banks industry. An underweighting and stock picking in information technology also hampered the fund's relative result. Also hurting our result was stock selection in the communication services sector, primarily within the media & entertainment industry. The biggest individual relative detractor was an overweight position in Wells Fargo (-48%). Also hindering performance was our outsized stake in Exxon Mobil, which returned -39%. Exxon Mobil was one of our biggest holdings this period, though we reduced our stake by period end. Also hampering performance was our overweighting in General Electric, which returned about -12%. We reduced our stake the past 12 months. In contrast, the top contributor to performance versus the benchmark was an underweighting in health care. Also lifting the fund's relative result was an underweighting and stock selection in real estate and utilities. The biggest individual relative contributor was an overweight position in Whirlpool (+41%). Also helping performance was our lighter-than-benchmark stake in Boeing, a stock that returned approximately 99% in the portfolio. This was a position we established the past year. Another notable relative contributor was an outsized stake in United Parcel Service (+49%). This period we decreased our stake. Notable changes in positioning include increased exposure to the information technology and consumer discretionary sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On December 31, 2020, Zach Turner assumed sole management responsibilities for the fund, succeeding Gordon Scott, with whom he had served as co-manager since July 1.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
Microsoft Corp.	7.1
Visa, Inc. Class A	3.0
Apple, Inc.	2.3
UnitedHealth Group, Inc.	2.2
JPMorgan Chase & Co.	1.8
Fidelity National Information Services, Inc.	1.6
Broadcom, Inc.	1.6
Bank of America Corp.	1.5
Cigna Corp.	1.5
Comcast Corp. Class A	1.4
24.0

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	30.2
Consumer Discretionary	15.9
Industrials	11.5
Health Care	9.9
Financials	9.3

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	99.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 14.0%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.7%
Entertainment - 2.3%
Activision Blizzard, Inc.	107,200	$8,520
Liberty Media Corp. Liberty SiriusXM Series C (a)	1	0
The Walt Disney Co.	93,100	13,780
		22,300
Interactive Media & Services - 2.9%
Alphabet, Inc. Class A (a)	6,100	10,702
Facebook, Inc. Class A (a)	34,800	9,639
Tencent Holdings Ltd.	115,700	8,434
		28,775
Media - 2.5%
Comcast Corp. Class A	280,350	14,085
Interpublic Group of Companies, Inc.	310,100	6,909
ViacomCBS, Inc. Class B	97,000	3,422
		24,416

TOTAL COMMUNICATION SERVICES		75,491

CONSUMER DISCRETIONARY - 15.9%
Auto Components - 1.4%
BorgWarner, Inc.	197,600	7,677
Lear Corp.	40,000	5,718
		13,395
Automobiles - 1.5%
General Motors Co.	223,600	9,803
Harley-Davidson, Inc.	131,300	5,290
		15,093
Distributors - 0.6%
LKQ Corp. (a)	166,700	5,871
Diversified Consumer Services - 0.5%
H&R Block, Inc. (b)	245,300	4,612
Hotels, Restaurants & Leisure - 4.1%
Aristocrat Leisure Ltd.	182,196	4,288
Cedar Fair LP (depositary unit)	47,600	1,810
Churchill Downs, Inc.	13,100	2,357
Hilton Worldwide Holdings, Inc.	65,100	6,746
Marriott International, Inc. Class A	58,900	7,473
Restaurant Brands International, Inc.	101,700	5,793
Starbucks Corp.	103,500	10,145
Wingstop, Inc.	9,500	1,209
		39,821
Household Durables - 2.8%
Lennar Corp. Class A	114,800	8,709
Sony Corp.	73,600	6,858
Whirlpool Corp.	63,800	12,416
		27,983
Internet & Direct Marketing Retail - 0.7%
Expedia, Inc.	56,400	7,021
Multiline Retail - 1.2%
Dollar General Corp.	34,100	7,454
Target Corp.	23,600	4,237
		11,691
Specialty Retail - 1.2%
Camping World Holdings, Inc. (b)	110,300	3,381
Lowe's Companies, Inc.	37,000	5,765
Williams-Sonoma, Inc.	28,700	3,142
		12,288
Textiles, Apparel & Luxury Goods - 1.9%
PVH Corp.	94,800	7,536
Tapestry, Inc.	377,900	10,702
		18,238

TOTAL CONSUMER DISCRETIONARY		156,013

CONSUMER STAPLES - 4.2%
Beverages - 0.7%
Keurig Dr. Pepper, Inc. (b)	220,400	6,711
Household Products - 1.4%
Energizer Holdings, Inc.	127,500	5,341
Spectrum Brands Holdings, Inc.	131,685	8,801
		14,142
Tobacco - 2.1%
Altria Group, Inc.	353,573	14,083
Swedish Match Co. AB	77,900	6,302
		20,385

TOTAL CONSUMER STAPLES		41,238

ENERGY - 1.6%
Oil, Gas & Consumable Fuels - 1.6%
Equinor ASA sponsored ADR	193,700	2,971
Exxon Mobil Corp.	184,822	7,047
Phillips 66 Co.	65,700	3,980
Reliance Industries Ltd. sponsored GDR (c)	35,400	1,826
		15,824
FINANCIALS - 9.3%
Banks - 4.5%
Bank of America Corp.	515,203	14,508
JPMorgan Chase & Co.	152,193	17,941
Wells Fargo & Co.	420,290	11,495
		43,944
Capital Markets - 2.3%
BlackRock, Inc. Class A	13,100	9,148
Intercontinental Exchange, Inc.	85,300	9,000
Raymond James Financial, Inc.	46,900	4,266
		22,414
Consumer Finance - 1.1%
American Express Co.	11,900	1,411
Discover Financial Services	131,900	10,047
		11,458
Insurance - 1.4%
Arthur J. Gallagher & Co.	63,400	7,317
The Travelers Companies, Inc.	51,400	6,664
		13,981

TOTAL FINANCIALS		91,797

HEALTH CARE - 9.9%
Health Care Equipment & Supplies - 0.5%
Envista Holdings Corp. (a)	149,700	4,451
Health Care Providers & Services - 6.8%
Anthem, Inc.	39,200	12,212
Cigna Corp.	69,100	14,452
CVS Health Corp.	125,100	8,481
Humana, Inc.	24,600	9,853
UnitedHealth Group, Inc.	64,197	21,592
		66,590
Life Sciences Tools & Services - 0.5%
Thermo Fisher Scientific, Inc.	10,900	5,068
Pharmaceuticals - 2.1%
AstraZeneca PLC (United Kingdom)	30,700	3,212
Bristol-Myers Squibb Co.	94,100	5,872
Eli Lilly & Co.	54,500	7,938
Roche Holding AG (participation certificate)	11,750	3,859
		20,881

TOTAL HEALTH CARE		96,990

INDUSTRIALS - 11.5%
Aerospace & Defense - 0.8%
HEICO Corp. Class A	34,558	3,827
The Boeing Co.	19,100	4,025
		7,852
Air Freight & Logistics - 2.0%
FedEx Corp.	34,100	9,772
United Parcel Service, Inc. Class B	57,800	9,888
		19,660
Airlines - 0.3%
Copa Holdings SA Class A	31,400	2,503
Commercial Services & Supplies - 0.7%
GFL Environmental, Inc.	252,600	6,885
Electrical Equipment - 0.3%
AMETEK, Inc.	25,200	2,987
Industrial Conglomerates - 1.7%
General Electric Co.	1,202,100	12,237
Roper Technologies, Inc.	10,200	4,355
		16,592
Machinery - 3.1%
Allison Transmission Holdings, Inc.	133,043	5,461
Cummins, Inc.	25,300	5,849
Fortive Corp.	49,700	3,485
PACCAR, Inc.	88,900	7,740
Snap-On, Inc.	18,000	3,165
Toro Co.	51,700	4,690
		30,390
Professional Services - 1.4%
Equifax, Inc.	28,300	4,723
IHS Markit Ltd.	51,100	5,082
Robert Half International, Inc.	56,500	3,626
		13,431
Road & Rail - 1.2%
Knight-Swift Transportation Holdings, Inc. Class A	125,100	5,165
Ryder System, Inc.	48,300	2,860
TFI International, Inc. (Canada)	83,300	4,227
		12,252

TOTAL INDUSTRIALS		112,552

INFORMATION TECHNOLOGY - 30.2%
Electronic Equipment & Components - 0.5%
TE Connectivity Ltd.	39,800	4,536
IT Services - 8.2%
Amadeus IT Holding SA Class A	13,700	942
Amdocs Ltd.	59,600	3,922
Cognizant Technology Solutions Corp. Class A	83,400	6,516
DXC Technology Co.	173,300	3,797
Fidelity National Information Services, Inc.	106,300	15,776
Genpact Ltd.	262,700	10,679
Global Payments, Inc.	45,600	8,901
Visa, Inc. Class A	141,400	29,743
		80,276
Semiconductors & Semiconductor Equipment - 7.8%
Analog Devices, Inc.	65,200	9,068
Broadcom, Inc.	38,900	15,621
KLA-Tencor Corp.	29,100	7,332
Lam Research Corp.	28,100	12,720
Marvell Technology Group Ltd.	118,800	5,499
NVIDIA Corp.	4,200	2,251
Qualcomm, Inc.	77,100	11,347
SK Hynix, Inc.	33,100	2,911
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	68,800	6,675
Universal Display Corp.	15,000	3,436
		76,860
Software - 10.1%
Intuit, Inc.	32,900	11,581
Microsoft Corp.	326,600	69,916
SAP SE	33,900	4,092
SS&C Technologies Holdings, Inc.	170,700	11,760
Temenos Group AG	15,510	1,956
		99,305
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	192,696	22,940
Samsung Electronics Co. Ltd.	202,260	12,170
		35,110

TOTAL INFORMATION TECHNOLOGY		296,087

MATERIALS - 4.6%
Chemicals - 3.2%
DuPont de Nemours, Inc.	146,400	9,288
LG Chemical Ltd.	7,930	5,723
LyondellBasell Industries NV Class A	97,900	8,331
Olin Corp.	30,760	673
The Chemours Co. LLC	29,882	727
Valvoline, Inc.	148,400	3,382
W.R. Grace & Co.	55,000	3,010
		31,134
Metals & Mining - 1.4%
Barrick Gold Corp.	242,800	5,618
Newmont Corp.	136,300	8,017
		13,635

TOTAL MATERIALS		44,769

REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.6%
American Tower Corp.	27,500	6,358
CoreSite Realty Corp.	47,500	5,956
Four Corners Property Trust, Inc.	254,000	7,115
National Retail Properties, Inc.	59,400	2,239
Simon Property Group, Inc.	50,400	4,162
		25,830
UTILITIES - 1.9%
Electric Utilities - 0.5%
Edison International	79,200	4,860
Independent Power and Renewable Electricity Producers - 0.7%
The AES Corp.	352,500	7,205
Multi-Utilities - 0.7%
CenterPoint Energy, Inc.	276,500	6,412

TOTAL UTILITIES		18,477

TOTAL COMMON STOCKS
(Cost $800,583)		975,068

Money Market Funds - 0.7%
Fidelity Cash Central Fund 0.09% (d)	2,129,435	2,130
Fidelity Securities Lending Cash Central Fund 0.09% (d)(e)	4,805,020	4,806
TOTAL MONEY MARKET FUNDS
(Cost $6,936)		6,936
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $807,519)		982,004
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(1,100)
NET ASSETS - 100%		$980,904

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,826,000 or 0.2% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$33
Fidelity Securities Lending Cash Central Fund	90
Total	$123

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$75,491	$67,057	$8,434	$--
Consumer Discretionary	156,013	149,155	6,858	--
Consumer Staples	41,238	34,936	6,302	--
Energy	15,824	13,998	1,826	--
Financials	91,797	91,797	--	--
Health Care	96,990	89,919	7,071	--
Industrials	112,552	112,552	--	--
Information Technology	296,087	289,097	6,990	--
Materials	44,769	44,769	--	--
Real Estate	25,830	25,830	--	--
Utilities	18,477	18,477	--	--
Money Market Funds	6,936	6,936	--	--
Total Investments in Securities:	$982,004	$944,523	$37,481	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.0%
Canada	2.3%
Bermuda	2.2%
Korea (South)	2.2%
Switzerland	1.1%
Others (Individually Less Than 1%)	6.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $4,621) — See accompanying schedule: Unaffiliated issuers (cost $800,583)	$975,068
Fidelity Central Funds (cost $6,936)	6,936
Total Investment in Securities (cost $807,519)		$982,004
Foreign currency held at value (cost $37)		37
Receivable for investments sold		4,340
Receivable for fund shares sold		1,013
Dividends receivable		1,577
Distributions receivable from Fidelity Central Funds		1
Prepaid expenses		1
Other receivables		8
Total assets		988,981
Liabilities
Payable for investments purchased	$1,963
Payable for fund shares redeemed	581
Accrued management fee	257
Distribution and service plan fees payable	250
Other affiliated payables	166
Other payables and accrued expenses	54
Collateral on securities loaned	4,806
Total liabilities		8,077
Net Assets		$980,904
Net Assets consist of:
Paid in capital		$860,138
Total accumulated earnings (loss)		120,766
Net Assets		$980,904
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($374,030 ÷ 23,094 shares)(a)		$16.20
Maximum offering price per share (100/94.25 of $16.20)		$17.19
Class M:
Net Asset Value and redemption price per share ($315,976 ÷ 19,651 shares)(a)		$16.08
Maximum offering price per share (100/96.50 of $16.08)		$16.66
Class C:
Net Asset Value and offering price per share ($55,583 ÷ 3,681 shares)(a)		$15.10
Class I:
Net Asset Value, offering price and redemption price per share ($180,064 ÷ 10,397 shares)		$17.32
Class Z:
Net Asset Value, offering price and redemption price per share ($55,251 ÷ 3,130 shares)		$17.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended November 30, 2020
Investment Income
Dividends		$23,718
Income from Fidelity Central Funds (including $90 from security lending)		123
Total income		23,841
Expenses
Management fee
Basic fee	$4,812
Performance adjustment	(2,002)
Transfer agent fees	1,695
Distribution and service plan fees	3,014
Accounting fees	306
Custodian fees and expenses	31
Independent trustees' fees and expenses	5
Registration fees	90
Audit	60
Legal	12
Interest	2
Miscellaneous	32
Total expenses before reductions	8,057
Expense reductions	(87)
Total expenses after reductions		7,970
Net investment income (loss)		15,871
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(60,841)
Fidelity Central Funds	(1)
Foreign currency transactions	17
Total net realized gain (loss)		(60,825)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	31,296
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		31,303
Net gain (loss)		(29,522)
Net increase (decrease) in net assets resulting from operations		$(13,651)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,871	$13,879
Net realized gain (loss)	(60,825)	33,318
Change in net unrealized appreciation (depreciation)	31,303	70,218
Net increase (decrease) in net assets resulting from operations	(13,651)	117,415
Distributions to shareholders	(46,867)	(142,301)
Share transactions - net increase (decrease)	(12,562)	49,687
Total increase (decrease) in net assets	(73,080)	24,801
Net Assets
Beginning of period	1,053,984	1,029,183
End of period	$980,904	$1,053,984

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Dividend Growth Fund Class A

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$17.06	$17.97	$20.01	$16.90	$17.35
Income from Investment Operations
Net investment income (loss)A	.27	.24B	.28	.25	.21
Net realized and unrealized gain (loss)	(.35)	1.39	.58	3.07	.46
Total from investment operations	(.08)	1.63	.86	3.32	.67
Distributions from net investment income	(.25)	(.27)	(.26)	(.21)	(.18)
Distributions from net realized gain	(.54)	(2.27)	(2.65)	–	(.94)
Total distributions	(.78)C	(2.54)	(2.90)C	(.21)	(1.12)
Net asset value, end of period	$16.20	$17.06	$17.97	$20.01	$16.90
Total ReturnD,E	(.60)%	12.84%	4.69%	19.81%	4.36%
Ratios to Average Net AssetsF,G
Expenses before reductions	.81%	.82%	.84%	.85%	.90%
Expenses net of fee waivers, if any	.81%	.82%	.84%	.85%	.90%
Expenses net of all reductions	.80%	.81%	.83%	.84%	.90%
Net investment income (loss)	1.84%	1.53%B	1.58%	1.36%	1.33%
Supplemental Data
Net assets, end of period (in millions)	$374	$421	$353	$376	$355
Portfolio turnover rateH	113%	75%	110%	73%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class M

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$16.94	$17.85	$19.90	$16.81	$17.25
Income from Investment Operations
Net investment income (loss)A	.23	.20B	.24	.20	.17
Net realized and unrealized gain (loss)	(.35)	1.39	.57	3.05	.47
Total from investment operations	(.12)	1.59	.81	3.25	.64
Distributions from net investment income	(.21)	(.23)	(.21)	(.16)	(.14)
Distributions from net realized gain	(.54)	(2.27)	(2.65)	–	(.94)
Total distributions	(.74)C	(2.50)	(2.86)	(.16)	(1.08)
Net asset value, end of period	$16.08	$16.94	$17.85	$19.90	$16.81
Total ReturnD,E	(.85)%	12.59%	4.38%	19.50%	4.15%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.05%	1.07%	1.09%	1.09%	1.14%
Expenses net of fee waivers, if any	1.05%	1.07%	1.09%	1.09%	1.14%
Expenses net of all reductions	1.04%	1.06%	1.08%	1.09%	1.14%
Net investment income (loss)	1.59%	1.28%B	1.33%	1.11%	1.09%
Supplemental Data
Net assets, end of period (in millions)	$316	$376	$363	$374	$351
Portfolio turnover rateH	113%	75%	110%	73%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.03%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class C

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.92	$16.92	$19.00	$16.06	$16.53
Income from Investment Operations
Net investment income (loss)A	.14	.11B	.14	.10	.09
Net realized and unrealized gain (loss)	(.34)	1.29	.54	2.92	.44
Total from investment operations	(.20)	1.40	.68	3.02	.53
Distributions from net investment income	(.08)	(.14)	(.12)	(.08)	(.06)
Distributions from net realized gain	(.54)	(2.27)	(2.65)	–	(.94)
Total distributions	(.62)	(2.40)C	(2.76)C	(.08)	(1.00)
Net asset value, end of period	$15.10	$15.92	$16.92	$19.00	$16.06
Total ReturnD,E	(1.41)%	11.98%	3.86%	18.88%	3.58%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.61%	1.62%	1.61%	1.61%	1.66%
Expenses net of fee waivers, if any	1.61%	1.61%	1.61%	1.61%	1.66%
Expenses net of all reductions	1.60%	1.61%	1.60%	1.61%	1.66%
Net investment income (loss)	1.04%	.73%B	.81%	.59%	.57%
Supplemental Data
Net assets, end of period (in millions)	$56	$71	$137	$160	$154
Portfolio turnover rateH	113%	75%	110%	73%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .48%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class I

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.18	$18.97	$20.97	$17.70	$18.12
Income from Investment Operations
Net investment income (loss)A	.32	.29B	.34	.30	.26
Net realized and unrealized gain (loss)	(.36)	1.50	.61	3.21	.49
Total from investment operations	(.04)	1.79	.95	3.51	.75
Distributions from net investment income	(.28)	(.31)	(.30)	(.24)	(.22)
Distributions from net realized gain	(.54)	(2.27)	(2.65)	–	(.94)
Total distributions	(.82)	(2.58)	(2.95)	(.24)	(1.17)C
Net asset value, end of period	$17.32	$18.18	$18.97	$20.97	$17.70
Total ReturnD	(.36)%	13.13%	4.93%	20.07%	4.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	.57%	.58%	.60%	.61%	.67%
Expenses net of fee waivers, if any	.57%	.58%	.60%	.61%	.67%
Expenses net of all reductions	.56%	.57%	.59%	.60%	.66%
Net investment income (loss)	2.08%	1.77%B	1.82%	1.59%	1.57%
Supplemental Data
Net assets, end of period (in millions)	$180	$173	$166	$170	$123
Portfolio turnover rateG	113%	75%	110%	73%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.52%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Dividend Growth Fund Class Z

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.51	$19.28	$21.27	$17.95	$18.36
Income from Investment Operations
Net investment income (loss)A	.35	.32B	.38	.34	.29
Net realized and unrealized gain (loss)	(.37)	1.52	.62	3.24	.50
Total from investment operations	(.02)	1.84	1.00	3.58	.79
Distributions from net investment income	(.31)	(.34)	(.34)	(.26)	(.26)
Distributions from net realized gain	(.54)	(2.27)	(2.65)	–	(.94)
Total distributions	(.84)C	(2.61)	(2.99)	(.26)	(1.20)
Net asset value, end of period	$17.65	$18.51	$19.28	$21.27	$17.95
Total ReturnD	(.22)%	13.25%	5.10%	20.21%	4.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.41%	.43%	.45%	.45%	.49%
Expenses net of fee waivers, if any	.41%	.43%	.45%	.45%	.49%
Expenses net of all reductions	.40%	.42%	.44%	.44%	.49%
Net investment income (loss)	2.23%	1.92%B	1.98%	1.76%	1.74%
Supplemental Data
Net assets, end of period (in millions)	$55	$13	$10	$7	$2
Portfolio turnover rateG	113%	75%	110%	73%	31%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.04 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.67%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Dividend Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$187,743
Gross unrealized depreciation	(14,743)
Net unrealized appreciation (depreciation)	$173,000
Tax Cost	$809,004

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$12,507
Capital loss carryforward	$(64,747)
Net unrealized appreciation (depreciation) on securities and other investments	$173,007

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(19,307)
Long-term	(45,440)
Total capital loss carryforward	$(64,747)

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$13,930	$ 34,609
Long-term Capital Gains	32,937	107,692
Total	$46,867	$ 142,301

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Dividend Growth Fund	1,023,026	1,066,714

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .31% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$889	$18
Class M	.25%	.25%	1,553	17
Class C	.75%	.25%	572	51
			$3,014	$86

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$73
Class M	13
Class C(a)	5
$91

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$675.19
Class M	563.18
Class C	135.24
Class I	312.20
Class Z	10.04
	$1,695

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Dividend Growth Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Dividend Growth Fund	$35

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Dividend Growth Fund	Borrower	$6,585	1.84%	$2

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Dividend Growth Fund	$2

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Dividend Growth Fund	$8	$–	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $71 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $11 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Class A	$19,240	$49,025
Class M	16,418	50,351
Class C	2,743	19,304
Class I	7,861	22,201
Class Z	605	1,419
Total	$46,867	$142,301

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Class A
Shares sold	2,996	6,265	$42,921	$95,563
Reinvestment of distributions	1,076	3,375	18,007	45,399
Shares redeemed	(5,647)	(4,633)	(81,015)	(71,279)
Net increase (decrease)	(1,575)	5,007	$(20,087)	$69,683
Class M
Shares sold	3,657	3,142	$51,971	$47,904
Reinvestment of distributions	972	3,701	16,182	49,551
Shares redeemed	(7,159)	(4,970)	(103,806)	(75,690)
Net increase (decrease)	(2,530)	1,873	$(35,653)	$21,765
Class C
Shares sold	619	847	$8,466	$12,122
Reinvestment of distributions	168	1,492	2,648	18,858
Shares redeemed	(1,560)	(5,981)	(21,064)	(85,655)
Net increase (decrease)	(773)	(3,642)	$(9,950)	$(54,675)
Class I
Shares sold	4,472	2,088	$69,423	$34,451
Reinvestment of distributions	411	1,453	7,332	20,776
Shares redeemed	(4,026)	(2,739)	(61,803)	(45,066)
Net increase (decrease)	857	802	$14,952	$10,161
Class Z
Shares sold	2,916	267	$46,126	$4,519
Reinvestment of distributions	30	90	545	1,311
Shares redeemed	(532)	(184)	(8,495)	(3,077)
Net increase (decrease)	2,414	173	$38,176	$2,753

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Dividend Growth Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Dividend Growth Fund
Class A	.81%
Actual		$1,000.00	$1,185.90	$4.43
Hypothetical-C		$1,000.00	$1,020.95	$4.09
Class M	1.05%
Actual		$1,000.00	$1,185.00	$5.74
Hypothetical-C		$1,000.00	$1,019.75	$5.30
Class C	1.60%
Actual		$1,000.00	$1,181.50	$8.73
Hypothetical-C		$1,000.00	$1,017.00	$8.07
Class I	.56%
Actual		$1,000.00	$1,187.90	$3.06
Hypothetical-C		$1,000.00	$1,022.20	$2.83
Class Z	.41%
Actual		$1,000.00	$1,187.80	$2.24
Hypothetical-C		$1,000.00	$1,022.95	$2.07

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class C, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	244,187,621.839	42.238
Against	38,527,099.993	6.664
Abstain	42,189,089.547	7.298
Broker Non-Vote	253,214,613.870	43.800
TOTAL	578,118,425.250	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

ADGF-ANN-0121
1.733548.121

Fidelity Advisor® Series Small Cap Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity Advisor® Series Small Cap Fund	13.21%	8.43%	8.22%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Small Cap Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$17,479	Fidelity Advisor® Series Small Cap Fund
$18,589	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Jennifer Fo Cardillo:  For the fiscal year ending November 30, 2020, the fund gained 13.21%, trailing the 13.59% result of the benchmark, the Russell 2000® Index. Versus the benchmark, security selection detracted, especially in the industrials and information technology sectors, as did an underweighting in health care. Not owning Teladoc Health, a benchmark component that gained 131%, detracted more than any other fund position. Outsized stakes in two banks – Connectone Bancorp (-28%) and Essent Group (-18%) – also hurt on a relative basis. Conversely an underweighting in real estate and picks among banks and the food & staples retailing industry helped the fund's relative result. Overweighted stakes in backup power generator provider Generac Holdings (+116%) and retailer BJs Wholesale Club (+72%) added notable value, as did an out-of-benchmark stake in Charles River Labs International (+60%), which offers laboratory services to pharmaceutical companies, medical device firms and the biotechnology industry. We increased the fund’s exposure to the health care sector and reduced our allocation to financials by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
BJ's Wholesale Club Holdings, Inc.	1.8
SYNNEX Corp.	1.5
Element Solutions, Inc.	1.5
First Citizens Bancshares, Inc.	1.4
Gray Television, Inc.	1.4
Aaron's Holdings Co., Inc.	1.4
Chemed Corp.	1.4
KBR, Inc.	1.3
Atkore International Group, Inc.	1.3
Morningstar, Inc.	1.3
14.3

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Industrials	17.7
Information Technology	17.4
Health Care	17.1
Consumer Discretionary	16.1
Financials	13.9

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	99.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 14.0%

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
COMMUNICATION SERVICES - 3.1%
Media - 3.1%
Cogeco Communications, Inc.	26,700	$1,932,754
Gray Television, Inc. (a)	377,700	6,670,182
TechTarget, Inc. (a)	82,000	4,305,000
The New York Times Co. Class A (b)	42,500	1,823,675
		14,731,611
CONSUMER DISCRETIONARY - 16.1%
Auto Components - 0.9%
Patrick Industries, Inc.	70,581	4,449,426
Diversified Consumer Services - 0.3%
Grand Canyon Education, Inc. (a)	16,800	1,402,296
Hotels, Restaurants & Leisure - 2.1%
Brinker International, Inc.	72,400	3,627,964
Churchill Downs, Inc.	34,000	6,117,280
		9,745,244
Household Durables - 4.1%
Cavco Industries, Inc. (a)	1,861	334,999
Purple Innovation, Inc. (a)	24,900	742,518
Skyline Champion Corp. (a)	183,491	5,638,678
Taylor Morrison Home Corp. (a)	117,200	2,962,816
Tempur Sealy International, Inc. (a)	111,100	2,798,609
TopBuild Corp. (a)	19,800	3,449,754
TRI Pointe Homes, Inc. (a)	180,800	3,160,384
		19,087,758
Internet & Direct Marketing Retail - 0.5%
Kogan.Com Ltd.	202,261	2,434,903
Leisure Products - 1.8%
Brunswick Corp.	41,300	3,082,632
Clarus Corp.	152,290	2,192,976
YETI Holdings, Inc. (a)	47,000	2,968,990
		8,244,598
Multiline Retail - 0.6%
Max Stock Ltd.	100,600	428,506
Ollie's Bargain Outlet Holdings, Inc. (a)	26,500	2,333,590
		2,762,096
Specialty Retail - 4.5%
Aaron's Holdings Co., Inc.	101,508	6,387,898
American Eagle Outfitters, Inc.	117,900	2,121,021
Lithia Motors, Inc. Class A (sub. vtg.)	11,500	3,326,950
Murphy U.S.A., Inc.	41,600	5,333,120
Musti Group OYJ	152,579	3,961,360
		21,130,349
Textiles, Apparel & Luxury Goods - 1.3%
Crocs, Inc. (a)	101,582	5,982,164

TOTAL CONSUMER DISCRETIONARY		75,238,834

CONSUMER STAPLES - 2.9%
Food & Staples Retailing - 1.8%
BJ's Wholesale Club Holdings, Inc. (a)	206,120	8,448,859
Food Products - 1.1%
Nomad Foods Ltd. (a)	213,100	5,146,365

TOTAL CONSUMER STAPLES		13,595,224

ENERGY - 1.3%
Oil, Gas & Consumable Fuels - 1.3%
Enviva Partners LP	47,300	2,111,472
Hess Midstream LP	81,599	1,471,230
Renewable Energy Group, Inc. (a)	41,100	2,387,088
		5,969,790
FINANCIALS - 13.9%
Banks - 5.4%
ConnectOne Bancorp, Inc.	312,476	5,540,199
First Citizens Bancshares, Inc.	12,800	6,765,952
First Interstate Bancsystem, Inc.	117,700	4,478,485
Independent Bank Corp., Massachusetts	38,600	2,610,904
ServisFirst Bancshares, Inc.	83,400	3,150,852
Trico Bancshares	88,600	2,902,536
		25,448,928
Capital Markets - 2.8%
Blucora, Inc. (a)	81,071	1,057,166
LPL Financial	60,200	5,464,354
Morningstar, Inc.	31,164	6,235,916
StepStone Group, Inc. Class A	6,700	181,704
		12,939,140
Consumer Finance - 0.9%
First Cash Financial Services, Inc.	68,300	4,387,592
Insurance - 2.3%
Enstar Group Ltd. (a)	13,741	2,600,896
Old Republic International Corp.	137,300	2,460,416
Primerica, Inc.	43,000	5,601,610
		10,662,922
Thrifts & Mortgage Finance - 2.5%
Essent Group Ltd.	132,300	5,802,678
WSFS Financial Corp.	149,900	5,715,687
		11,518,365

TOTAL FINANCIALS		64,956,947

HEALTH CARE - 17.1%
Biotechnology - 5.7%
Acceleron Pharma, Inc. (a)	12,500	1,475,875
ADC Therapeutics SA (a)	19,718	735,679
Agios Pharmaceuticals, Inc. (a)	13,300	616,056
FibroGen, Inc. (a)	48,700	2,011,797
G1 Therapeutics, Inc. (a)	16,500	301,290
Global Blood Therapeutics, Inc. (a)	15,900	729,969
Keros Therapeutics, Inc.	16,900	1,277,809
Kezar Life Sciences, Inc. (a)	50,300	330,974
Kura Oncology, Inc. (a)	54,500	1,978,350
Mirati Therapeutics, Inc. (a)	12,700	3,020,695
Novavax, Inc. (a)	23,000	3,208,500
Passage Bio, Inc.	37,900	777,329
PTC Therapeutics, Inc. (a)	32,400	2,027,268
Revolution Medicines, Inc.	40,500	1,767,015
Stoke Therapeutics, Inc. (a)	22,400	1,166,816
TG Therapeutics, Inc. (a)	60,800	1,783,872
Vaxcyte, Inc.	19,900	638,790
Viela Bio, Inc. (a)	33,300	1,276,722
Xenon Pharmaceuticals, Inc. (a)	65,500	778,795
Zentalis Pharmaceuticals, Inc.	13,530	689,489
		26,593,090
Health Care Equipment & Supplies - 3.5%
BioLife Solutions, Inc. (a)	46,900	1,687,931
CryoPort, Inc. (a)(b)	52,700	2,563,855
Haemonetics Corp. (a)	33,100	3,735,335
Integra LifeSciences Holdings Corp. (a)	43,200	2,364,336
Masimo Corp. (a)	9,200	2,341,308
Pulmonx Corp.	500	27,100
Tandem Diabetes Care, Inc. (a)	35,000	3,285,800
TransMedics Group, Inc. (a)	37,300	554,651
		16,560,316
Health Care Providers & Services - 2.8%
Andlauer Healthcare Group, Inc.	22,600	693,644
Chemed Corp.	13,200	6,312,900
Encompass Health Corp.	33,500	2,699,430
LHC Group, Inc. (a)	17,224	3,381,416
		13,087,390
Health Care Technology - 1.2%
HMS Holdings Corp. (a)	72,000	2,262,240
Phreesia, Inc. (a)	70,000	3,091,200
		5,353,440
Life Sciences Tools & Services - 3.1%
10X Genomics, Inc. (a)	9,017	1,380,593
Charles River Laboratories International, Inc. (a)	23,700	5,558,124
ICON PLC (a)	27,800	5,417,664
Sotera Health Co.	8,500	230,010
Syneos Health, Inc. (a)	29,600	1,948,864
		14,535,255
Pharmaceuticals - 0.8%
Arvinas Holding Co. LLC (a)	18,900	457,380
Horizon Therapeutics PLC (a)	25,300	1,781,879
IMARA, Inc.	13,000	331,630
Intra-Cellular Therapies, Inc. (a)	33,600	794,304
Nektar Therapeutics (a)	33,500	549,065
		3,914,258

TOTAL HEALTH CARE		80,043,749

INDUSTRIALS - 17.7%
Aerospace & Defense - 0.5%
Vectrus, Inc. (a)	47,400	2,259,558
Building Products - 1.7%
Gibraltar Industries, Inc. (a)	49,173	3,218,865
Masonite International Corp. (a)	46,100	4,612,305
		7,831,170
Commercial Services & Supplies - 1.7%
Knoll, Inc.	180,300	2,462,898
Tetra Tech, Inc.	45,500	5,425,875
		7,888,773
Construction & Engineering - 1.2%
EMCOR Group, Inc.	67,100	5,782,678
Electrical Equipment - 2.3%
Atkore International Group, Inc. (a)	160,700	6,264,086
Generac Holdings, Inc. (a)	20,700	4,462,920
		10,727,006
Machinery - 4.8%
ESCO Technologies, Inc.	36,400	3,599,960
ITT, Inc.	61,300	4,452,219
Kornit Digital Ltd. (a)	15,200	1,282,424
Luxfer Holdings PLC sponsored	234,200	3,520,026
Oshkosh Corp.	71,100	5,723,550
SPX Flow, Inc. (a)	72,510	3,885,086
		22,463,265
Professional Services - 4.1%
ASGN, Inc. (a)	43,800	3,424,284
FTI Consulting, Inc. (a)	46,400	4,872,928
ICF International, Inc.	45,276	3,279,341
Insperity, Inc.	57,300	4,899,150
TriNet Group, Inc. (a)	35,100	2,632,500
		19,108,203
Road & Rail - 0.7%
TFI International, Inc.	66,800	3,394,108
Trading Companies & Distributors - 0.7%
GMS, Inc. (a)	98,400	3,073,032

TOTAL INDUSTRIALS		82,527,793

INFORMATION TECHNOLOGY - 17.4%
Electronic Equipment & Components - 4.3%
CDW Corp.	17,900	2,335,771
ePlus, Inc. (a)	46,913	3,955,235
Insight Enterprises, Inc. (a)	68,598	4,903,385
Napco Security Technolgies, Inc. (a)(b)	59,141	1,803,801
SYNNEX Corp.	44,613	7,151,910
		20,150,102
IT Services - 4.5%
Booz Allen Hamilton Holding Corp. Class A	42,900	3,723,291
Endava PLC ADR (a)	33,801	2,122,365
Genpact Ltd.	74,900	3,044,685
Grid Dynamics Holdings, Inc. (a)(b)	194,700	2,100,813
KBR, Inc.	226,500	6,289,905
Repay Holdings Corp. (a)	141,600	3,416,808
		20,697,867
Semiconductors & Semiconductor Equipment - 3.5%
Allegro MicroSystems LLC (a)	2,800	67,060
Array Technologies, Inc.	33,900	1,545,162
Entegris, Inc.	42,300	3,917,826
Ichor Holdings Ltd. (a)	117,200	3,738,680
Onto Innovation, Inc. (a)	75,400	3,333,434
Synaptics, Inc. (a)	49,252	3,830,328
		16,432,490
Software - 5.1%
Digital Turbine, Inc. (a)	90,900	4,088,682
Everbridge, Inc. (a)	11,600	1,472,504
Five9, Inc. (a)	23,300	3,616,160
j2 Global, Inc. (a)	50,384	4,514,910
LivePerson, Inc. (a)	64,300	3,756,406
Pluralsight, Inc. (a)	119,700	1,960,686
Proofpoint, Inc. (a)	25,300	2,618,297
RealPage, Inc. (a)	27,400	1,890,326
		23,917,971

TOTAL INFORMATION TECHNOLOGY		81,198,430

MATERIALS - 4.3%
Chemicals - 2.1%
Ashland Global Holdings, Inc.	37,800	2,841,426
Element Solutions, Inc.	492,300	6,798,663
		9,640,089
Construction Materials - 0.8%
Eagle Materials, Inc.	44,300	4,030,857
Containers & Packaging - 1.0%
Aptargroup, Inc.	36,000	4,547,520
Metals & Mining - 0.4%
ERO Copper Corp. (a)	105,300	1,806,486

TOTAL MATERIALS		20,024,952

REAL ESTATE - 3.5%
Equity Real Estate Investment Trusts (REITs) - 2.0%
Americold Realty Trust	120,400	4,109,252
CoreSite Realty Corp.	22,400	2,808,736
Essential Properties Realty Trust, Inc.	58,492	1,201,426
Summit Industrial Income REIT	127,600	1,301,840
		9,421,254
Real Estate Management & Development - 1.5%
CBRE Group, Inc. (a)	37,400	2,286,636
Cushman & Wakefield PLC (a)	311,233	4,637,372
		6,924,008

TOTAL REAL ESTATE		16,345,262

UTILITIES - 1.2%
Gas Utilities - 0.6%
Star Gas Partners LP	283,278	2,710,970
Multi-Utilities - 0.6%
Telecom Plus PLC	155,829	2,966,894

TOTAL UTILITIES		5,677,864

TOTAL COMMON STOCKS
(Cost $340,796,269)		460,310,456

Money Market Funds - 3.9%
Fidelity Cash Central Fund 0.09% (c)	10,751,541	10,753,692
Fidelity Securities Lending Cash Central Fund 0.09% (c)(d)	7,224,487	7,225,210
TOTAL MONEY MARKET FUNDS
(Cost $17,978,902)		17,978,902

Equity Funds - 0.8%
Small Blend Funds - 0.8%
iShares Russell 2000 Index ETF (b)
(Cost $3,485,610)	20,600	3,729,012
TOTAL INVESTMENT IN SECURITIES - 103.2%
(Cost $362,260,781)		482,018,370
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(14,806,471)
NET ASSETS - 100%		$467,211,899

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,535
Fidelity Securities Lending Cash Central Fund	24,844
Total	$46,379

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$14,731,611	$14,731,611	$--	$--
Consumer Discretionary	75,238,834	71,277,474	3,961,360	--
Consumer Staples	13,595,224	13,595,224	--	--
Energy	5,969,790	5,969,790	--	--
Financials	64,956,947	64,956,947	--	--
Health Care	80,043,749	80,043,749	--	--
Industrials	82,527,793	82,527,793	--	--
Information Technology	81,198,430	81,198,430	--	--
Materials	20,024,952	20,024,952	--	--
Real Estate	16,345,262	16,345,262	--	--
Utilities	5,677,864	2,710,970	2,966,894	--
Money Market Funds	17,978,902	17,978,902	--	--
Equity Funds	3,729,012	3,729,012	--	--
Total Investments in Securities:	$482,018,370	$475,090,116	$6,928,254	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.0%
Canada	3.1%
United Kingdom	2.9%
Bermuda	2.6%
Ireland	1.6%
British Virgin Islands	1.1%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $7,255,840) — See accompanying schedule: Unaffiliated issuers (cost $344,281,879)	$464,039,468
Fidelity Central Funds (cost $17,978,902)	17,978,902
Total Investment in Securities (cost $362,260,781)		$482,018,370
Cash		13,394
Foreign currency held at value (cost $24)		25
Receivable for investments sold		15,519,544
Receivable for fund shares sold		7,082
Dividends receivable		257,662
Distributions receivable from Fidelity Central Funds		1,452
Receivable from investment adviser for expense reductions		1,098
Total assets		497,818,627
Liabilities
Payable for investments purchased	$8,266,998
Payable for fund shares redeemed	15,100,655
Other payables and accrued expenses	14,375
Collateral on securities loaned	7,224,700
Total liabilities		30,606,728
Net Assets		$467,211,899
Net Assets consist of:
Paid in capital		$334,016,482
Total accumulated earnings (loss)		133,195,417
Net Assets		$467,211,899
Net Asset Value, offering price and redemption price per share ($467,211,899 ÷ 36,276,613 shares)		$12.88

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Dividends		$3,605,494
Income from Fidelity Central Funds (including $24,844 from security lending)		46,379
Total income		3,651,873
Expenses
Custodian fees and expenses	$20,891
Independent trustees' fees and expenses	2,357
Miscellaneous	1,011
Total expenses before reductions	24,259
Expense reductions	(2,503)
Total expenses after reductions		21,756
Net investment income (loss)		3,630,117
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	12,316,509
Fidelity Central Funds	1,271
Foreign currency transactions	4,198
Total net realized gain (loss)		12,321,978
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	39,270,620
Fidelity Central Funds	(78)
Assets and liabilities in foreign currencies	1,020
Total change in net unrealized appreciation (depreciation)		39,271,562
Net gain (loss)		51,593,540
Net increase (decrease) in net assets resulting from operations		$55,223,657

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,630,117	$3,908,248
Net realized gain (loss)	12,321,978	9,485,337
Change in net unrealized appreciation (depreciation)	39,271,562	50,095,930
Net increase (decrease) in net assets resulting from operations	55,223,657	63,489,515
Distributions to shareholders	(13,815,486)	(41,752,285)
Share transactions
Proceeds from sales of shares	59,908,236	85,084,631
Reinvestment of distributions	13,815,486	41,752,285
Cost of shares redeemed	(117,391,491)	(120,256,244)
Net increase (decrease) in net assets resulting from share transactions	(43,667,769)	6,580,672
Total increase (decrease) in net assets	(2,259,598)	28,317,902
Net Assets
Beginning of period	469,471,497	441,153,595
End of period	$467,211,899	$469,471,497
Other Information
Shares
Sold	5,657,093	7,779,011
Issued in reinvestment of distributions	1,196,146	4,659,853
Redeemed	(10,636,521)	(11,054,068)
Net increase (decrease)	(3,783,282)	1,384,796

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Small Cap Fund

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.72	$11.41	$12.72	$10.93	$11.26
Income from Investment Operations
Net investment income (loss)A	.09	.09	.10	.08	.09B
Net realized and unrealized gain (loss)	1.42	1.32	(.58)	1.81	.10
Total from investment operations	1.51	1.41	(.48)	1.89	.19
Distributions from net investment income	(.07)	(.11)C	(.07)	(.10)	(.03)
Distributions from net realized gain	(.28)	(.99)C	(.76)	–	(.50)
Total distributions	(.35)	(1.10)	(.83)	(.10)	(.52)D
Net asset value, end of period	$12.88	$11.72	$11.41	$12.72	$10.93
Total ReturnE	13.21%	15.27%	(4.02)%	17.37%	1.96%
Ratios to Average Net AssetsF,G
Expenses before reductions	.01%	.01%	.01%	.41%	.97%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.41%	.97%
Expenses net of all reductions	.01%	.01%	- %H	.40%	.97%
Net investment income (loss)	.85%	.89%	.83%	.72%	.85%B
Supplemental Data
Net assets, end of period (000 omitted)	$467,212	$469,471	$441,154	$463,095	$451,368
Portfolio turnover rateI	58%	76%	82%	88%	90%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .40%.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Advisor Series Small Cap Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$130,511,288
Gross unrealized depreciation	(11,052,969)
Net unrealized appreciation (depreciation)	$119,458,319
Tax Cost	$362,560,051

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,920,173
Undistributed long-term capital gain	$10,641,377
Net unrealized appreciation (depreciation) on securities and other investments	$118,633,867

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$2,659,878	$ 4,651,853
Long-term Capital Gains	11,155,608	37,100,432
Total	$13,815,486	$ 41,752,285

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Small Cap Fund	244,599,886	297,272,188

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Small Cap Fund	$9,218

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Series Small Cap Fund	$1,003

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Small Cap Fund	$2,571	$10	$–

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2024. The expense limitation prior to August 1, 2020 was .014%. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,503.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Small Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Small Cap Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Bettina Doulton, each of the Trustees oversees 305 funds. Ms. Doulton oversees 204 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Series Small Cap Fund	.01%
Actual		$1,000.00	$1,249.30	$.06
Hypothetical-C		$1,000.00	$1,024.95	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Small Cap Fund voted to pay on December 17, 2020, to shareholders of record at the opening of business on December 16, 2020, a distribution of $0.319 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.119 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $12,216,522, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 93% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 97% of the dividend distributed during the fiscal year as an amount which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 4% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	345,644,557.491	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	345,644,557.491	100.000
Proposal 1 reflects trust wide proposal and voting results.

AXS5-ANN-0121
1.967941.107

Fidelity Advisor® Series Growth Opportunities Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity Advisor® Series Growth Opportunities Fund	63.04%	28.58%	23.28%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Growth Opportunities Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$43,905	Fidelity Advisor® Series Growth Opportunities Fund
$30,804	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager Kyle Weaver:  For the fiscal year ending November 30, 2020, the fund gained 63.04%, outperforming the 35.73% result of the benchmark Russell 3000® Growth index. The top contributor to performance versus the benchmark was stock selection in consumer discretionary, especially in the retailing industry. Strong picks in the information technology sector, primarily driven by the software & services industry, also bolstered performance. Also contributing to performance were stock picks in the communication services sector, especially within the media & entertainment industry. One of the fund's top individual relative contributors was an overweighting in Carvana, which gained 158% the past 12 months. The company was among our biggest holdings. Another key contributor was our out-of-benchmark position in Sea (+379%). We decreased our position the past year. The fund's non-benchmark stake in Pinduoduo gained about 278%. We reduced our stake in the company the past 12 months. In contrast, the biggest detractor from performance versus the benchmark was stock selection in the consumer staples sector, primarily within the food, beverage & tobacco industry. Also hindering the fund's relative result was an overweighting in energy and utilities. The fund's largest individual relative detractor was our lighter-than-benchmark stake in Apple, which gained 79% the past 12 months. Despite the underweighting, the company was among the fund's biggest holdings. Another notable relative detractor was an out-of-benchmark stake in JUUL Labs (-55%). Also hampering performance was our outsized stake in LendingTree, which returned roughly -29%. We decreased our position the past year. Notable changes in positioning include increased exposure to the consumer discretionary sector.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
Microsoft Corp.	7.2
Amazon.com, Inc.	5.2
Apple, Inc.	3.7
Alphabet, Inc. Class C	3.3
Tesla, Inc.	3.2
Facebook, Inc. Class A	2.9
Roku, Inc. Class A	2.1
NVIDIA Corp.	2.1
Carvana Co. Class A	2.1
NXP Semiconductors NV	1.9
33.7

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	37.5
Consumer Discretionary	18.9
Communication Services	16.5
Health Care	14.4
Industrials	4.2

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	98.2%
Convertible Securities	2.3%
Other Investments	0.2%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.7)%

 * Foreign investments - 16.0%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
COMMUNICATION SERVICES - 16.5%
Entertainment - 5.8%
Activision Blizzard, Inc.	37,708	$2,997,032
Netflix, Inc. (a)	18,400	9,028,880
Roku, Inc. Class A (a)	52,231	15,333,455
Sea Ltd. ADR (a)	66,331	11,964,122
The Walt Disney Co.	12,864	1,904,001
		41,227,490
Interactive Media & Services - 8.6%
Alphabet, Inc.:
Class A (a)	4,723	8,286,031
Class C (a)	13,363	23,528,769
Facebook, Inc. Class A (a)	74,400	20,606,568
InterActiveCorp (a)	4,226	600,050
Match Group, Inc. (a)	9,206	1,281,567
Snap, Inc. Class A (a)	43,300	1,923,386
Zoominfo Technologies, Inc. (b)	96,000	4,920,000
		61,146,371
Media - 0.3%
Comcast Corp. Class A	46,319	2,327,067
Wireless Telecommunication Services - 1.8%
T-Mobile U.S., Inc.	98,296	13,067,470

TOTAL COMMUNICATION SERVICES		117,768,398

CONSUMER DISCRETIONARY - 18.6%
Automobiles - 3.4%
DiamondPeak Holdings Corp. (c)	41,185	962,493
Neutron Holdings, Inc. warrants (a)(c)(d)	77,208	1
Tesla, Inc. (a)	40,405	22,933,878
		23,896,372
Diversified Consumer Services - 0.2%
Arco Platform Ltd. Class A (a)	25,245	1,104,469
FSN Ecommerce Ventures Pvt Ltd. (c)(d)	3,374	276,283
		1,380,752
Household Durables - 0.2%
Purple Innovation, Inc. (a)	56,500	1,684,830
Internet & Direct Marketing Retail - 11.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	38,108	10,036,123
Amazon.com, Inc. (a)	11,811	37,417,720
Chewy, Inc. (a)(b)	37,200	2,885,976
Etsy, Inc. (a)	6,800	1,092,760
HelloFresh AG (a)	17,700	1,044,517
MercadoLibre, Inc. (a)	2,357	3,661,199
Pinduoduo, Inc. ADR (a)	92,364	12,821,047
The Booking Holdings, Inc. (a)	1,052	2,133,929
THG Holdings Ltd.	17,100	142,773
Wayfair LLC Class A (a)	31,286	7,957,907
		79,193,951
Leisure Products - 0.5%
Peloton Interactive, Inc. Class A (a)	28,600	3,327,610
Specialty Retail - 2.6%
Carvana Co. Class A (a)	59,362	14,852,966
Cazoo Holdings Ltd. (c)(d)	5,386	76,291
Floor & Decor Holdings, Inc. Class A (a)	16,036	1,284,323
Lithia Motors, Inc. Class A (sub. vtg.)	1,300	376,090
Shift Technologies, Inc. (c)	92,200	822,470
Shift Technologies, Inc. Class A (a)(b)	38,200	358,698
Vroom, Inc. (b)	27,100	971,806
		18,742,644
Textiles, Apparel & Luxury Goods - 0.6%
Allbirds, Inc. (a)(c)(d)	4,490	51,904
Deckers Outdoor Corp. (a)	600	152,754
lululemon athletica, Inc. (a)	11,001	4,072,790
		4,277,448

TOTAL CONSUMER DISCRETIONARY		132,503,607

CONSUMER STAPLES - 1.4%
Beverages - 0.0%
Boston Beer Co., Inc. Class A (a)	100	93,084
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	15,900	6,229,143
Performance Food Group Co. (a)	43,624	1,892,409
Walmart, Inc.	3,900	595,881
		8,717,433
Food Products - 0.2%
Beyond Meat, Inc. (a)(b)	6,515	911,449
Freshpet, Inc. (a)	3,800	520,144
		1,431,593
Tobacco - 0.0%
JUUL Labs, Inc. Class B (a)(c)(d)	709	45,482

TOTAL CONSUMER STAPLES		10,287,592

ENERGY - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Reliance Industries Ltd.	27,892	393,315
Reliance Industries Ltd.	399,989	10,351,117
		10,744,432
FINANCIALS - 1.9%
Capital Markets - 0.4%
London Stock Exchange Group PLC	15,234	1,643,012
MSCI, Inc.	701	287,003
Virtu Financial, Inc. Class A	800	18,232
XP, Inc. Class A (a)	25,000	1,025,250
		2,973,497
Consumer Finance - 1.2%
American Express Co.	5,100	604,809
Capital One Financial Corp.	25,100	2,149,564
LendingTree, Inc. (a)(b)	13,997	3,577,353
Synchrony Financial	72,400	2,206,028
		8,537,754
Diversified Financial Services - 0.2%
Novus Capital Corp. (a)	6,400	81,920
Triterras, Inc. (a)	104,300	1,242,213
		1,324,133
Insurance - 0.1%
Goosehead Insurance	5,500	677,105
Palomar Holdings, Inc. (a)	1,400	92,540
		769,645

TOTAL FINANCIALS		13,605,029

HEALTH CARE - 14.4%
Biotechnology - 5.1%
AbbVie, Inc.	7,300	763,434
ACADIA Pharmaceuticals, Inc. (a)	22,300	1,263,518
Acceleron Pharma, Inc. (a)	2,800	330,596
ADC Therapeutics SA (a)	9,800	365,638
Alexion Pharmaceuticals, Inc. (a)	25,585	3,124,184
Alnylam Pharmaceuticals, Inc. (a)	7,763	1,008,491
Applied Therapeutics, Inc. (a)	7,600	176,016
Arcutis Biotherapeutics, Inc. (a)	13,400	363,408
Argenx SE ADR (a)	3,171	909,506
Ascendis Pharma A/S sponsored ADR (a)	8,116	1,369,413
BeiGene Ltd. (a)	4,098	87,350
Black Diamond Therapeutics, Inc. (a)	2,000	66,680
Crinetics Pharmaceuticals, Inc. (a)	21,039	281,291
Exelixis, Inc. (a)	5,100	97,716
FibroGen, Inc. (a)	32,436	1,339,931
Forma Therapeutics Holdings, Inc.	1,800	78,732
Fusion Pharmaceuticals, Inc. (a)	8,800	118,888
G1 Therapeutics, Inc. (a)	3,853	70,356
Global Blood Therapeutics, Inc. (a)	2,600	119,366
Gritstone Oncology, Inc. (a)	39,743	121,216
Insmed, Inc. (a)	150,400	5,867,104
Intercept Pharmaceuticals, Inc. (a)	18,763	666,274
Keros Therapeutics, Inc.	10,700	809,027
Kymera Therapeutics, Inc. (a)	1,100	51,304
Moderna, Inc. (a)	15,800	2,413,292
Morphic Holding, Inc. (a)	17,000	533,290
Neurocrine Biosciences, Inc. (a)	28,336	2,690,220
Novavax, Inc. (a)	4,000	558,000
ORIC Pharmaceuticals, Inc. (a)	4,000	135,640
Passage Bio, Inc.	8,900	182,539
Poseida Therapeutics, Inc. (a)	3,100	35,991
Prelude Therapeutics, Inc.	2,800	144,116
Protagonist Therapeutics, Inc. (a)	3,500	84,560
PTC Therapeutics, Inc. (a)	2,900	181,453
Regeneron Pharmaceuticals, Inc. (a)	10,724	5,533,906
Relay Therapeutics, Inc. (a)	1,300	69,303
Repare Therapeutics, Inc.	1,200	35,844
Revolution Medicines, Inc.	18,900	824,607
Sage Therapeutics, Inc. (a)	5,497	407,273
Sarepta Therapeutics, Inc. (a)	10,247	1,443,392
TG Therapeutics, Inc. (a)	3,200	93,888
Vaxcyte, Inc.	8,900	285,690
Viela Bio, Inc. (a)	9,500	364,230
Zentalis Pharmaceuticals, Inc.	20,200	1,029,392
Zymeworks, Inc. (a)	5,800	305,370
		36,801,435
Health Care Equipment & Supplies - 3.8%
Becton, Dickinson & Co.	9,200	2,160,528
Boston Scientific Corp. (a)	118,012	3,912,098
Danaher Corp.	10,800	2,426,004
DexCom, Inc. (a)	7,115	2,274,523
Hologic, Inc. (a)	12,700	877,951
Insulet Corp. (a)	12,945	3,336,056
Intuitive Surgical, Inc. (a)	1,272	923,536
Masimo Corp. (a)	3,094	787,392
Novocure Ltd. (a)	13,976	1,756,084
Outset Medical, Inc.	4,000	256,000
Penumbra, Inc. (a)	15,695	3,482,721
SmileDirectClub, Inc. (a)	203,881	2,507,736
TransMedics Group, Inc. (a)(b)	153,271	2,279,140
		26,979,769
Health Care Providers & Services - 4.1%
1Life Healthcare, Inc. (a)(b)	163,416	5,371,484
Centene Corp. (a)	56,657	3,492,904
Cigna Corp.	15,236	3,186,457
Humana, Inc.	11,093	4,442,968
Oak Street Health, Inc. (a)	51,100	2,410,387
UnitedHealth Group, Inc.	30,523	10,266,106
		29,170,306
Health Care Technology - 0.3%
GoodRx Holdings, Inc.	23,900	901,030
Inspire Medical Systems, Inc. (a)	5,400	1,002,996
Veeva Systems, Inc. Class A (a)	700	193,809
		2,097,835
Life Sciences Tools & Services - 0.4%
10X Genomics, Inc. (a)	2,160	330,718
Bruker Corp.	16,201	819,933
Sartorius Stedim Biotech	3,177	1,145,536
Sotera Health Co.	12,500	338,250
		2,634,437
Pharmaceuticals - 0.7%
AstraZeneca PLC sponsored ADR	10,153	537,500
Bristol-Myers Squibb Co. rights (a)	10,584	12,489
Horizon Therapeutics PLC (a)	6,900	485,967
IMARA, Inc.	6,800	173,468
Intra-Cellular Therapies, Inc. (a)	5,600	132,384
Nabriva Therapeutics PLC (a)(b)	630,352	269,160
Nabriva Therapeutics PLC warrants 6/1/22 (a)	380,833	10,896
Nektar Therapeutics (a)	43,703	716,292
Roche Holding AG (participation certificate)	6,146	2,018,636
Theravance Biopharma, Inc. (a)	40,498	671,862
		5,028,654

TOTAL HEALTH CARE		102,712,436

INDUSTRIALS - 3.8%
Aerospace & Defense - 0.3%
Axon Enterprise, Inc. (a)	8,100	1,018,089
Northrop Grumman Corp.	2,419	731,167
		1,749,256
Building Products - 0.0%
The AZEK Co., Inc.	7,500	267,900
Electrical Equipment - 0.8%
Sunrun, Inc. (a)	55,488	3,555,671
Vestas Wind Systems A/S	10,638	2,168,168
		5,723,839
Professional Services - 0.5%
Boa Vista Servicos SA (a)	117,700	270,226
Clarivate Analytics PLC (a)	61,200	1,679,328
TransUnion Holding Co., Inc.	17,138	1,561,100
		3,510,654
Road & Rail - 2.2%
Lyft, Inc. (a)	105,156	4,013,805
Uber Technologies, Inc. (a)	232,520	11,546,943
		15,560,748

TOTAL INDUSTRIALS		26,812,397

INFORMATION TECHNOLOGY - 37.1%
Electronic Equipment & Components - 0.9%
CDW Corp.	3,300	430,617
Flextronics International Ltd. (a)	143,609	2,330,774
II-VI, Inc. (a)	32,400	2,191,860
Jabil, Inc.	33,100	1,265,082
		6,218,333
IT Services - 6.9%
Alliance Data Systems Corp.	13,400	980,076
EPAM Systems, Inc. (a)	2,453	790,675
Fidelity National Information Services, Inc.	16,413	2,435,853
Genpact Ltd.	32,094	1,304,621
Global Payments, Inc.	25,125	4,904,149
GoDaddy, Inc. (a)	80,298	6,386,903
MasterCard, Inc. Class A	12,547	4,222,191
MongoDB, Inc. Class A (a)	6,554	1,883,030
Nuvei Corp. (a)(e)	2,000	94,000
PayPal Holdings, Inc. (a)	21,015	4,499,732
Repay Holdings Corp. (a)	29,100	702,183
Snowflake Computing, Inc.	200	65,168
Snowflake Computing, Inc. Class B	475	139,297
Square, Inc. (a)	11,900	2,510,424
Twilio, Inc. Class A (a)	20,019	6,407,882
Visa, Inc. Class A	26,587	5,592,575
Wix.com Ltd. (a)	25,668	6,556,377
		49,475,136
Semiconductors & Semiconductor Equipment - 8.7%
Applied Materials, Inc.	54,362	4,483,778
Array Technologies, Inc.	36,800	1,677,344
Cirrus Logic, Inc. (a)	3,100	248,310
Enphase Energy, Inc. (a)	16,600	2,267,062
Inphi Corp. (a)	4,300	667,059
Lam Research Corp.	8,866	4,013,284
Marvell Technology Group Ltd.	81,275	3,762,220
Micron Technology, Inc. (a)	163,937	10,506,722
NVIDIA Corp.	27,988	15,003,247
NXP Semiconductors NV	84,528	13,390,926
ON Semiconductor Corp. (a)	94,295	2,710,981
Semtech Corp. (a)	4,500	303,615
SolarEdge Technologies, Inc. (a)	9,238	2,567,979
Universal Display Corp.	1,800	412,272
		62,014,799
Software - 16.6%
Adobe, Inc. (a)	13,209	6,320,110
Anaplan, Inc. (a)	25,200	1,763,748
Autodesk, Inc. (a)	10,435	2,924,200
Bill.Com Holdings, Inc. (a)	700	85,897
Cerence, Inc. (a)(b)	8,500	771,375
Ceridian HCM Holding, Inc. (a)	2,800	269,976
Cloudflare, Inc. (a)	12,900	968,532
Coupa Software, Inc. (a)	5,277	1,735,658
Datadog, Inc. Class A (a)	1,600	158,272
Digital Turbine, Inc. (a)	121,900	5,483,062
DocuSign, Inc. (a)	7,061	1,609,061
Dynatrace, Inc. (a)	105,511	4,011,528
Elastic NV (a)	26,564	3,288,623
Epic Games, Inc. (c)(d)	700	402,500
Everbridge, Inc. (a)	2,200	279,268
HubSpot, Inc. (a)	11,376	4,485,898
Intuit, Inc.	11,886	4,184,110
Lightspeed POS, Inc.	20,100	1,046,205
Lightspeed POS, Inc. (Canada) (a)	111,987	5,823,117
Microsoft Corp.	240,729	51,532,857
RingCentral, Inc. (a)	2,001	594,397
Salesforce.com, Inc. (a)	43,282	10,638,716
ServiceNow, Inc. (a)	7,818	4,179,112
The Trade Desk, Inc. (a)	1,023	921,795
Workday, Inc. Class A (a)	13,861	3,115,814
Zendesk, Inc. (a)	5,700	760,950
Zoom Video Communications, Inc. Class A (a)	2,400	1,148,064
		118,502,845
Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	220,672	26,271,002
Samsung Electronics Co. Ltd.	39,140	2,355,066
		28,626,068

TOTAL INFORMATION TECHNOLOGY		264,837,181

MATERIALS - 0.8%
Chemicals - 0.8%
LG Chemical Ltd.	5,592	4,035,651
The Chemours Co. LLC	70,333	1,711,202
		5,746,853
REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.5%
American Tower Corp.	14,098	3,259,458
Crown Castle International Corp.	1,500	251,355
		3,510,813
Real Estate Management & Development - 0.3%
KE Holdings, Inc. ADR (a)	14,900	973,417
Redfin Corp. (a)	20,891	1,000,470
		1,973,887

TOTAL REAL ESTATE		5,484,700

UTILITIES - 1.4%
Electric Utilities - 1.3%
American Electric Power Co., Inc.	2,800	237,692
Edison International	53,102	3,258,339
Evergy, Inc.	4,800	265,968
FirstEnergy Corp.	28,700	762,272
NextEra Energy, Inc.	21,440	1,577,770
ORSTED A/S (e)	16,063	2,890,164
		8,992,205
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp.	9,300	729,707

TOTAL UTILITIES		9,721,912

TOTAL COMMON STOCKS
(Cost $296,615,794)		700,224,537

Preferred Stocks - 2.3%
Convertible Preferred Stocks - 2.3%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. Series D (a)(c)(d)	74,400	106,392
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
Rivian Automotive, Inc. Series E (c)(d)	73,370	1,136,501
Internet & Direct Marketing Retail - 0.1%
Instacart, Inc. Series H (c)(d)	10,566	633,960
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	1,770	20,461
Series B (a)(c)(d)	310	3,584
Series C (a)(c)(d)	2,980	34,449
Series Seed (a)(c)(d)	950	10,982
		69,476
TOTAL CONSUMER DISCRETIONARY		1,839,937
CONSUMER STAPLES - 0.8%
Food & Staples Retailing - 0.1%
Blink Health LLC Series C (c)(d)	12,949	494,393
Sweetgreen, Inc.:
Series C (a)(c)(d)	322	4,782
Series D (a)(c)(d)	5,177	76,878
Series I (a)(c)(d)	12,201	181,185
		757,238
Tobacco - 0.7%
JUUL Labs, Inc.:
Series C (a)(c)(d)	70,175	4,501,726
Series D (a)(c)(d)	938	60,173
		4,561,899
TOTAL CONSUMER STAPLES		5,319,137
FINANCIALS - 0.4%
Diversified Financial Services - 0.2%
Alkami Technology, Inc. Series F (c)(d)	37,790	604,640
Sonder Holdings, Inc.:
Series D1 (c)(d)	15,672	168,739
Series E (c)(d)	48,893	526,426
		1,299,805
Insurance - 0.2%
Clover Health Series D (a)(c)	67,979	1,239,937
TOTAL FINANCIALS		2,539,742
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Nuvation Bio, Inc. Series A (a)(c)	191,200	321,216
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Series I (a)(c)(d)	3,290	888,300
Series N (c)(d)	2,559	690,930
		1,579,230
Road & Rail - 0.2%
Convoy, Inc. Series D (a)(c)(d)	93,888	1,440,242
TOTAL INDUSTRIALS		3,019,472
INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.1%
ByteDance Ltd. Series E1 (c)(d)(f)	4,644	508,862
Yanka Industries, Inc. Series E (c)(d)	19,716	238,154
		747,016
Software - 0.3%
ACV Auctions, Inc.:
Series E (a)(c)(d)	229,793	1,361,317
Series E1 (c)(d)	32,900	194,903
DoubleVerify, Inc. Series A (c)(d)	132,100	757,871
		2,314,091
TOTAL INFORMATION TECHNOLOGY		3,061,107

TOTAL CONVERTIBLE PREFERRED STOCKS		16,207,003

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (c)(d)	1,387,600	27,752
Waymo LLC Series A2 (c)(d)	2,896	248,671
		276,423
Specialty Retail - 0.0%
Cazoo Holdings Ltd.:
Series A (c)(d)	176	2,493
Series B (c)(d)	3,078	43,599
Series C (c)(d)	62	878
Series D (c)(d)	10,997	155,769
		202,739
TOTAL CONSUMER DISCRETIONARY		479,162
TOTAL PREFERRED STOCKS
(Cost $11,007,703)		16,686,165
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	47,700	47,700
4% 6/12/27 (c)(d)	13,100	13,100
TOTAL CONVERTIBLE BONDS
(Cost $60,800)		60,800

Preferred Securities - 0.0%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Starry, Inc. 3% (Cost $308,135)(c)(d)(g)	308,135	310,382
	Shares	Value

Money Market Funds - 1.9%
Fidelity Cash Central Fund 0.09% (h)	1,162,737	1,162,969
Fidelity Securities Lending Cash Central Fund 0.09% (h)(i)	12,420,406	12,421,648
TOTAL MONEY MARKET FUNDS
(Cost $13,584,617)		13,584,617

Equity Funds - 0.2%
Domestic Equity Funds - 0.2%
iShares Russell 1000 Growth Index ETF
(Cost $1,230,324)	5,400	1,248,696
TOTAL INVESTMENT IN SECURITIES - 102.6%
(Cost $322,807,373)		732,115,197
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(18,829,922)
NET ASSETS - 100%		$713,285,275

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $19,694,773 or 2.8% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,984,164 or 0.4% of net assets.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
ACV Auctions, Inc. Series E	11/6/19	$1,270,801
ACV Auctions, Inc. Series E1	9/4/20	$194,903
Alkami Technology, Inc. Series F	9/24/20	$604,640
Allbirds, Inc.	10/9/18	$49,243
Allbirds, Inc. Series A	10/9/18	$19,412
Allbirds, Inc. Series B	10/9/18	$3,400
Allbirds, Inc. Series C	10/9/18	$32,682
Allbirds, Inc. Series Seed	10/9/18	$10,419
Blink Health LLC Series C	11/7/19	$494,341
ByteDance Ltd. Series E1	11/18/20	$508,862
Cazoo Holdings Ltd.	9/30/20	$73,842
Cazoo Holdings Ltd. Series A	9/30/20	$2,413
Cazoo Holdings Ltd. Series B	9/30/20	$42,199
Cazoo Holdings Ltd. Series C	9/30/20	$850
Cazoo Holdings Ltd. Series D	9/30/20	$150,769
Clover Health Series D	6/7/17	$637,493
Convoy, Inc. Series D	10/30/19	$1,271,244
DiamondPeak Holdings Corp.	10/23/20	$411,850
DoubleVerify, Inc. Series A	11/18/20	$757,871
Epic Games, Inc.	7/13/20 - 7/30/20	$402,500
FSN Ecommerce Ventures Pvt Ltd.	10/7/20 - 10/26/20	$277,814
Instacart, Inc. Series H	11/13/20	$633,960
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15	$0
JUUL Labs, Inc. Series D	6/25/18	$0
Neutron Holdings, Inc. Series 1C	7/3/18	$253,709
Neutron Holdings, Inc. warrants	6/4/20	$0
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$47,700
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$13,100
Nuvation Bio, Inc. Series A	6/17/19	$147,488
Rivian Automotive, Inc. Series E	7/10/20	$1,136,501
Shift Technologies, Inc.	10/13/20	$922,000
Sonder Holdings, Inc. Series D1	12/20/19	$164,493
Sonder Holdings, Inc. Series E	4/3/20 - 5/6/20	$526,426
Space Exploration Technologies Corp. Series I	4/5/18	$556,010
Space Exploration Technologies Corp. Series N	8/4/20	$690,930
Starry, Inc. Series D	7/30/20	$106,392
Starry, Inc. 3%	9/4/20	$308,135
Sweetgreen, Inc. Series C	9/13/19	$5,506
Sweetgreen, Inc. Series D	9/13/19	$88,527
Sweetgreen, Inc. Series I	9/13/19	$208,637
Waymo LLC Series A2	5/8/20	$248,671
Yanka Industries, Inc. Series E	5/15/20	$238,154

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$22,030
Fidelity Securities Lending Cash Central Fund	638,724
Total	$660,754

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$117,874,790	$117,768,398	$--	$106,392
Consumer Discretionary	134,822,706	129,126,875	2,972,253	2,723,578
Consumer Staples	15,606,729	10,242,110	--	5,364,619
Energy	10,744,432	--	10,744,432	--
Financials	16,144,771	11,962,017	2,882,949	1,299,805
Health Care	103,033,652	99,450,018	3,583,634	--
Industrials	29,831,869	24,644,229	2,168,168	3,019,472
Information Technology	267,898,288	264,295,384	139,297	3,463,607
Materials	5,746,853	5,746,853	--	--
Real Estate	5,484,700	5,484,700	--	--
Utilities	9,721,912	6,831,748	2,890,164	--
Corporate Bonds	60,800	--	--	60,800
Preferred Securities	310,382	--	--	310,382
Money Market Funds	13,584,617	13,584,617	--	--
Equity Funds	1,248,696	1,248,696	--	--
Total Investments in Securities:	$732,115,197	$690,385,645	$25,380,897	$16,348,655

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$11,071,148
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(5,706,529)
Cost of Purchases	--
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$5,364,619
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2020	$(5,706,529)
Other Investments in Securities
Beginning Balance	$4,227,384
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	169,996
Cost of Purchases	6,966,632
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	500,986
Transfers out of Level 3	(880,962)
Ending Balance	$10,984,036
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2020	$169,996

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.0%
Cayman Islands	5.3%
Netherlands	2.5%
India	1.5%
Canada	1.2%
Others (Individually Less Than 1%)	5.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $12,071,316) — See accompanying schedule: Unaffiliated issuers (cost $309,222,756)	$718,530,580
Fidelity Central Funds (cost $13,584,617)	13,584,617
Total Investment in Securities (cost $322,807,373)		$732,115,197
Foreign currency held at value (cost $23,794)		23,652
Receivable for investments sold		147,185
Receivable for fund shares sold		4,304,522
Dividends receivable		244,434
Interest receivable		1,185
Distributions receivable from Fidelity Central Funds		7,841
Receivable from investment adviser for expense reductions		3,017
Total assets		736,847,033
Liabilities
Payable for investments purchased
Regular delivery	$1,233,740
Delayed delivery	508,862
Payable for fund shares redeemed	8,822,281
Other payables and accrued expenses	574,175
Collateral on securities loaned	12,422,700
Total liabilities		23,561,758
Net Assets		$713,285,275
Net Assets consist of:
Paid in capital		$123,840,038
Total accumulated earnings (loss)		589,445,237
Net Assets		$713,285,275
Net Asset Value, offering price and redemption price per share ($713,285,275 ÷ 34,711,388 shares)		$20.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Dividends		$2,828,747
Interest		2,302
Income from Fidelity Central Funds (including $638,724 from security lending)		660,754
Total income		3,491,803
Expenses
Custodian fees and expenses	$51,555
Independent trustees' fees and expenses	3,520
Interest	4,214
Miscellaneous	1,497
Total expenses before reductions	60,786
Expense reductions	(5,605)
Total expenses after reductions		55,181
Net investment income (loss)		3,436,622
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $95,856)	180,104,477
Fidelity Central Funds	1,549
Foreign currency transactions	(21,762)
Futures contracts	(264,353)
Total net realized gain (loss)		179,819,911
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $275,653)	141,700,731
Assets and liabilities in foreign currencies	3,452
Total change in net unrealized appreciation (depreciation)		141,704,183
Net gain (loss)		321,524,094
Net increase (decrease) in net assets resulting from operations		$324,960,716

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,436,622	$4,949,303
Net realized gain (loss)	179,819,911	140,488,579
Change in net unrealized appreciation (depreciation)	141,704,183	44,503,099
Net increase (decrease) in net assets resulting from operations	324,960,716	189,940,981
Distributions to shareholders	(146,099,036)	(116,238,648)
Share transactions
Proceeds from sales of shares	77,135,037	112,560,324
Reinvestment of distributions	146,099,036	116,238,648
Cost of shares redeemed	(336,354,676)	(291,300,492)
Net increase (decrease) in net assets resulting from share transactions	(113,120,603)	(62,501,520)
Total increase (decrease) in net assets	65,741,077	11,200,813
Net Assets
Beginning of period	647,544,198	636,343,385
End of period	$713,285,275	$647,544,198
Other Information
Shares
Sold	5,068,884	7,714,881
Issued in reinvestment of distributions	11,449,768	10,359,951
Redeemed	(21,601,360)	(19,446,179)
Net increase (decrease)	(5,082,708)	(1,371,347)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Growth Opportunities Fund

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$16.27	$15.46	$13.86	$10.62	$12.23
Income from Investment Operations
Net investment income (loss)A	.08	.11B	.10	.09	.05
Net realized and unrealized gain (loss)	7.91	3.56	2.83	3.54	(.32)
Total from investment operations	7.99	3.67	2.93	3.63	(.27)
Distributions from net investment income	(.13)	(.11)	(.11)	(.04)	(.07)
Distributions from net realized gain	(3.59)	(2.75)	(1.22)	(.36)	(1.27)
Total distributions	(3.71)C	(2.86)	(1.33)	(.39)C	(1.34)
Net asset value, end of period	$20.55	$16.27	$15.46	$13.86	$10.62
Total ReturnD	63.04%	32.07%	23.13%	35.40%	(2.09)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.01%	.01%	.01%	.31%	.62%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.31%	.62%
Expenses net of all reductions	.01%	.01%	.01%	.30%	.61%
Net investment income (loss)	.54%	.77%B	.69%	.71%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$713,285	$647,544	$636,343	$618,487	$590,988
Portfolio turnover rateG	78%	78%H	47%	50%	67%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.02 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .62%.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Advisor Series Growth Opportunities Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$15,977,473	Market comparable	Enterprise value/Sales multiple (EV/S)	6.5 - 15.3 / 8.6	Increase
			Discount rate	32.5%	Decrease
			Discount for lack of marketability	10.0%	Decrease
		Market approach	Transaction price	$0.00 - $575.00 / $89.59	Increase
Corporate Bonds	$60,800	Market approach	Transaction price	$100.00	Increase
Preferred Securities	$310,382	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$412,586,610
Gross unrealized depreciation	(5,997,819)
Net unrealized appreciation (depreciation)	$406,588,791
Tax Cost	$325,526,406

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$41,757,809
Undistributed long-term capital gain	$141,646,506
Net unrealized appreciation (depreciation) on securities and other investments	$406,590,624

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$18,700,362	$ 14,057,523
Long-term Capital Gains	127,398,674	102,181,125
Total	$146,099,036	$ 116,238,648

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Growth Opportunities Fund	493,999,865	745,699,025

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Growth Opportunities Fund	$10,337

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Growth Opportunities Fund	Borrower	$8,163,973.50%		$4,185

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $63,177,493 in exchange for 4,283,220 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,569.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Series Growth Opportunities Fund	$1,489

During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Growth Opportunities Fund	$66,629	$4,309	$–

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Growth Opportunities Fund	$251,286.59%		$29

10. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2024. The expense limitation prior to August 1, 2020 was .014%. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $5,605.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Growth Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series Growth Opportunities Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 12, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Series Growth Opportunities Fund	.01%
Actual		$1,000.00	$1,426.10	$.06
Hypothetical-C		$1,000.00	$1,024.95	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Growth Opportunities Fund voted to pay on December 17, 2020, to shareholders of record at the opening of business on December 16, 2020, a distribution of $5.221 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.105 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $141,659,413, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 16% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 19% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 2% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	532,512,547.181	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	532,512,547.181	100.000
Proposal 1 reflects trust wide proposal and voting results.

AXS3-ANN-0121
1.967930.107

Fidelity Advisor® Series Equity Growth Fund

Annual Report

November 30, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity Advisor® Series Equity Growth Fund	44.43%	20.95%	17.91%

 A From June 6, 2014

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Equity Growth Fund on June 6, 2014, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Period Ending Values
$29,135	Fidelity Advisor® Series Equity Growth Fund
$27,428	Russell 3000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 17.46% for the year ending November 30, 2020, a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend beginning March 24. Other supporting factors included resilient corporate earnings, near-term potential for a COVID-19 vaccine breakthrough and traction on a broader economic reopening. The rally lasted until September 2, when the S&P 500 began a two-month retreat. The loss of momentum reflected Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November was a much different story, as investors reacted favorably to election results and encouraging updates on the efficacy of two COVID-19 vaccine candidates. The index rose 11%, one of its biggest monthly gains ever. By sector for the full year, information technology (+42%) and consumer discretionary (+34%) led, driven by a handful of large growth stocks. In contrast, energy shares (-33%) struggled along with global oil demand and pricing.

Comments from Co-Managers Asher Anolic and Jason Weiner:  For the fiscal year ending November 30, 2020, the fund gained 44.43%, outperforming the 35.73% result of the benchmark Russell 3000® Growth Index. Versus the benchmark, security selection was the primary contributor, especially within the information technology sector. Stock picking and an underweighting in the industrials sector, especially within the capital goods industry, also boosted the fund's relative result. Also bolstering the fund's relative result was stock selection in the health care sector, primarily driven by the health care equipment & services industry. The biggest individual relative contributor was an overweight position in Nvidia (+146%). Nvidia was among our largest holdings. Another key contributor was our out-of-benchmark position in Shopify (+210%). We reduced our stake the past 12 months. Another notable relative contributor was our lighter-than-benchmark stake in Boeing (-53%), a position we established the past year. Conversely, the largest detractor from performance versus the benchmark were stock picks and underweighting in the consumer discretionary sector, especially within the automobiles & components industry. Also hurting the fund's relative result was an overweighting in energy and health care. The biggest individual relative detractor was our lighter-than-benchmark stake in Tesla (+378%). The company was not held at period end. Another notable relative detractor was our lighter-than-benchmark stake in Apple (+79%). Despite the underweighting, the company was among the fund's biggest holdings. Avoiding PayPal, a benchmark component that gained 98%, also hurt performance. Notable changes in positioning include increased exposure to the health care and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2020

% of fund's net assets
Microsoft Corp.	8.6
Alphabet, Inc. Class A	6.0
Amazon.com, Inc.	5.5
Facebook, Inc. Class A	5.0
Apple, Inc.	4.7
Qualcomm, Inc.	3.8
NVIDIA Corp.	3.5
UnitedHealth Group, Inc.	3.1
Adobe, Inc.	2.9
Tencent Holdings Ltd.	2.1
45.2

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Information Technology	35.2
Health Care	18.1
Communication Services	15.4
Consumer Discretionary	12.5
Industrials	8.3

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Stocks	100.2%
Convertible Securities	0.2%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.4)%

 * Foreign investments - 17.4%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Common Stocks - 100.2%
	Shares	Value
COMMUNICATION SERVICES - 15.4%
Diversified Telecommunication Services - 0.5%
Cellnex Telecom SA (a)	72,500	$4,592,621
Entertainment - 1.2%
Activision Blizzard, Inc.	75,634	6,011,390
CD Projekt RED SA (b)	49,000	5,088,379
DouYu International Holdings Ltd. ADR (b)	76,900	1,019,694
		12,119,463
Interactive Media & Services - 13.7%
Alphabet, Inc. Class A (b)	34,402	60,354,869
Facebook, Inc. Class A (b)	179,869	49,818,317
Match Group, Inc. (b)	14,943	2,080,215
Tencent Holdings Ltd.	291,617	21,258,222
Wise Talent Information Technology Co. Ltd. (b)	507,800	1,278,791
Zoominfo Technologies, Inc.	65,200	3,341,500
		138,131,914

TOTAL COMMUNICATION SERVICES		154,843,998

CONSUMER DISCRETIONARY - 12.5%
Automobiles - 0.7%
Ferrari NV	31,025	6,549,688
XPeng, Inc. ADR (b)(c)	10,000	587,600
		7,137,288
Diversified Consumer Services - 0.6%
Laureate Education, Inc. Class A (b)	427,156	6,065,615
Hotels, Restaurants & Leisure - 0.6%
Compass Group PLC	32,200	566,581
Dalata Hotel Group PLC	104,600	472,247
Hilton Worldwide Holdings, Inc.	45,100	4,673,713
		5,712,541
Household Durables - 1.6%
D.R. Horton, Inc.	104,603	7,792,924
NVR, Inc. (b)	1,139	4,552,788
Purple Innovation, Inc. (b)	18,400	548,688
Toll Brothers, Inc.	70,300	3,328,705
		16,223,105
Internet & Direct Marketing Retail - 7.0%
Alibaba Group Holding Ltd. sponsored ADR (b)	54,234	14,283,066
Amazon.com, Inc. (b)	17,407	55,146,072
Delivery Hero AG (a)(b)	10,100	1,228,031
Pinduoduo, Inc. ADR (b)	3,444	478,062
		71,135,231
Specialty Retail - 0.6%
Aritzia LP (b)	11,600	208,384
Ulta Beauty, Inc. (b)	20,100	5,535,540
		5,743,924
Textiles, Apparel & Luxury Goods - 1.4%
LVMH Moet Hennessy Louis Vuitton SE	16,687	9,584,942
Prada SpA (b)	697,600	3,456,579
Samsonite International SA (a)(b)	530,100	857,130
		13,898,651

TOTAL CONSUMER DISCRETIONARY		125,916,355

CONSUMER STAPLES - 3.8%
Beverages - 1.7%
Fever-Tree Drinks PLC	186	5,707
Kweichow Moutai Co. Ltd. (A Shares)	31,080	8,096,843
Monster Beverage Corp. (b)	103,300	8,757,774
		16,860,324
Household Products - 1.1%
Energizer Holdings, Inc.	130,886	5,482,815
Reckitt Benckiser Group PLC	67,943	5,930,579
		11,413,394
Personal Products - 0.5%
Herbalife Nutrition Ltd. (b)	108,200	5,183,862
Tobacco - 0.5%
Swedish Match Co. AB	59,900	4,846,023

TOTAL CONSUMER STAPLES		38,303,603

ENERGY - 1.5%
Oil, Gas & Consumable Fuels - 1.5%
Enterprise Products Partners LP	26,200	508,280
EOG Resources, Inc.	10,300	482,864
Reliance Industries Ltd.	35,487	500,415
Reliance Industries Ltd.	505,416	13,079,410
Valero Energy Corp.	22,400	1,204,448
		15,775,417
FINANCIALS - 3.1%
Banks - 1.1%
Comerica, Inc.	65,000	3,198,000
Fortress Value Acquisition Corp. (b)	6,100	131,272
HDFC Bank Ltd. (b)	29,508	570,324
HDFC Bank Ltd. sponsored ADR (b)	57,319	3,955,011
M&T Bank Corp.	2,600	302,874
Metro Bank PLC (b)(c)	11,420	18,243
Wintrust Financial Corp.	43,900	2,392,111
		10,567,835
Capital Markets - 0.9%
CME Group, Inc.	47,643	8,338,954
JMP Group, Inc.	284	852
MSCI, Inc.	1,489	609,626
		8,949,432
Consumer Finance - 0.6%
Capital One Financial Corp.	72,500	6,208,900
Insurance - 0.5%
American Financial Group, Inc.	16,700	1,493,147
Arthur J. Gallagher & Co.	16,200	1,869,642
RenaissanceRe Holdings Ltd.	11,000	1,811,040
		5,173,829

TOTAL FINANCIALS		30,899,996

HEALTH CARE - 18.0%
Biotechnology - 4.7%
ACADIA Pharmaceuticals, Inc. (b)	38,100	2,158,746
Affimed NV (b)	60,523	323,193
Alnylam Pharmaceuticals, Inc. (b)	6,600	857,406
Applied Therapeutics, Inc. (b)	53,200	1,232,112
Atara Biotherapeutics, Inc. (b)	48,500	1,124,715
Biogen, Inc. (b)	2,700	648,459
BioNTech SE ADR (b)(c)	35,347	4,391,511
CRISPR Therapeutics AG (b)(c)	12,600	1,599,192
Gamida Cell Ltd. (b)	199,332	1,435,190
Global Blood Therapeutics, Inc. (b)	5,200	238,732
Hookipa Pharma, Inc. (b)	10,000	116,000
Innovent Biologics, Inc. (a)(b)	144,000	945,802
Insmed, Inc. (b)	209,206	8,161,126
Neurocrine Biosciences, Inc. (b)	65,800	6,247,052
Prelude Therapeutics, Inc.	4,000	205,880
Regeneron Pharmaceuticals, Inc. (b)	21,400	11,043,042
Rubius Therapeutics, Inc. (b)	7,187	45,062
Sarepta Therapeutics, Inc. (b)	1,900	267,634
Seres Therapeutics, Inc. (b)	18,100	499,741
Vertex Pharmaceuticals, Inc. (b)	25,572	5,824,023
Viela Bio, Inc. (b)	8,300	318,222
		47,682,840
Health Care Equipment & Supplies - 4.0%
Axonics Modulation Technologies, Inc. (b)	31,600	1,386,924
Danaher Corp.	44,117	9,910,002
Haemonetics Corp. (b)	49,893	5,630,425
Hologic, Inc. (b)	126,800	8,765,684
Intuitive Surgical, Inc. (b)	12,809	9,299,974
Nevro Corp. (b)	11,000	1,773,750
Outset Medical, Inc.	8,500	544,000
Penumbra, Inc. (b)	11,814	2,621,527
		39,932,286
Health Care Providers & Services - 3.8%
Centene Corp. (b)	57,500	3,544,875
Guardant Health, Inc. (b)	4,485	543,223
HealthEquity, Inc. (b)	42,200	3,025,318
UnitedHealth Group, Inc.	91,808	30,878,703
		37,992,119
Health Care Technology - 1.5%
Inspire Medical Systems, Inc. (b)	35,618	6,615,687
MultiPlan Corp. (d)	202,726	1,406,918
MultiPlan Corp.:
Class A (b)	28,400	197,096
warrants (b)(d)	10,036	18,218
Schrodinger, Inc.	13,600	946,288
Simulations Plus, Inc.	11,300	632,461
Veeva Systems, Inc. Class A (b)	19,897	5,508,882
		15,325,550
Life Sciences Tools & Services - 1.9%
10X Genomics, Inc. (b)	16,404	2,511,616
Berkeley Lights, Inc. (b)	36,200	2,999,532
Bio-Rad Laboratories, Inc. Class A (b)	2,000	1,077,000
Bio-Techne Corp.	1,900	576,289
Bruker Corp.	82,063	4,153,208
Charles River Laboratories International, Inc. (b)	11,300	2,650,076
Codexis, Inc. (b)	79,696	1,475,970
Fluidigm Corp. (b)(c)	122,400	766,224
Nanostring Technologies, Inc. (b)	46,600	2,313,224
Sotera Health Co.	17,900	484,374
		19,007,513
Pharmaceuticals - 2.1%
AstraZeneca PLC sponsored ADR	125,970	6,668,852
Eli Lilly & Co.	90,200	13,137,630
Reata Pharmaceuticals, Inc. (b)	4,100	626,275
Revance Therapeutics, Inc. (b)	47,700	1,151,478
		21,584,235

TOTAL HEALTH CARE		181,524,543

INDUSTRIALS - 8.3%
Aerospace & Defense - 0.8%
The Boeing Co.	9,400	1,980,674
TransDigm Group, Inc.	9,995	5,789,004
		7,769,678
Airlines - 0.7%
Ryanair Holdings PLC sponsored ADR (b)	67,200	6,973,344
Building Products - 0.4%
Builders FirstSource, Inc. (b)	29,200	1,092,372
Fortune Brands Home & Security, Inc.	35,300	2,947,550
		4,039,922
Electrical Equipment - 0.7%
Bloom Energy Corp. Class A (b)	23,200	568,864
Generac Holdings, Inc. (b)	32,200	6,942,320
		7,511,184
Industrial Conglomerates - 1.5%
General Electric Co.	1,469,000	14,954,420
Machinery - 1.0%
Ingersoll Rand, Inc. (b)	164,128	7,265,947
Woodward, Inc.	22,900	2,560,907
		9,826,854
Professional Services - 1.4%
Dun & Bradstreet Holdings, Inc. (b)(c)	28,100	753,361
Equifax, Inc.	53,664	8,956,522
Upwork, Inc. (b)	146,080	4,779,738
		14,489,621
Road & Rail - 1.7%
Rumo SA (b)	467,700	1,655,204
Uber Technologies, Inc. (b)	302,840	15,039,034
		16,694,238
Trading Companies & Distributors - 0.1%
BMC Stock Holdings, Inc. (b)	22,500	1,101,150
Fastenal Co.	7,200	356,040
		1,457,190

TOTAL INDUSTRIALS		83,716,451

INFORMATION TECHNOLOGY - 35.2%
Electronic Equipment & Components - 0.4%
II-VI, Inc. (b)	50,100	3,389,265
Novanta, Inc. (b)	1,700	203,966
		3,593,231
IT Services - 4.0%
Adyen BV (a)(b)	1,300	2,483,199
Black Knight, Inc. (b)	51,305	4,700,564
CACI International, Inc. Class A (b)	4,200	996,618
Edenred SA	313	17,886
MasterCard, Inc. Class A	10,773	3,625,222
MongoDB, Inc. Class A (b)(c)	26,700	7,671,177
Okta, Inc. (b)	12,011	2,943,175
Shopify, Inc. Class A (b)	5,622	6,050,869
Square, Inc. (b)	44,100	9,303,336
Visa, Inc. Class A	9,843	2,070,475
		39,862,521
Semiconductors & Semiconductor Equipment - 11.0%
Allegro MicroSystems LLC (b)	5,900	141,305
Array Technologies, Inc.	31,700	1,444,886
ASML Holding NV	18,933	8,287,542
Enphase Energy, Inc. (b)	28,300	3,864,931
MediaTek, Inc.	20,000	492,825
NVIDIA Corp.	65,301	35,005,254
NXP Semiconductors NV	83,264	13,190,683
Qualcomm, Inc.	258,640	38,064,049
SiTime Corp.	11,800	1,026,246
SolarEdge Technologies, Inc. (b)	9,100	2,529,618
Universal Display Corp.	29,500	6,756,680
		110,804,019
Software - 14.4%
Adobe, Inc. (b)	61,504	29,427,819
Agora, Inc. ADR (b)	1,200	46,140
Cloudflare, Inc. (b)	17,146	1,287,322
Datadog, Inc. Class A (b)	1,823	180,331
Duck Creek Technologies, Inc. (b)	1,000	39,760
Elastic NV (b)	988	122,314
FireEye, Inc. (b)	220,000	3,306,600
JFrog Ltd.	1,200	84,432
Manhattan Associates, Inc. (b)	35,673	3,647,208
Microsoft Corp.	402,268	86,113,511
NICE Systems Ltd. sponsored ADR (b)	11,900	2,900,268
Salesforce.com, Inc. (b)	74,502	18,312,592
Volue A/S	24,600	98,658
		145,566,955
Technology Hardware, Storage & Peripherals - 5.4%
Apple, Inc.	402,600	47,929,530
Samsung Electronics Co. Ltd.	115,620	6,956,892
		54,886,422

TOTAL INFORMATION TECHNOLOGY		354,713,148

MATERIALS - 1.7%
Chemicals - 1.4%
Albemarle Corp. U.S.	19,300	2,624,221
DuPont de Nemours, Inc.	11,300	716,872
LG Chemical Ltd.	6,490	4,683,722
Sherwin-Williams Co.	8,569	6,406,441
		14,431,256
Construction Materials - 0.3%
Eagle Materials, Inc.	27,200	2,474,928

TOTAL MATERIALS		16,906,184

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Simon Property Group, Inc.	54,700	4,516,579
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (b)	18,400	1,124,976
KE Holdings, Inc. ADR (b)	21,200	1,384,996
		2,509,972

TOTAL REAL ESTATE		7,026,551

TOTAL COMMON STOCKS
(Cost $534,218,219)		1,009,626,246

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Biotechnology - 0.0%
Nuvation Bio, Inc. Series A (b)(d)	287,000	482,160
Health Care Technology - 0.1%
Vor Biopharma, Inc. (d)(e)	952,039	495,060

TOTAL HEALTH CARE		977,220

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (b)(d)(e)	38,419	1,203
MATERIALS - 0.1%
Metals & Mining - 0.1%
Illuminated Holdings, Inc.:
Series C2 (d)(e)	21,131	581,103
Series C3 (d)(e)	26,414	726,385
		1,307,488
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,037,141)		2,285,911

Money Market Funds - 0.9%
Fidelity Securities Lending Cash Central Fund 0.09% (f)(g)
(Cost $8,916,548)	8,915,656	8,916,548
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $545,171,908)		1,020,828,705
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(13,186,683)
NET ASSETS - 100%		$1,007,642,022

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,106,783 or 1.0% of net assets.

 (b) Non-income producing

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,711,047 or 0.4% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Illuminated Holdings, Inc. Series C2	7/7/20	$528,275
Illuminated Holdings, Inc. Series C3	7/7/20	$792,420
MultiPlan Corp.	10/8/20	$2,007,188
MultiPlan Corp. warrants	10/8/20	$0
Nuvation Bio, Inc. Series A	6/17/19	$221,386
Vor Biopharma, Inc.	6/30/20	$495,060

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$26,194
Fidelity Securities Lending Cash Central Fund	119,100
Total	$145,294

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$154,843,998	$122,625,985	$32,218,013	$--
Consumer Discretionary	125,916,355	109,750,845	16,165,510	--
Consumer Staples	38,303,603	27,521,294	10,782,309	--
Energy	15,775,417	2,195,592	13,579,825	--
Financials	30,899,996	30,311,429	588,567	--
Health Care	182,501,763	180,560,523	1,446,180	495,060
Industrials	83,716,451	83,716,451	--	--
Information Technology	354,714,351	352,113,405	2,599,743	1,203
Materials	18,213,672	16,906,184	--	1,307,488
Real Estate	7,026,551	7,026,551	--	--
Money Market Funds	8,916,548	8,916,548	--	--
Total Investments in Securities:	$1,020,828,705	$941,644,807	$77,380,147	$1,803,751

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.6%
Cayman Islands	4.5%
Netherlands	2.9%
India	1.8%
Korea (South)	1.2%
France	1.0%
Others (Individually Less Than 1%)	6.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $9,388,705) — See accompanying schedule: Unaffiliated issuers (cost $536,255,360)	$1,011,912,157
Fidelity Central Funds (cost $8,916,548)	8,916,548
Total Investment in Securities (cost $545,171,908)		$1,020,828,705
Receivable for fund shares sold		2,596,160
Dividends receivable		441,722
Distributions receivable from Fidelity Central Funds		3,116
Receivable from investment adviser for expense reductions		3,996
Total assets		1,023,873,699
Liabilities
Payable to custodian bank	$691,483
Payable for investments purchased	510,275
Payable for fund shares redeemed	5,414,447
Other payables and accrued expenses	699,704
Collateral on securities loaned	8,915,768
Total liabilities		16,231,677
Net Assets		$1,007,642,022
Net Assets consist of:
Paid in capital		$313,720,095
Total accumulated earnings (loss)		693,921,927
Net Assets		$1,007,642,022
Net Asset Value, offering price and redemption price per share ($1,007,642,022 ÷ 51,060,603 shares)		$19.73

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Dividends		$6,053,758
Income from Fidelity Central Funds (including $119,100 from security lending)		145,294
Total income		6,199,052
Expenses
Custodian fees and expenses	$63,293
Independent trustees' fees and expenses	5,221
Interest	7,460
Miscellaneous	2,221
Total expenses before reductions	78,195
Expense reductions	(9,228)
Total expenses after reductions		68,967
Net investment income (loss)		6,130,085
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	214,752,413
Fidelity Central Funds	1,702
Foreign currency transactions	(11,758)
Total net realized gain (loss)		214,742,357
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $491,815)	133,190,610
Assets and liabilities in foreign currencies	1,193
Total change in net unrealized appreciation (depreciation)		133,191,803
Net gain (loss)		347,934,160
Net increase (decrease) in net assets resulting from operations		$354,064,245

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,130,085	$7,995,152
Net realized gain (loss)	214,742,357	109,962,881
Change in net unrealized appreciation (depreciation)	133,191,803	58,280,132
Net increase (decrease) in net assets resulting from operations	354,064,245	176,238,165
Distributions to shareholders	(119,061,402)	(73,966,903)
Share transactions
Proceeds from sales of shares	119,682,293	174,241,041
Reinvestment of distributions	119,061,402	73,966,903
Cost of shares redeemed	(443,826,502)	(320,110,139)
Net increase (decrease) in net assets resulting from share transactions	(205,082,807)	(71,902,195)
Total increase (decrease) in net assets	29,920,036	30,369,067
Net Assets
Beginning of period	977,721,986	947,352,919
End of period	$1,007,642,022	$977,721,986
Other Information
Shares
Sold	7,595,541	12,200,603
Issued in reinvestment of distributions	8,510,465	6,236,670
Redeemed	(28,013,356)	(22,161,899)
Net increase (decrease)	(11,907,350)	(3,724,626)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Series Equity Growth Fund

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.53	$14.20	$15.41	$11.22	$11.25
Income from Investment Operations
Net investment income (loss)A	.10	.12	.13	.08	.02
Net realized and unrealized gain (loss)	6.02	2.33	1.05	4.12	(.03)
Total from investment operations	6.12	2.45	1.18	4.20	(.01)
Distributions from net investment income	(.13)	(.13)	(.09)	(.01)	(.02)
Distributions from net realized gain	(1.79)	(.99)	(2.30)	–	–
Total distributions	(1.92)	(1.12)	(2.39)	(.01)	(.02)
Net asset value, end of period	$19.73	$15.53	$14.20	$15.41	$11.22
Total ReturnB	44.43%	19.73%	8.96%	37.51%	(.11)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.01%	.01%	.01%	.32%	.65%
Expenses net of fee waivers, if any	.01%	.01%	.01%	.32%	.65%
Expenses net of all reductions	.01%	.01%	- %E	.32%	.65%
Net investment income (loss)	.65%	.84%	.92%	.57%	.15%
Supplemental Data
Net assets, end of period (000 omitted)	$1,007,642	$977,722	$947,353	$933,562	$901,989
Portfolio turnover rateF	56%	52%G	38%	48%	60%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Advisor Series Equity Growth Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$481,702,891
Gross unrealized depreciation	(7,664,093)
Net unrealized appreciation (depreciation)	$474,038,798
Tax Cost	$546,789,907

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$35,786,591
Undistributed long-term capital gain	$184,774,630
Net unrealized appreciation (depreciation) on securities and other investments	$474,038,469

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$8,082,497	$ 8,554,891
Long-term Capital Gains	110,978,905	65,412,012
Total	$119,061,402	$ 73,966,903

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Equity Growth Fund	521,985,025	837,112,989

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Equity Growth Fund	$12,806

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor Series Equity Growth Fund	Borrower	$12,208,968.71%		$7,460

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $87,353,775 in exchange for 6,011,960 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,047.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor Series Equity Growth Fund	$2,211

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor Series Equity Growth Fund	$11,860	$1,317	$12,424

8. Expense Reductions.

The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .003% of average net assets. This reimbursement will remain in place through March 31, 2024. The expense limitation prior to August 1, 2020 was .014%. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $9,228.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Series Equity Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Series Equity Growth Fund (one of the funds constituting Fidelity Advisor Series I, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the five years in the period ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Advisor Series Equity Growth Fund	.01%
Actual		$1,000.00	$1,291.20	$.06
Hypothetical-C		$1,000.00	$1,024.95	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Series Equity Growth Fund voted to pay on December 17, 2020, to shareholders of record at the opening of business on December 16, 2020, a distribution of $4.231 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.126 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $185,218,222, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 74% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 91% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 7% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	23,145,273,181.030	97.178
Withheld	672,052,762.535	2.822
TOTAL	23,817,325,943.566	100.000
Donald F. Donahue
Affirmative	22,942,467,884.564	96.327
Withheld	874,858,059.002	3.673
TOTAL	23,817,325,943.566	100.000
Bettina Doulton
Affirmative	23,156,537,524.453	97.226
Withheld	660,788,419.112	2.774
TOTAL	23,817,325,943.566	100.000
Vicki L. Fuller
Affirmative	23,220,055,835.126	97.492
Withheld	597,270,108.440	2.508
TOTAL	23,817,325,943.566	100.00
Patricia L. Kampling
Affirmative	23,092,064,637.578	96.955
Withheld	725,261,305.988	3.045
TOTAL	23,817,325,943.566	100.000
Alan J. Lacy
Affirmative	22,821,234,479.156	95.818
Withheld	996,091,464.410	4.182
TOTAL	23,817,325,943.566	100.000
Ned C. Lautenbach
Affirmative	22,495,260,210.796	94.449
Withheld	1,322,065,732.770	5.551
TOTAL	23,817,325,943.566	100.000
Robert A. Lawrence
Affirmative	23,084,247,692.778	96.922
Withheld	733,078,250.787	3.078
TOTAL	23,817,325,943.566	100.000
Joseph Mauriello
Affirmative	22,868,255,852.105	96.015
Withheld	949,070,091.461	3.985
TOTAL	23,817,325,943.566	100.000
Cornelia M. Small
Affirmative	23,048,299,612.538	96.771
Withheld	769,026,331.028	3.229
TOTAL	23,817,325,943.566	100.000
Garnett A. Smith
Affirmative	23,059,252,757.826	96.817
Withheld	758,073,185.740	3.183
TOTAL	23,817,325,943.566	100.000
David M. Thomas
Affirmative	23,069,618,526.323	96.861
Withheld	747,707,417.242	3.139
TOTAL	23,817,325,943.566	100.000
Susan Tomasky
Affirmative	23,129,152,380.992	97.111
Withheld	688,173,562.573	2.889
TOTAL	23,817,325,943.566	100.000
Michael E. Wiley
Affirmative	22,863,276,570.233	95.994
Withheld	954,049,373.333	4.006
TOTAL	23,817,325,943.566	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	813,677,676.526	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	813,677,676.526	100.000
Proposal 1 reflects trust wide proposal and voting results.

AXM1-ANN-0121
1.9860268.106

Item 2.

Code of Ethics

As of the end of the period, November 30, 2020, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Equity Growth Fund, Fidelity Advisor Equity Income Fund, Fidelity Advisor Equity Value Fund, Fidelity Advisor Growth & Income Fund, Fidelity Advisor Growth Opportunities Fund, Fidelity Advisor Large Cap Fund, Fidelity Advisor Series Growth Opportunities Fund, Fidelity Advisor Stock Selector Mid Cap Fund, and Fidelity Advisor Value Strategies Fund (the “Funds”):

Services Billed by Deloitte Entities

November 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$50,100	$-	$8,700	$1,100
Fidelity Advisor Equity Income Fund	$42,700	$-	$9,200	$1,100
Fidelity Advisor Equity Value Fund	$43,100	$-	$10,400	$1,000
Fidelity Advisor Growth & Income Fund	$42,400	$-	$7,800	$1,000
Fidelity Advisor Growth Opportunities Fund	$54,000	$-	$8,500	$1,200
Fidelity Advisor Large Cap Fund	$46,000	$-	$7,600	$1,000
Fidelity Advisor Series Growth Opportunities Fund	$49,100	$-	$8,800	$1,100
Fidelity Advisor Stock Selector Mid Cap Fund	$42,000	$-	$7,400	$1,000
Fidelity Advisor Value Strategies Fund	$41,500	$-	$11,100	$1,100

November 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Equity Growth Fund	$49,000	$100	$6,300	$1,200
Fidelity Advisor Equity Income Fund	$46,000	$100	$7,200	$1,200
Fidelity Advisor Equity Value Fund	$44,000	$100	$6,600	$1,100
Fidelity Advisor Growth & Income Fund	$45,000	$100	$5,500	$1,100
Fidelity Advisor Growth Opportunities Fund	$53,000	$100	$6,200	$1,300
Fidelity Advisor Large Cap Fund	$46,000	$100	$5,200	$1,100
Fidelity Advisor Series Growth Opportunities Fund	$50,000	$100	$6,300	$1,200
Fidelity Advisor Stock Selector Mid Cap Fund	$45,000	$100	$5,300	$1,100
Fidelity Advisor Value Strategies Fund	$45,000	$100	$7,300	$1,200

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Dividend Growth Fund, Fidelity Advisor Series Equity Growth Fund, Fidelity Advisor Series Small Cap Fund, Fidelity Advisor Small Cap Fund, and Fidelity Real Estate High Income Fund (the “Funds”):

Services Billed by PwC

November 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$45,000	$4,200	$7,800	$1,700
Fidelity Advisor Series Equity Growth Fund	$27,400	$2,500	$6,600	$1,000
Fidelity Advisor Series Small Cap Fund	$34,200	$3,300	$8,100	$1,300
Fidelity Advisor Small Cap Fund	$36,200	$3,500	$8,000	$1,400
Fidelity Real Estate High Income Fund	$149,600	$12,900	$15,100	$5,200

November 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Dividend Growth Fund	$52,000	$4,100	$4,400	$1,800
Fidelity Advisor Series Equity Growth Fund	$31,000	$2,500	$2,900	$1,100
Fidelity Advisor Series Small Cap Fund	$41,000	$3,300	$3,500	$1,500
Fidelity Advisor Small Cap Fund	$43,000	$3,500	$3,500	$1,500
Fidelity Real Estate High Income Fund	$172,000	$13,300	$6,700	$6,000

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	November 30, 2020A	November 30, 2019A
Audit-Related Fees	$-	$290,000
Tax Fees	$-	$5,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2020A	November 30, 2019A
Audit-Related Fees	$9,377,400	$7,890,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2020A	November 30, 2019A
Deloitte Entities	$590,700	$640,000
PwC	$14,564,900	$12,600,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	January 22, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 22, 2021